       As filed with the Securities and Exchange Commission on February 27, 2004

                                                      1933 Act File No. 33-74668
                                                      1940 Act File No. 811-8326

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM N-1A
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                         POST-EFFECTIVE AMENDMENT NO. 19

                                       AND
                             REGISTRATION STATEMENT
                                      UNDER
                       THE INVESTMENT COMPANY ACT OF 1940

                                AMENDMENT NO. 20


                         MFS(R) VARIABLE INSURANCE TRUST
             (Exact name of registrant as specified in its charter)

                500 Boylston, Street, Boston, Massachusetts 02116
                    (Address of Principal Executive Offices)

        Registrant's Telephone Number, Including Area Code: 617-954-5000
           Stephen E. Cavan, Massachusetts Financial Services Company,
                500 Boylston Street, Boston, Massachusetts 02116
                     (Name and Address of Agent for Service)

                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
  It is proposed that this filing will become effective (check appropriate box)


     / / immediately upon filing pursuant to paragraph (b)

     / / on [DATE] pursuant to paragraph (b)
     / / 60 days after filing pursuant to paragraph (a)(i)

     /X/ on April 29, 2004 pursuant to paragraph (a)(i)

     / / 75 days after filing pursuant to paragraph (a)(ii)
     / / on [DATE] pursuant to paragraph (a)(ii) of rule 485.

     If appropriate, check the following box:

     / / this post-effective amendment designates a new effective date for a previously filed post-effective amendment

================================================================================

[MFS(R) INVESTMENT MANAGEMENT LOGO]

MFS(R) VARIABLE INSURANCE TRUST(SM)                                   PROSPECTUS

MAY 1, 2004                                                        INITIAL CLASS

This Prospectus describes the 15 series of the MFS Variable Insurance Trust (referred to as the trust), each of which offers Initial Class shares.
   1. MFS BOND SERIES seeks mainly to provide as high a level of current income as is believed consistent with prudent risk and secondarily to protect shareholders' capital (referred to as the Bond Series).

   2. MFS CAPITAL OPPORTUNITIES SERIES seeks capital appreciation (referred to as the Capital Opportunities Series).
   3. MFS EMERGING GROWTH SERIES seeks to provide long-term growth of capital (referred to as the Emerging Growth Series).
   4. MFS GLOBAL EQUITY SERIES seeks capital appreciation (referred to as the Global Equity Series).
   5. MFS HIGH INCOME SERIES seeks high current income by investing primarily in a professionally managed diversified portfolio of fixed income securities, some of which may involve equity features (referred to as the High Income Series).
   6. MFS INVESTORS GROWTH STOCK SERIES seeks to provide long-term growth of capital and future income rather than current income (referred to as the Investors Growth Stock Series).
   7. MFS INVESTORS TRUST SERIES seeks mainly to provide long-term growth of capital and secondarily to provide reasonable current income (referred to as the Investors Trust Series).
   8. MFS MID CAP GROWTH SERIES seeks long-term growth of capital (referred to as the Mid Cap Growth Series).
   9. MFS MONEY MARKET SERIES seeks as high a level of current income as is considered consistent with the preservation of capital and liquidity (referred to as the Money Market Series).
  10. MFS NEW DISCOVERY SERIES seeks capital appreciation (referred to as the New Discovery Series).
  11. MFS RESEARCH SERIES seeks to provide long-term growth of capital and future income (referred to as the Research Series).
  12. MFS STRATEGIC INCOME SERIES (formerly known as MFS Global Governments Series) seeks high current income by investing in fixed income securities. Its secondary objective is to provide significant capital appreciation. (referred to as the Strategic Income Series).
  13. MFS TOTAL RETURN SERIES seeks mainly to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital and secondarily to provide a reasonable opportunity for growth of capital and income (referred to as the Total Return Series).
  14. MFS UTILITIES SERIES seeks capital growth and current income (income above that available from a portfolio invested entirely in equity securities) (referred to as the Utilities Series).
  15. MFS VALUE SERIES seeks capital appreciation and reasonable income (referred to as Value Series).

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SERIES' SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

TABLE OF CONTENTS


                                                                             PAGE
I       Expense Summary                                                        1

II      Risk Return Summary                                                    3

         1. Bond Series                                                        3

         2. Capital Opportunities Series                                       7

         3. Emerging Growth Series                                            10

         4. Global Equity Series                                              13

         5. High Income Series                                                16

         6. Investors Growth Stock Series                                     19

         7. Investors Trust Series                                            21

         8. Mid Cap Growth Series                                             24

         9. Money Market Series                                               27

        10. New Discovery Series                                              30

        11. Research Series                                                   33

        12. Strategic Income Series                                           35

        13. Total Return Series                                               40

        14. Utilities Series                                                  45

        15. Value Series                                                      50

III     Certain Investment Strategies and Risks                               53

IV      Management of the Series                                              53

V       Description of Shares                                                 54

VI      Other Information                                                     54

VII     Financial Highlights                                                  56

        Appendix A -- Investment Techniques and Practices                    A-1

      The trust offers Initial Class shares of its 15 series to separate accounts established by insurance companies in order to serve as investment vehicles for variable annuity and variable life insurance contracts and to qualified pension and retirement plans. Each of these series is managed by Massachusetts Financial Services Company (referred to as MFS or the adviser) and are described below.

   I      EXPENSE SUMMARY


-     EXPENSE TABLE


      This table describes the fees and expenses that you may pay when you hold initial class shares of each series. These fees and expenses do NOT take into account the fees and expenses imposed by insurance companies through which your investment in a series may be made.

      ANNUAL SERIES OPERATING EXPENSES (expenses that are deducted from a series' assets):


                                                                 CAPITAL     EMERGING       GLOBAL          HIGH        INVESTORS
                                                   BOND       OPPORTUNITIES   GROWTH        EQUITY         INCOME     GROWTH STOCK
                                                  SERIES          SERIES      SERIES        SERIES         SERIES        SERIES
                                              --------------  -------------  --------  ---------------  ------------  ------------
      Management Fee                            0.60%           0.75%         0.75%           1.00%        0.75%        0.75%
      Other Expenses                            0.34%           0.19%         0.12%           0.94%        0.15%        0.13%
      Total Annual Series Operating Expenses    0.94%           0.94%         0.87%           1.94%        0.90%        0.88%
        Fee Reductions                         (0.19)%(2)(3)   (0.04)%(2)(3)   N/A           (0.79)%(2)(3) 0.00%(2)(3)   N/A
        Net Expenses(1)                         0.75%           0.90%         0.87%           1.15%        0.90%        0.88%

                                              INVESTORS        MID CAP       MONEY            NEW                       STRATEGIC
                                                TRUST          GROWTH        MARKET        DISCOVERY   RESEARCH          INCOME
                                               SERIES          SERIES        SERIES          SERIES     SERIES           SERIES
                                              ---------        -------     ------------    ---------   --------       --------------
      Management Fee                            0.75%           0.75%         0.50%           0.90%        0.75%        0.75%
      Other Expenses                            0.12%           0.15%         0.49%           0.14%        0.13%        0.36%
      Total Annual Series Operating Expenses    0.87%           0.90%         0.99%           1.04%        0.88%        1.11%
        Fee Reductions                           N/A             N/A         (0.39)%(2)(3)     N/A          N/A        (0.21)%(2)(3)
        Net Expenses(1)                         0.87%           0.90%         0.60%           1.04%        0.88%        0.90%

                                               TOTAL
                                               RETURN        UTILITIES       VALUE
                                               SERIES         SERIES         SERIES
                                               ------        ---------    -------------
      Management Fee                            0.75%           0.75%         0.75%
      Other Expenses(1)                         0.09%           0.17%         0.43%
      Total Annual Series Operating Expenses    0.84%           0.92%         1.18%
        Fee Reductions                           N/A             N/A         (0.28)%(2)(3)
        Net Expenses(1)                         0.84%           0.92%         0.90%


----------
      (1) Each series has an expense offset arrangement that reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. "Other Expenses" do not take into account these fee reductions, and are therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, "Net Expenses" would be lower for certain series and would equal:

          0.86% for Emerging Growth Series

          0.87% for Investors Growth Stock Series

          1.03% for New Discovery Series
          0.91% for Utilities Series
      (2) MFS has contractually agreed, subject to reimbursement, to bear the series' expenses such that "Other Expenses" (after taking into account the expense offset and brokerage arrangements described above), do not exceed 0.15% annually for each series except the Money Market Series, which will not exceed 0.10%. (Note that the High Income Series' "Other Expenses" are currently at or below 0.15% and the series is reimbursing MFS). This contractual fee arrangement may not be changed without approval of the Board of Trustees which oversees the series.
      (3) The reimbursement agreement will terminate on the earlier of December 31, 2004 or such date as all expenses previously borne by MFS under agreement have been paid by the series. Except for Global Equity Series which will terminate on or before May 1, 2004, and Value Series which will terminate on or before January 1, 2005.

-     EXAMPLE OF EXPENSES--INITIAL CLASS


      THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE SERIES WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THESE EXAMPLES DO NOT TAKE INTO ACCOUNT THE FEES AND EXPENSES IMPOSED BY INSURANCE COMPANIES THROUGH WHICH YOUR INVESTMENT IN A SERIES MAY BE MADE.

        The examples assume that:

        - You invest $10,000 in the series for the time periods indicated and you redeem your shares at the end of the time periods;

        - Your investment has a 5% return each year and dividends and other distributions are reinvested; and

        - The series' operating expenses remain the same, except that for the Bond Series, Capital Opportunities Series, Global Equity Series, High Income Series, Money Market Series, Strategic Income Series and Value Series the series' total operating expenses are assumed to be the series' "Net Expenses" for the first year, and the series' "Total Annual Series Operating Expenses" for subsequent years (see the expense table on the previous page).

        Although your actual costs may be higher or lower, under these assumptions your costs would be:


                                                           PERIOD
                                              ----------------------------------
                                              1 YEAR  3 YEARS  5 YEARS  10 YEARS
      --------------------------------------------------------------------------
      Bond Series                             $   77  $   281  $   502  $  1,137
      Capital Opportunities Series                92      296      516     1,151
      Emerging Growth Series                      89      278      482     1,073
      Global Equity Series                       117      533      974     2,200
      High Income Series                          92      287      498     1,108
      Investors Growth Stock Series               90      281      488     1,084
      Investors Trust Series                      89      278      482     1,073
      Mid Cap Growth Series                       92      287      498     1,108
      Money Market Series                         61      276      509     1,178
      New Discovery Series                       106      331      574     1,271
      Research Series                             90      281      488     1,084
      Strategic Income Series                     92      330      587     1,322
      Total Return Series                         86      268      466     1,037
      Utilities Series                            94      293      509     1,131
      Value Series                                92      347      622     1,407

   II     RISK RETURN SUMMARY

      Investment strategies which are common to all series are described under the caption "Certain Investment Strategies."

      1:  BOND SERIES

-     INVESTMENT OBJECTIVES


      The series' main investment objective is to provide as high a level of current income as is believed to be consistent with prudent risk. Its secondary objective is to protect shareholders' capital. These objectives may be changed without shareholder approval.


-     PRINCIPAL INVESTMENT POLICIES

      The series invests, under normal market conditions, at least 80% of its net assets in the following fixed income securities:


      - CORPORATE BONDS, which are bonds or other debt obligations issued by domestic or foreign (including emerging market) corporations or other similar entities.

      - U.S. GOVERNMENT SECURITIES, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed or supported by, the U.S. government or one of its agencies or instrumentalities (including mortgage-backed securities). Although U.S. Government agencies or instrumentalities are chartered or sponsored by Congress, they may not be funded by Congress and securities issued by certain of these entities are not issued or guaranteed by the U.S. Treasury or supported by the full faith and credit of the U.S. Government.

      - MORTGAGE-BACKED AND ASSET-BACKED SECURITIES, which represent interests in a pool of assets such as mortgage loans, car loan receivables or credit card receivables.


      While the series may purchase corporate bonds which have been assigned lower credit ratings by credit rating agencies (commonly known as junk bonds), it focuses on investment grade bonds. These bonds are rated in the higher rating categories by credit rating agencies or are unrated and considered by MFS to be comparable in quality.


      In selecting fixed income investments for the series, MFS considers the views of its large group of fixed income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed income markets. This three-month "horizon" outlook is used by the portfolio manager(s) of MFS' fixed income oriented funds (including the series) as a tool in making or adjusting a series' asset allocations to various segments of the fixed income markets. In assessing the credit quality of fixed income securities, MFS does not rely solely on the credit ratings assigned by credit rating agencies, but rather primarily performs its own independent credit analysis.


      The series may invest in derivative securities. Derivatives are securities whose value may be based on other securities, currencies, interest rates, or indices. Derivatives include:

      - futures and forward contracts,

      - options on futures contracts, foreign currencies, securities and bond indices,

      - structured notes and indexed securities, and

      - swaps, caps, floors and collars.

      Consistent with the series' principal investment policies the series may invest in foreign securities, and may have exposure to foreign currencies through its investment in these securities.

      The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

-     PRINCIPAL RISKS OF AN INVESTMENT

      The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

      The principal risks of investing in the series are:

      - ALLOCATION RISK: The series will allocate its investments among various segments of the fixed income markets based upon judgments made by MFS. The series could miss attractive investment opportunities by underweighting markets where there are significant returns, or could lose value overweighting markets where there are significant declines.

      - INTEREST RATE RISK: When interest rates rise, the prices of fixed income securities in the series' portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the series' portfolio will generally rise.

      - MATURITY RISK: Interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of the series' fixed income investments will affect the volatility of the series' share price.


      - CREDIT RISK: Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk. Investors should note that while securities issued by certain U.S. Government agencies or instrumentalities are guaranteed by the U.S. Government, securities issued by many U.S. Government agencies are not guaranteed by the U.S. Government.


      - LIQUIDITY RISK: The fixed income securities purchased by the series may be traded in the over-the-counter market rather than on an organized exchange and are subject to liquidity risk. This means that they may be harder to purchase or sell at a fair price. The inability to purchase or sell these fixed income securities at a fair price could have a negative impact on the series' performance.


      - JUNK BOND RISK:


        - HIGHER CREDIT RISK: Junk bonds are subject to a substantially higher degree of credit risk than investment grade bonds. During recessions, a high percentage of issuers of junk bonds may default on payments of principal and interest. The price of a junk bond may therefore fluctuate drastically due to bad news about the issuer or the economy in general.

        - HIGHER LIQUIDITY RISK: During recessions and periods of broad market declines, junk bonds could become less liquid, meaning that they will be harder to value or sell at a fair price.

      - MORTGAGE-BACKED AND ASSET-BACKED SECURITIES RISK

        - MATURITY RISK:

          + MORTGAGE-BACKED SECURITIES: A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

              + When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the series' mortgage-backed securities will result in an unforeseen loss of interest income to the series as the series may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgage-backed securities do not increase as much as other fixed income securities when interest rates fall.

              + When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.

          + COLLATERALIZED MORTGAGE OBLIGATIONS: The series may invest in mortgage-backed securities called collateralized mortgage obligations (CMOs). CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, the series may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

          + ASSET-BACKED SECURITIES: Asset-backed securities have prepayment risks similar to mortgage-backed securities.


        - CREDIT RISK: As with any fixed income security, mortgage-backed and asset-backed securities are subject to the risk that the issuer will default on principal and interest payments. It may be difficult to enforce rights against the assets underlying mortgage-backed and asset-backed securities in the case of default. Investors should note that while securities issued by certain U.S. Government agencies or instrumentalities are guaranteed by the U.S. Government, securities issued by many U.S. Government agencies are not guaranteed by the U.S. Government. Mortgage-backed securities and asset-backed securities issued by private lending institutions or other financial intermediaries may be supported by insurance or other forms of guarantees.


      - DERIVATIVES RISK:

          - HEDGING RISK: When a derivative is used as a hedge against an opposite position that the series also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

          - CORRELATION RISK: When the series uses derivatives to hedge, it takes the risk that changes in the value of the derivative will not match those of the asset being hedged. Incomplete correlation can result in unanticipated losses.

          - INVESTMENT RISK: When the series uses derivatives as an investment vehicle to gain market exposure, rather than for hedging purposes, any loss on the derivative investment will not be offset by gains on another hedged investment. The series is therefore directly exposed to the risks of that derivative. Gains or losses from derivative investments may be substantially greater than the derivative's original cost.

          - AVAILABILITY RISK: Derivatives may not be available to the series upon acceptable terms. As a result, the series may be unable to use derivatives for hedging or other purposes.

          - CREDIT RISK: When the series uses derivatives, it is subject to the risk that the other party to the agreement will not be able to perform.

      - FOREIGN SECURITIES RISK: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

          - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

          - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

          - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

          - Foreign markets may be less liquid and more volatile than U.S. markets.

          - Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters into the contract may fail to perform its obligations to the series.


      - EMERGING MARKETS RISK: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.


      - ACTIVE OR FREQUENT TRADING RISK: The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the series' performance.

      - As with any mutual fund, you could lose money on your investment in the series.

      AN INVESTMENT IN THE SERIES IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

-     BAR CHART AND PERFORMANCE TABLE


      The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.

      BAR CHART


      The bar chart shows changes in the annual total returns of the series' Initial Class shares, assuming the reinvestment of distributions.


[CHART]

      1996    2.09%
      1997   10.14%
      1998    6.79%
      1999   (1.56)%
      2000    9.21%
      2001    8.71%
      2002    8.92%
      2003    9.34%


        During the period shown in the bar chart, the highest quarterly return was 5.15% (for the calendar quarter ended June 30, 2003) and the lowest quarterly return was (2.65)% (for the calendar quarter ended March 31, 1996).


      PERFORMANCE TABLE

      This table shows how the average annual total returns of the series' shares compares to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.


      AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2003)



                                                    1 YEAR  5 YEAR  LIFE*
      Bond Series--Initial Class Shares               9.34%   6.84% 6.86%
      Lehman Brothers Government/Credit Index**+      4.67%   6.66% 7.17%


----------

      * Fund performance figures are for the period from the commencement of the series' investment operations, October 24, 1995, through December 31, 2003. Index returns are from November 1, 1995.

      ** Source: Standard & Poor's Micropal, Inc.
      + The Lehman Brothers Government/Credit Index measures the performance of the investment-grade bond market.

      All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

-     PORTFOLIO MANAGER

      William J. Adams is the portfolio manager of the series. Mr. Adams, a Vice President of the adviser, has been employed by MFS in the investment management area since 1997. Mr. Adams became a portfolio manager of the series effective August 1, 2000.

      2:   CAPITAL OPPORTUNITIES SERIES

-     INVESTMENT OBJECTIVE

      The series' investment objective is capital appreciation. This objective may be changed without shareholder approval.

-     PRINCIPAL INVESTMENT POLICIES

      The series invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. The series focuses on companies which MFS believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow. The series' investments may include securities listed on a securities exchange or traded in the over-the-counter (OTC) markets.

      MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (such as the series) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the series' portfolio manager and MFS' large group of equity research analysts.

      The series may invest in foreign securities (including emerging market securities), through which it may have exposure to foreign currencies.

      The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

-     PRINCIPAL RISKS OF AN INVESTMENT

      The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

      The principal risks of investing in the series are:

      - MARKET RISK: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

      - COMPANY RISK: Prices of securities react to the economic condition of the company that issued the security. The series' investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

      - OVER-THE-COUNTER RISK: OTC transactions involve risks in addition to those incurred by transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the series may experience difficulty in purchasing or selling these securities at a fair price.

      - FOREIGN SECURITIES RISK: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

          - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

          - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

          - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

          - Foreign markets may be less liquid and more volatile than U.S. markets.

          - Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters into the contract may fail to perform its obligations to the series.

      - EMERGING MARKETS RISK: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.

      - ACTIVE OR FREQUENT TRADING RISK: The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the series' performance.

      - As with any mutual fund, you could lose money on your investment in the series.

      AN INVESTMENT IN THE SERIES IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.


-     BAR CHART AND PERFORMANCE TABLE


      The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.

      BAR CHART


      The bar chart shows changes in the annual total returns of the series' Initial Class, assuming the reinvestment of distributions.


[CHART]

      1997    26.47%
      1998    26.80%
      1999    47.42%
      2000    (3.66)%
      2001   (23.48)%
      2002   (29.69)%
      2003    27.39%

        During the period shown in the bar chart, the highest quarterly return was 27.90% (for the calendar quarter ended December 31, 1999) and the lowest quarterly return was (26.59)% (for the calendar quarter ended September 30, 2001).

      PERFORMANCE TABLE

      This table shows how the average annual total returns of the series' shares compares to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.


      AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2003)



                                                           1 YEAR   5 YEAR    LIFE*
       Capital Opportunities Series--Initial Class Shares   27.39%   (0.54)%   7.44%
       Standard & Poor's 500 Stock Index**+                 28.67%   (0.57)%   9.40%


----------

      * Series performance figures are for the period from the commencement of the series' investment operations on August 14, 1996, through December 31, 2003. Index returns are from August 1, 1996.


      ** The Standard & Poor's 500 Stock Index (the S&P 500) is a commonly used measure of the broad U.S. stock market.
      +  Source: Standard and Poor's Micropal, Inc.

      All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

-     PORTFOLIO MANAGER

      The series is managed by a team of portfolio managers comprised of S. Irfan Ali and Kenneth J. Enright, each an MFS Senior Vice President. These individuals have been the series' portfolio managers since October 7, 2002, and they have been employed in the MFS investment management area since: Mr. Ali - 1993 and Mr. Enright - 1986.

      Members of the team may change from time to time, and a current list of team members is available by calling MFS at the telephone number listed in the back of this prospectus.

      3:  EMERGING GROWTH SERIES

-     INVESTMENT OBJECTIVE

      The series' investment objective is long term growth of capital. This objective may be changed without shareholder approval.

-     PRINCIPAL INVESTMENT POLICIES

      The series invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of emerging growth companies. Emerging growth companies are companies which MFS believes are either:

      - early in their life cycle but which have the potential to become major enterprises, or

      - major enterprises whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand, or basic changes in the economic environment.

      Emerging growth companies may be of any size, and MFS would expect these companies to have products, technologies, management, markets and opportunities which will facilitate earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation. The series' investments may include securities listed on a securities exchange or traded in the over-the-counter (OTC) markets.

      MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (such as the series) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the series' portfolio manager and MFS' large group of equity research analysts.

      The series may invest in foreign securities (including emerging market securities), through which it may have exposure to foreign currencies.

      The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

-     PRINCIPAL RISKS OF AN INVESTMENT

      The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

      The principal risks of investing in the series are:

      - MARKET RISK: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

      - EMERGING GROWTH RISK: Prices of securities react to the economic condition of the company that issued the security. The series' equity investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions. Investments in emerging growth companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in other companies. Emerging growth companies often:

          - have limited product lines, markets and financial resources

          - are dependent on management by one or a few key individuals

          - have shares which suffer steeper than average price declines after disappointing earnings reports and are more difficult to sell at satisfactory prices

      - OVER-THE-COUNTER RISK: OTC transactions involve risks in addition to those incurred by transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the series may experience difficulty in purchasing or selling these securities at a fair price.

      - FOREIGN SECURITIES RISK: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

          - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

          - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

          - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

          - Foreign markets may be less liquid and more volatile than U.S. markets.

          - Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters into the contract may fail to perform its obligations to the series.

      - EMERGING MARKETS RISK: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.

      - ACTIVE OR FREQUENT TRADING RISK: The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the series' performance.

      - As with any mutual fund, you could lose money on your investment in the series.

      AN INVESTMENT IN THE SERIES IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.


-     BAR CHART AND PERFORMANCE TABLE


      The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.

      BAR CHART


      The bar chart shows changes in the annual total returns of the series' Initial Class shares, assuming the reinvestment of distributions.


[CHART]

      1996     17.02%
      1997     21.90%
      1998     34.16%
      1999     76.71%
      2000    (19.61)%
      2001    (33.49)%
      2002    (33.76)%
      2003     30.23%

        During the period shown in the bar chart, the highest quarterly return was 55.05% (for the calendar quarter ended December 31, 1999) and the lowest quarterly return was (29.03)% (for the calendar quarter ended September 30, 2001).

      PERFORMANCE TABLE

      This table shows how the average annual total returns of the series' shares compares to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.


      AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2003)^



                                                           1 YEAR   5 YEAR     LIFE*
       Emerging Growth Series--Initial Class Shares         30.23%    (4.01)%   7.44%
       Russell 3000(R)-Growth Index**+                      30.97%    (4.69)%   7.35%


----------

      ^ A portion of the returns shown is attributable to the receipt of a non-recurring payment in settlement of a class action lawsuit (see "Financial Highlights").

      * Series performance figures are for the period from the commencement of the series' investment operations, July 24, 1995, through December 31, 2003. Index returns are from August 1, 1995.
      ** Source: Standard & Poor's Micropal, Inc.
      + The Russell 3000 Growth Index measures the performance of U.S. growth stocks.

      All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

-     PORTFOLIO MANAGERS


      This series is managed by a team of portfolio managers comprised of Dale
      A. Dutile and David Sette-Ducati, each an MFS Senior Vice President, and Eric B. Fischman, an MFS Vice President. These individuals have each been a portfolio manager of the series since: Mr. Dutile and Mr. Sette-Ducati - January 2001 and Mr. Fischman - April 2002, and they have been employed in the MFS investment management area since: Mr. Dutile - 1994, Mr. Sette-Ducati - 1995 and Mr. Fischman - 2000. Prior to joining MFS, Mr. Fischman was an equity research analyst for State Street Research.


      Members of the team may change from time to time, and a current list of team members is available by calling MFS at the telephone number listed in the back of this prospectus.

      4: GLOBAL EQUITY SERIES

-     INVESTMENT OBJECTIVE

      The series' investment objective is capital appreciation. This objective may be changed without shareholder approval.

-     PRINCIPAL INVESTMENT POLICIES

      The series invests, under normal market conditions, at least 80% of its net assets in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts for those securities, of U.S. and foreign (including emerging market) issuers. The series spreads its investments across these markets and focuses on companies which MFS believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow. The series generally seeks to purchase securities of companies with relatively large market capitalizations relative to the market in which they are traded. The series' investments may include securities traded in the over-the-counter (OTC) markets. Under normal market conditions, the series invests in at least three different countries, one of which is the United States.

      A company's principal activities are determined to be located in a particular country if the company (a)is organized under the laws of, and maintains a principal office in a country, (b)has its principal securities trading market in a country, (c)derives 50% of its total revenues from goods sold or services performed in the country, or (d)Ehas 50% or more of its assets in the country.

      MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (such as the series) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the series' portfolio manager and MFS' large group of equity research analysts.

      The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

-     PRINCIPAL RISKS OF AN INVESTMENT

      The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

      The principal risks of investing in the series are:

      - MARKET RISK: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

      - COMPANY RISK: Prices of securities react to the economic condition of the company that issued the security. The series' investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

      - OVER-THE-COUNTER RISK: OTC transactions involve risks in addition to those incurred by transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the series may experience difficulty in purchasing or selling these securities at a fair price.

      - FOREIGN SECURITIES RISK: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

          - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

          - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

          - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

          - Foreign markets may be less liquid and more volatile than U.S. markets.

          - Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purposes of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters into the contract may fail to perform its obligations to the series.

      - EMERGING MARKETS RISK: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.

      - ACTIVE OR FREQUENT TRADING RISK: The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the series' performance.

      - As with any mutual fund, you could lose money on your investment in the series.

      An investment in the series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


      BAR CHART AND PERFORMANCE TABLE


      The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.

      BAR CHART


      The bar chart shows changes in the annual total returns of the series' Initial Class shares, assuming the reinvestment of distributions.


[CHART]

      2000    (7.09)%
      2001    (9.95)%
      2002   (11.89)%
      2003    27.84%


        During the period shown in the bar chart, the highest quarterly return was 15.12% (for the calendar quarter ended June 30, 2003) and the lowest quarterly return was (14.45)% (for the calendar quarter ended
      September 30, 2002).

      PERFORMANCE TABLE

      This table shows how the average annual total returns of the series' shares compares to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.


      AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2003)



                                                           1 YEAR   LIFE*
      Global Equity Series--Initial Class Shares            27.84%   3.37%
      MSCI World Index#+                                    33.76%  (2.00)%


----------

      * Series performance figures are for the period from the commencement of the series' investment operations, May 3, 1999, through December 31, 2003. Index returns are from May 1, 1999.

      #  Source: Standard & Poor's Micropal, Inc.
      + The Morgan Stanley Capital International (MSCI) World Index is a measure of the global stock market.

      All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

      PORTFOLIO MANAGER

      The series' portfolio manager is David R. Mannheim, a Senior Vice President of the Adviser. Mr. Mannheim has been the portfolio manager of the series since its inception and has been employed in the investment management area of the Adviser since 1988.

      5:  HIGH INCOME SERIES

-     INVESTMENT OBJECTIVE

      The series' investment objective is to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed income securities, some of which may involve equity features. This objective may be changed without shareholder approval.

-     PRINCIPAL INVESTMENT POLICIES

      The series invests, under normal market conditions, at least 80% of its net assets in high income fixed income securities. Fixed income securities offering the high current income sought by the series generally are lower rated bonds. These bonds, commonly known as junk bonds, are assigned lower credit ratings by credit rating agencies or are unrated and considered by MFS to be comparable to lower rated bonds.

      While the series focuses its investments on bonds issued by corporations or similar entities, it may invest in all types of debt securities. The series may invest in foreign securities (including emerging markets securities), through which it may have exposure to foreign currencies.


      In selecting fixed income investments for the series, MFS considers the views of its large group of fixed income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed income markets. This three-month "horizon" outlook is used by the portfolio manager(s) of MFS' fixed income oriented funds (including the series) as a tool in making or adjusting a series' asset allocations to various segments of the fixed income markets. In assessing the credit quality of fixed income securities, MFS does not rely solely on the credit ratings assigned by credit rating agencies, but rather primarily performs its own independent credit analysis.


-     PRINCIPAL RISKS OF AN INVESTMENT

      The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

      The principal risks of investing in the series are:

      - ALLOCATION RISK: The series will allocate its investments among fixed income markets based upon judgments made by MFS. The series could miss attractive investment opportunities by underweighting markets where there are significant returns, and could lose value by overweighting markets where there are significant declines.

      - INTEREST RATE RISK: When interest rates rise, the prices of fixed income securities in the series' portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the series' portfolio will generally rise.

      - MATURITY RISK: Interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of the series' fixed income investments will affect the volatility of the series' share price.

      - CREDIT RISK: Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk.

      - LIQUIDITY RISK: The fixed income securities purchased by the series may be traded in the over-the-counter market rather than on an organized exchange and are subject to liquidity risk. This means that they may be harder to purchase or sell at a fair price. The inability to purchase or sell these fixed income securities at a fair price could have a negative impact on the series' performance.

      - JUNK BOND RISK:

          - HIGHER CREDIT RISK: Junk bonds are subject to a substantially higher degree of credit risk than higher rated bonds. During recessions, a high percentage of issuers of junk bonds may default on payments of principal and interest. The price of a junk bond may therefore fluctuate drastically due to bad news about the issuer or the economy in general.

          - HIGHER LIQUIDITY RISK: During recessions and periods of broad market declines, junk bonds could become less liquid, meaning that they will be harder to value or sell at a fair price.

      - FOREIGN SECURITIES RISK: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

          - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

          - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

          - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

          - Foreign markets may be less liquid and more volatile than U.S. markets.

          - Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters into the contract may fail to perform its obligations to the series.

      - As with any mutual fund, you could lose money on your investment in the series.

      AN INVESTMENT IN THE SERIES IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

-     BAR CHART AND PERFORMANCE TABLE

      The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.

      BAR CHART


      The bar chart shows changes in the annual total returns of the series' Initial Class shares, assuming the reinvestment of distributions.


[CHART]

      1996    11.80%
      1997    13.62%
      1998    (0.18)%
      1999     6.44%
      2000    (6.67)%
      2001     2.07%
      2002     2.56%
      2003    17.96%


        During the period shown in the bar chart, the highest quarterly return was 5.95% (for the calendar quarter ended June 30, 2003) and the lowest quarterly return was (7.28)% (for the calendar quarter ended September 30, 1998).


      PERFORMANCE TABLE

      This table shows how the average annual total returns of the series' shares compares to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.


      AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2003)



      RETURNS BEFORE TAXES                                 1 YEAR   5 YEAR     LIFE*
       High Income Series--Initial Class Shares            17.96%     4.17%     6.02%
       Lipper High Yield Bond Index#+                      26.36%     2.91%     5.24%
       Lehman Brothers High Yield Index##++                28.97%     5.23%     6.71%


----------

      * Series performance figures are for the period from the commencement of the series' investment operations, July 26, 1995, through December 31, 2003. Index return is from August 1, 1995.

      #  Source: Lipper Inc.


      + The Lipper High Yield Bond Index, as calculated by Lipper, Inc., is the average investment performance of funds in the Lipper High Yield Bond Index category which have similar investment objectives to the fund, and does not reflect the deduction of sales charges.


      ## Source: Standard & Poor's Micropal, Inc.

      ++ The Lehman Brothers High Yield Index measures the performance of the high-yield bond market.


      All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

-     PORTFOLIO MANAGER

      Bernard Scozzafava, a Senior Vice President of the Adviser, has been employed in the investment management area of the Adviser since 1989. Mr. Scozzafava has been the series' portfolio manager since its inception.

      6:  INVESTORS GROWTH STOCK SERIES

-     INVESTMENT OBJECTIVE

      The series' investment objective is to provide long-term growth of capital and future income rather than current income. This objective may be changed without shareholder approval.

-     PRINCIPAL INVESTMENT POLICIES

      The series invests, under normal market conditions, at least 80% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of companies which MFS believes offer better than average prospects for long-term growth.

      MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (such as the series) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the series' portfolio manager and MFS' large group of equity research analysts.

      The series may invest in foreign securities through which it may have exposure to foreign currencies.

      The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

-     PRINCIPAL RISKS OF AN INVESTMENT

      The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

      The principal risks of investing in the series are:

      - MARKET RISK: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

      - GROWTH COMPANIES RISK: Prices of growth company securities held by the series may fall to a greater extent than the overall equity markets (E.G., as represented by the Standard and Poor's 500 Composite Stock Index) due to changing economic, political or market conditions or disappointing growth company earnings results.

      - FOREIGN SECURITIES RISK: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

          - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

          - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

          - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

          - Foreign markets may be less liquid and more volatile than U.S. markets.

          - Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters into the contract may fail to perform its obligations to the series.

      - ACTIVE OR FREQUENT TRADING RISK: The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the series' performance.

      - As with any mutual fund, you could lose money on your investment in the series.

      AN INVESTMENT IN THE SERIES IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

-     BAR CHART AND PERFORMANCE TABLE

      The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.

      BAR CHART


      The bar chart shows changes in the annual total returns of the series' Initial Class shares, assuming the reinvestment of distributions.


[CHART]

      2000     (6.17)%
      2001    (24.14)%
      2002    (27.53)%
      2003     23.02%

        During the period shown in the bar chart, the highest quarterly return was 14.81% (for the calendar quarter ended December 31, 2001) and the lowest quarterly return was (21.49)% (for the calendar quarter ended September 30, 2001).

      PERFORMANCE TABLE

      This table shows how the average annual total returns of the series' shares compares to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.


        AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2003)



                                                             1 YEAR     LIFE*
       Investors Growth Stock Series--Initial Class Shares    23.02%   (2.50)%
       Russell 1000 Growth Index**+                           29.75%   (6.73)%


----------

      * Series performance figures are for the period from the commencement of the series' investment operations, May 3, 1999, through December 31, 2003. Index return is from May 1, 1999.

      ** Source: Standard & Poor's Micropal, Inc.

      + The Russell 1000 Growth Index measures the performance of large-cap U.S. Growth stocks.


      All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

-     PORTFOLIO MANAGER


      This series is managed by a team of portfolio managers comprised of Stephen Pesek and S. Irfan Ali, each an MFS Senior Vice President, and Gregory Locraft, an MFS Vice President. These individuals have each been a portfolio manager of the series since: Mr. Pesek - since inception 1999, Mr. Ali and Mr. Locraft - each effective October 31, 2003, and each has been employed in the MFS investment management area since: Mr. Pesek - 1994, Mr. Ali - 1993 and Mr. Locraft - 1998.

      Members of the team may change from time to time, and a current list of team members is available by calling MFS at the telephone number listed in the back of this prospectus.

      7:  INVESTORS TRUST SERIES

-     INVESTMENT OBJECTIVES

      The series' investment objectives are mainly to provide long-term growth of capital and secondarily to provide reasonable current income. These objectives may be changed without shareholder approval. Prior to May 1, 2001 the series' investment objective was to provide reasonable current income and long-term growth of capital and income.

-     PRINCIPAL INVESTMENT POLICIES


      The series invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. These securities may be listed on a securities exchange or traded in the over-the-counter (OTC) markets. While the series may invest in companies of any size, the series generally focuses on companies with larger market capitalizations that MFS believes have sustainable growth prospects and attractive valuations based on current and expected earnings or cash flow. The series will also seek to generate gross income equal to approximately 90% of the dividend yield on the Standard & Poor's 500 Composite Stock Index.


      MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (such as the series) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the series' portfolio manager and MFS' large group of equity research analysts.

      The series may invest in foreign equity securities through which it may have exposure to foreign currencies.

-     PRINCIPAL RISKS OF AN INVESTMENT

      The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objectives, that are not described here.

      The principal risks of investing in the series are:

      - MARKET RISK: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

      - COMPANY RISK: Prices of securities react to the economic condition of the company that issued the security. The series' investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

      - LARGE CAP COMPANIES RISK: Large cap companies tend to go in and out of favor based on market and economic conditions. Large cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the series' value may not rise as much as the value of series that emphasize smaller cap companies.


      - OVER-THE COUNTER RISK: OTC transactions involve risks in addition to those incurred by transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the fund may experience difficulty in purchasing or selling these securities at a fair price.


      - FOREIGN SECURITIES RISK: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

          - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

          - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

          - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

          - Foreign markets may be less liquid and more volatile than U.S. markets.

          - Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters into the contract may fail to perform its obligations to the series.

      - As with any mutual fund, you could lose money on your investment in the series.

      AN INVESTMENT IN THE SERIES IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

-     BAR CHART AND PERFORMANCE TABLE

      The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.

      BAR CHART


      The bar chart shows changes in the annual total returns of the series' Initial Class shares, assuming the reinvestment of distributions.


[CHART]

      1996     24.46%
      1997     29.78%
      1998     22.32%
      1999      6.69%
      2000     (0.15)%
      2001    (15.95)%
      2002    (20.96)%
      2003     22.15%

        During the period shown in the bar chart, the highest quarterly return was 18.29% (for the calendar quarter ended December 31, 1998) and the lowest quarterly return was (15.43)% (for the calendar quarter ended September 30, 2002).

      PERFORMANCE TABLE

      This table shows how the average annual total returns of the series' shares compares to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.


      AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2003)



                                                     1 YEAR  5 YEAR   LIFE*
       Investors Trust Series--Initial Class Shares   22.15%  (2.87)%  7.56%
       Standard & Poor's 500 Stock Index**+           28.67%  (0.57)%  9.86%


----------

      * Series performance figures are for the period from the commencement of the series' investment operations on October 9, 1995, through December 31, 2003. Index returns are from October 1, 1995.


      ** The Standard & Poor's 500 Stock Index (the S&P 500) is a commonly used measure of the broad U.S. stock market.
      +  Source: Standard & Poor's Micropal, Inc.

      All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

-     PORTFOLIO MANAGERS


      The series is managed by John D. Laupheimer, Jr., an MFS Senior Vice President. Mr. Laupheimer has been the series' portfolio managers since inception in 1995, and he has been employed in the MFS investment management area since 1981.


      Members of the team may change from time to time, and a current list of team members is available by calling MFS at the telephone number listed in the back of this prospectus.

      8:  MID CAP GROWTH SERIES

-     INVESTMENT OBJECTIVE

      The series' investment objective is long-term growth of capital. This objective may be changed without shareholder approval.

-     PRINCIPAL INVESTMENT POLICIES

      The series invests, under normal market conditions, at least 80% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of companies with medium market capitalization which the series' investment adviser believes have above-average growth potential.


      Medium market capitalization companies are defined by the series as companies with market capitalizations equaling or exceeding $250 million but not exceeding the top of the Russell Midcap(TM) Growth Index range at the time of the series' investment. This Index is a widely recognized, unmanaged index of mid-cap common stock prices. The adviser generally expects that it will invest primarily in medium market capitalization companies with market capitalizations in excess of $1 billion. Companies whose market capitalizations fall below $250 million or exceed the top of the Russell Midcap Growth Index range after purchase continue to be considered medium-capitalization companies for purposes of the series' 80% investment policy. As of December 31, 2003 the top of the Russell Midcap Growth Index range was about $17.0 billion. The series' investments may include securities listed on a securities exchange or traded in the over-the-counter (OTC) markets.


      The series may establish "short" positions in specific securities or indices through short sales. In a short sale, the series borrows a security it does not own and then sells it in anticipation of a fall in the security's price. The series must replace the security it borrowed by purchasing the security at its market value at the time of replacement.

      MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (such as the series) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the series' portfolio manager and MFS' large group of equity research analysts.

      The series may invest in foreign securities (including emerging markets securities) through which it may have exposure to foreign currencies.

      The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

-     PRINCIPAL RISKS OF AN INVESTMENT

      The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

      The principal risks of investing in the series are:

      - MID CAP GROWTH COMPANY RISK: Prices of growth company securities held by the series may decline due to changing economic, political or market conditions, or due to the financial condition of the company which issued the security, and may decline to a greater extent than the overall equity markets (e.g., as represented by the Standard and Poor's 500 Composite Stock Index). Investments in medium capitalization companies can be riskier and more volatile than investments in companies with larger market capitalizations.

      - OVER-THE COUNTER RISK: OTC transactions involve risks in addition to those incurred by transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the fund may experience difficulty in purchasing or selling these securities at a fair price.

      - SHORT SALES RISK: The series will suffer a loss if it sells a security short and the value of the security rises rather than falls. Because the series must purchase the security it borrowed in a short sale at prevailing market rates, the potential loss is unlimited.

      - FOREIGN SECURITIES RISK: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

          - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

          - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

          - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

          - Foreign markets may be less liquid and more volatile than U.S. markets.

          - Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters into the contract may fail to perform its obligations to the series.

      - EMERGING MARKETS RISK: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.

      - ACTIVE OR FREQUENT TRADING RISK: The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the series' performance.

      - As with any mutual fund, you could lose money on your investment in the fund.

      AN INVESTMENT IN THE SERIES IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

-     BAR CHART AND PERFORMANCE TABLE

      The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.

      BAR CHART


      The bar chart shows changes in the annual total returns of the series' Initial Class shares, assuming the reinvestment of distributions.


[CHART]

      2001    (17.55)%
      2002    (43.20)%
      2003     37.03%

        During the period shown in the bar chart, the highest quarterly return was 28.69% (for the calendar quarter ended December 31, 2001) and the lowest quarterly return was (33.66)% (for the calendar quarter ended September 30, 2001).

      PERFORMANCE TABLE

      This table shows how the average annual total returns the series' shares compares to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.


      AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2003)



                                                     1 YEAR    LIFE*
       Mid Cap Growth Series--Initial Class Shares    37.03%  (12.00)%
       Russell Mid Cap Growth Index**+                42.71%  (10.44)%


----------

      * Series performance figures are for the period from the commencement of the series' investment operations on April 28, 2000, through December 31, 2003. Index returns are from May 1, 2000.

      ** The Russell Mid Cap Growth Index measures the performance of U.S.
         mid-cap growth stocks.
      +  Source: Standard & Poor's Micropal, Inc.

      All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

-     PORTFOLIO MANAGER


      The series is managed by a team of portfolio managers comprised of David
      E. Sette-Ducati, an MFS Senior Vice President, and Eric B. Fischman. Messrs. Sette-Ducati and Fischman have been employed in the MFS investment management area since: Mr. Sette-Ducati - 1995 and Mr. Fischman - 2000. Prior to joining MFS, Mr. Fischman was an equity research analyst for State Street Research.


      Members of the team may change from time to time, and a current list of team members is available by calling MFS at the telephone number listed in the back of this prospectus.

      9:  MONEY MARKET SERIES

-     INVESTMENT OBJECTIVE

      The series' investment objective is to seek as high a level of current income as is considered consistent with the preservation of capital and liquidity. This objective may be changed without shareholder approval.

-     PRINCIPAL INVESTMENT POLICIES

      The series is a money market fund, meaning it tries to maintain a share price of $1.00 while paying income to its shareholders. The series invests in money market instruments, which are short-term notes or other debt securities issued by banks or other corporations, or the U.S. government or other governmental entities. Under normal market conditions, the series invests at least 80% of its net assets in the following money market investments:

      - U.S. GOVERNMENT SECURITIES, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed by, the U.S. government or one of its agencies or instrumentalities

      - REPURCHASE AGREEMENTS collateralized by U.S. government securities

      - CERTIFICATES OF DEPOSIT, BANKERS' ACCEPTANCES AND OTHER BANK OBLIGATIONS, provided that the bank obligations are insured by the Federal Deposit Insurance Corporation or the issuing bank has capital, surplus, and undivided profits in excess of $100 million


      - COMMERCIAL PAPER which are rated within the highest credit ratings by one or more rating agencies or which are unrated and considered by MFS to be of comparable quality


      - MUNICIPAL SECURITIES AND PARTICIPATION INTERESTS IN MUNICIPAL SECURITIES which are bonds or other debt obligations of a U.S. state or political subdivision, such as a country, city, town, village, or authority and are interests in holdings of municipal obligations backed by a letter of credit or guarantee from the issuing bank.


      - OTHER SHORT-TERM OBLIGATIONS which are rated within the highest credit ratings by one or more rating agencies or are unrated and considered by MFS to be of comparable quality

      Although U.S. Government agencies or instrumentalities are chartered or sponsored by Congress, they may not be funded by Congress and securities issued by certain of these entities are not issued or guaranteed by the U.S. Treasury or supported by the full faith and credit of the U.S. Government.


      The series may invest up to 35% of its total assets in short-term notes or other debt securities not specifically described in the list above that are of comparable high quality and liquidity. These securities may include U.S. dollar-denominated securities of foreign issuers, including foreign companies, foreign governments and sovereign entities (such as government agencies), foreign banks and U.S. branches of foreign banks. These securities will be rated in the two highest credit ratings by rating agencies or unrated and considered by MFS to be of comparable quality.


      The fund may invest in municipal securities and participation interests in municipal securities issued by banks when yield differentials make investment in these securities attractive. Up to 20% of the fund's assets may be invested in these securities. Municipal securities are bonds or other debt obligations of a U.S. state or political subdivision, such as a county, city, town, village, or authority. Participation interests in municipal securities are interests in holdings of municipal obligations backed by a letter of credit or guarantee from the issuing bank.


      A money market fund must follow strict rules as to the investment quality, maturity, diversification and other features of the securities it purchases. Money market instruments purchased by the series have maturities of 13 months or less, and the average remaining maturity of the securities cannot be greater than 90 days.

-     PRINCIPAL RISKS OF AN INVESTMENT

      The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. Please note that there are many circumstances which could prevent the series from achieving its objective, that are not described here.


      - MONEY MARKET INSTRUMENTS RISK: Money market instruments provide opportunities for income with low credit risk, but may result in a lower yield than would be available from debt obligations of a lower quality or longer term. Although the series seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the series. Investors should note that while securities issued by certain U.S. Government agencies or instrumentalities are guaranteed by the U.S. Government, securities issued by many U.S. Government agencies are not guaranteed by the U.S. Government.


      - FOREIGN SECURITIES RISK: An investment in the series may involve a greater degree of risk than an investment in a series that invests only in debt obligations of U.S. domestic issuers. Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

          - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

          - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

          - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

          - Foreign markets may be less liquid and more volatile than U.S. markets.


      - Municipal Securities Risk:

          - INTEREST RATE RISK: As with any fixed income security, the prices of municipal securities in the fund's portfolio will generally fall when interest rates rise. Conversely, when interest rates fall, the prices of municipal securities in the fund's portfolio will generally rise.

          - MATURITY RISK: Interest rate risk will generally affect the price of a municipal security more if the security has a longer maturity. Municipal securities with longer maturities will therefore be more volatile than other municipal securities with shorter maturities. Conversely, municipal securities with shorter maturities will be less volatile but generally provide lower returns than municipal securities with longer maturities. The average maturity of the fund's municipal security investments will affect the volatility of the fund's share price.

          - CREDIT RISK: Credit risk is the risk that the issuer of a municipal security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain municipal securities to indicate their credit risk. The price of a municipal security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk. A participation interest is also subject to the risk of default by the issuing bank.

          - GENERAL OBLIGATIONS AND REVENUE OBLIGATIONS RISK: The fund may invest in municipal bonds that are general obligations backed by the full faith and credit of the municipal issuer. The fund may also invest in municipal bonds called revenue obligations which are subject to a higher degree of credit risk than general obligations. Revenue obligations finance specific projects, such as building a hospital, and are not backed by the full faith and credit of the municipal issuer. Because revenue obligations are repaid from the revenues from a facility, they are subject to a risk of default in payments of principal and interest if the facility does not generate enough income.


      AN INVESTMENT IN THE SERIES IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE SERIES SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE SERIES.

-     BAR CHART AND PERFORMANCE TABLE


      The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.

      BAR CHART


      The bar chart shows changes in the annual total returns of the series' Initial Class shares, assuming the reinvestment of distributions.


[CHART]

      1996    4.55%
      1997    4.91%
      1998    4.91%
      1999    4.62%
      2000    5.93%
      2001    3.72%
      2002    1.31%
      2003    0.61%


        During the period shown in the bar chart, the highest quarterly return was 1.53% (for the calendar quarter ended September 30, 2000) and the lowest quarterly return was 0.13% (for the calendar quarter ended September 30, 2003 and December 31, 2003).


      PERFORMANCE TABLE

      This table shows how the average annual total returns of the series' shares for certain periods and assumes the reinvestment of distributions.


      AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2003)



                                                     1 YEAR        5 YEAR     LIFE*
       Money Market Series--Initial Class Shares       0.61%         3.22%     3.87%


----------

      * For the period from the commencement of the series' investment operations, January 3, 1995, through December 31, 2003.


If you would like the fund's current yield, contact the MFS Service Center at the toll free number set forth on the back cover page.

      10: NEW DISCOVERY SERIES

-     INVESTMENT OBJECTIVE

      The series' investment objective is capital appreciation. This objective may be changed without shareholder approval.

-     PRINCIPAL INVESTMENT POLICIES

      The series invests, under normal market conditions, at least 65% of its net assets in equity securities of emerging growth companies. Equity securities include common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. Emerging growth companies are companies which MFS believes offer superior prospects for growth and are either:

      - early in their life cycle but which have the potential to become major enterprises, or

      - major enterprises whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand, or basic changes in the economic environment.


      While emerging growth companies may be of any size, the series will generally focus on smaller capitalization emerging growth companies that are early in their life cycle. Small cap companies are defined by MFS as those companies with market capitalizations within the range of market capitalizations in the Russell 2000 Stock Index at the time of investment. As of December 31, 2003 the range of companies in the Russell 2000 Stock Index was between $7 million and $2.3 billion. This index is a widely recognized, unmanaged index of small cap common stock prices. MFS would expect these companies to have products, technologies, management, markets and opportunities which will facilitate earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation. The series' investments in emerging growth companies may include securities listed on a securities exchange or traded in the over-the-counter (OTC) markets.


      MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (such as the series) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the series' portfolio manager and MFS' large group of equity research analysts.

      The series may engage in short sales. In a short sale, the series borrows a security it does not own and then sells it in anticipation of a fall in the security's price. The series must replace the security it borrowed by purchasing the security at its market value at the time of replacement.

      The fund may invest in foreign securities through which it may have exposure to foreign currencies.

-     PRINCIPAL RISKS OF AN INVESTMENT

      The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

      The principal risks of investing in the series are:

      - MARKET RISK: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

      - COMPANY RISK: Prices of securities react to the economic condition of the company that issued the security. The series' investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

      - EMERGING GROWTH COMPANIES RISK: Investments in emerging growth companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in other companies. Emerging growth companies often:

          - have limited product lines, markets and financial resources

          - are dependent on management by one or a few key individuals

          - have shares which suffer steeper than average price declines after disappointing earnings reports and are more difficult to sell at satisfactory prices

      - SMALL CAPITALIZATION COMPANIES RISK: Investments in small cap companies tend to involve more risk and be more volatile than investments in larger companies. Small capitalization companies may be more susceptible to market declines because of their limited product lines, financial and management resources, markets and distribution channels. Their shares may be more difficult to sell at satisfactory prices during market declines.

      - OVER-THE-COUNTER RISK: OTC transactions involve risks in addition to those incurred by transactions in securities traded on exchanges. OTC listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange listed stocks. The values of these stocks may be more volatile than exchange listed stocks, and the series may experience difficulty in purchasing or selling these securities at a fair price.

      - FOREIGN SECURITIES RISK: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

          - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

          - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

          - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

          - Foreign markets may be less liquid and more volatile than U.S. markets.

          - Foreign securities often trade in currencies other than the U.S. dollar, and the fund may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the fund to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the fund's foreign currency holdings. By entering into forward foreign currency exchange contracts, the fund may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the fund may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the fund enters the contract may fail to perform its obligations to the fund.

      - SHORT SALES RISK: The series will suffer a loss if it sells a security short and the value of the security rises rather than falls. Because the series must purchase the security it borrowed in a short sale at prevailing market rates, the potential loss is unlimited.

      - As with any mutual fund, you could lose money on your investment in the series.

      AN INVESTMENT IN THE SERIES IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.


-     BAR CHART AND PERFORMANCE TABLE


      The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.

      BAR CHART


      The bar chart shows changes in the annual total returns of the series' Initial Class shares, assuming the reinvestment of distributions.


[CHART]

      1999    73.41%
      2000    (1.99)%
      2001    (5.03)%
      2002   (31.63)%
      2003    33.72%

        During the period shown in the bar chart, the highest quarterly return was 53.31% (for the calendar quarter ended December 31, 1999) and the lowest quarterly return was (23.50)% (for the calendar quarter ended September 30, 2001).

      PERFORMANCE TABLE

      This table shows how the average annual total returns of the series' shares compares to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.


      AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2003)



                                                     1 YEAR   5 YEARS    LIFE*
       New Discovery Series--Initial Class Shares     33.72%     8.09%    7.52%
       Russell 2000(R) Growth Index**+                48.54%     0.86%   (1.11)%


----------

      * Series performance figures are for the period from the commencement of the series' investment operations on May 1, 1998, through December 31, 2003. Index returns are from May 1, 1998.
      ** The Russell 2000 Growth Index measures the performance of U.S.
         small-cap growth stocks.

      +  Source: Standard & Poor's Micropal, Inc.

      All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

-     PORTFOLIO MANAGER


      The fund is managed by a team of portfolio managers comprised of: Donald
      F. Pitcher, Jr., and Robert A. Henderson, each an MFS Senior Vice President. These individuals have each been a portfolio manager of the fund since: Mr. Pitcher - June 2002 and Mr. Henderson - April 2002 and have been employed in the MFS investment management area since: Mr. Pitcher - 1971 and Mr. Henderson - 1996.


      Members of the team may change from time to time, and a current list of team members is available by calling MFS at the telephone number listed in the back of this prospectus.

      11: RESEARCH SERIES

-     INVESTMENT OBJECTIVE

      The series' investment objective is long-term growth of capital and future income. This objective may be changed without shareholder approval.

-     PRINCIPAL INVESTMENT POLICIES

      The series invests, under normal market conditions, at least 80% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. The series focuses on companies that MFS believes have favorable prospects for long-term growth, attractive valuations based on current and expected earnings or cash flow, dominant or growing market share, and superior management. The series may invest in companies of any size. The series' investments may include securities traded on securities exchanges or in the over-the-counter (OTC) markets.

      A committee of investment research analysts selects portfolio securities for the series. This committee includes investment analysts employed not only by MFS, but also by MFS' foreign investment advisory affiliates. The committee allocates the series' assets among various industries. Individual analysts then select what they view as the securities best suited to achieve the series' investment objective within their assigned industry responsibility.

      The series may invest in foreign securities (including emerging market securities), through which it may have exposure to foreign currencies.

      The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

-     PRINCIPAL RISKS OF AN INVESTMENT

      The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

      The principal risks of investing in the series are:

      - MARKET RISK: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

      - COMPANY RISK: Prices of securities react to the economic condition of the company that issued the security. The series' investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

      - OVER-THE-COUNTER RISK: OTC transactions involve risks in addition to those incurred by transactions in securities traded on exchanges. OTC listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the series may experience difficulty in purchasing or selling these securities at a fair price.

      - FOREIGN SECURITIES RISK: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

          - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

          - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

          - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

          - Foreign markets may be less liquid and more volatile than U.S. markets.

          - Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters into the contract may fail to perform its obligations to the series.

      - ACTIVE OR FREQUENT TRADING RISK: The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the series' performance.

      - As with any mutual fund, you could lose money on your investment in the series.

      AN INVESTMENT IN THE SERIES IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.


-     BAR CHART AND PERFORMANCE TABLE


      The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.

      BAR CHART


      The bar chart shows changes in the annual total returns of the series' Initial Class shares, assuming the reinvestment of distributions.


[CHART]

      1996    22.33%
      1997    20.26%
      1998    23.39%
      1999    24.05%
      2000    (4.85)%
      2001   (21.25)%
      2002   (24.54)%
      2003    24.71%

        During the period shown in the bar chart, the highest quarterly return was 21.88% (for the calendar quarter ended December 31, 1999) and the lowest quarterly return was (19.46)% (for the calendar quarter ended September 30, 2001).

      PERFORMANCE TABLE

      This table shows how the average annual total returns of the series' shares compares to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.


      AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2003)^



                                                     1 YEAR   5 YEAR     LIFE*
       Research Series--Initial Class Shares          24.71%   (2.64)%    6.91%
       Standard & Poor's 500 Stock Index**+           28.67%   (0.57)%   10.23%


----------

      ^ A portion of the returns shown is attributable to the receipt of a non-recurring payment in settlement of a class action lawsuit (see "Financial Highlights").
      * Series performance figures are for the period from the commencement of the series' investment operations, July 26, 1995, through December 31, 2003. Index returns are from August 1, 1995.

      ** Source: Standard & Poor's Micropal, Inc.
      + The Standard & Poor's 500 Stock Index (the S&P 500) is a commonly used measure of the broad U.S. stock market.

      All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

-     PORTFOLIO MANAGER

      The series is managed by a team of equity research analysts.

      Members of the team may change from time to time, and a current list of team members is available by calling MFS at the telephone number listed in the back of this prospectus.

      12: STRATEGIC INCOME SERIES

-     INVESTMENT OBJECTIVES

      The series' investment objective is to provide high current income by investing in fixed income securities. Its secondary objective is to provide significant capital appreciation. The series' objectives may be changed without shareholder approval. Prior to May 1, 2002, the series' investment objective was to provide income and capital appreciation.

-     PRINCIPAL INVESTMENT POLICIES

      The series invests, under normal market conditions, at least 65% of its net assets in fixed income securities. These securities include:


      - U.S. GOVERNMENT SECURITIES, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed or supported by, the U.S. government or one of its agencies or instrumentalities. Although U.S. Government agencies or instrumentalities are chartered or sponsored by Congress, they may not be funded by Congress and securities issued by certain of these entities are not issued or guaranteed by the U.S. Treasury or supported by the full faith and credit of the U.S. Government.

      - FOREIGN GOVERNMENT SECURITIES, which are bonds or other debt obligations issued by foreign governments; these foreign government securities are either:


          - issued, guaranteed or supported as to payment of principal and interest by foreign governments, foreign government agencies, foreign semi-governmental entities, or supra-national entities, or

          - interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of foreign government securities,


      - MORTGAGE-BACKED AND ASSET-BACKED SECURITIES, which represent interests in a pool of assets such as mortgage loans, car loan receivables, or credit card receivables,

      - CORPORATE BONDS, which are bonds or other debt obligations issued by domestic or foreign corporations or similar entities; the series may invest in:


          - investment grade bonds, which are bonds assigned higher credit ratings by credit rating agencies or which are unrated and considered by the adviser to be comparable to higher rated bonds,

          - lower rated bonds, commonly known as junk bonds, which are bonds assigned lower credit ratings by credit rating agencies or which are unrated and considered by MFS to be comparable to lower rated bonds; the series may invest up to 100% of its net assets in junk bonds, and

          - crossover bonds, which are junk bonds that MFS expects will appreciate in value due to an anticipated upgrade in the issuer's credit-rating (thereby crossing over into investment grade bonds), and


      - EMERGING MARKET SECURITIES, which include the types of securities described above, issued by emerging market governments and corporations. These securities also include Brady Bonds, which are long-term bonds issued as part of a restructuring of defaulted commercial loans to emerging market countries.


      The series allocates its investments across these categories of fixed income securities with a view toward broad diversification across these categories and also within these categories. In selecting fixed income investments for the series, MFS considers the views of its large group of fixed income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed income markets. This three-month "horizon" outlook is used by the portfolio manager(s) of MFS' fixed income oriented funds (including the series) as a tool in making or adjusting a fund's asset allocations to various segments of the fixed income markets. In assessing the credit quality of fixed income securities, MFS does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.

      The series may invest in derivative securities. Derivatives are securities whose value may be based on other securities, currencies, interest rates, or indices. Derivatives include:

      - futures and forward contracts,

      - options on futures contracts, foreign currencies, securities and bond indices,

      - structured notes and indexed securities, and

      - swaps, caps, floors and collars.

      The series is a non-diversified mutual fund. This means that the series may invest a relatively high percentage of its assets in a small number of issuers.

      The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

-     PRINCIPAL RISKS OF AN INVESTMENT

      The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

      The principal risks of investing in the series are:

      - ALLOCATION RISK: The series will allocate its investments among various segments of the fixed income markets based upon judgments made by MFS. The series could miss attractive investment opportunities by underweighting markets where there are significant returns, and could lose value by overweighting markets where there are significant declines.

      - INTEREST RATE RISK: When interest rates rise, the prices of fixed income securities in the series' portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the series' portfolio will generally rise.

      - MATURITY RISK: Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of the series' fixed income investments will affect the volatility of the series' share price.


      - CREDIT RISK: Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk. Investors should note that while securities issued by certain U.S. Government agencies or instrumentalities are guaranteed by the U.S. Government, securities issued by many U.S. Government agencies are not guaranteed by the U.S. Government.


      - LIQUIDITY RISK: The fixed income securities purchased by the series may be traded in the over-the-counter market rather than on an organized exchange and are subject to liquidity risk. This means that they may be harder to purchase or sell at a fair price. The inability to purchase or sell these fixed income securities at a fair price could have a negative impact on the series' performance.

      - JUNK BOND RISK:

          - HIGHER CREDIT RISK: Junk bonds (including crossover bonds) are subject to a substantially higher degree of credit risk than higher rated bonds. During recessions, a high percentage of issuers of junk bonds may default on payments of principal and interest. The price of a junk bond may therefore fluctuate drastically due to bad news about the issuer or the economy in general.

          - HIGHER LIQUIDITY RISK: During recessions and periods of broad market declines, junk bonds could become less liquid, meaning that they will be harder to value or sell at a fair price.

      - MORTGAGE-BACKED AND ASSET-BACKED SECURITIES RISK:

          - Maturity Risk:

            + MORTGAGE-BACKED SECURITIES: A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

            - When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the series' mortgage-backed securities will result in an unforeseen loss of interest income to the series as the series may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the price of mortgage-backed securities does not increase as much as other fixed income securities when interest rates fall.

              * When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.

              + COLLATERALIZED MORTGAGE OBLIGATIONS: The series may invest in mortgage-backed securities called collateralized mortgage obligations (CMOs). CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, the series may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

              + ASSET-BACKED SECURITIES: Asset-backed securities have prepayment risks similar to mortgage-backed securities.


            - CREDIT RISK: As with any fixed income security, mortgage-backed and asset-backed securities are subject to the risk that the issuer will default on principal and interest payments. It may be difficult to enforce rights against the assets underlying mortgage-backed and asset-backed securities in the case of default. Investors should note that while securities issued by certain U.S. Government agencies or instrumentalities are guaranteed by the U.S. Government, securities issued by many U.S. Government agencies are not guaranteed by the U.S. Government. Mortgage-backed securities and asset-backed securities issued by private lending institutions or other financial intermediaries may be supported by insurance or other forms of guarantees.


      - DERIVATIVES RISK:

          - HEDGING RISK: When a derivative is used as a hedge against an opposite position that the series also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

          - CORRELATION RISK: When the series uses derivatives to hedge, it takes the risk that changes in the value of the derivative will not match those of the asset being hedged. Incomplete correlation can result in unanticipated losses.

          - INVESTMENT RISK: When the series uses derivatives as an investment vehicle to gain market exposure, rather than for hedging purposes, any loss on the derivative investment will not be offset by gains on another hedged investment. The series is therefore directly exposed to the risks of that derivative. Gains or losses from derivative investments may be substantially greater than the derivative's original cost.

          - AVAILABILITY RISK: Derivatives may not be available to the series upon acceptable terms. As a result, the series may be unable to use derivatives for hedging or other purposes.

          - CREDIT RISK: When the series uses certain types of derivatives, it is subject to the risk that the other party to the agreement will not be able to perform.

      - FOREIGN SECURITIES: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

          - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

          - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

          - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

          - Foreign markets may be less liquid and more volatile than U.S. markets.

          - Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters the contract may fail to perform its obligations to the series.

      - EMERGING MARKETS RISK: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.

      - ACTIVE OR FREQUENT TRADING RISK: The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the series' performance.

      - NON-DIVERSIFIED STATUS RISK: Because the series may invest a higher percentage of its assets in a small number of issuers, the series is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified fund.

      - As with any mutual fund, you could lose money on your investment in the series.

      AN INVESTMENT IN THE SERIES IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.


-     BAR CHART AND PERFORMANCE TABLE


      The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.

      BAR CHART


      The bar chart shows changes in the annual total returns of the series' Initial Class shares, assuming the reinvestment of distributions.


[CHART]

      1995    14.38%
      1996     4.03%
      1997    (1.13)%
      1998     7.90%
      1999    (2.50)%
      2000     4.90%
      2001     4.75%
      2002     8.40%
      2003    10.38%

        During the period shown in the bar chart, the highest quarterly return was 8.35% (for the calendar quarter ended March 31, 1995) and the lowest quarterly return was (3.21)% (for the calendar quarter ended March 31, 1997).

      PERFORMANCE TABLE

      This table shows how the average annual total returns of the series' shares compares to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.


      AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2003)



                                                                   1 YEAR   5 YEAR  LIFE*
       Strategic Income Series--Initial Class Shares                10.38%    5.09%  5.32%
       Lehman Brothers High Yield Index#+                           28.97%    5.23%  7.49%
       Lehman Brothers Government/Credit Index#++**                  4.67%    6.66%  7.77%
       Citigroup World Government Bond Index#+++***                 14.91%    5.75%  7.18%
       Citigroup World Government Bond Non-Dollar Hedged Index#@     1.88%    5.44%  8.27%
       Lehman Brothers Aggregate Bond Index#@@                       4.10%    6.62%  7.68%
       JP Morgan Emerging Market Bond Index Global#@@@              25.66%   15.40% 13.47%


----------

      * Series performance figures are for the period from the inception of the initial class shares, June 14, 1994, through December 31, 2003. Index returns are from June 1, 1994. The Lipper return is from May 31, 1994.

      #   Source: Standard & Poor's Micropal, Inc.

      ** Effective June 9, 2003, we no longer use the Lehman Brothers Government Credit Index as a benchmark because we believe the Lehman Brothers Aggregate Bond Index better reflects the series' investment policies and objectives.
      *** Effective June 9, 2003, we no longer use the Citigroup World
          Government Bond Index as a benchmark because we believe the Citigroup World Government Bond Non-Dollar Hedged Index better reflects the series' investment policies and objectives.
      + The Lehman Brothers High Yield Index measures the performance of the high-yield bond market.
      ++ The Lehman Brothers Government/Credit Index measures the performance of all debt obligations of the U.S. Treasury and U.S. government agencies, and all investment-grade domestic corporate debt.
      +++ The Citigroup World Government Bond Index measures the government bond markets around the world.
      @ The Citigroup World Government Non-dollar Hedged Index measures the government bond markets around the world, ex-U.S.
      @@ The Lehman Brothers Aggregate Bond Index is a measure of the U.S. bond market.
      @@@ The J.P. Morgan Emerging Markets Bond Index Global (the EMBI Global) tracks debt instruments in the emerging markets (includes a broader array of countries than the EMBI Plus).


      All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

-     PORTFOLIO MANAGER


      Peter C. Vaream is the portfolio manager of the series. Mr. Vaream, a Senior Vice President of the adviser, has been employed in the investment management area of the adviser since 1992 and has been the series' portfolio manager since October 1, 2001.

      13: TOTAL RETURN SERIES

-     INVESTMENT OBJECTIVES

      The series' main investment objective is to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital. Its secondary objective is to provide reasonable opportunity for growth of capital and income. These objectives may be changed without shareholder approval.

-     PRINCIPAL INVESTMENT POLICIES

      The series is a "balanced fund," and invests in a combination of equity and fixed income securities. Under normal market conditions, the series invests:

      - at least 40%, but not more than 75%, of its net assets in common stocks and related securities (referred to as equity securities), such as preferred stock; bonds, warrants or rights convertible into stock; and depositary receipts for those securities, and

      - at least 25% of its net assets in non-convertible fixed income securities.

      The series may vary the percentage of its assets invested in any one type of security (within the limits described above) in accordance with MFS's interpretation of economic and money market conditions, fiscal and monetary policy and underlying security values.

      Consistent with the series' principal investment policies the series may invest in foreign securities, and may have exposure to foreign currencies through its investment in these securities.

      EQUITY INVESTMENTS. While the series may invest in all types of equity securities, MFS generally seeks to purchase for the series equity securities, such as common stocks, preferred stocks, convertible securities and depositary receipts, of companies that MFS believes are undervalued in the market relative to their long-term potential. The equity securities of these companies may be undervalued because:

      - they are viewed by MFS as being temporarily out of favor in the market due to

          - a decline in the market,

          - poor economic conditions,

          - developments that have affected or may affect the issuer of the securities or the issuer's industry, or

      - the market has overlooked them.

      Undervalued equity securities generally have low price-to-book, price-to-sales and/or price-to-earnings ratios. The series focuses on undervalued equity securities issued by companies with relatively large market capitalizations (i.e., market capitalizations of $5 billion or more).

      As noted above, the series' investments in equity securities include convertible securities. A convertible security is a security that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security generally provides:

      - a fixed income stream, and

      - the opportunity, through its conversion feature, to participate in an increase in the market price of the underlying common stock.

      MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (including the equity portion of the series) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the series' portfolio manager and MFS' large group of equity research analysts.

      FIXED INCOME INVESTMENTS. The series invests in securities which pay a fixed interest rate, which include:


      - U.S. GOVERNMENT SECURITIES, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed or supported by, the U.S. government or one of its agencies or instrumentalities. Although U.S. Government agencies or instrumentalities are chartered or sponsored by Congress, they may not be funded by Congress and securities issued by certain of these entities are not issued or guaranteed by the U.S. Treasury or supported by the full faith and credit of the U.S. Government.

      - MORTGAGE-BACKED AND ASSET-BACKED SECURITIES, which represent interests in a pool of assets such as mortgage loans, car loan receivables, or credit card receivables. These investments entitle the series to a share of the principal and interest payments made on the underlying mortgage, car loan, or credit card. For example, if the series invests in a pool that includes your mortgage loan, a share of the principal and interest payments on your mortgage would pass to the series, and

      - CORPORATE BONDS, which are bonds or other debt obligations issued by corporations or other similar entities, including lower rated securities commonly referred to as junk bonds.


      In selecting fixed income investments for the series, MFS considers the views of its large group of fixed income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed income markets. This three-month "horizon" outlook is used by the portfolio manager(s) of MFS' fixed-income oriented series (including the fixed-income portion of the series) as a tool in making or adjusting a series' asset allocations to various segments of the fixed income markets. In assessing the credit quality of fixed-income securities, MFS does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.

-     PRINCIPAL RISKS OF AN INVESTMENT

      The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

      The principal risks of investing in the series are:

      - ALLOCATION RISK: The series will allocate its investments between equity and fixed income securities, and among various segments of the fixed income markets, based upon judgments made by MFS. The series could miss attractive investment opportunities by underweighting markets where there are significant returns, and could lose value by overweighting markets where there are significant declines.

      - FOREIGN SECURITIES RISK: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

          - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

          - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

          - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

          - Foreign markets may be less liquid and more volatile than U.S. markets.

          - Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters into the contract may fail to perform its obligations to the series.

      - MARKET RISK: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

      - UNDERVALUED SECURITIES RISK: Prices of securities react to the economic condition of the company that issued the security. The series' equity investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions. MFS will invest in securities that are undervalued based on its belief that the market value of these securities will rise due to anticipated events and investor perceptions. If these events do not occur or are delayed, or if investor perceptions about the securities do not improve, the market price of these securities may not rise or may fall.

      - INTEREST RATE RISK: When interest rates rise, the prices of fixed income securities in the series' portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the series' portfolio will generally rise.

      - CONVERTIBLE SECURITIES RISK: Convertible securities, like fixed income securities, tend to increase in value when interest rates decline and decrease in value when interest rates rise. The market value of a convertible security also tends to increase as the market value of the underlying stock rises and decrease as the market value of the underlying stock declines.

      - MATURITY RISK: Interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of the series' fixed income investments will affect the volatility of the series' share price.


      - CREDIT RISK: Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk. Investors should note that while securities issued by certain U.S. Government agencies or instrumentalities are guaranteed by the U.S. Government, securities issued by many U.S. Government agencies are not guaranteed by the U.S. Government.


      - JUNK BOND RISK:

          - HIGHER CREDIT RISK: Junk bonds are subject to a substantially higher degree of credit risk than higher rated bonds. During recessions, a high percentage of issuers of junk bonds may default on payments of principal and interest. The price of a junk bond may therefore fluctuate drastically due to bad news about the issuer or the economy in general.

          - HIGHER LIQUIDITY RISK: During recessions and periods of broad market declines, junk bonds could become less liquid, meaning that they will be harder to value or sell at a fair price.

      - LIQUIDITY RISK: The fixed income securities purchased by the series may be traded in the over-the-counter market rather than on an organized exchange and are subject to liquidity risk. This means that they may be harder to purchase or sell at a fair price. The inability to purchase or sell these fixed income securities at a fair price could have a negative impact on the series' performance.

      - MORTGAGE-BACKED AND ASSET-BACKED SECURITIES:

          - MATURITY RISK:

            + MORTGAGE-BACKED SECURITIES: A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

                  + When interest rates fall, homeowners are more likely to
                    prepay their mortgage loans. An increased rate of prepayments on the series' mortgage-backed securities will result in an unforeseen loss of interest income to the series as the series may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgage-backed securities does not increase as much as other fixed income securities when interest rates fall.

                  + When interest rates rise, homeowners are less likely to
                    prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.

            + COLLATERALIZED MORTGAGE OBLIGATIONS: The series may invest in mortgage-backed securities called collateralized mortgage obligations (CMOs). CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, the series may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

            + ASSET-BACKED SECURITIES: Asset-backed securities have prepayment risks similar to mortgage-backed securities.


          - CREDIT RISK: As with any fixed income security, mortgage-backed and asset-backed securities are subject to the risk that the issuer will default on principal and interest payments. It may be difficult to enforce rights against the assets underlying mortgage-backed and asset-backed securities in the case of default. Investors should note that while securities issued by certain U.S. Government agencies or instrumentalities are guaranteed by the U.S. Government, securities issued by many U.S. Government agencies are not guaranteed by the U.S. Government. Mortgage-backed securities and asset-backed securities issued by private lending institutions or other financial intermediaries may be supported by insurance or other forms of guarantees.


      - As with any mutual fund, you could lose money on your investment in the series.

      AN INVESTMENT IN THE SERIES IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

-     BAR CHART AND PERFORMANCE TABLE


      The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.

      BAR CHART


      The bar chart shows changes in the annual total returns of the series' Initial Class shares, assuming the reinvestment of distributions.


[CHART]

      1996    14.37%
      1997    21.30%
      1998    12.33%
      1999     3.08%
      2000    16.02%
      2001     0.25%
      2002    (5.17)%
      2003    16.32%


        During the period shown in the bar chart, the highest quarterly return was 10.37% (for the calendar quarter ended June 30, 2003) and the lowest quarterly return was (7.94)% (for the calendar quarter ended September 30, 2002).


      PERFORMANCE TABLE

      This table shows how the average annual total returns of the series' shares compares to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.


        AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2003)



                                                  1 YEAR   5 YEAR   LIFE*
       Total Return Series--Initial Class Shares   16.32%    5.75%  11.33%
       Standard & Poor's 500 Stock Index**+        28.67%   (0.57)% 12.20%
       Lehman Brothers Aggregate Bond Index**@      4.10%    6.62%   8.10%


----------

      * Series performance figures are for the period from the commencement of the series' investment operations, January 3, 1995, through December 31, 2003. Index returns are from January 1, 1995.

      ** Source: Standard & Poor's Micropal, Inc.
      + The Standard & Poor's 500 Stock Index (the S&P 500) is a commonly used measure of the broad U.S. stock market.
      @ The Lehman Brothers Aggregate Bond Index is a measure of the U.S. bond market.

      All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

-     PORTFOLIO MANAGER


      This series is managed by a team of portfolio managers, headed by David M. Calabro. The team is comprised of Kenneth J. Enright, Steven R. Gorham, Constantinos G. Mokas and Lisa B. Nurme, each an MFS Senior Vice President and a portfolio manager of the series' equity portion, and Brooks Taylor, an MFS Vice President, also a portfolio manager of the series' equity portion, along with Michael W. Roberge, an MFS Senior Vice President, and William J. Adams, an MFS Vice President, and each a portfolio manager of the series' fixed income securities. These individuals have been the series' portfolio managers since: Mr. Calabro - 1995, Mr. Enright - 1999, Mr. Gorham - 2002, Mr. Mokas - 1998, Ms. Nurme - 1995, Mr. Roberge - 2002, Mr. Adams and Mr. Taylor - February 2004, and have been employed in the MFS investment management area since: Mr. Calabro - 1992, Mr. Enright - 1986, Mr. Gorham - 1992, Mr. Mokas - 1990, Ms. Nurme - 1987, Mr. Roberge and Mr. Taylor - 1996 and Mr. Adams - 1997.


      Members of the team may change from time to time, and a current list of team members is available by calling MFS at the telephone number listed in the back of this prospectus.

      14: UTILITIES SERIES

-     INVESTMENT OBJECTIVE

      The series' investment objective is to seek capital growth and current income (income above that available from a portfolio invested entirely in equity securities). This objective may be changed without shareholder approval.

-     PRINCIPAL INVESTMENT POLICIES

      The series invests, under normal market conditions, at least 80% of its net assets in equity and debt securities of domestic and foreign companies (including emerging markets) in the utilities industry. MFS considers a company to be in the utilities industry if, at the time of investment, MFS determines that a substantial portion of the company's assets or revenues are derived from one or more utilities. Securities in which the series invests are not selected based upon what sector of the utilities industry a company is in (i.e., electric, gas, telecommunications) or upon a company's geographic region. Companies in the utilities industry include:

      - companies engaged in the manufacture, production, generation, transmission, sale or distribution of electric, gas or other types of energy, water or other sanitary services; and

      - companies engaged in telecommunications, including telephone, cellular telephone, telegraph, satellite, microwave, cable television and other communications media (but not companies engaged in public broadcasting).

      The series is a non-diversified mutual fund. This means that the series may invest a relatively high percentage of its assets in one or a few issuers.

      The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

      EQUITY INVESTMENTS. MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (including the equity portion of the series) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the series' portfolio manager and MFS' large group of equity research analysts. In performing this analysis and selecting securities for the series, MFS places particular emphasis on each of the following factors:

      - the current regulatory environment;

      - the strength of the company's management team; and

      - the company's growth prospects and valuation relative to its long-term potential.

      Equity securities purchased by the series consist of common stocks, preferred stocks, convertible securities and depositary receipts. Equity securities may be listed on a securities exchange or traded in the over-the-counter markets.

      As noted above, the series' investments in equity securities include convertible securities. A convertible security is a security that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security generally provides:

      - a fixed income stream, and

      - the opportunity, through its conversion feature, to participate in an increase in the market price of the underlying common stock.

      FIXED INCOME INVESTMENTS. The series invests in securities which pay a fixed interest rate. These securities include:


      - CORPORATE BONDS, which are bonds or other debt obligations issued by corporations or similar entities, including lower rated bonds, commonly known as junk bonds, which are bonds assigned low credit ratings by credit rating agencies or which are unrated and considered by MFS to be comparable in quality to lower rated bonds;

      - MORTGAGE-BACKED SECURITIES AND ASSET-BACKED SECURITIES, which are securities that represent interests in a pool of assets such as mortgage loans, car loan receivables, or credit card receivables. These investments entitle the series to a share of the principal and interest payments made on the underlying mortgage, car loan, or credit card. For example, if the series invested in a pool that included your mortgage loan, a share of the principal and interest payments on your mortgage would pass to the series;

      - U.S. GOVERNMENT SECURITIES, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed or supported by, the U.S. government or one of its agencies or instrumentalities. Although U.S. Government agencies or instrumentalities are chartered or sponsored by Congress, they may not be funded by Congress and securities issued by certain of these entities are not issued or guaranteed by the U.S. Treasury or supported by the full faith and credit of the U.S. Government; and

      - JUNK BONDS, which are bonds assigned low credit ratings by credit rating agencies or which are unrated and considered by MFS to be comparable to lower rated bonds.

      In selecting fixed income investments for the series, MFS considers the views of its large group of fixed income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed income markets. This three-month "horizon" outlook is used by the portfolio manager(s) of MFS' fixed-income oriented series (including the fixed-income portion of the series) as a tool in making or adjusting a series' asset allocations to various segments of the fixed income markets. In assessing the credit quality of fixed-income securities, MFS does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.

      FOREIGN SECURITIES. The series invests in foreign securities (including emerging markets securities) such as:

      - equity securities of foreign companies in the utilities industry,

      - fixed income securities of foreign companies in the utilities industry, and

      - fixed income securities issued by foreign governments.

      These investments may expose the series to foreign currencies.

-     PRINCIPAL RISKS OF AN INVESTMENT

      The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

      The principal risks of investing in the series are:


      - CONCENTRATION RISK: The series' investment performance will be closely tied to the performance of utility companies. Many utility companies, especially electric and gas and other energy related utility companies, are subject to various uncertainties, including:


          - risks of increases in fuel and other operating costs;

          - restrictions on operations and increased costs and delays as a result of environmental and nuclear safety regulations;

          - coping with the general effects of energy conservation;

          - technological innovations which may render existing plants, equipment or products obsolete;

          - the potential impact of natural or man-made disasters;

          - difficulty obtaining adequate returns on invested capital, even if frequent rate increases are approved by public service commissions;

          - the high cost of obtaining financing during periods of inflation;

          - difficulties of the capital markets in absorbing utility debt and equity securities; and

          - increased competition.

      For example, electric utilities in California have experienced financial difficulties recently related to changes in regulations and price volatility in the oil and natural gas markets. Similar difficulties could arise for other types of utilities or in other regions.

      Furthermore, there are uncertainties resulting from certain telecommunications companies' diversification into new domestic and international businesses as well as agreements by many such companies linking future rate increases to inflation or other factors not directly related to the active operating profits of the enterprise. Because utility companies are faced with the same obstacles, issues and regulatory burdens, their securities may react similarly and more in unison to these or other market conditions. These price movements may have a larger impact on the series than on a series with a more broadly diversified portfolio.

      - REGULATION AND DEREGULATION: The value of utility company securities may decline because governmental regulation controlling the utilities industry can change. This regulation may prevent or delay the utility company from passing along cost increases to its customers. Furthermore, regulatory authorities may not grant future rate increases. Any increases granted may not be adequate to permit the payment of dividends on common stocks. Deregulation in some markets has resulted in increased costs and competition for utilities companies and great volatility in those companies' securities prices.

      - MARKET RISK: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

      - COMPANY RISK: Prices of securities react to the economic condition of the company that issued the security. The series' investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

      - INTEREST RATE RISK: When interest rates rise, the prices of fixed income securities in the series' portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the series' portfolio will generally rise.

      - CONVERTIBLE SECURITIES RISK: Convertible securities, like fixed income securities, tend to increase in value when interest rates decline and decrease in value when interest rates rise. The market value of a convertible security also tends to increase as the market value of the underlying stock rises and decrease as the market value of the underlying stock declines.

      - MATURITY RISK: Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of the series' fixed income investments will affect the volatility of the series' share price.


      - CREDIT RISK: Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk. Investors should note that while securities issued by certain U.S. Government agencies or instrumentalities are guaranteed by the U.S. Government, securities issued by many U.S. Government agencies are not guaranteed by the U.S. Government.


      - JUNK BOND RISK

          - HIGHER CREDIT RISK: Junk bonds are subject to a substantially higher degree of credit risk than higher rated bonds. During recessions, a high percentage of issuers of junk bonds may default on payments of principal and interest. The price of a junk bond may therefore fluctuate drastically due to bad news about the issuer or the economy in general.

          - HIGHER LIQUIDITY RISK: During recessions and periods of broad market declines, junk bonds could become less liquid, meaning that they will be harder to value or sell at a fair price.

      - MORTGAGE-BACKED AND ASSET-BACKED SECURITIES RISK

          - MATURITY RISK:

            + MORTGAGE-BACKED SECURITIES: A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

              + When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the series' mortgage-backed securities will result in an unforeseen loss of interest income to the series as the series may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgage-backed securities do not increase as much as other fixed income securities when interest rates fall.

              + When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.

            + COLLATERALIZED MORTGAGE OBLIGATIONS: The series may invest in mortgage-backed securities called collateralized mortgage obligations (CMOs). CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, the series may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

            + ASSET-BACKED SECURITIES: Asset-backed securities have prepayment risks similar to mortgage-backed securities.


          - CREDIT RISK: As with any fixed income security, mortgage-backed and asset-backed securities are subject to the risk that the issuer will default on principal and interest payments. It may be difficult to enforce rights against the assets underlying mortgage-backed and asset-backed securities in the case of default. Investors should note that while securities issued by certain U.S. Government agencies or instrumentalities are guaranteed by the U.S. Government, securities issued by many U.S. Government agencies are not guaranteed by the U.S. Government. Mortgage-backed securities and asset-backed securities issued by private lending institutions or other financial intermediaries may be supported by insurance or other forms of guarantees.

      - FOREIGN SECURITIES RISK: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

          - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

          - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

          - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

          - Foreign markets may be less liquid and more volatile than U.S. markets.

          - Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters into the contract may fail to perform its obligations to the series.

      - EMERGING MARKETS RISK: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.

      - NON-DIVERSIFIED STATUS RISK: Because the series may invest a higher percentage of its assets in a small number of issuers, the series is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified fund.

      - ACTIVE OR FREQUENT TRADING RISK: The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the series' performance.

      - As with any mutual fund, you could lose money on your investment in the series.

      AN INVESTMENT IN THE SERIES IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

-     BAR CHART AND PERFORMANCE TABLE


      The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.

      BAR CHART


      The bar chart shows changes in the annual total returns of the series' Initial Class shares, assuming the reinvestment of distributions.


[CHART]

        1996        18.51%
        1997        31.70%
        1998        18.06%
        1999        30.81%
        2000         7.07%
        2001       (24.20)%
        2002       (22.76)%
        2003        35.89%

        During the period shown in the bar chart, the highest quarterly return was 21.53% (for the calendar quarter ended December 31, 1999) and the lowest quarterly return was (16.33)% (for the calendar quarter ended September 30, 2001).

      PERFORMANCE TABLE

      This table shows how the average annual total returns of the series' shares compares to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.


      AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2003)



                                                                        1 YEAR        5 YEAR       LIFE*
       Utilities Series--Initial Class Shares                            35.89%        2.19%       11.91%
       Standard & Poor's Utilities Index**+                              26.26%       (2.57)%       6.50%


----------

     * Series performance figures are for the period from the commencement of the series' investment operations on January 3, 1995, through December 31, 2003. Index returns are from January 1, 1995.
     ** The Standard & Poor's Utilities Index measures the performance of the utility sector.

      + Source: Standard & Poor's Micropal, Inc.

      All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

-     PORTFOLIO MANAGER

      Maura A. Shaughnessy, a Senior Vice President of the adviser, has been employed in the investment management area of the adviser since 1991. Ms. Shaughnessy has been the series' portfolio manager since its inception.

      15:   VALUE SERIES

-     INVESTMENT OBJECTIVE

      The series' investment objective is to seek capital appreciation and reasonable income. This objective may be changed without shareholder approval.

-     PRINCIPAL INVESTMENT POLICIES

      The series invests, under normal market conditions, at least 65% of its net assets in income producing equity securities of companies which the adviser believes are undervalued in the market relative to their long term potential. Equity securities include common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. While the series may invest in companies of any size, the series generally focuses on undervalued companies with large market capitalizations. The equity securities of these companies may be undervalued because:

      - they are temporarily out of favor in the market due to

          - a decline in the market

          - poor economic conditions

          - developments that have affected or may affect the issuer of the securities or the issuer's industry

      - the market has overlooked them.

      Undervalued equity securities generally have low price-to-book, price-to-sales and/or price-to-earnings ratios. The series seeks to achieve a gross yield that exceeds that of the Standard & Poor's 500 Composite Stock Index. Equity securities may be listed on a securities exchange or traded in the over-the-counter (OTC) markets.

      MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (such as the series) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the series' portfolio manager and MFS' large group of equity research analysts.

      The series may invest in foreign securities through which it may have exposure to foreign currencies.

-     PRINCIPAL RISKS OF AN INVESTMENT

      The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objectives, that are not described here.

      The principal risks of investing in the series are:

      - MARKET RISK: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

      - UNDERVALUED SECURITIES RISK: The series may invest in securities that are undervalued based on its belief that the market value of these securities will rise due to anticipated events and investor perceptions. If these events do not occur or are delayed, or if investor perceptions about the securities do not improve, the market price of these securities may not rise as expected or may fall.

      - LARGE CAP COMPANIES RISK: Large cap companies tend to go in and out of favor based on market and economic conditions. Large cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potential lower risk, the series' value may not rise as much as the value of series that emphasize smaller cap companies.

      - INTEREST RATE RISK: Income producing equity securities may react like fixed income securities to changes in interest rates. Thus, when interest rates rise, the prices of income producing equity securities may fall. Conversely, a decrease in interest rates may cause these securities to increase in value.

      - FOREIGN MARKETS RISK: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

          - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

          - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

          - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

          - Foreign markets may be less liquid and more volatile than U.S. markets.

          - Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters into the contract may fail to perform its obligations to the series.

      - OVER-THE-COUNTER RISK: OTC transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the series may experience difficulty in buying and selling these stocks at prevailing market prices.

      - As with any mutual fund, you could lose money on your investment in the series.

      AN INVESTMENT IN THE SERIES IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.


-     BAR CHART AND PERFORMANCE TABLE

      The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.

      BAR CHART

      The bar chart shows changes in the annual total returns of the series' Initial Class shares, assuming the reinvestment of distributions.


[CHART]

      2003    24.96%


        During the period shown in the bar chart, the highest quarterly return was 14.99% (for the calendar quarter ended June 30, 2003) and the lowest quarterly return was (16.27)% (for the calendar quarter ended September 30, 2002).

      PERFORMANCE TABLE

      This table shows how the average annual total returns of the series' shares compares to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.

        AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2003)



                                                                                   1 YEAR        LIFE*
       Value Series--Initial Class Shares                                           24.96%       3.86%
       Russell 1000 Value Index**+                                                  30.03%       4.81%


----------

      * Series performance figures are for the period from the commencement of the series' investment operations, January 2, 2002, through December 31, 2003. Index returns are from January 1, 2002.
      **  Source: Standard & Poor's Micropal, Inc.
      + The Russell 1000 Value Index measures the performance of large-cap U.S. value stocks.

      All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.


-     PORTFOLIO MANAGER

      Lisa B. Nurme and Steven R. Gorham, each a Senior Vice President of the adviser, are the series' portfolio managers. Ms. Nurme has been a portfolio manager of the series since inception and has been employed in the investment management area of the adviser since 1987. Mr. Gorham is a portfolio manager of the series effective January 21, 2002 and has been employed in the investment management area of the adviser since 1992.

   III    CERTAIN INVESTMENT STRATEGIES AND RISKS

-     FURTHER INFORMATION ON INVESTMENT STRATEGIES AND RISKS

      Each series may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the series and therefore are not described in this prospectus. The types of securities and investment techniques and practices in which a series may engage, including the principal investment techniques and practices described above, are identified in Appendix A to this Prospectus, and are discussed, together with their risks, in the trust's Statement of Additional Information (referred to as the SAI), which you may obtain by contacting MFS Service Center, Inc. (see back cover for address and phone number).

-     TEMPORARY DEFENSIVE POLICIES

      Each series may depart from its principal investment strategies by temporarily investing for defensive purposes when adverse market, economic or political conditions exist. While a series invests defensively, it may not be able to pursue its investment objective. A series defensive investment position may not be effective in protecting its value.

-     ACTIVE OR FREQUENT TRADING


      Each series, except for the Money Market Series, may engage in active or frequent trading to achieve its principal investment strategies. This may result in the realization and distribution to shareholders of higher capital gains as compared to a series with less active trading policies. Frequent trading also increases transaction costs, which could detract from the series' performance.


   IV     MANAGEMENT OF THE SERIES


-     INVESTMENT ADVISER

      Massachusetts Financial Services Company (referred to as MFS or the adviser) is the investment adviser to each series. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $140.3 billion as of December 31, 2003. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.


      MFS provides investment management and related administrative services and facilities to each series, including portfolio management and trade execution. For these services, each series pays MFS an annual management fee as set forth in the Expense Summary.

      MFS or its affiliates generally pay an administrative service fee to insurance companies which use the series as underlying investment vehicles for their variable annuity and variable life insurance contracts based upon the aggregate net assets of the series attributable to these contracts. These fees are not paid by the series, their shareholders, or by the contract holders.

-     ADMINISTRATOR

      MFS provides each series with certain financial, legal, compliance, shareholder communications and other administrative services. MFS is reimbursed by each series for a portion of the costs it incurs in providing these services.

-     DISTRIBUTOR

      MFS Fund Distributors, Inc. (referred to as MFD), a wholly owned subsidiary of MFS, is the distributor of shares of the series.

-     SHAREHOLDER SERVICING AGENT

      MFS Service Center, Inc. (referred to as MFSC), a wholly owned subsidiary of MFS, performs transfer agency and certain other services for each series, for which it receives compensation from each series.

   V      DESCRIPTION OF SHARES


      The trust offers two classes of shares--initial class shares and service class shares (except the Money Market Series only offers initial class shares). Initial class shares are offered through this prospectus. Service class shares, which bear a Rule 12b-1 distribution fee, are available through a separate prospectus. If you would like to receive a copy of the other prospectus, please call the MFS Service Center at the telephone number referenced at the back of this document. These shares are offered to separate accounts established by insurance companies in order to serve as investment vehicles for variable annuity and variable life insurance contracts. The trust also offers shares of each of its series to qualified pension and retirement plans. All purchases, redemptions and exchanges of shares are made through these insurance company separate accounts and plans, which are the record owner of the shares. Contract holders and plan beneficiaries seeking to purchase, redeem or exchange interests in the trust's shares should consult with the insurance company which issued their contracts or their plan sponsor.


   VI     OTHER INFORMATION

-     PRICING OF SERIES' SHARES


      The price of each class of the series' shares is based on its net asset value. The net asset value of each class of shares is determined once each day during which the New York Stock Exchange is open for trading as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern time) (referred to as the valuation time). The New York Stock Exchange is closed on most national holidays and Good Friday. To determine net asset value, each series, except for the MFS Money Market Series, values its assets at current market prices where current market prices are readily available, or at fair value as determined under the direction of the Board of Trustees when a determination is made that current market prices are not readily available. For example, in valuing securities that trade principally on foreign markets, the series use the most recent closing market prices where available from the markets on which they principally trade, unless the most recent closing market prices, in the series' judgment, do not represent current market values of these securities. Because developments that could affect the values of foreign securities may occur between the close of the foreign market where the security is principally traded and the series' valuation time, such closing prices may not be reflective of current market prices and current market prices may not be readily available when the series determines its net asset value, and therefore the series may adjust closing market prices of foreign securities to reflect what it believes to be the fair value of the securities as of the series' valuation time. The MFS Money Market Series values its assets using the amortized cost method.


      Insurance companies and plan sponsors are the designees of the trust for receipt of purchase, exchange and redemption orders from contractholders and plan beneficiaries. An order submitted to the trust's designee by the valuation time will receive the net asset value next calculated; provided that the trust receives notice of the order generally by 9:30 a.m. eastern time on the next day on which the New York Stock Exchange is open for trading.

      Certain series invest in securities which are primarily listed on foreign exchanges that trade on weekends and other days when the series does not price its shares. Therefore, the value of these series' shares may change on days when you will not be able to purchase or redeem their shares.

-     DISTRIBUTIONS

      Each series (except the Money Market Series) intends to pay substantially all of its net income (including any realized net capital and net foreign currency gains) to shareholders as dividends at least annually.

      The Money Market Series intends to declare daily as dividends substantially all of its net income (excluding any realized net capital gains) and to pay these dividends to shareholders at least monthly. The series intends to distribute any realized net capital gains at least annually.

-     TAX CONSIDERATIONS

      The following discussion is very general. You are urged to consult your tax adviser regarding the effect that an investment in a series may have on your tax situation. Each series of the trust is treated as a separate corporation for federal tax purposes. As long as a series qualifies for treatment as a regulated investment company (which each series has done in the past and intends to do in the future), it pays no federal income tax on the net earnings and net realized gains it distributes to shareholders. In addition, each series also intends to continue to diversify its assets to satisfy the federal diversification tax rules applicable to separate accounts that fund variable insurance and annuity contracts.

      Shares of the series are offered to insurance company separate accounts and to qualified retirement and pension plans. You should consult with the insurance company that issued your contract or your plan sponsor to understand the federal tax treatment of your investment.

-     RIGHT TO REJECT OR RESTRICT PURCHASE AND EXCHANGE ORDERS

      Purchases and exchanges should be made for investment purposes only. The series reserve the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by an insurance company or retirement plan sponsor through which the transaction is placed. In the event that the series reject or cancel an exchange request, neither the redemption nor the purchase side of the exchange will be processed. The series reserve the right to delay for up to one business day the processing of exchange requests in the event that, in the series' judgment, such delay would be in the series' best interest, in which case both the redemption and purchase side of the exchange will be processed at the conclusion of the delay period.


-     EXCESSIVE TRADING PRACTICES


      Excessive Trading Policies. Excessive trading into and out of the series can disrupt portfolio investment strategies and increase series' operating expenses. The series are not designed to accommodate excessive trading practices. The series and their agents reserve the right to restrict, reject or cancel purchase and exchange orders, as described above, which represent excessive trading.

      Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the series or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the series and their agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. In addition, the series receive purchase, exchange and redemption orders from insurance companies and retirement plans which maintain omnibus accounts with the series. Omnibus account arrangements are common forms of holding shares of a series, particularly among insurance companies offering variable insurance products and retirement plans. These arrangements often permit multiple investors (e.g., contract holders and plan participants) to aggregate their respective share ownership positions and purchase, redeem and exchange series' shares where the identity of the particular shareholder(s) is not known to a series. Therefore, the ability of the series to detect excessive trading practices with respect to shares held through omnibus arrangements is limited, and trading patterns representing a significant percentage of shareholders' account activity may not be monitored by the series.

      To the extent that the series or their agents are unable to curtail excessive trading practices in a series, these practices may interfere with the efficient management of the series' portfolio, and may result in the series engaging in certain activities to a greater extent then it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the series' operating costs and decrease the series' investment performance, and maintenance of a higher level of cash balances would likewise result in lower series investment performance during periods of rising markets.

      For series that significantly invest in foreign securities traded on markets which may close prior to when the series determines its net asset value as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) (referred to as the valuation time), excessive trading by certain shareholders may cause dilution in the value of series shares held by other shareholders. Because events may occur after the close of these foreign markets and before the series' valuation time that influence the value of these foreign securities, investors may seek to trade series shares in an effort to benefit from their understanding of the value of these foreign securities as of the series' valuation time (referred to as price arbitrage). The series has procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what it believes to be the fair value of the securities as of the series' valuation time, (referred to as fair valuation procedures), as described under "Other Information - Pricing of Series' Shares" above. To the extent that the series does not accurately value foreign securities as of its valuation time, investors engaging in price arbitrage may cause dilution in the value of series shares held by other shareholders.

      For series that significantly invest in high yield (commonly known as junk bonds) or small cap equity securities, because these securities are often infrequently traded, investors may seek to trade series shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of the series' portfolio to a greater degree than series which invest in highly liquid securities, in part, because the series may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful arbitrage may also cause dilution in the value of series shares held by other shareholders.


-     IN-KIND DISTRIBUTIONS

      The series have reserved the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash). In the event that the series makes an in-kind distribution, you could incur the brokerage and transaction charges when converting the securities to cash, and the securities may increase or decrease in value until you sell them. The series do not expect to make in-kind distributions.

-     UNIQUE NATURE OF SERIES

      MFS may serve as the investment adviser to other funds which have investment goals and principal investment policies and risks similar to those of the series, and which may be managed by the series' portfolio manager(s). While a series may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between a series and these similar products, including differences in sales charges, expense ratios and cash flows.

-     POTENTIAL CONFLICTS

      Shares of the series are offered to the separate accounts of insurance companies that may be affiliated or unaffiliated with MFS and each other ("shared funding") and may serve as the underlying investments for both variable annuity and variable life insurance contracts ("mixed funding"). Due to differences in tax treatment or other considerations, the interests of various contract owners might at some time be in conflict. The trust currently does not foresee any such conflict. Nevertheless, the board of trustees which oversees the series intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response. If such a conflict were to occur, one or more separate accounts of the insurance companies might be required to withdraw its investments in one or more series. This might force a series to sell securities at disadvantageous prices.


   VII    FINANCIAL HIGHLIGHTS

      The financial highlights table is intended to help you understand the series' financial performance for the past five years, or, if a series has not been in operation that long, since the time it commenced investment operations. Certain information reflects financial results for a single series' share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in a series (assuming reinvestment of all distributions). This information has been audited by the trust's independent auditors, whose report, together with the trust's financial statements, are included in the trust's Annual Report to shareholders. The series' Annual Report is available upon request by contacting MFSC (see back cover for address and telephone number). The financial statements contained in the Annual Report are incorporated by reference into the SAI. The trust's independent auditors are Deloitte & Touche LLP.

      1.   BOND SERIES--INITIAL CLASS


                                                                                     YEAR ENDED DECEMBER 31,
                                                               ---------------------------------------------------------------
                                                                    2003         2002         2001         2000         1999
      ------------------------------------------------------------------------------------------------------------------------
      Per share data (for a share outstanding throughout
        each period):
      Net asset value -- beginning of period                      $  11.82     $  11.52     $  11.32     $  10.93     $  11.38
                                                                  --------     --------     --------     --------     --------
      Income from investment operations#^^ --
        Net investment income ^                                   $   0.62     $   0.67     $   0.72     $   0.76     $   0.70
        Net realized and unrealized gain (loss) on investments
           and foreign currency                                       0.45         0.30         0.22         0.20        (0.87)
                                                                  --------     --------     --------     --------     --------
              Total from investment operations                    $   1.07     $   0.97     $   0.94     $   0.96     $  (0.17)
                                                                  --------     --------     --------     --------     --------
      Less distributions declared to shareholders --
        From net investment income                                $  (0.70)    $  (0.67)    $  (0.74)    $  (0.57)    $  (0.26)
        From net realized gain on investments and foreign
           currency transactions                                        --           --           --           --        (0.02)
        In excess of net realized gain on investments and
           foreign currency transactions                                --           --           --           --        (0.00)+++
                                                                  --------     --------     --------     --------     --------
              Total distributions declared to shareholders        $  (0.70)    $  (0.67)    $  (0.74)    $  (0.57)    $  (0.28)
                                                                  --------     --------     --------     --------     --------
      Net asset value -- end of period                            $  12.19     $  11.82     $  11.52     $  11.32     $  10.93
                                                                  --------     --------     --------     --------     --------
      Total return                                                    9.34%        8.92%        8.71%        9.21%       (1.56)%
      Ratios (to average net assets)/Supplemental data ^ :
        Expenses##                                                    0.75%        0.75%        0.75%        0.84%        1.01%
        Net investment income^^                                       5.04%        5.92%        6.34%        6.95%        6.26%
      Portfolio turnover                                               116%         132%         281%         303%         283%
      Net assets at end of period (000 Omitted)                   $ 31,981     $ 33,755     $ 31,087     $ 26,207     $ 24,291



      ^ MFS has contractually agreed, subject to reimbursement, to bear a portion of the series "Other Expenses", which are defined as the series' operating expenses, exclusive of management and certain other fees and expenses, such that Other Expenses do not exceed 0.15% annually. This arrangement is effected by MFS bearing all of the series' Other Expenses during the series' fiscal year and the series paying MFS an expense reimbursement fee not greater than 0.15% of average daily net assets for Initial Class. To the extent that the expense reimbursement fee exceeds the series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. This agreement will terminate on the earlier of December 31, 2004 or such date as all expenses previously borne by MFS under the agreement have been paid by the series. Prior to May 1, 2000, the series paid the investment advisor a reimbursement fee not greater than 0.40% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:



              Net investment income                               $   0.59     $   0.65     $   0.69     $   0.74     $   0.69
              Ratios (to average net assets):
                 Expenses##                                           0.94%        0.92%        0.99%        0.99%        1.06%
                 Net investment income                                4.85%        5.75%        6.10%        6.80%        6.21%


----------
      ^^       As required, effective January 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment
               Companies and began amortizing premium on debt securities. The effect of this change for the period ended December 31, 2001 was to decrease net investment income per share by $0.01, increase net realized and unrealized gains and losses per share by $0.01, and decrease the ratio of net investment income to average net assets by 0.07%. Per share, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
      +++      Per share amount was less than $0.01.
      #        Per share data are based on average shares outstanding.

      ##       Ratios do not reflect reductions from fees paid indirectly.

      2.  CAPITAL OPPORTUNITIES SERIES--INITIAL CLASS


                                                                                     YEAR ENDED DECEMBER 31,
                                                               ------------------------------------------------------------------
                                                                    2003         2002         2001           2000         1999
      ---------------------------------------------------------------------------------------------------------------------------
      Per share data (for a share outstanding throughout
        each period):
      Net asset value -- beginning of period                      $    9.53    $   13.55    $   19.26      $   21.74    $   14.79
                                                                  ---------    ---------    ---------      ---------    ---------
      Income from investment operations# --
        Net investment income (loss) ^                            $    0.05    $    0.02    $    0.01      $    0.01    $   (0.02)
        Net realized and unrealized gain (loss) on
          investments and foreign currency                             2.55        (4.03)       (4.32)         (0.66)        7.02
                                                                  ---------    ---------    ---------      ---------    ---------
              Total from investment operations                    $    2.60    $   (4.01)   $   (4.31)     $   (0.65)   $    7.00
                                                                  ---------    ---------    ---------      ---------    ---------
      Less distributions declared to shareholders --
        From net investment income                                $   (0.02)   $   (0.01)   $   (0.00)+++  $      --    $      --
        From net realized gain on investments and foreign
           currency transactions                                         --           --        (1.33)         (1.83)       (0.05)
        In excess of net realized gain on investments and
           foreign currency transactions                                 --           --        (0.07)            --           --
                                                                  ---------    ---------    ---------      ---------    ---------
              Total distributions declared to shareholders        $   (0.02)   $   (0.01)   $   (1.40)     $   (1.83)   $   (0.05)
                                                                  ---------    ---------    ---------      ---------    ---------
      Net asset value -- end of period                            $   12.11    $    9.53    $   13.55      $   19.26    $   21.74
                                                                  ---------    ---------    ---------      ---------    ---------
      Total return                                                    27.39%      (29.69)%     (23.48)%        (3.66)%      47.42%
      Ratios (to average net assets)/Supplemental data ^ :
        Expenses##                                                     0.90%        0.90%        0.91%          0.94%        1.02%
        Net investment income (loss)                                   0.45%        0.21%        0.06%          0.03%       (0.13)%
      Portfolio turnover                                                 65%         105%         102%           109%         152%
      Net assets at end of period (000 0mitted)                   $ 150,436    $ 105,323    $ 163,014      $ 140,043    $  63,172



      ^ MFS has contractually agreed, subject to reimbursement, to bear a portion of the series' "Other Expenses", which are defined as the series' operating expenses, exclusive of management and certain other fees and expenses, such that Other Expenses do not exceed 0.15% annually. This arrangement is effected by MFS bearing all of the series' "Other Expenses" during the series' fiscal year, and the series paying MFS an expense reimbursement fee not greater than 0.15% of average daily net assets for Initial Class shares. To the extent that the expense reimbursement fee exceeds the series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. This agreement will terminate on the earlier of December 31, 2004 or such date as all expenses previously borne by MFS under the agreement have been paid by the series. Prior to May 1, 2000, this fee was not greater than 0.25% of average daily net assets. To the extent actual expenses were over/under this limitation, the net investment income (loss) per share and the ratios would have been:



              Net investment income (loss)                        $    0.04    $    0.02**  $    0.00      $    0.01**  $   (0.02)**
              Ratios (to average net assets):
                 Expenses##                                            0.94%        0.93%        0.96%          0.93%        1.03%
                 Net investment income (loss)                          0.41%        0.18%        0.01%          0.04%       (0.14)%


----------
      +++ Per share amount was less than $(0.01).

      **  The waiver impact per share amount was less than $0.01.

      #   Per share data are based on average shares outstanding.

      ##  Ratios do not reflect reductions from fees paid indirectly.

      3.  EMERGING GROWTH SERIES--INITIAL CLASS


                                                                                     YEAR ENDED DECEMBER 31,
                                                               ------------------------------------------------------------------
                                                                    2003         2002         2001         2000         1999
      ---------------------------------------------------------------------------------------------------------------------------
      Per share data (for a share outstanding throughout
        each period):
      Net asset value -- beginning of period                      $   11.91   $   17.98   $     28.85   $     37.94   $     21.47
                                                                  ---------   ---------   -----------   -----------   -----------
      Income from investment operations# --
        Net investment loss                                       $   (0.03)  $   (0.04)  $     (0.03)  $     (0.01)  $     (0.06)
        Net realized and unrealized gain (loss) on
          investments and foreign currency                             3.63       (6.03)        (9.44)        (7.07)        16.53
                                                                  ---------   ---------   -----------   -----------   -----------
              Total from investment operations                    $    3.60   $   (6.07)  $     (9.47)  $     (7.08)  $     16.47
                                                                  ---------   ---------   -----------   -----------   -----------
      Less distributions declared to shareholders --
        From net investment income                                $      --   $      --   $     (1.04)  $     (2.01)  $        --
        In excess of net realized gain on investments and
           foreign currency transactions                                 --          --         (0.36)           --            --
                                                                  ---------   ---------   -----------   -----------   -----------
              Total distributions declared to shareholders        $      --   $      --   $     (1.40)  $     (2.01)  $        --
                                                                  ---------   ---------   -----------   -----------   -----------
      Net asset value -- end of period                            $   15.51   $   11.91   $     17.98   $     28.85   $     37.94
                                                                  ---------   ---------   -----------   -----------   -----------
      Total return                                                    30.23%*    (33.76)%      (33.49)%      (19.61)%       76.71%
      Ratios (to average net assets)/Supplemental data:
        Expenses##                                                     0.87%       0.86%         0.87%         0.85%         0.84%
        Net investment loss                                           (0.22)%     (0.24)%       (0.14)%       (0.04)%       (0.23)%
      Portfolio turnover                                                103%        111%          231%          200%          176%
      Net assets at end of period (000 Omitted)                   $ 849,718   $ 757,499   $ 1,462,469   $ 2,312,406   $ 2,132,528


----------

      * The series' total return calculation includes proceeds received on March 26, 2003 from a non-recurring litigation settlement recorded as a realized gain on investment transactions. The proceeds resulted in an increase in net asset value of $0.09 per share based on shares outstanding on the day the proceeds were received. Excluding the effect of this payment from the series' ending net asset value per share, the total return for the year ended December 31, 2003 would have been 29.48%.

      #       Per share data are based on average shares outstanding.

      ##      Ratios do not reflect reductions from fees paid indirectly.

      4.  GLOBAL EQUITY SERIES--INITIAL CLASS


                                                                            YEAR ENDED DECEMBER 31,                PERIOD ENDED
                                                             --------------------------------------------------    DECEMBER 31,
                                                               2003          2002         2001           2000         1999*
      -----------------------------------------------------------------------------------------------------------------------------
      Per share data (for a share outstanding
        throughout each period):
      Net asset value -- beginning of period                 $   8.50      $   9.69     $  10.80       $  12.04    $       10.00
                                                             --------      --------     --------       --------    -------------
      Income from investment operations# --
        Net investment income ^                              $   0.06      $   0.05     $   0.04       $   0.09    $        0.03
        Net realized and unrealized gain (loss) on
           investments and foreign currency                      2.30         (1.20)       (1.11)         (0.93)            2.34
                                                             --------      --------     --------       --------    -------------
              Total from investment operations               $   2.36      $  (1.15)    $  (1.07)      $  (0.84)   $        2.37
                                                             --------      --------     --------       --------    -------------
      Less distributions declared to shareholders --
        From net investment income                           $  (0.00)+++  $  (0.04)    $  (0.03)      $  (0.05)   $       (0.02)
        From net realized gain on investments and
           foreign currency transactions                           --            --           --          (0.22)           (0.31)
        In excess of net realized gain on
            investments and foreign currency transactions          --            --        (0.01)         (0.13)              --
                                                             --------      --------     --------       --------    -------------
              Total distributions declared to
                shareholders                                 $  (0.00)+++  $  (0.04)    $  (0.04)      $  (0.40)   $       (0.33)
                                                             --------      --------     --------       --------    -------------
      Net asset value -- end of period                       $  10.86      $   8.50     $   9.69       $  10.80    $       12.04
                                                             --------      --------     --------       --------    -------------
      Total return                                              27.84%       (11.89)%      (9.95)%        (7.09)%          23.83%++
      Ratios (to average net assets)/Supplemental
        data^ :
        Expenses##                                               1.15%         1.15%        1.16%          1.19%            1.31%+
        Net investment income                                    0.63%         0.54%        0.44%          0.78%            0.37%+
      Portfolio turnover                                           48%          148%          71%           101%              68%
      Net assets at end of period (000 Omitted)              $ 18,212      $  7,364     $  5,623       $  4,669    $       1,651



      ^ MFS has contractually agreed, subject to reimbursement, to bear a portion of the series' "Other Expenses", which are defined as the series' operating expenses, exclusive of management and certain other fees and expenses, such that Other Expenses do not exceed 0.16% annually. This arrangement is effected by MFS bearing all of the series' Other Expenses during the series' fiscal year and the series paying MFS an expense reimburement fee not greater than 0.15% of average daily net assets for the Initial Class shares. To the extent that the expense reimbursement fee exceeds the series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. On May 1, 2003, the series' expense reimbursement agreement expired and was replaced with a new agreement under the same terms. The new agreement will terminate on the earlier of May 1, 2004 or such date as all expenses previously borne by MFS under the agreement have been paid by the series. Prior to May 1, 2000, the reimbursement fee was not greater than 0.25% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:



              Net investment loss                            $  (0.01)     $  (0.04)    $  (0.06)      $  (0.09)       $  (0.18)
              Ratios (to average net assets):
                 Expenses##                                      1.94%         2.10%        2.22%          2.78%           4.39%+
                 Net investment loss                            (0.16)%       (0.41)%      (0.62)%        (0.81)%         (2.71)%+


----------
      * For the period from the commencement of the series' investment operations, May 3, 1999, through December 31, 1999.
      +   Annualized.
      ++  Not annualized.

      +++ Per share amount was less than $(0.01).

      #   Per share data are based on average shares outstanding.

      ##  Ratios do not reflect reductions from fees paid indirectly.

      5.  HIGH INCOME SERIES--INITIAL CLASS


                                                                                     YEAR ENDED DECEMBER 31,
                                                               -----------------------------------------------------------------
                                                                 2003          2002          2001          2000          1999
      --------------------------------------------------------------------------------------------------------------------------
      Per share data (for a share outstanding
        throughout each period):
      Net asset value -- beginning of period                   $    8.81     $    9.22     $    9.84     $   11.49     $   11.53
                                                               ---------     ---------     ---------     ---------     ---------
      Income from investment operations# ^^ --
        Net investment income ^                                $    0.68     $    0.73     $    0.90     $    1.05     $    1.03
        Net realized and unrealized gain (loss)
           on investments and foreign currency                      0.87         (0.50)        (0.68)        (1.75)        (0.28)
                                                               ---------     ---------     ---------     ---------     ---------
              Total from investment operations                 $    1.55     $    0.23     $    0.22     $   (0.70)    $    0.75
                                                               ---------     ---------     ---------     ---------     ---------
      Less distributions declared to shareholders from
        net investment income                                  $   (0.39)    $   (0.64)    $   (0.84)    $   (0.95)    $   (0.79)
                                                               ---------     ---------     ---------     ---------     ---------
      Net asset value -- end of period                         $    9.97     $    8.81     $    9.22     $    9.84     $   11.49
                                                               ---------     ---------     ---------     ---------     ---------
      Total return                                                 17.96%         2.56%         2.07%        (6.67)%        6.44%
      Ratios (to average net assets)/Supplemental
        data^ :
        Expenses##                                                  0.90%         0.90%         0.91%         0.95%         1.01%
        Net investment income^^                                     7.23%         8.32%         9.53%         9.79%         8.95%
      Portfolio turnover                                              82%           68%           64%           70%           76%
      Net assets at end of period (000 Omitted)                $ 319,317     $ 120,711     $  84,515     $  62,113     $  58,596



      ^ MFS has contractually agreed, subject to reimbursement, to bear a portion of the series "Other Expenses", which are defined as the series' operating expenses, exclusive of management fees, such that Other Expenses do not exceed 0.15% annually. This arrangement is effected by MFS bearing all of the series' "Other Expenses" during the series' fiscal year and the series paying MFS an expense reimbursement fee not greater than 0.15% of average daily net assets for Initial Class. To the extent that the expense reimbursement fee exceeds the series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. This agreement will terminate on the earlier of December 31, 2004 or such date as all expenses previously borne by MFS under the agreement have been paid by the series. Prior to May 1, 2000 this fee was not greater than 0.25% of average daily net assets. To the extent actual expenses were over/under this limitation, the net investment income per share and the ratios would have been:



              Net investment income^^                          $    0.68     $    0.73     $    0.89     $    1.05     $    1.03
              Ratios (to average net assets):
                 Expenses##                                         0.89%         0.88%         1.01%         0.99%         0.97%
                 Net investment income^^                            7.24%         8.34%         9.43%         9.75%         8.99%


----------

      ^^       As required, effective January 1, 2001, the series has adopted the provisions of the AICPA Audit and Accounting Guide for
               Investment Companies and began amortizing premium on debt
               securities. The effect of this change for the year ended December
               31, 2001, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share.
               The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.04%. Per share, ratios, and
               supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
      #        Per share data are based on average shares outstanding.
      ##       Ratios do not reflect reductions from fees paid indirectly.

      6.  INVESTORS GROWTH STOCK SERIES--INITIAL CLASS


                                                                          YEAR ENDED DECEMBER 31,                   PERIOD ENDED
                                                           -----------------------------------------------------    DECEMBER 31,
                                                             2003          2002            2001           2000         1999*
      --------------------------------------------------------------------------------------------------------------------------
      Per share data (for a share outstanding
        throughout the period):
      Net asset value -- beginning of period               $    7.08     $    9.77       $   13.00     $   13.95    $      10.00
                                                           ---------     ---------       ---------     ---------    ------------
      Income (loss) from investment operations# --
        Net investment income (loss) ^                     $    0.00+++  $   (0.00)+++   $    0.01     $    0.04    $       0.06
        Net realized and unrealized gain (loss) on
           investments and foreign currency                     1.63         (2.69)          (3.14)        (0.89)           3.94
                                                           ---------     ---------       ---------     ---------    ------------
              Total from investment operations             $    1.63     $   (2.69)      $   (3.13)    $   (0.85)   $       4.00
                                                           ---------     ---------       ---------     ---------    ------------
      Less distributions declared to shareholders --
        From net investment income                         $      --     $      --       $   (0.01)    $      --    $      (0.02)
        From net realized gain on investments and
           foreign currency transactions                          --            --              --         (0.06)          (0.03)
        In excess of net investment income                        --            --              --            --           (0.00)+++
        In excess of net realized gain on investments
            and foreign currency transactions                     --            --           (0.09)        (0.04)             --
                                                           ---------     ---------       ---------     ---------    ------------
              Total distributions declared
                to shareholders                            $      --     $      --       $   (0.10)    $   (0.10)   $      (0.05)
                                                           ---------     ---------       ---------     ---------    ------------
      Net asset value -- end of period                     $    8.71     $    7.08       $    9.77     $   13.00    $      13.95
                                                           ---------     ---------       ---------     ---------    ------------
      Total return                                             23.02%       (27.53)%        (24.14)%       (6.17)%         40.01%++
      Ratios (to average net assets)/Supplemental
        data ^ :
        Expenses##                                              0.88%         0.88%           0.92%         0.93%           1.01%+
        Net investment income (loss)                            0.04%        (0.03)%          0.07%         0.28%           0.71%+
      Portfolio turnover                                         253%          214%            265%          248%             73%
      Net assets at end of period (000 Omitted)            $ 199,674     $ 120,593       $ 147,280     $  97,766    $     18,889



      ^ Subject to reimbursement by the series, the investment adviser contractually agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management fees. In consideration, the series paid the investment adviser a reimbursement fee not greater than 0.15% of the average daily net assets. This agreement terminated on June 30, 2001. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:



      Net investment income                                       --            --       $    0.01     $    0.04    $       0.02
      Ratios (to average net assets):
         Expenses##                                               --            --            0.91%         0.94%           1.47%+
         Net investment income                                    --            --            0.08%         0.27%           0.25%+


----------

      * For the period from the commencement of the series' investment operations, May 3, 1999, through December 31, 1999.

      +   Annualized.
      ++  Not annualized.

      +++ Per share amount was less than $0.01.

      #   Per share data are based on average shares outstanding.

      ##  Ratios do not reflect reductions from fees paid indirectly.

      7.  INVESTORS TRUST SERIES--INITIAL CLASS


                                                                                    YEAR ENDED DECEMBER 31,
                                                               -----------------------------------------------------------------
                                                                  2003          2002          2001          2000          1999
      --------------------------------------------------------------------------------------------------------------------------
      Per share data (for a share outstanding
        throughout each period):
      Net asset value -- beginning of period                   $   13.47     $   17.12     $   21.00     $   21.31     $   20.11
                                                               ---------     ---------     ---------     ---------     ---------
      Income from investment operations# --
        Net investment income                                  $    0.11     $    0.09     $    0.10     $    0.12     $    0.12
        Net realized and unrealized gain (loss) on
           investments and foreign currency                         2.86         (3.66)        (3.40)        (0.16)         1.22
                                                               ---------     ---------     ---------     ---------     ---------
              Total from investment operations                 $    2.97     $   (3.57)    $   (3.30)    $   (0.04)    $    1.34
                                                               ---------     ---------     ---------     ---------     ---------
      Less distributions declared to shareholders --
        From net investment income                             $   (0.10)    $   (0.08)    $   (0.09)    $   (0.10)    $   (0.06)
        From net realized gain on investments and
           foreign currency transactions                              --            --         (0.35)        (0.17)        (0.08)
        In excess of net realized gain on investments
           and foreign currency transactions                          --            --         (0.14)           --            --
                                                               ---------     ---------     ---------     ---------     ---------
              Total distributions declared to
                shareholders                                   $   (0.10)    $   (0.08)    $   (0.58)    $   (0.27)    $   (0.14)
                                                               ---------     ---------     ---------     ---------     ---------
      Net asset value -- end of period                         $   16.34     $   13.47     $   17.12     $   21.00     $   21.31
                                                               ---------     ---------     ---------     ---------     ---------
      Total return                                                 22.15%       (20.96)%      (15.95)%       (0.15)%        6.69%
      Ratios (to average net assets)/Supplemental data:
        Expenses##                                                  0.87%         0.88%         0.90%         0.87%         0.88%
        Net investment income                                       0.78%         0.62%         0.54%         0.58%         0.56%
      Portfolio turnover                                              88%           71%           84%           71%           72%
      Net assets at end of period (000 Omitted)                $ 481,914     $ 378,720     $ 502,723     $ 492,481     $ 390,762


----------

      #   Per share data are based on average shares outstanding.
      ##  Ratios do not reflect reductions from fees paid indirectly.

      8.  MID CAP GROWTH SERIES--INITIAL CLASS


                                                                         YEAR ENDED DECEMBER 31,                  PERIOD ENDED
                                                             ----------------------------------------------       DECEMBER 31,
                                                                 2003             2002            2001               2000*
      ------------------------------------------------------------------------------------------------------------------------
      Per share data (for a share outstanding throughout
        each period):
      Net asset value -- beginning of period                 $       4.51     $       7.94     $       9.74       $      10.00
                                                             ------------     ------------     ------------       ------------
      Income from investment operations# --
        Net investment income (loss) ^                       $      (0.02)    $      (0.02)    $      (0.02)      $       0.03
        Net realized and unrealized gain (loss) on
           investments and foreign currency                          1.69            (3.41)           (1.68)             (0.29)
                                                             ------------     ------------     ------------       ------------
              Total from investment operations               $       1.67     $      (3.43)    $      (1.70)      $      (0.26)
                                                             ------------     ------------     ------------       ------------
      Less distributions declared to shareholders --
        From net investment income                           $         --     $         --     $       0.00+++    $         --
        From net realized gain on investments and foreign
           currency transactions                                       --               --            (0.05)                --
        In excess of net investment income                             --               --             0.00+++              --
        In excess of net realized gain on investments and
           foreign currency transactions                               --               --            (0.05)                --
                                                             ------------     ------------     ------------       ------------
              Total distributions declared to shareholders   $         --     $         --     $      (0.10)      $         --
                                                             ------------     ------------     ------------       ------------
      Net asset value -- end of period                       $       6.18     $       4.51     $       7.94       $       9.74
                                                             ------------     ------------     ------------       ------------
      Total return                                                  37.03%          (43.20)%         (17.55)%            (2.60)%++
      Ratios (to average net assets)/Supplemental
        data ^ :
        Expenses##                                                   0.89%            0.90%            0.91%              0.91%+
        Net investment income (loss)                                (0.45)%          (0.34)%          (0.20)%             0.45%+
      Portfolio turnover                                               86%             144%             105%                84%
      Net assets at end of period (000 Omitted)              $    165,102     $     56,909     $     48,453       $      5,440



      ^ Subject to reimbursement by the series, the investment adviser contractually agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management fee. Prior to May 1, 2003, the series paid the investment adviser a reimbursement fee not greater than 0.15% of average daily net assets. Effective May 1, 2003, the series is no longer subject to reimbursement. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:



              Net investment loss                            $      (0.03)    $      (0.02)    $      (0.02)      $      (0.05)
              Ratios (to average net assets):
                 Expenses##                                          0.91%            0.91%            0.96%              2.21%+
                 Net investment loss                                (0.47)%          (0.35)%          (0.25)%            (0.85)%+


----------
      * For the period from the commencement of the series' investment operations, April 28, 2000, through December 31, 2000.
      +   Annualized.
      ++  Not annualized.
      +++ Per share amount was less than $0.01.
      #   Per share data are based on average shares outstanding.

      ##  Ratios do not reflect reductions from fees paid indirectly.

      9.  MONEY MARKET SERIES--INITIAL CLASS


                                                                                     YEAR ENDED DECEMBER 31,
                                                             -------------------------------------------------------------------
                                                                2003           2002          2001          2000          1999
      --------------------------------------------------------------------------------------------------------------------------
      Per share data (for a share outstanding throughout
        each period):
      Net asset value -- beginning of period                 $     1.00     $     1.00    $     1.00    $     1.00    $     1.00
                                                             ----------     ----------    ----------    ----------    ----------
      Income from investment operations# --
        Net investment income ^                              $     0.01     $     0.01    $     0.04    $     0.06    $     0.05
                                                             ----------     ----------    ----------    ----------    ----------
      Less distributions declared to shareholders from net
        investment income                                    $    (0.01)    $    (0.01)   $    (0.04)   $    (0.06)   $    (0.05)
                                                             ----------     ----------    ----------    ----------    ----------
      Net asset value -- end of period                       $     1.00     $     1.00    $     1.00    $     1.00    $     1.00
                                                             ----------     ----------    ----------    ----------    ----------
      Total return                                                 0.61%          1.31%         3.72%         5.93%         4.59%
      Ratios (to average net assets)/Supplemental
        data ^ :
        Expenses##                                                 0.60%          0.60%         0.61%         0.62%         0.61%
        Net investment income                                      0.64%          1.30%         3.50%         5.76%         4.52%
      Net assets at end of period (000 Omitted)              $    5,256     $   17,006    $   20,706    $   11,214    $   11,426



      ^ MFS has contractually agreed, subject to reimbursement, to bear a portion of the series "Other Expenses", which are defined as the series' operating expenses, exclusive of management fees, such that Other Expenses do not exceed 0.10% annually. This arrangement is effected by MFS bearing all of the series' "Other Expenses" during the series' fiscal year and the series paying MFS an expense reimbursement fee not greater than 0.10% of average daily net assets. To the extent that the expense reimbursement fee exceeds the series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. This agreement will terminate on the earlier of December 31, 2004 or such date as all expenses previously borne by MFS under the agreement have been paid by the series. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:



              Net investment income                          $     0.00+++  $    0.01     $     0.03    $    0.05     $     0.04
              Ratios (to average net assets):
                 Expenses##                                        0.99%         0.79%          0.85%         0.99%         0.88%
                 Net investment income                             0.25%         1.11%          3.26%         5.39%         4.25%


----------

      +++ Per share amount was less than $0.01.

      #   Per share data are based on average shares outstanding.

      ##  Ratios do not reflect expense reductions from fees paid indirectly.

      10. NEW DISCOVERY SERIES--INITIAL CLASS


                                                                                     YEAR ENDED DECEMBER 31,
                                                             -----------------------------------------------------------------
                                                               2003          2002          2001          2000          1999
      ------------------------------------------------------------------------------------------------------------------------
      Per share data (for a share outstanding throughout
        each period):
      Net asset value -- beginning of period                 $   10.44     $   15.27     $   16.61     $   17.27     $   10.22
                                                             ---------     ---------     ---------     ---------     ---------
      Income (loss) from investment operations# --
        Net investment loss ^                                $   (0.08)    $   (0.07)    $   (0.09)    $   (0.08)    $   (0.09)
        Net realized and unrealized gain (loss) on
           investments and foreign currency                       3.60         (4.76)        (0.74)        (0.26)         7.53
                                                             ---------     ---------     ---------     ---------     ---------
              Total from investment operations               $    3.52     $   (4.83)    $   (0.83)    $   (0.34)    $    7.44
                                                             ---------     ---------     ---------     ---------     ---------
      Less distributions declared to shareholders --
        From net realized gain on investments and foreign
           currency transactions                             $      --     $      --     $   (0.35)    $   (0.32)    $   (0.39)
        In excess of net realized gain on investments and
           foreign currency transactions                            --            --         (0.16)           --            --
                                                             ---------     ---------     ---------     ---------     ---------
              Total distributions declared to shareholders   $      --     $      --     $   (0.51)    $   (0.32)    $   (0.39)
                                                             ---------     ---------     ---------     ---------     ---------
      Net asset value -- end of period                       $   13.96     $   10.44     $   15.27     $   16.61     $   17.27
                                                             ---------     ---------     ---------     ---------     ---------
      Total return                                               33.72%       (31.63)%       (5.03)%       (1.99)%       73.41%
      Ratios (to average net assets)/Supplemental
        data ^ :
        Expenses##                                                1.04%         1.05%         1.06%         1.08%         1.17%
        Net investment loss                                      (0.62)%       (0.56)%       (0.61)%       (0.48)%       (0.72)%
      Portfolio turnover                                            88%           90%           63%           65%          185%
      Net assets at end of period (000 Omitted)              $ 290,364     $ 157,863     $ 194,098     $ 145,113     $  18,115



      ^ From May 1, 2000 through April 30, 2003, subject to reimbursement of the series, the investment adviser agreed to maintain expenses of the series exclusive of management fees, at not greater than 0.15% of the average daily net assets. Prior to May 1, 2000, this fee was not greater than 0.25% of the average daily net assets. Effective May 1, 2003, the series is no longer subject to reimbursement. To the extent actual expenses were over/under this limitation, the net investment loss per share and the ratios would have been:



              Net investment loss                            $   (0.08)*   $   (0.07)*   $   (0.09)    $   (0.09)    $   (0.25)
              Ratios (to average net assets):
                 Expenses##                                       1.04%*        1.05%*        1.09%         1.11%         2.49%
                 Net investment loss                             (0.62)%*      (0.56)%*      (0.64)%       (0.51)%       (2.04)%


----------

      * Reimbursement per share amount and ratios were less than $0.01 and 0.01%, respectively.
      #   Per share data are based on average shares outstanding.
      ##  Ratios do not reflect reductions from fees paid indirectly.

      11. RESEARCH SERIES--INITIAL CLASS


                                                                                     YEAR ENDED DECEMBER 31,
                                                             -----------------------------------------------------------------
                                                               2003          2002          2001          2000          1999
      ------------------------------------------------------------------------------------------------------------------------
      Per share data (for a share outstanding throughout
        each period):
      Net asset value -- beginning of period                 $   10.78     $   14.32     $   20.80     $    23.34     $   19.05
                                                             ---------     ---------     ---------     ----------     ---------
      Income from investment operations# --
        Net investment income                                $    0.10     $    0.06     $    0.03     $     0.01     $    0.02
        Net realized and unrealized gain (loss) on
           investments and foreign currency                       2.55         (3.57)        (4.15)         (1.00)         4.52
                                                             ---------     ---------     ---------     ----------     ---------
              Total from investment operations               $    2.65     $   (3.51)    $   (4.12)    $    (0.99)    $    4.54
                                                             ---------     ---------     ---------     ----------     ---------
      Less distributions declared to shareholders --
        From net investment income                           $   (0.08)    $   (0.03)    $   (0.00)*   $    (0.01)    $   (0.04)
        From net realized gain on investments and foreign
           currency transactions                                    --            --         (2.32)         (1.54)        (0.21)
        In excess of net realized gain on investments and
           foreign currency transactions                            --            --         (0.04)            --            --
                                                             ---------     ---------     ---------     ----------     ---------
              Total distributions declared to shareholders   $   (0.08)    $   (0.03)    $   (2.36)    $    (1.55)    $   (0.25)
                                                             ---------     ---------     ---------     ----------     ---------
      Net asset value -- end of period                       $   13.35     $   10.78     $   14.32     $    20.80     $   23.34
                                                             ---------     ---------     ---------     ----------     ---------
      Total return                                               24.71%^      (24.54)%      (21.25)%        (4.85)%       24.05%
      Ratios (to average net assets)/Supplemental data:
        Expenses##                                                0.88%         0.87%         0.89%          0.85%         0.86%
        Net investment income                                     0.83%         0.52%         0.20%          0.05%         0.08%
      Portfolio turnover                                           124%           98%           99%            93%           91%
      Net assets at end of period (000 Omitted)              $ 352,464     $ 488,917     $ 808,889     $ 1,083,760    $ 883,578


----------
      *   Per share amount was less than $0.01.
      #   Per share data are based on average shares outstanding.

      ##  Ratios do not reflect reductions from fees paid indirectly.
      ^ The series' total return calculation includes proceeds received on March 26, 2003 from a non-recurring litigation settlement recorded as a realized gain on investment transactions. The proceeds resulted in an increase in the net asset value of $0.02 per share based on shares outstanding on the day the proceeds were received. Excluding the effect of this payment from the series' ending net asset value per share, total return for the year ended December 31, 2003 would have been 24.49%.

12.  STRATEGIC INCOME SERIES--INITIAL CLASS


                                                                                    YEAR ENDED DECEMBER 31,
                                                           -----------------------------------------------------------------------
                                                               2003          2002           2001           2000           1999
      ----------------------------------------------------------------------------------------------------------------------------
      Per share data (for a share outstanding
        throughout each period):
      Net asset value -- beginning of period               $     10.53   $     10.09     $     10.01   $     10.03     $     10.88
                                                           -----------   -----------     -----------   -----------     -----------
      Income from investment operations# --
        Net investment income^^                            $      0.55   $      0.50     $      0.50   $      0.61     $      0.54
                                                           -----------   -----------     -----------   -----------     -----------
        Net realized and unrealized gain (loss) on
           investments and foreign currency                       0.51          0.32           (0.04)        (0.15)          (0.80)
                                                           -----------   -----------     -----------   -----------     -----------
              Total from investment operations             $      1.06   $      0.82     $      0.46   $      0.46     $     (0.26)
                                                           -----------   -----------     -----------   -----------     -----------
      Less distributions declared to shareholders
           from net investment income                      $     (0.57)  $     (0.38)    $     (0.38)  $     (0.48)    $     (0.59)
                                                           -----------   -----------     -----------   -----------     -----------
      Net asset value -- end of period                     $     11.02   $     10.53     $     10.09   $     10.01     $     10.03
                                                           -----------   -----------     -----------   -----------     -----------
      Total return                                               10.38%         8.40%           4.75%         4.90%          (2.50)%
      Ratios (to average net assets)/Supplemental
       data^:
        Expenses##                                                0.90%         0.90%           0.92%         0.96%           1.01%
        Net investment income^^                                   5.16%         4.85%           4.99%         6.21%           5.19%
      Portfolio turnover                                           146%          249%            171%           93%            128%
      Net assets at end of period (000 Omitted)            $    35,888   $    37,505     $    47,484   $    50,782     $    45,061



      ^ MFS has contractually agreed, subject to reimbursement, to bear a portion of the series "Other Expenses", which are defined as the series' operating expenses, exclusive of management and certain other fees and expenses, such that Other Expenses do not exceed 0.15% annually. This arrangement is effected by MFS bearing all of the series' Other Expenses during the series' fiscal year and the series paying MFS an expense reimbursement fee not greater than 0.15% of average daily net assets for Initial Class. To the extent that the expense reimbursement fee exceeds the series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. This agreement will terminate on the erlier of December 31, 2004 or such date as all expenses previously borne by MFS under the agreement have been paid by the series. Prior to May 1, 2000, the series paid the investment adviser a reimbursement fee not greater than 0.25% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:



          Net investment income^^                    $      0.53     $      0.48     $      0.48     $      0.60     $      0.54
          Ratios (to average net assets):
             Expenses##                                     1.11%           1.10%           1.12%           1.09%           1.05%
             Net investment income^^                        4.95%           4.65%           4.79%           6.08%           5.15%


----------

      #   Per share data are based on average shares outstanding.
      ##  Ratios do not reflect reductions from fees paid indirectly.
      ^^ As required, effective January 1, 2001 the series adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.02, increase net realized and unrealized gains and losses per share by $0.02, and decrease the ratio of net investment income to average net assets by 0.18%. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

13.  TOTAL RETURN SERIES--INITIAL CLASS


                                                                                  YEAR ENDED DECEMBER 31,
                                                     ---------------------------------------------------------------------------
                                                         2003            2002           2001             2000           1999
--------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout
  each period):
Net asset value -- beginning of period               $     17.14     $     18.60     $     19.59     $     17.75     $     18.12
                                                     -----------     -----------     -----------     -----------     -----------
Income from investment operations#^^ --
  Net investment income                              $      0.38     $      0.45     $      0.51     $      0.61     $      0.53
  Net realized and unrealized gain (loss) on
     investments and foreign currency                       2.37           (1.37)          (0.46)           2.10            0.05
                                                     -----------     -----------     -----------     -----------     -----------
        Total from investment operations             $      2.75     $     (0.92)    $      0.05     $      2.71     $      0.58
                                                     -----------     -----------     -----------     -----------     -----------
Less distributions declared to shareholders --
  From net investment income                         $     (0.31)    $     (0.30)    $     (0.42)    $     (0.44)    $     (0.33)
  From net realized gain on investments and
     foreign currency transactions                            --           (0.24)          (0.62)          (0.43)          (0.62)
                                                     -----------     -----------     -----------     -----------     -----------
        Total distributions declared to
         shareholders                                $     (0.31)    $     (0.54)    $     (1.04)    $     (0.87)    $     (0.95)
                                                     -----------     -----------     -----------     -----------     -----------
Net asset value -- end of period                     $     19.58     $     17.14     $     18.60     $     19.59     $     17.75
                                                     -----------     -----------     -----------     -----------     -----------
Total return                                               16.32%          (5.17)%          0.25%          16.02%           3.08%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                0.84%           0.86%           0.89%           0.90%           0.90%
  Net investment income^^                                   2.14%           2.58%           2.75%           3.40%           2.97%
Portfolio turnover                                            53%             73%             98%             76%            112%
Net assets at end of period (000 Omitted)            $ 1,790,999     $ 1,036,038     $   684,964     $   351,870     $   256,128


----------

#   Per share data are based on average shares outstanding.
##  Ratios do not reflect reductions from fees paid indirectly.
^^ As required, effective January 1, 2001, the series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001, was to decrease net investment income per share by $0.01, increase net realized and unrealized gains and losses per share by $0.01, and decrease the ratio of net investment income to average net assets by 0.07%. Per share, ratios and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in presentation.

14.  UTILITIES SERIES--INITIAL CLASS


                                                                                  YEAR ENDED DECEMBER 31,
                                                     ---------------------------------------------------------------------------
                                                         2003            2002           2001             2000           1999
--------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout
  each period):
Net asset value -- beginning of period               $     12.03     $     15.94     $     23.57     $     24.16     $     19.82
                                                     -----------     -----------     -----------     -----------     -----------
Income from investment operations#^^ --
  Net investment income^                             $      0.29     $      0.31     $      0.39     $      0.94     $      0.38
  Net realized and unrealized gain (loss) on
     investments and foreign currency                       3.95           (3.88)          (5.53)           0.66            5.40
                                                     -----------     -----------     -----------     -----------     -----------
        Total from investment operations             $      4.24     $     (3.57)    $     (5.14)    $      1.60     $      5.78
                                                     -----------     -----------     -----------     -----------     -----------
Less distributions declared to shareholders --
  From net investment income                         $     (0.32)    $     (0.34)    $     (0.69)    $     (0.26)    $     (0.24)
  From net realized gain on investments and
     foreign currency transactions                            --              --           (1.76)          (1.93)          (1.20)
  In excess of net realized gain on investments
     and foreign currency transactions                        --              --           (0.04)             --              --
                                                     -----------     -----------     -----------     -----------     -----------
        Total distributions declared to
          shareholders                               $     (0.32)    $     (0.34)    $     (2.49)    $     (2.19)    $     (1.44)
                                                     -----------     -----------     -----------     -----------     -----------
Net asset value -- end of period                     $     15.95     $     12.03     $     15.94     $     23.57     $     24.16
                                                     -----------     -----------     -----------     -----------     -----------
Total return                                               35.89%         (22.76)%        (24.20)%          7.07%          30.81%
Ratios (to average net assets)/Supplemental
  data^:
  Expenses##                                                0.92%           0.94%           0.93%           0.90%           1.01%
  Net investment income^^                                   2.11%           2.38%           2.03%           3.95%           1.88%
Portfolio turnover                                           134%            102%            102%            111%            134%
Net assets at end of period (000 Omitted)            $   243,275     $   170,032     $   260,749     $   308,386     $   182,969



^ Subject to reimbursement by the series, the investment adviser contractually agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management fees. In consideration, the series pays the investment adviser a reimbursement fee not greater than 0.25% of average daily net assets for the period indicated. To the extent actual expenses were over/under this limitation, the net investment income per share and the ratios would have been:



    Net investment income                                     --              --              --              --     $      0.40
    Ratios (to average net assets):
        Expenses##                                            --              --              --              --            0.94%
        Net investment income                                 --              --              --              --            1.95%


----------

#   Per share data are based on average shares outstanding.
##  Ratios do not reflect reductions from fees paid indirectly.
^^ As required, effective January 1, 2001, the series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001, was to decrease net investment income per share by $0.01, increase net realized and unrealized gains and losses per share by $0.01, and decrease the ratio of net investment income to average net assets by 0.03%. Per share, ratios and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in presentation.

15.  VALUE SERIES--INITIAL CLASS


                                                                                 YEAR ENDED        PERIOD ENDED
                                                                             DECEMBER 31, 2003  DECEMBER 31, 2002*
------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                                          $       8.63       $      10.00
                                                                                ------------       ------------
Income from investment operations# --
  Net investment income^                                                        $       0.14       $       0.16
  Net realized and unrealized gain (loss) on investments and foreign currency           2.01              (1.53)
                                                                                ------------       ------------
        Total from investment operations                                        $       2.15       $      (1.37)
                                                                                ------------       ------------
Less distributions declared to shareholders from net investment income          $      (0.02)      $         --
Net asset value -- end of period                                                $      10.76       $       8.63
                                                                                ------------       ------------
Total return                                                                           24.96%            (13.70)%++
Ratios (to average net assets)/Supplemental data^:
  Expenses##                                                                            0.90%              0.90%+
  Net investment income                                                                 1.45%              1.89%+
Portfolio turnover                                                                        48%               102%
Net assets at end of period (000 Omitted)                                       $     36,981       $      5,497


----------

^ MFS has contractually agreed, subject to reimbursement, to bear a portion of the series' "Other Expenses", which are defined as the series' fiscal year and the series paying MFS an expense reimbursement fee not greater than 0.15% of average daily net assets for the Initial Class. To the extent that the expense reimbursement fee exceeds the series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. This agreement will terminate on the earlier of December 31, 2004 or such date as all expenses previously borne by MFS under the agreement have been paid by the series. To the extent actual expenses were over this limitation, the net investment income (loss) per share and the ratios would have been:



    Net investment income (loss)                                                $       0.11     $      (0.01)
    Ratios (to average net assets):
       Expenses##                                                                       1.18%            2.94%+
       Net investment income (loss)                                                     1.17%           (1.15)%+


----------
* For the period from the commencement of the series' investment operations, January 2, 2002, through December 31, 2002.
+   Annualized.
++  Not annualized.
#   Per share data are based on average shares outstanding.

##  Ratios do not reflect reductions from fees paid indirectly.

APPENDIX A                                                         BOND SERIES

-  INVESTMENT TECHNIQUES AND PRACTICES

   In pursuing its investment objective and investment policies, the Bond Series may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the series' investment objective. Investment techniques and practices which the series will use or currently anticipates using are denoted by a check (/X/) mark. However, the series may not use all of these techniques and practices. Investment techniques and practices which the series does not currently anticipate using but which the series reserves the freedom to use are denoted by a dash (--) mark. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

   INVESTMENT TECHNIQUES/PRACTICES

   SYMBOLS   /X/ SERIES USES, OR CURRENTLY   -- PERMITTED, BUT SERIES DOES NOT
                 ANTICIPATES USING              CURRENTLY ANTICIPATE USING

     DEBT SECURITIES

      ASSET-BACKED SECURITIES

       Collateralized Mortgage Obligations and Multiclass
        Pass-Through Securities                              /X/

       Corporate Asset-Backed Securities                     /X/

       Mortgage Pass-Through Securities                      /X/

       Stripped Mortgage-Backed Securities                   /X/

      Corporate Securities                                   /X/

      Loans and Other Direct Indebtedness                    /X/

      Lower Rated Bonds                                      /X/

      Municipal Bonds                                        /X/

      U.S. Government Securities                             /X/

      Variable and Floating Rate Obligations                 /X/

      Zero Coupon Bonds, Deferred Interest Bonds and PIK
       Bonds                                                 /X/

     Equity Securities                                       /X/

     FOREIGN SECURITIES EXPOSURE

      Brady Bonds                                            /X/

      Depositary Receipts                                    /X/

      Dollar-Denominated Foreign Debt Securities             /X/

      Emerging Markets                                       /X/

      Foreign Securities                                     /X/

     Forward Contracts                                       /X/

     Futures Contracts                                       /X/

     Indexed Securities/Structured Products                  /X/

     Inverse Floating Rate Obligations                        --

     INVESTMENT IN OTHER INVESTMENT COMPANIES

      Open-End                                               /X/

      Closed-End                                             /X/

     Lending of Portfolio Securities                         /X/

     LEVERAGING TRANSACTIONS

      Bank Borrowings                                         --

      Mortgage "Dollar-Roll" Transactions                    /X/

      Reverse Repurchase Agreements                           --

     OPTIONS

      Options on Foreign Currencies                          /X/

      Options on Futures Contracts                           /X/

      Options on Securities                                  /X/

      Options on Stock Indices                                --

      Reset Options                                           --

      "Yield Curve" Options                                  /X/

     Repurchase Agreements                                   /X/

     Short Sales                                             /X/

     Short Term Instruments                                  /X/

     Swaps and Related Derivative Instruments                /X/

     Temporary Borrowings                                    /X/

     Temporary Defensive Positions                           /X/

     "When-Issued" Securities                                /X/

APPENDIX A                                        CAPITAL OPPORTUNITIES SERIES

-  INVESTMENT TECHNIQUES AND PRACTICES

   In pursuing its investment objective and investment policies, the Capital Opportunities Series may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the series' investment objective. Investment techniques and practices which the series will use or currently anticipates using are denoted by a check (/X/) mark. However, the series may not use all of these techniques and practices. Investment techniques and practices which the series does not currently anticipate using but which the series reserves the freedom to use are denoted by a dash (--) mark. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

   INVESTMENT TECHNIQUES/PRACTICES

   SYMBOLS   /X/ SERIES USES, OR CURRENTLY   -- PERMITTED, BUT SERIES DOES NOT
                 ANTICIPATES USING              CURRENTLY ANTICIPATE USING

     DEBT SECURITIES

      ASSET-BACKED SECURITIES

       Collateralized Mortgage Obligations and Multiclass
        Pass-Through Securities                               --

       Corporate Asset-Backed Securities                      --

       Mortgage Pass-Through Securities                       --

       Stripped Mortgage-Backed Securities                    --

      Corporate Securities                                   /X/

      Loans and Other Direct Indebtedness                     --

      Lower Rated Bonds                                      /X/

      Municipal Bonds                                         --

      U.S. Government Securities                             /X/

      Variable and Floating Rate Obligations                 /X/

      Zero Coupon Bonds, Deferred Interest Bonds and PIK
       Bonds                                                 /X/

     Equity Securities                                       /X/

     FOREIGN SECURITIES EXPOSURE

      Brady Bonds                                            /X/

      Depositary Receipts                                    /X/

      Dollar-Denominated Foreign Debt Securities              --

      Emerging Markets                                       /X/

      Foreign Securities                                     /X/

     Forward Contracts                                       /X/

     Futures Contracts                                       /X/

     Indexed Securities/Structured Products                   --

     Inverse Floating Rate Obligations                        --

     INVESTMENT IN OTHER INVESTMENT COMPANIES

      Open-End Funds                                         /X/

      Closed-End Funds                                       /X/

     Lending of Portfolio Securities                         /X/

     LEVERAGING TRANSACTIONS

      Bank Borrowings                                         --

      Mortgage "Dollar-Roll" Transactions                    /X/

      Reverse Repurchase Agreements                           --

     OPTIONS

      Options on Foreign Currencies                          /X/

      Options on Futures Contracts                           /X/

      Options on Securities                                  /X/

      Options on Stock Indices                               /X/

      Reset Options                                           --

      "Yield Curve" Options                                   --

     Repurchase Agreements                                   /X/

     Short Sales                                             /X/

     Short Term Instruments                                  /X/

     Swaps and Related Derivative Instruments                 --

     Temporary Borrowings                                    /X/

     Temporary Defensive Positions                           /X/

     "When-Issued" Securities                                /X/

APPENDIX A                                             EMERGING GROWTH SERIES

-  INVESTMENT TECHNIQUES AND PRACTICES

   In pursuing its investment objective and investment policies, the Emerging Growth Series may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the series' investment objective. Investment techniques and practices which the series will use or currently anticipates using are denoted by a check (/X/) mark. However, the series may not use all of these techniques and practices. Investment techniques and practices which the series does not currently anticipate using but which the series reserves the freedom to use are denoted by a dash (--) mark. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

   INVESTMENT TECHNIQUES/PRACTICES

   SYMBOLS   /X/ SERIES USES, OR CURRENTLY   -- PERMITTED, BUT SERIES DOES NOT
                 ANTICIPATES USING              CURRENTLY ANTICIPATE USING

     DEBT SECURITIES

      ASSET-BACKED SECURITIES

       Collateralized Mortgage Obligations and Multiclass
        Pass-Through Securities                               --

       Corporate Asset-Backed Securities                      --

       Mortgage Pass-Through Securities                       --

       Stripped Mortgage-Backed Securities                    --

      Corporate Securities                                   /X/

      Loans and Other Direct Indebtedness                     --

      Lower Rated Bonds                                      /X/

      Municipal Bonds                                         --

      U.S. Government Securities                             /X/

      Variable and Floating Rate Obligations                 /X/

      Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds

     Equity Securities                                       /X/

     FOREIGN SECURITIES EXPOSURE

      Brady Bonds                                             --

      Depositary Receipts                                    /X/

      Dollar-Denominated Foreign Debt Securities              --

      Emerging Markets                                       /X/

      Foreign Securities                                     /X/

     Forward Contracts                                       /X/

     Futures Contracts                                       /X/

     Indexed Securities/Structured Products                   --

     Inverse Floating Rate Obligations                        --

     INVESTMENT IN OTHER INVESTMENT COMPANIES

      Open-End Funds                                         /X/

      Closed-End Funds                                       /X/

     Lending of Portfolio Securities                         /X/

     LEVERAGING TRANSACTIONS

      Bank Borrowings                                         --

      Mortgage "Dollar-Roll" Transactions                    /X/

      Reverse Repurchase Agreements                           --

     OPTIONS

      Options on Foreign Currencies                          /X/

      Options on Futures Contracts                           /X/

      Options on Securities                                  /X/

      Options on Stock Indices                               /X/

      Reset Options                                           --

      "Yield Curve" Options                                   --

     Repurchase Agreements                                   /X/

     Short Sales                                             /X/

     Short Term Instruments                                  /X/

     Swaps and Related Derivative Instruments                 --

     Temporary Borrowings                                    /X/

     Temporary Defensive Positions                           /X/

     "When-Issued" Securities                                /X/

APPENDIX A                                               GLOBAL EQUITY SERIES

-  INVESTMENT TECHNIQUES AND PRACTICES

   In pursuing its investment objective and investment policies, the Global Equity Series may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the series' investment objective. Investment techniques and practices which the series will use or currently anticipates using are denoted by a check (/X/) mark. However, the series may not use all of these techniques and practices. Investment techniques and practices which the series does not currently anticipate using but which the series reserves the freedom to use are denoted by a dash (--) mark. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

   INVESTMENT TECHNIQUES/PRACTICES

   SYMBOLS   /X/ SERIES USES, OR CURRENTLY   -- PERMITTED, BUT SERIES DOES NOT
                 ANTICIPATES USING              CURRENTLY ANTICIPATE USING

     DEBT SECURITIES

      ASSET-BACKED SECURITIES

       Collateralized Mortgage Obligations and Multiclass
        Pass-Through Securities                               --

       Corporate Asset-Backed Securities                      --

       Mortgage Pass-Through Securities                       --

       Stripped Mortgage-Backed Securities                    --

      Corporate Securities                                    --

      Loans and Other Direct Indebtedness                     --

      Lower Rated Bonds                                       --

      Municipal Bonds                                         --

      U.S. Government Securities                             /X/

      Variable and Floating Rate Obligations                  --

      Zero Coupon Bonds, Deferred Interest Bonds
       and PIK Bonds                                          --

      Equity Securities                                      /X/

      FOREIGN SECURITIES EXPOSURE

       Brady Bonds                                            --

       Depositary Receipts                                   /X/

       Dollar-Denominated Foreign Debt Securities             --

       Emerging Markets                                      /X/

       Foreign Securities                                    /X/

     Forward Contracts                                       /X/

     Futures Contracts                                       /X/

     Indexed Securities/Structured Products                   --

     Inverse Floating Rate Obligations                        --

     INVESTMENT IN OTHER INVESTMENT COMPANIES

      Open-End Funds                                         /X/

      Closed-End Funds                                       /X/

     Lending of Portfolio Securities                         /X/

     LEVERAGING TRANSACTIONS

      Bank Borrowings                                         --

      Mortgage "Dollar-Roll" Transactions                    /X/

      Reverse Repurchase Agreements                           --

     OPTIONS

      Options on Foreign Currencies                          /X/

      Options on Futures Contracts                           /X/

      Options on Securities                                  /X/

      Options on Stock Indices                               /X/

      Reset Options                                           --

      "Yield Curve" Options                                   --

     Repurchase Agreements                                   /X/

     Short Sales                                             /X/

     Short Term Instruments                                  /X/

     Swaps and Related Derivative Instruments                 --

     Temporary Borrowings                                    /X/

     Temporary Defensive Positions                           /X/

     "When-Issued" Securities                                /X/

APPENDIX A                                                HIGH INCOME SERIES

-  INVESTMENT TECHNIQUES AND PRACTICES

   In pursuing its investment objective and investment policies, the High Income Series may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the series' investment objective. Investment techniques and practices which the series will use or currently anticipates using are denoted by a check (/X/) mark. However, the series may not use all of these techniques and practices. Investment techniques and practices which the series does not currently anticipate using but which the series reserves the freedom to use are denoted by a dash (--) mark. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

   INVESTMENT TECHNIQUES/PRACTICES

   SYMBOLS   /X/ SERIES USES, OR CURRENTLY   -- PERMITTED, BUT SERIES DOES NOT
                 ANTICIPATES USING              CURRENTLY ANTICIPATE USING

     DEBT SECURITIES

      ASSET-BACKED SECURITIES

       Collateralized Mortgage Obligations and Multiclass
        Pass-Through Securities                              /X/

       Corporate Asset-Backed Securities                     /X/

       Mortgage Pass-Through Securities                      /X/

       Stripped Mortgage-Backed Securities                    --

      Corporate Securities                                   /X/

      Loans and Other Direct Indebtedness                    /X/

      Lower Rated Bonds                                      /X/

      Municipal Bonds                                         --

      U.S. Government Securities                             /X/

      Variable and Floating Rate Obligations                 /X/

      Zero Coupon Bonds, Deferred Interest Bonds
       and PIK Bonds                                         /X/

     Equity Securities                                       /X/

     FOREIGN SECURITIES EXPOSURE

      Brady Bonds                                            /X/

      Depositary Receipts                                     --

      Dollar-Denominated Foreign Debt Securities             /X/

      Emerging Markets                                       /X/

      Foreign Securities                                     /X/

     Forward Contracts                                       /X/

     Futures Contracts                                       /X/

     Indexed Securities/Structured Products                  /X/

     Inverse Floating Rate Obligations                        --

     INVESTMENT IN OTHER INVESTMENT COMPANIES

      Open-End Funds                                         /X/

      Closed-End Funds                                       /X/

     Lending of Portfolio Securities                         /X/

     LEVERAGING TRANSACTIONS

      Bank Borrowings                                         --

      Mortgage "Dollar-Roll" Transactions                    /X/

      Reverse Repurchase Agreements                           --

     OPTIONS

      Options on Foreign Currencies                           --

      Options on Futures Contracts                            --

      Options on Securities                                  /X/

      Options on Stock Indices                               /X/

      Reset Options                                           --

      "Yield Curve" Options                                   --

     Repurchase Agreements                                   /X/

     Short Sales                                             /X/

     Short Term Instruments                                  /X/

     Swaps and Related Derivative Instruments                /X/

     Temporary Borrowings                                    /X/

     Temporary Defensive Positions                           /X/

     "When-Issued" Securities                                /X/

APPENDIX A                                      INVESTORS GROWTH STOCK SERIES

-  INVESTMENT TECHNIQUES AND PRACTICES

   In pursuing its investment objective and investment policies, the Investors Growth Stock Series may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the series' investment objective. Investment techniques and practices which the series will use or currently anticipates using are denoted by a check (/X/) mark. However, the series may not use all of these techniques and practices. Investment techniques and practices which the series does not currently anticipate using but which the series reserves the freedom to use are denoted by a dash (--) mark. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

   INVESTMENT TECHNIQUES/PRACTICES

   SYMBOLS   /X/ SERIES USES, OR CURRENTLY   -- PERMITTED, BUT SERIES DOES NOT
                 ANTICIPATES USING              CURRENTLY ANTICIPATE USING


     DEBT SECURITIES

      ASSET-BACKED SECURITIES

       Collateralized Mortgage Obligations and Multiclass
        Pass-Through Securities                               --

       Corporate Asset-Backed Securities                      --

       Mortgage Pass-Through Securities                       --

       Stripped Mortgage-Backed Securities                    --

      Corporate Securities                                    --

      Loans and Other Direct Indebtedness                     --

      Lower Rated Bonds                                       --

      Municipal Bonds                                         --

      U.S. Government Securities                             /X/

      Variable and Floating Rate Obligations                 /X/

      Zero Coupon Bonds, Deferred Interest Bonds
       and PIK Bonds                                          --

     Equity Securities                                       /X/

     FOREIGN SECURITIES EXPOSURE

      Brady Bonds                                             --

      Depositary Receipts                                    /X/

      Dollar-Denominated Foreign Debt Securities              --

      Emerging Markets                                       /X/

      Foreign Securities                                     /X/

     Forward Contracts                                       /X/

     Futures Contracts                                       /X/

     Indexed Securities/Structured Products                   --

     Inverse Floating Rate Obligations                        --

     INVESTMENT IN OTHER INVESTMENT COMPANIES

      Open-End Funds                                         /X/

      Closed-End Funds                                       /X/

     Lending of Portfolio Securities                         /X/

     LEVERAGING TRANSACTIONS

      Bank Borrowings                                         --

      Mortgage "Dollar-Roll" Transactions                    /X/

      Reverse Repurchase Agreements                           --

     OPTIONS

      Options on Foreign Currencies                          /X/

      Options on Futures Contracts                           /X/

      Options on Securities                                  /X/

      Options on Stock Indices                               /X/

      Reset Options                                           --

      "Yield Curve" Options                                   --

     Repurchase Agreements                                   /X/

     Short Sales                                             /X/

     Short Term Instruments                                  /X/

     Swaps and Related Derivative Instruments                 --

     Temporary Borrowing                                     /X/

     Temporary Defensive Positions                           /X/

     "When-Issued" Securities                                /X/

APPENDIX A                                             INVESTORS TRUST SERIES

-  INVESTMENT TECHNIQUES AND PRACTICES

   In pursuing its investment objective and investment policies, the Investors Trust Series may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the series' investment objective. Investment techniques and practices which the series will use or currently anticipates using are denoted by a check (/X/) mark. However, the series may not use all of these techniques and practices. Investment techniques and practices which the series does not currently anticipate using but which the series reserves the freedom to use are denoted by a dash (--) mark. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

   INVESTMENT TECHNIQUES/PRACTICES

   SYMBOLS   /X/ SERIES USES, OR CURRENTLY   -- PERMITTED, BUT SERIES DOES NOT
                 ANTICIPATES USING              CURRENTLY ANTICIPATE USING

     DEBT SECURITIES

      ASSET-BACKED SECURITIES

       Collateralized Mortgage Obligations and Multiclass
        Pass-Through Securities                               --

       Corporate Asset-Backed Securities                      --

       Mortgage Pass-Through Securities                       --

       Stripped Mortgage-Backed Securities                    --

      Corporate Securities                                   /X/

      Loans and Other Direct Indebtedness                     --

      Lower Rated Bonds                                       --

      Municipal Bonds                                         --

      U.S. Government Securities                             /X/

      Variable and Floating Rate Obligations                 /X/

      Zero Coupon Bonds, Deferred Interest Bonds
       and PIK Bonds                                         /X/

     Equity Securities                                       /X/

     FOREIGN SECURITIES EXPOSURE

      Brady Bonds                                             --

      Depositary Receipts                                    /X/

      Dollar-Denominated Foreign Debt Securities              --

      Emerging Markets                                       /X/

      Foreign Securities                                     /X/

     Forward Contracts                                       /X/

     Futures Contracts                                       /X/

     Indexed Securities/Structured Products                   --

     Inverse Floating Rate Obligations                        --

     INVESTMENT IN OTHER INVESTMENT COMPANIES

      Open-End                                               /X/

      Closed-End                                             /X/

     Lending of Portfolio Securities                         /X/

     LEVERAGING TRANSACTIONS

      Bank Borrowings                                         --

      Mortgage "Dollar-Roll" Transactions                    /X/

      Reverse Repurchase Agreements                           --

     OPTIONS

      Options on Foreign Currencies                           --

      Options on Futures Contracts                            --

      Options on Securities                                   --

      Options on Stock Indices                                --

      Reset Options                                           --

      "Yield Curve" Options                                   --

     Repurchase Agreements                                   /X/

     Short Sales                                             /X/

     Short Term Instruments                                  /X/

     Swaps and Related Derivative Instruments                 --

     Temporary Borrowings                                    /X/

     Temporary Defensive Positions                           /X/

     "When-Issued" Securities                                /X/

APPENDIX A                                              MID CAP GROWTH SERIES

-  INVESTMENT TECHNIQUES AND PRACTICES

   In pursuing its investment objective and investment policies, the Mid Cap Growth Series may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the series' investment objective. Investment techniques and practices which the series will use or currently anticipates using are denoted by a check (/X/) mark. However, the series may not use all of these techniques and practices. Investment techniques and practices which the series does not currently anticipate using but which the series reserves the freedom to use are denoted by a dash (--) mark. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

   INVESTMENT TECHNIQUES/PRACTICES

   SYMBOLS   /X/ SERIES USES, OR CURRENTLY   -- PERMITTED, BUT SERIES DOES NOT
                 ANTICIPATES USING              CURRENTLY ANTICIPATE USING

     DEBT SECURITIES

      ASSET-BACKED SECURITIES

       Collateralized Mortgage Obligations and Multiclass
        Pass-Through Securities                               --

       Corporate Asset-Backed Securities                      --

       Mortgage Pass-Through Securities                       --

       Stripped Mortgage-Backed Securities                    --

      Corporate Securities                                   /X/

      Loans and Other Direct Indebtedness                     --

      Lower Rated Bonds                                      /X/

      Municipal Bonds                                         --

      U.S. Government Securities                             /X/

      Variable and Floating Rate Obligations                 /X/

      Zero Coupon Bonds, Deferred Interest Bonds
       and PIK Bonds                                         /X/

     Equity Securities                                       /X/

     FOREIGN SECURITIES EXPOSURE

      Brady Bonds                                             --

      Depositary Receipts                                    /X/

      Dollar-Denominated Foreign Debt Securities              --

      Emerging Markets                                       /X/

      Foreign Securities                                     /X/

     Forward Contracts                                       /X/

     Futures Contracts                                       /X/

     Indexed Securities/Structured Products                   --

     Inverse Floating Rate Obligations                        --

     INVESTMENT IN OTHER INVESTMENT COMPANIES

      Open-End                                               /X/

      Closed-End                                             /X/

     Lending of Portfolio Securities                         /X/

     LEVERAGING TRANSACTIONS

      Bank Borrowings                                         --

      Mortgage "Dollar-Roll" Transactions                     --

      Reverse Repurchase Agreements                           --

     OPTIONS

      Options on Foreign Currencies                          /X/

      Options on Futures Contracts                           /X/

      Options on Securities                                  /X/

      Options on Stock Indices                               /X/

      Reset Options                                           --

      "Yield Curve" Options                                   --

     Repurchase Agreements                                   /X/

     Short Sales                                             /X/

     Short Term Instruments                                  /X/

     Swaps and Related Derivative Instruments                 --

     Temporary Borrowings                                    /X/

     Temporary Defensive Positions                           /X/

     "When-Issued" Securities                                /X/

APPENDIX A                                               MONEY MARKET SERIES

-  INVESTMENT TECHNIQUES AND PRACTICES

   In pursuing its investment objective and investment policies, the Money Market Series may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the series' investment objective and the rules governing money market funds. Investment techniques and practices which the series will use or currently anticipates using are denoted by a check (/X/) mark. However, the series may not use all of these techniques and practices. Investment techniques and practices which the series does not currently anticipate using but which the series reserves the freedom to use are denoted by a dash (--) mark. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

   INVESTMENT TECHNIQUES/PRACTICES

   SYMBOLS   /X/ SERIES USES, OR CURRENTLY   -- PERMITTED, BUT SERIES DOES NOT
                 ANTICIPATES USING              CURRENTLY ANTICIPATE USING


     DEBT SECURITIES

      ASSET-BACKED SECURITIES

       Collateralized Mortgage Obligations and Multiclass
        Pass-Through Securities                               --

       Corporate Asset-Backed Securities                     /X/

       Mortgage Pass-Through Securities                       --

       Stripped Mortgage-Backed Securities                    --

      Corporate Securities                                   /X/

      Loans and Other Direct Indebtedness                     --

      Lower Rated Bonds                                       --

      Municipal Bonds                                        /X/

      U.S. Government Securities                             /X/

      Variable and Floating Rate Obligations                 /X/

      Zero Coupon Bonds, Deferred Interest Bonds
       and PIK Bonds                                         /X/

     Equity Securities                                        --

     FOREIGN SECURITIES EXPOSURE

      Brady Bonds                                             --

      Depositary Receipts                                     --

      Dollar-Denominated Foreign Debt Securities             /X/

      Emerging Markets                                        --

      Foreign Securities                                      --

     Forward Contracts                                        --

     Futures Contracts                                        --

     Indexed Securities/Structured Products                   --

     Inverse Floating Rate Obligations                        --

     INVESTMENT IN OTHER INVESTMENT COMPANIES

      Open-End Funds                                         /X/

      Closed-End Funds                                       /X/

     Lending of Portfolio Securities                         /X/

     LEVERAGING TRANSACTIONS

      Bank Borrowings                                         --

      Mortgage "Dollar-Roll" Transactions                    /X/

      Reverse Repurchase Agreements                           --

     OPTIONS

      Options on Foreign Currencies                           --

      Options on Futures Contracts                            --

      Options on Securities                                   --

      Options on Stock Indices                                --

      Reset Options                                           --

      "Yield Curve" Options                                   --

     Repurchase Agreements                                   /X/

     Short Sales                                              --

     Short Term Instruments                                  /X/

     Swaps and Related Derivative Instruments                 --

     Temporary Borrowings                                    /X/

     Temporary Defensive Positions                           /X/

     "When-Issued" Securities                                 --

APPENDIX A                                              NEW DISCOVERY SERIES

-  INVESTMENT TECHNIQUES AND PRACTICES

   In pursuing its investment objective and investment policies, the New Discovery Series may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the series' investment objective. Investment techniques and practices which the series will use or currently anticipates using are denoted by a check (/X/) mark. However, the series may not use all of these techniques and practices. Investment techniques and practices which the series does not currently anticipate using but which the series reserves the freedom to use are denoted by a dash (--) mark. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

   INVESTMENT TECHNIQUES/PRACTICES

   SYMBOLS   /X/ SERIES USES, OR CURRENTLY   -- PERMITTED, BUT SERIES DOES NOT
                 ANTICIPATES USING              CURRENTLY ANTICIPATE USING

     DEBT SECURITIES

      ASSET-BACKED SECURITIES

       Collateralized Mortgage Obligations and Multiclass
        Pass-Through Securities                               --

       Corporate Asset-Backed Securities                      --

       Mortgage Pass-Through Securities                       --

       Stripped Mortgage-Backed Securities                    --

       Corporate Securities                                  /X/

       Loans and Other Direct Indebtedness                    --

       Lower Rated Bonds                                     /X/

       Municipal Bonds                                        --

       U.S. Government Securities                            /X/

       Variable and Floating Rate Obligations                /X/

       Zero Coupon Bonds, Deferred Interest Bonds
        and PIK Bonds                                        /X/

     Equity Securities                                       /X/

     FOREIGN SECURITIES EXPOSURE

      Brady Bonds                                             --

      Depositary Receipts                                    /X/

      Dollar-Denominated Foreign Debt Securities             /X/

      Emerging Markets                                       /X/

      Foreign Securities                                     /X/

     Forward Contracts                                       /X/

     Futures Contracts                                       /X/

     Indexed Securities/Structured Products                  /X/

     Inverse Floating Rate Obligations                        --

     INVESTMENT IN OTHER INVESTMENT COMPANIES

      Open-End                                               /X/

      Closed-End                                             /X/

     Lending of Portfolio Securities                         /X/

     LEVERAGING TRANSACTIONS

      Bank Borrowings                                         --

      Mortgage "Dollar-Roll" Transactions                    /X/

      Reverse Repurchase Agreements                           --

     OPTIONS

      Options on Foreign Currencies                          /X/

      Options on Futures Contracts                           /X/

      Options on Securities                                  /X/

      Options on Stock Indices                               /X/

      Reset Options                                          /X/

      "Yield Curve" Options                                  /X/

     Repurchase Agreements                                   /X/

     Short Sales                                             /X/

     Short Term Instruments                                  /X/

     Swaps and Related Derivative Instruments                /X/

     Temporary Borrowings                                    /X/

     Temporary Defensive Positions                           /X/

     "When-Issued" Securities                                /X/

APPENDIX A                                                   RESEARCH SERIES

-  INVESTMENT TECHNIQUES AND PRACTICES

   In pursuing its investment objective and investment policies, the Research Series may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the series' investment objective. Investment techniques and practices which the series will use or currently anticipates using are denoted by a check (/X/) mark. However, the series may not use all of these techniques and practices. Investment techniques and practices which the series does not currently anticipate using but which the series reserves the freedom to use are denoted by a dash (--) mark. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

   INVESTMENT TECHNIQUES/PRACTICES

   SYMBOLS   /X/ SERIES USES, OR CURRENTLY   -- PERMITTED, BUT SERIES DOES NOT
                 ANTICIPATES USING              CURRENTLY ANTICIPATE USING

     DEBT SECURITIES

      ASSET-BACKED SECURITIES

       Collateralized Mortgage Obligations and Multiclass
        Pass-Through Securities                               --

       Corporate Asset-Backed Securities                      --

       Mortgage Pass-Through Securities                       --

       Stripped Mortgage-Backed Securities                    --

      Corporate Securities                                   /X/

      Loans and Other Direct Indebtedness                     --

      Lower Rated Bonds                                      /X/

      Municipal Bonds                                         --

      U.S. Government Securities                             /X/

      Variable and Floating Rate Obligations                 /X/

      Zero Coupon Bonds, Deferred Interest Bonds
       and PIK Bonds                                          --

     Equity Securities                                       /X/

     FOREIGN SECURITIES EXPOSURE

      Brady Bonds                                             --

      Depositary Receipts                                    /X/

      Dollar-Denominated Foreign Debt Securities             /X/

      Emerging Markets                                       /X/

      Foreign Securities                                     /X/

     Forward Contracts                                       /X/

     Futures Contracts                                       /X/

     Indexed Securities/Structured Products                  /X/

     Inverse Floating Rate Obligations                        --

     INVESTMENT IN OTHER INVESTMENT COMPANIES

      Open-End Funds                                         /X/

      Closed-End Funds                                       /X/

     Lending of Portfolio Securities                         /X/

     LEVERAGING TRANSACTIONS

      Bank Borrowings                                         --

      Mortgage "Dollar-Roll" Transactions                    /X/

      Reverse Repurchase Agreements                           --

     OPTIONS

      Options on Foreign Currencies                          /X/

      Options on Futures Contracts                           /X/

      Options on Securities                                  /X/

      Options on Stock Indices                               /X/

      Reset Options                                           --

      "Yield Curve" Options                                   --

     Repurchase Agreements                                   /X/

     Short Sales                                             /X/

     Short Term Instruments                                  /X/

     Swaps and Related Derivative Instruments                 --

     Temporary Borrowings                                    /X/

     Temporary Defensive Positions                           /X/

     "When-Issued" Securities                                /X/

APPENDIX A                                            STRATEGIC INCOME SERIES

-  INVESTMENT TECHNIQUES AND PRACTICES

   In pursuing its investment objective and investment policies, the Strategic Income Series may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the series' investment objective. Investment techniques and practices which the series will use or currently anticipates using are denoted by a check (/X/) mark. However, the series may not use all of these techniques and practices. Investment techniques and practices which the series does not currently anticipate using but which the series reserves the freedom to use are denoted by a dash (--) mark. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

   INVESTMENT TECHNIQUES/PRACTICES

   SYMBOLS   /X/ SERIES USES, OR CURRENTLY   -- PERMITTED, BUT SERIES DOES NOT
                 ANTICIPATES USING              CURRENTLY ANTICIPATE USING

     DEBT SECURITIES

      ASSET-BACKED SECURITIES

       Collateralized Mortgage Obligations and Multiclass
        Pass-Through Securities                              /X/

       Corporate Asset-Backed Securities                     /X/

       Mortgage Pass-Through Securities                      /X/

       Stripped Mortgage-Backed Securities                   /X/

      Corporate Securities                                   /X/

      Loans and Other Direct Indebtedness                    /X/

      Lower Rated Bonds                                      /X/

      Municipal Bonds                                        /X/

      U.S. Government Securities                             /X/

      Variable and Floating Rate Obligations                 /X/

      Zero Coupon Bonds, Deferred Interest Bonds
       and PIK Bonds                                         /X/

     Equity Securities                                       /X/

     FOREIGN SECURITIES EXPOSURE

      Brady Bonds                                            /X/

      Depositary Receipts                                    /X/

      Dollar-Denominated Foreign Debt Securities             /X/

      Emerging Markets                                       /X/

      Foreign Securities                                     /X/

     Forward Contracts                                       /X/

     Futures Contracts                                       /X/

     Indexed Securities/Structured Products                  /X/

     Inverse Floating Rate Obligations                       /X/

     INVESTMENT IN OTHER INVESTMENT COMPANIES

      Open-End Funds                                         /X/

      Closed-End Funds                                       /X/

     Lending of Portfolio Securities                         /X/

     LEVERAGING TRANSACTIONS

      Bank Borrowings                                         --

      Mortgage "Dollar-Roll" Transactions                    /X/

      Reverse Repurchase Agreements                           --

     OPTIONS

      Options on Foreign Currencies                          /X/

      Options on Futures Contracts                           /X/

      Options on Securities                                  /X/

      Options on Stock Indices                               /X/

      Reset Options                                          /X/

      "Yield Curve" Options                                  /X/

     Repurchase Agreements                                   /X/

     Short Sales                                             /X/

     Short Term Instruments                                  /X/

     Swaps and Related Derivative Instruments                /X/

     Temporary Borrowings                                    /X/

     Temporary Defensive Positions                           /X/

     "When-Issued" Securities                                /X/

APPENDIX A                                                TOTAL RETURN SERIES

-  INVESTMENT TECHNIQUES AND PRACTICES

   In pursuing its investment objective and investment policies, the Total Return Series may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the series' investment objective. Investment techniques and practices which the series will use or currently anticipates using are denoted by a check (/X/) mark. However, the series may not use all of these techniques and practices. Investment techniques and practices which the series does not currently anticipate using but which the series reserves the freedom to use are denoted by a dash (--) mark. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

   INVESTMENT TECHNIQUES/PRACTICES

   SYMBOLS   /X/ SERIES USES, OR CURRENTLY   -- PERMITTED, BUT SERIES DOES NOT
                 ANTICIPATES USING              CURRENTLY ANTICIPATE USING

     DEBT SECURITIES

      ASSET-BACKED SECURITIES

       Collateralized Mortgage Obligations and Multiclass
        Pass-Through Securities                              /X/

       Corporate Asset-Backed Securities                     /X/

       Mortgage Pass-Through Securities                      /X/

       Stripped Mortgage-Backed Securities                   /X/

      Corporate Securities                                   /X/

      Loans and Other Direct Indebtedness                    /X/

      Lower Rated Bonds                                      /X/

      Municipal Bonds                                        /X/

      U.S. Government Securities                             /X/

      Variable and Floating Rate Obligations                 /X/

      Zero Coupon Bonds, Deferred Interest Bonds
       and PIK Bonds                                         /X/

     Equity Securities                                       /X/

     FOREIGN SECURITIES EXPOSURE

      Brady Bonds                                            /X/

      Depositary Receipts                                    /X/

      Dollar-Denominated Foreign Debt Securities             /X/

      Emerging Markets                                       /X/

      Foreign Securities                                     /X/

     Forward Contracts                                       /X/

     Futures Contracts                                       /X/

     Indexed Securities/Structured Products                  /X/

     Inverse Floating Rate Obligations                       /X/

     INVESTMENT IN OTHER INVESTMENT COMPANIES

      Open-End Funds                                         /X/

      Closed-End Funds                                       /X/

     Lending of Portfolio Securities                         /X/

     LEVERAGING TRANSACTIONS

      Bank Borrowings                                         --

      Mortgage "Dollar-Roll" Transactions                    /X/

      Reverse Repurchase Agreements                           --

     OPTIONS

      Options on Foreign Currencies                          /X/

      Options on Futures Contracts                           /X/

      Options on Securities                                  /X/

      Options on Stock Indices                               /X/

      Reset Options                                          /X/

      "Yield Curve" Options                                  /X/

     Repurchase Agreements                                   /X/

     Short Sales                                             /X/

     Short Term Instruments                                  /X/

     Swaps and Related Derivative Instruments                /X/

     Temporary Borrowings                                    /X/

     Temporary Defensive Positions                           /X/

     "When-Issued" Securities                                /X/

APPENDIX A                                                  UTILITIES SERIES

-  INVESTMENT TECHNIQUES AND PRACTICES

   In pursuing its investment objective and investment policies, the Utilities Series may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the series' investment objective. Investment techniques and practices which the series will use or currently anticipates using are denoted by a check (/X/) mark. However, the series may not use all of these techniques and practices. Investment techniques and practices which the series does not currently anticipate using but which the series reserves the freedom to use are denoted by a dash (--) mark. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

   INVESTMENT TECHNIQUES/PRACTICES

   SYMBOLS   /X/ SERIES USES, OR CURRENTLY   -- PERMITTED, BUT SERIES DOES NOT
                 ANTICIPATES USING              CURRENTLY ANTICIPATE USING

     DEBT SECURITIES

      ASSET-BACKED SECURITIES                                /X/

       Collateralized Mortgage Obligations and Multiclass
        Pass-Through Securities                              /X/

       Corporate Asset-Backed Securities                     /X/

       Mortgage Pass-Through Securities                      /X/

       Stripped Mortgage-Backed Securities                    --

      Corporate Securities                                   /X/

      Loans and Other Direct Indebtedness                    /X/

      Lower Rated Bonds                                      /X/

      Municipal Bonds                                        /X/

      U.S. Government Securities                             /X/

      Variable and Floating Rate Obligations                 /X/

      Zero Coupon Bonds, Deferred Interest Bonds
       and PIK Bonds                                         /X/

     Equity Securities                                       /X/

     FOREIGN SECURITIES EXPOSURE

      Brady Bonds                                            /X/

      Depositary Receipts                                    /X/

      Dollar-Denominated Foreign Debt Securities             /X/

      Emerging Markets                                       /X/

      Foreign Securities                                     /X/

     Forward Contracts                                       /X/

     Futures Contracts                                       /X/

     Indexed Securities/Structured Products                  /X/

     Inverse Floating Rate Obligations                        --

     INVESTMENT IN OTHER INVESTMENT COMPANIES

      Open-End                                               /X/

      Closed-End                                             /X/

     Lending of Portfolio Securities                         /X/

     LEVERAGING TRANSACTIONS

      Bank Borrowings                                         --

      Mortgage "Dollar-Roll" Transactions                    /X/

      Reverse Repurchase Agreements                           --

     OPTIONS

      Options on Foreign Currencies                          /X/

      Options on Futures Contracts                           /X/

      Options on Securities                                  /X/

      Options on Stock Indices                               /X/

      Reset Options                                           --

      "Yield Curve" Options                                   --

     Repurchase Agreements                                   /X/

     Short Sales                                             /X/

     Short Term Instruments                                  /X/

     Swaps and Related Derivative Instruments                 --

     Temporary Borrowings                                    /X/

     Temporary Defensive Positions                           /X/

     "When-Issued" Securities                                /X/

APPENDIX A                                                      VALUE SERIES

-  INVESTMENT TECHNIQUES AND PRACTICES

   In pursuing its investment objective and investment policies, the Value Series may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the series' investment objective. Investment techniques and practices which the series will use or currently anticipates using are denoted by a check (/X/) mark. However, the series may not use all of these techniques and practices. Investment techniques and practices which the series does not currently anticipate using but which the series reserves the freedom to use are denoted by a dash (--) mark. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

   INVESTMENT TECHNIQUES/PRACTICES

   SYMBOLS   /X/ SERIES USES, OR CURRENTLY   -- PERMITTED, BUT SERIES DOES NOT
                 ANTICIPATES USING              CURRENTLY ANTICIPATE USING

     DEBT SECURITIES

      Asset-Backed Securities                                /X/

       Collateralized Mortgage Obligations and Multiclass
        Pass-Through Securities                              /X/

       Corporate Asset-Backed Securities                     /X/

       Mortgage Pass-Through Securities                      /X/

       Stripped Mortgage-Backed Securities                   /X/

      Corporate Securities                                   /X/

      Loans and Other Direct Indebtedness                    /X/

      Lower Rated Bonds                                      /X/

      Municipal Bonds                                        /X/

      U.S. Government Securities                             /X/

      Variable and Floating Rate Obligations                 /X/

      Zero Coupon Bonds, Deferred Interest Bonds
       and PIK Bonds                                         /X/

     Equity Securities                                       /X/

     FOREIGN SECURITIES EXPOSURE

      Brady Bonds                                            /X/

      Depositary Receipts                                    /X/

      Dollar-Denominated Foreign Debt Securities             /X/

      Emerging Markets                                       /X/

      Foreign Securities                                     /X/

     Forward Contracts                                       /X/

     Futures Contracts                                       /X/

     Indexed Securities/Structured Products                  /X/

     Inverse Floating Rate Obligations                        --

     INVESTMENT IN OTHER INVESTMENT COMPANIES

      Open-End                                               /X/

      Closed-End                                             /X/

     Lending of Portfolio Securities                         /X/

     LEVERAGING TRANSACTIONS

      Bank Borrowings                                         --

      Mortgage "Dollar-Roll" Transactions                    /X/

      Reverse Repurchase Agreements                           --

     OPTIONS

      Options on Foreign Currencies                          /X/

      Options on Futures Contracts                           /X/

      Options on Securities                                  /X/

      Options on Stock Indices                               /X/

      Reset Options                                          /X/

      "Yield Curve" Options                                  /X/

     Repurchase Agreements                                   /X/

     Short Sales                                             /X/

     Short Term Instruments                                  /X/

     Swaps and Related Derivative Instruments                /X/

     Temporary Borrowings                                    /X/

     Temporary Defensive Positions                           /X/

     "When-Issued" Securities                                /X/

MFS(R) VARIABLE INSURANCE TRUST(SM)

If you want more information about the trust and its series, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS. These reports contain information about the series' actual investments. Annual reports discuss the effect of recent market conditions and the series' investment strategy on the series' performance during their last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION (SAI). The SAI, dated May 1, 2004, provides more detailed information about the trust and its series and is incorporated into this prospectus by reference.


YOU CAN GET FREE COPIES OF THE ANNUAL/SEMIANNUAL REPORTS, THE SAI AND OTHER INFORMATION ABOUT THE TRUST AND ITS SERIES, AND MAKE INQUIRIES ABOUT THE TRUST AND ITS SERIES, BY CONTACTING:

      MFS Service Center, Inc.
      2 Avenue de Lafayette
      Boston, MA 02111-1738
      Telephone: 1-800-343-2829, EXT. 3500
      Internet: http://www.mfs.com

Information about the trust and its series (including its prospectus, SAI and shareholder reports) can be reviewed and copied at the:

      Public Reference Room
      Securities and Exchange Commission
      Washington, D.C., 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 202-942-8090. Reports and other information about the trust and its series are available on the EDGAR Databases on the Commission's Internet website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section at the above address.

      The trust's Investment Company Act file number is 811-8326


                                                   MSG 11/98 224M 90/290/390/890

[MFS(R) INVESTMENT MANAGEMENT LOGO]

MFS(R) VARIABLE INSURANCE TRUST(SM)                                   PROSPECTUS


MAY 1, 2004                                                        SERVICE CLASS

This Prospectus describes the 14 series of the MFS Variable Insurance Trust (referred to as the trust), each of which offers Service Class shares.

 1. MFS BOND SERIES seeks mainly to provide as high a level of current income as is believed consistent with prudent risk and secondarily to protect shareholders' capital (referred to as the Bond Series).

 2. MFS CAPITAL OPPORTUNITIES SERIES seeks capital appreciation (referred to as the Capital Opportunities Series).
 3. MFS EMERGING GROWTH SERIES seeks to provide long-term growth of capital (referred to as the Emerging Growth Series).
 4. MFS GLOBAL EQUITY SERIES seeks capital appreciation (referred to as the Global Equity Series).
 5. MFS HIGH INCOME SERIES seeks high current income by investing primarily in a professionally managed diversified portfolio of fixed income securities, some of which may involve equity features (referred to as the High Income Series).
 6. MFS INVESTORS GROWTH STOCK SERIES seeks to provide long-term growth of capital and future income rather than current income (referred to as the Investors Growth Stock Series).
 7. MFS INVESTORS TRUST SERIES seeks mainly to provide long-term growth of capital and secondarily to provide reasonable current income (referred to as the Investors Trust Series).
 8. MFS MID CAP GROWTH SERIES seeks long-term growth of capital (referred to as the Mid Cap Growth Series).
 9. MFS NEW DISCOVERY SERIES seeks capital appreciation (referred to as the New Discovery Series).
 10. MFS RESEARCH SERIES seeks to provide long-term growth of capital and future income (referred to as the Research Series).
 11. MFS STRATEGIC INCOME SERIES (formerly known as MFS Global Governments Series) seeks high current income by investing in fixed income securities. Its secondary objective is to provide significant capital appreciation. (referred to as the Strategic Income Series).
 12. MFS TOTAL RETURN SERIES seeks mainly to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital and secondarily to provide a reasonable opportunity for growth of capital and income (referred to as the Total Return Series).
 13. MFS UTILITIES SERIES seeks capital growth and current income (income above that available from a portfolio invested entirely in equity securities) (referred to as the Utilities Series).
 14. MFS VALUE SERIES seeks capital appreciation and reasonable income (referred to as Value Series).

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SERIES' SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

TABLE OF CONTENTS


                                                                              PAGE
I       Expense Summary                                                         1

II      Risk Return Summary                                                     3

         1. Bond Series                                                         3

         2. Capital Opportunities Series                                        8

         3. Emerging Growth Series                                             11

         4. Global Equity Series                                               15

         5. High Income Series                                                 18

         6. Investors Growth Stock Series                                      21

         7. Investors Trust Series                                             24

         8. Mid Cap Growth Series                                              27

         9. New Discovery Series                                               30

        10. Research Series                                                    33

        11. Strategic Income Series                                            36

        12. Total Return Series                                                41

        13. Utilities Series                                                   46

        14. Value Series                                                       51

III     Certain Investment Strategies and Risks                                54

IV      Management of the Series                                               54

V       Description of Shares                                                  55

VI      Other Information                                                      55

VII     Financial Highlights                                                   57

        Appendix A -- Investment Techniques and Practices                     A-1

   The trust offers Service Class shares of its 14 series to separate accounts established by insurance companies in order to serve as investment vehicles for variable annuity and variable life insurance contracts and to qualified pension and retirement plans. Each of these series is managed by Massachusetts Financial Services Company (referred to as MFS or the adviser) and are described below.

 I       EXPENSE SUMMARY


-  EXPENSE TABLE

   The "Expense Table" describes the fees and expenses that you may pay when you hold service class shares of each series. These fees and expenses do not take into account the fees and expenses imposed by insurance companies through which your investment in a series may be made. The table is supplemented as follows:

   ANNUAL SERIES OPERATING EXPENSES (expenses that are deducted from a series' assets):


                                                            CAPITAL         EMERGING    GLOBAL           HIGH           INVESTORS
                                             BOND         OPPORTUNITIES      GROWTH     EQUITY          INCOME         GROWTH STOCK
                                            SERIES          SERIES           SERIES     SERIES          SERIES            SERIES
                                          ---------       -------------     ---------  --------        ---------       ------------
   Management Fees                          0.60%             0.75%           0.75%      1.00%           0.75%            0.75%
   Distribution (12b-1) Fees(1)             0.25%             0.25%           0.25%      0.25%           0.25%            0.25%
   Other Expenses                           0.34%             0.19%           0.12%      0.94%           0.15%            0.13%
   Total Annual Series Operating Expenses   1.19%             1.19%           1.12%      2.19%           1.15%            1.13%
   Fee Reductions                          (0.19)%(3)(4)     (0.04)%(3)(4)     N/A      (0.79)%(3)(4)    0.00%(3)(4)       N/A
   Net Expenses(2)                          1.00%             1.15%           1.12%      1.40%           1.15%            1.13%

                                          INVESTORS          MID CAP           NEW                     STRATEGIC          TOTAL
                                             TRUST           GROWTH         DISCOVERY  RESEARCH         INCOME           RETURN
                                            SERIES           SERIES          SERIES    SERIES           SERIES           SERIES
                                          ---------       -------------     ---------  --------        ---------       ------------
   Management Fees                          0.75%             0.75%           0.90%      0.75%           0.75%            0.75%
   Distribution (12b-1) Fees(1)             0.25%             0.25%           0.25%      0.25%           0.25%            0.25%
   Other Expenses                           0.12%             0.15%           0.14%      0.13%           0.36%            0.09%
   Total Annual Series Operating Expenses   1.12%             1.15%           1.29%      1.13%           1.36%            1.09%
   Fee Reductions                            N/A               N/A             N/A        N/A           (0.21)%(3)(4)      N/A
   Net Expenses(2)                          1.12%             1.15%           1.29%      1.13%           1.15%            1.09%

                                          UTILITIES          VALUE
                                           SERIES            SERIES
                                          ---------       -------------
   Management Fees                          0.75%           0.75%
   Distribution (12b-1) Fees(1)             0.25%           0.25%
   Other Expenses                           0.17%           0.43%
   Total Annual Series Operating Expenses   1.17%           1.43%
   Fee Reductions                            N/A           (0.28)%(3)(4)
   Net Expenses(2)                          1.17%           1.15%


----------
   (1) Each series has adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sale and distribution of service class shares (these fees are referred to as distribution fees).

   (2) Each series has an expense offset arrangement that reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. "Other Expenses" do not take into account these fee reductions, and are therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, "Net Expenses" would be lower for certain series and would equal:



         1.11% for Emerging Growth Series               1.28% for New Discovery Series
         1.12% for Investors Growth Stock Series        1.16% for Utilities Series



   (3) MFS has contractually agreed, subject to reimbursement, to bear the series' expenses such that "Other Expenses" (after taking into account the expense offset and brokerage arrangements described above), do not exceed 0.15% annually. (Note that the High Income Series' "Other Expenses" are currently at or below 0.15% and the series is reimbursing MFS.) This contractual fee arrangement may not be changed without approval of the Board of Trustees which oversees the series.
   (4) The reimbursement agreement will terminate on the earlier of December 31, 2004 or such date as all expenses previously borne by MFS under the agreement have been paid by the series. Except for Global Equity Series which will terminate on or before May 1, 2004, and Value Series which will terminate on or before January 1, 2005.

-  EXAMPLE OF EXPENSES--SERVICE CLASS


   THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE SERIES WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THESE EXAMPLES DO NOT TAKE INTO ACCOUNT THE FEES AND EXPENSES IMPOSED BY INSURANCE COMPANIES THROUGH WHICH YOUR INVESTMENT IN A SERIES MAY BE MADE.

      The examples assume that:

      - You invest $10,000 in the series for the time periods indicated and you redeem your shares at the end of the time periods;

      - Your investment has a 5% return each year and dividends and other distributions are reinvested; and

      - The series' operating expenses remain the same, except that for the Bond Series, Capital Opportunities Series, Global Equity Series, High Income Series, Strategic Income Series and Value Series the series' total operating expenses are assumed to be the series' "Net Expenses" for the first year, and the series' "Total Annual Series Operating Expenses" for subsequent years (see the expense table on the previous page).

      Although your actual costs may be higher or lower, under these assumptions your costs would be:


                                                                   PERIOD
                                                      ----------------------------------
                                                      1 YEAR  3 YEARS  5 YEARS  10 YEARS
----------------------------------------------------------------------------------------
Bond Series                                           $ 102    $ 359   $   636  $  1,426
Capital Opportunities Series                            117      374       650     1,440
Emerging Growth Series                                  114      356       617     1,363
Global Equity Series                                    143      609     1,102     2,462
High Income Series                                      117      365       633     1,398
Investors Growth Stock Series                           115      359       622     1,375
Investors Trust Series                                  114      356       617     1,363
Mid Cap Growth Series                                   117      365       633     1,398
New Discovery Series                                    131      409       708     1,556
Research Series                                         115      359       622     1,375
Strategic Income Series                                 117      408       720     1,606
Total Return Series                                     111      347       601     1,329
Utilities Series                                        119      372       644     1,420
Value Series                                            117      425       755     1,689

 II RISK RETURN SUMMARY

   Investment strategies which are common to all series are described under the caption "Certain Investment Strategies."

   1:   BOND SERIES

-  INVESTMENT OBJECTIVES

   The series' investment objective is primarily to provide as high a level of current income as is believed to be consistent with prudent risk. Its secondary objective is to protect shareholders' capital. These objectives may be changed without shareholder approval.

-  PRINCIPAL INVESTMENT POLICIES

   The series invests, under normal market conditions, at least 80% of its net assets in the following fixed income securities:


   - CORPORATE BONDS, which are bonds or other debt obligations issued by domestic or foreign (including emerging market) corporations or other similar entities.

   - U.S. GOVERNMENT SECURITIES, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed or supported by, the U.S. government or one of its agencies or instrumentalities (including mortgage-backed securities). Although U.S. Government agencies or instrumentalities are chartered or sponsored by Congress, they may not be funded by Congress and securities issued by certain of these entities are not issued or guaranteed by the U.S. Treasury or supported by the full faith and credit of the U.S. Government.

   - MORTGAGE-BACKED AND ASSET-BACKED SECURITIES, which represent interests in a pool of assets such as mortgage loans, car loan receivables or credit card receivables.


   While the series may purchase corporate bonds which have been assigned lower credit ratings by credit rating agencies (commonly known as junk bonds), it focuses on investment grade bonds. These bonds are rated in the higher rating categories by credit rating agencies or are unrated and considered by MFS to be comparable in quality.


   In selecting fixed income investments for the series, MFS considers the views of its large group of fixed income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed income markets. This three-month "horizon" outlook is used by the portfolio manager(s) of MFS' fixed income oriented funds (including the series) as a tool in making or adjusting a series' asset allocations to various segments of the fixed income markets. In assessing the credit quality of fixed income securities, MFS does not rely solely on the credit ratings assigned by credit rating agencies, but rather primarily performs its own independent credit analysis.


   The series may invest in derivative securities. Derivatives are securities whose value may be based on other securities, currencies, interest rates, or indices. Derivatives include:

   -  futures and forward contracts,

   - options on futures contracts, foreign currencies, securities and bond indices,

   -  structured notes and indexed securities, and

   -  swaps, caps, floors and collars.

   Consistent with the series' principal investment policies the series may invest in foreign securities, and may have exposure to foreign currencies through its investment in these securities.

   The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

-  PRINCIPAL RISKS OF AN INVESTMENT

   The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

   The principal risks of investing in the series are:

   - ALLOCATION RISK: The series will allocate its investments among various segments of the fixed income markets based upon judgments made by MFS. The series could miss attractive investment opportunities by underweighting markets where there are significant returns, or could lose value overweighting markets where there are significant declines.

   - INTEREST RATE RISK: When interest rates rise, the prices of fixed income securities in the series' portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the series' portfolio will generally rise.

   - MATURITY RISK: Interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of the series' fixed income investments will affect the volatility of the series' share price.


   - CREDIT RISK: Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk. Investors should note that while securities issued by certain U.S. Government agencies or instrumentalities are guaranteed by the U.S. Government, securities issued by many U.S. Government agencies are not guaranteed by the U.S. Government.


   - LIQUIDITY RISK: The fixed income securities purchased by the series may be traded in the over-the-counter market rather than on an organized exchange and are subject to liquidity risk. This means that they may be harder to purchase or sell at a fair price. The inability to purchase or sell these fixed income securities at a fair price could have a negative impact on the series' performance.


   -  JUNK BOND RISK:


         - HIGHER CREDIT RISK: Junk bonds are subject to a substantially higher degree of credit risk than investment grade bonds. During recessions, a high percentage of issuers of junk bonds may default on payments of principal and interest. The price of a junk bond may therefore fluctuate drastically due to bad news about the issuer or the economy in general.

         - HIGHER LIQUIDITY RISK: During recessions and periods of broad market declines, junk bonds could become less liquid, meaning that they will be harder to value or sell at a fair price.

   -  MORTGAGE-BACKED AND ASSET-BACKED SECURITIES RISK

         -  MATURITY RISK:

            - MORTGAGE-BACKED SECURITIES: A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

                  - When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the series' mortgage-backed securities will result in an unforeseen loss of interest income to the series as the series may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgage-backed securities do not increase as much as other fixed income securities when interest rates fall.

                  - When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.

            - COLLATERALIZED MORTGAGE OBLIGATIONS: The series may invest in mortgage-backed securities called collateralized mortgage obligations (CMOs). CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, the series may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

            - ASSET-BACKED SECURITIES: Asset-backed securities have prepayment risks similar to mortgage-backed securities.


         - CREDIT RISK: As with any fixed income security, mortgage-backed and asset-backed securities are subject to the risk that the issuer will default on principal and interest payments. It may be difficult to enforce rights against the assets underlying mortgage-backed and asset-backed securities in the case of default. Investors should note that while securities issued by certain U.S. Government agencies or instrumentalities are guaranteed by the U.S. Government, securities issued by many U.S. Government agencies are not guaranteed by the U.S. Government. Mortgage-backed securities and asset-backed securities issued by private lending institutions or other financial intermediaries may be supported by insurance or other forms of guarantees.


   -  DERIVATIVES RISK:

         - HEDGING RISK: When a derivative is used as a hedge against an opposite position that the series also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

         - CORRELATION RISK: When the series uses derivatives to hedge, it takes the risk that changes in the value of the derivative will not match those of the asset being hedged. Incomplete correlation can result in unanticipated losses.

         - INVESTMENT RISK: When the series uses derivatives as an investment vehicle to gain market exposure, rather than for hedging purposes, any loss on the derivative investment will not be offset by gains on another hedged investment. The series is therefore directly exposed to the risks of that derivative. Gains or losses from derivative investments may be substantially greater than the derivative's original cost.

         - AVAILABILITY RISK: Derivatives may not be available to the series upon acceptable terms. As a result, the series may be unable to use derivatives for hedging or other purposes.

         - CREDIT RISK: When the series uses derivatives, it is subject to the risk that the other party to the agreement will not be able to perform.

   - FOREIGN SECURITIES RISK: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

         - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

         - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

         - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

         -  Foreign markets may be less liquid and more volatile than U.S.
            markets.

         - Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters into the contract may fail to perform its obligations to the series.


   - EMERGING MARKETS RISK: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.


   - ACTIVE OR FREQUENT TRADING RISK: The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the series' performance.

   - As with any mutual fund, you could lose money on your investment in the series.

   AN INVESTMENT IN THE SERIES IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

-  BAR CHART AND PERFORMANCE TABLE


   The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.


      The series commenced investment operations with the offering of Initial Class shares on October 24, 1995 and subsequently offered Service Class shares on May 1, 2000. Service Class share performance includes the performance of the series Initial Class shares for any applicable periods prior to the offering of Service Class shares (blended performance). Because operating expenses of Service Class shares are higher than those of the Initial Class shares, this blended Service Class share performance is higher than it would have been had Service Class shares had been offered for the entire period. Past performance is no guarantee of future results. Blended class performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees).


BAR CHART

   The bar chart shows changes in the annual total returns of the series' Service Class shares, assuming the reinvestment of distributions.

[CHART]

2000    8.92%
2001    8.68%
2002    8.81%
2003    9.14%


      During the period shown in the bar chart, the highest quarterly return was 5.04% (for the calendar quarter ended June 30, 2003) and the lowest quarterly return was (0.70)% (for the calendar quarter ended March 31, 2002).


   PERFORMANCE TABLE

   This table shows how the average annual total returns of the series' shares compares to a broad measure of market performance and one or more other market indicators and assumes the investment of distributions.


   AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2003)



                                                         1 YEAR    5 YEAR     LIFE*
   Bond Series--Service Class Shares                      9.14%     6.71%     6.79%
   Lehman Brothers Government/Credit Index**+             4.67%     6.66%     7.17%


----------

   * Fund performance figures are for the period from the commencement of the series' investment operations, October 24, 1995, through December 31, 2003. Index returns are from November 1, 1995.

   ** Source: Standard & Poor's Micropal, Inc.
   + The Lehman Brothers Government/Credit Bond Index measures the performance of the investment grade bond market.

   All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown, without these the results would have been less favorable.


-  PORTFOLIO MANAGER

   William J. Adams is the portfolio manager of the series. Mr. Adams, a Vice President of the adviser, has been employed by MFS in the investment management area since 1997. Mr. Adams became a portfolio manager of the series effective August 1, 2000.

   2:   CAPITAL OPPORTUNITIES SERIES

-  INVESTMENT OBJECTIVE

   The series' investment objective is capital appreciation. This objective may be changed without shareholder approval.

-  PRINCIPAL INVESTMENT POLICIES

   The series invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. The series focuses on companies which MFS believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow. The series' investments may include securities listed on a securities exchange or traded in the over-the-counter (OTC) markets.

   MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (such as the series) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the series' portfolio manager and MFS' large group of equity research analysts.

   The series may invest in foreign securities (including emerging market securities), through which it may have exposure to foreign currencies.

   The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

-  PRINCIPAL RISKS OF AN INVESTMENT

   The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

   The principal risks of investing in the series are:

   - MARKET RISK: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

   - COMPANY RISK: Prices of securities react to the economic condition of the company that issued the security. The series' investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

   - OVER-THE-COUNTER RISK: OTC transactions involve risks in addition to those incurred by transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the series may experience difficulty in purchasing or selling these securities at a fair price.

   - FOREIGN SECURITIES RISK: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

         - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

         - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

         - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

         -  Foreign markets may be less liquid and more volatile than U.S.
            markets.

         - Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters into the contract may fail to perform its obligations to the series.

   - EMERGING MARKETS RISK: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.

   - ACTIVE OR FREQUENT TRADING RISK: The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the series' performance.

   - As with any mutual fund, you could lose money on your investment in the series.

   AN INVESTMENT IN THE SERIES IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.


-  BAR CHART AND PERFORMANCE TABLE


   The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.


      The series commenced investment operations with the offering of Initial Class shares on August 14, 1996 and subsequently offered Service Class shares on May 1, 2000. Service Class share performance includes the performance of the series Initial Class shares for any applicable periods prior to the offering of Service Class shares (blended performance). Because operating expenses of Service Class shares are higher than those of the Initial Class shares, this blended Service Class share performance is higher than it would have been had Service Class shares had been offered for the entire period. Past performance is no guarantee of future results. Blended class performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees).


   BAR CHART

   The bar chart shows changes in the annual total returns of the series' Service Class shares, assuming the reinvestment of distributions.

[CHART]

2000     (3.76)%
2001    (23.68)%
2002    (29.83)%
2003     27.11%


      During the period shown in the bar chart, the highest quarterly return was 18.37% (for the calendar quarter ended June 30, 2003) and the lowest quarterly return was (26.59)% (for the calendar quarter ended September 30, 2001).

   PERFORMANCE TABLE

   This table shows how the average annual total returns of the series' shares compares to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.


   AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2003)



                                                                       1 YEAR    5 YEAR     LIFE*
   Capital Opportunities Series--Service Class Shares                  27.11%    (0.69)%    7.32%
   Standard & Poor's 500 Stock Index**+                                28.67%    (0.57)%    9.40%


----------

   * Series performance figures are for the period from the commencement of the series' investment operations on August 14, 1996, through December 31, 2003. Index returns are from August 1, 1996.

   ** The Standard & Poor's 500 Stock Index (the S&P 500) is a commonly used measure of the broad U.S. stock market.
   +  Source: Standard and Poor's Micropal, Inc.


   All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown, without these the results would have been less favorable.


-  PORTFOLIO MANAGER

   The series is managed by a team of portfolio managers comprised of S. Irfan Ali and Kenneth J. Enright, each an MFS Senior Vice President. These individuals have been the series' portfolio managers since October 7, 2002, and they have been employed in the MFS investment management area since: Mr. Ali - 1993 and Mr. Enright - 1986.

   Members of the team may change from time to time, and a current list of team members is available by calling MFS at the telephone number listed in the back of this prospectus.

   3:   EMERGING GROWTH SERIES

-  INVESTMENT OBJECTIVE

   The series' investment objective is long term growth of capital. This objective may be changed without shareholder approval.

-  PRINCIPAL INVESTMENT POLICIES

   The series invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of emerging growth companies. Emerging growth companies are companies which MFS believes are either:

   - early in their life cycle but which have the potential to become major enterprises, or

   - major enterprises whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand, or basic changes in the economic environment.

   Emerging growth companies may be of any size, and MFS would expect these companies to have products, technologies, management, markets and opportunities which will facilitate earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation. The series' investments may include securities listed on a securities exchange or traded in the over-the-counter (OTC) markets.

   MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (such as the series) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the series' portfolio manager and MFS' large group of equity research analysts.

   The series may invest in foreign securities (including emerging market securities), through which it may have exposure to foreign currencies.

   The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

-  PRINCIPAL RISKS OF AN INVESTMENT

   The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

   The principal risks of investing in the series are:

   - MARKET RISK: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

   - EMERGING GROWTH RISK: Prices of securities react to the economic condition of the company that issued the security. The series' equity investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions. Investments in emerging growth companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in other companies. Emerging growth companies often:

         -  have limited product lines, markets and financial resources

         -  are dependent on management by one or a few key individuals

         - have shares which suffer steeper than average price declines after disappointing earnings reports and are more difficult to sell at satisfactory prices

   - OVER-THE-COUNTER RISK: OTC transactions involve risks in addition to those incurred by transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the series may experience difficulty in purchasing or selling these securities at a fair price.

   - FOREIGN SECURITIES RISK: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

         - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

         - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

         - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

         -  Foreign markets may be less liquid and more volatile than U.S.
            markets.

         - Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters into the contract may fail to perform its obligations to the series.

   - EMERGING MARKETS RISK: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.

   - ACTIVE OR FREQUENT TRADING RISK: The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the series' performance.

   - As with any mutual fund, you could lose money on your investment in the series.

   AN INVESTMENT IN THE SERIES IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.


-  BAR CHART AND PERFORMANCE TABLE


   The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.


      The series commenced investment operations with the offering of Initial Class shares on July 24, 1995 and subsequently offered Service Class shares on May 1, 2000. Service Class share performance includes the performance of the series Initial Class shares for any applicable periods prior to the offering of Service Class shares (blended performance). Because operating expenses of Service Class shares are higher than those of the Initial Class shares, this blended Service Class share performance is higher than it would have been had Service Class shares had been offered for the entire period. Past performance is no guarantee of future results. Blended class performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees).

   BAR CHART

   The bar chart shows changes in the annual total returns of the series' Service Class shares, assuming the reinvestment of distributions.

[CHART]

2000    (19.66)%
2001    (33.62)%
2002    (33.85)%
2003     29.93%


      During the period shown in the bar chart, the highest quarterly return was 21.89% (for the calendar quarter ended December 31, 2001) and the lowest quarterly return was (29.04)% (for the calendar quarter ended September 30, 2001).


   PERFORMANCE TABLE

   This table shows how the average annual total returns of the series' shares compares to a broad measure of market performance and one or more other market indicators and assumes the investment of distributions.


   AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2003)^



                                                                       1 YEAR    5 YEAR     LIFE*
   Emerging Growth Series--Service Class Shares                        29.93%    (4.13)%    7.35%
   Russell 3000(R)Growth Index**+                                      30.97%    (4.69)%    7.35%


----------

   ^ A portion of the returns shown is attributable to the receipt of a non-recurring payment in settlement of a class action lawsuit (see "Financial Highlights").

   * Series performance figures are for the period from the commencement of the series' investment operations, July 24, 1995, through December 31, 2003. Index returns are from August 1, 1995.
   ** Source: Standard & Poor's Micropal, Inc.
   + The Russell 3000 Growth Index measures the performance of U.S. growth stocks.


   All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown, without these the results would have been less favorable.

-  PORTFOLIO MANAGERS


   This series is managed by a team of portfolio managers comprised of Dale A. Dutile and David Sette-Ducati, each an MFS Senior Vice President, and Eric B. Fischman, an MFS Vice President. These individuals have each been a portfolio manager of the series since: Mr. Dutile and Mr. Sette-Ducati - January 2001 and Mr. Fischman - April 2002, and they have been employed in the MFS investment management area since: Mr. Dutile - 1994, Mr. Sette-Ducati - 1995 and Mr. Fischman - 2000. Prior to joining MFS, Mr. Fischman was an equity research analyst for State Street Research.


   Members of the team may change from time to time, and a current list of team members is available by calling MFS at the telephone number listed in the back of this prospectus.

   4:   GLOBAL EQUITY SERIES

-  INVESTMENT OBJECTIVE

   The series' investment objective is capital appreciation. This objective may be changed without shareholder approval.

-  PRINCIPAL INVESTMENT POLICIES

   The series invests, under normal market conditions, at least 80% of its net assets in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts for those securities, of U.S. and foreign (including emerging market) issuers. The series spreads its investments across these markets and focuses on companies which MFS believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow. The series generally seeks to purchase securities of companies with relatively large market capitalizations relative to the market in which they are traded. The series' investments may include securities traded in the over-the-counter (OTC) markets. Under normal market conditions, the series invests in at least three different countries, one of which is the United States.

   A company's principal activities are determined to be located in a particular country if the company (a) is organized under the laws of, and maintains a principal office in a country, (b) has its principal securities trading market in a country, (c) derives 50% of its total revenues from goods sold or services performed in the country, or (d) has 50% or more of its assets in the country.

   MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (such as the series) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the series' portfolio manager and MFS' large group of equity research analysts.

   The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

-  PRINCIPAL RISKS OF AN INVESTMENT

   The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

   The principal risks of investing in the series are:

   - MARKET RISK: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

   - COMPANY RISK: Prices of securities react to the economic condition of the company that issued the security. The series' investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

   - OVER-THE-COUNTER RISK: OTC transactions involve risks in addition to those incurred by transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the series may experience difficulty in purchasing or selling these securities at a fair price.

   - FOREIGN SECURITIES RISK: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

         - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

         - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

         - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

         -  Foreign markets may be less liquid and more volatile than U.S.
            markets.

         - Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purposes of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters into the contract may fail to perform its obligations to the series.

   - EMERGING MARKETS RISK: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.

   - As with any mutual fund, you could lose money on your investment in the series.

   AN INVESTMENT IN THE SERIES IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.


   BAR CHART AND PERFORMANCE TABLE


   The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.


      The series commenced investment operations with the offering of Initial Class shares on May 3, 1999 and subsequently offered Service Class shares on May 1, 2000. Service Class share performance includes the performance of the series Initial Class shares for any applicable periods prior to the offering of Service Class shares (blended performance). Because operating expenses of Service Class shares are higher than those of the Initial Class shares, this blended Service Class share performance is higher than it would have been had Service Class shares had been offered for the entire period. Past performance is no guarantee of future results. Blended class performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees).


   BAR CHART

   The bar chart shows changes in the annual total returns of the series' Service Class shares, assuming the reinvestment of distributions.

[CHART]

2000     (7.23)%
2001     (9.76)%
2002    (11.65)%
2003     28.24%


      During the period shown in the bar chart, the highest quarterly return was 15.93% (for the calendar quarter ended June 30, 2003) and the lowest quarterly return was (14.47)% (for the calendar quarter ended September 30, 2002).

   PERFORMANCE TABLE

   This table shows how the average annual total returns of the series' shares compares to a broad measure of market performance and one or more other market indicators and assumes the investment of distributions.


   AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2003)



                                                                       1 YEAR               LIFE*
   Global Equity Series--Service Class Shares                          28.24%               3.51%
   MSCI World Index#+                                                  33.76%              (2.00)%


----------

   * Series performance figures are for the period from the commencement of the series' investment operations, May 3, 1999, through December 31, 2003. Index returns are from May 1, 1999.

   + The Morgan Stanley Capital International (MSCI) World Index is a measure of the global stock market.
   #  Source: Standard & Poor's Micropal, Inc.


   All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown, without these the results would have been less favorable.


   PORTFOLIO MANAGER

   The series' portfolio manager is David R. Mannheim, a Senior Vice President of the Adviser. Mr. Mannheim has been the portfolio manager of the series since its inception and has been employed in the investment management area of the Adviser since 1988.

   5:   HIGH INCOME SERIES

-  INVESTMENT OBJECTIVE

   The series' investment objective is to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed income securities, some of which may involve equity features. This objective may be changed without shareholder approval.

-  PRINCIPAL INVESTMENT POLICIES

   The series invests, under normal market conditions, at least 80% of its net assets in high income fixed income securities. Fixed income securities offering the high current income sought by the series generally are lower rated bonds. These bonds, commonly known as junk bonds, are assigned lower credit ratings by credit rating agencies or are unrated and considered by MFS to be comparable to lower rated bonds.

   While the series focuses its investments on bonds issued by corporations or similar entities, it may invest in all types of debt securities. The series may invest in foreign securities (including emerging markets securities), through which it may have exposure to foreign currencies.


   In selecting fixed income investments for the series, MFS considers the views of its large group of fixed income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed income markets. This three-month "horizon" outlook is used by the portfolio manager(s) of MFS' fixed income oriented funds (including the series) as a tool in making or adjusting a series' asset allocations to various segments of the fixed income markets. In assessing the credit quality of fixed income securities, MFS does not rely solely on the credit ratings assigned by credit rating agencies, but rather primarily performs its own independent credit analysis.


-  PRINCIPAL RISKS OF AN INVESTMENT

   The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

   The principal risks of investing in the series are:

   - ALLOCATION RISK: The series will allocate its investments among fixed income markets based upon judgments made by MFS. The series could miss attractive investment opportunities by underweighting markets where there are significant returns, and could lose value by overweighting markets where there are significant declines.

   - INTEREST RATE RISK: When interest rates rise, the prices of fixed income securities in the series' portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the series' portfolio will generally rise.

   - MATURITY RISK: Interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of the series' fixed income investments will affect the volatility of the series' share price.

   - CREDIT RISK: Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk.

   - LIQUIDITY RISK: The fixed income securities purchased by the series may be traded in the over-the-counter market rather than on an organized exchange and are subject to liquidity risk. This means that they may be harder to purchase or sell at a fair price. The inability to purchase or sell these fixed income securities at a fair price could have a negative impact on the series' performance.

   -  JUNK BOND RISK:

         - HIGHER CREDIT RISK: Junk bonds are subject to a substantially higher degree of credit risk than higher rated bonds. During recessions, a high percentage of issuers of junk bonds may default on payments of principal and interest. The price of a junk bond may therefore fluctuate drastically due to bad news about the issuer or the economy in general.

         - HIGHER LIQUIDITY RISK: During recessions and periods of broad market declines, junk bonds could become less liquid, meaning that they will be harder to value or sell at a fair price.

   - FOREIGN SECURITIES RISK: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

         - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

         - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

         - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

         -  Foreign markets may be less liquid and more volatile than U.S.
            markets.

         - Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters into the contract may fail to perform its obligations to the series.

   - As with any mutual fund, you could lose money on your investment in the series.

   AN INVESTMENT IN THE SERIES IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.


-  BAR CHART AND PERFORMANCE TABLE


   The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.


      The series commenced investment operations with the offering of Initial Class shares on July 26, 1995 and subsequently offered Service Class shares on May 1, 2000. Service Class share performance includes the performance of the series Initial Class shares for any applicable periods prior to the offering of Service Class shares (blended performance). Because operating expenses of Service Class shares are higher than those of the Initial Class shares, this blended Service Class share performance is higher than it would have been had Service Class shares had been offered for the entire period. Past performance is no guarantee of future results. Blended class performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees).

   BAR CHART

   The bar chart shows changes in the annual total returns of the series' Service Class shares, assuming the reinvestment of distributions.

[CHART]

2000    (6.48)%
2001    1.62%
2002    2.33%
2003    17.70%


      During the period shown in the bar chart, the highest quarterly return was 5.77% (for the calendar quarter ended June 30, 2003) and the lowest quarterly return was (6.18)% (for the calendar quarter ended December 31, 2000).


   PERFORMANCE TABLE

   This table shows how the average annual total returns of the series' shares compares to a broad measure of market performance and one or more other market indicators and assumes the investment of distributions.


   AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2003)



                                                                       1 YEAR    5 YEAR     LIFE*
   High Income Series--Service Class Shares                            17.70%     4.03%     5.93%
   Lipper High Yield Bond Index##+                                     26.36%     2.91%     5.24%
   Lehman Brothers High Yield Index#++                                 28.97%     5.23%     6.71%


----------

* Series performance figures are for the period from the commencement of the series' investment operations, July 26, 1995, through December 31, 2003. Index return is from August 1, 1995.
#     Source: Standard & Poor's Micropal, Inc.
##    Source: Lipper Inc.
+ The Lipper High Yield Bond Index, as calculated by Lipper, Inc., is the average investment performance of funds in the Lipper High Yield Bond Index category which have similar investment objective to the funds, and doesn't reflect the deduction of sales charges.
++ The Lehman Brothers High Yield Index measures the performance of the high-yield bond market.

   All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown, without these the results would have been less favorable.


-  PORTFOLIO MANAGER

   Bernard Scozzafava, a Senior Vice President of the Adviser, has been employed in the investment management area of the Adviser since 1989. Mr. Scozzafava has been the series' portfolio manager since its inception.

   6:   INVESTORS GROWTH STOCK SERIES

-  INVESTMENT OBJECTIVE

   The series' investment objective is to provide long-term growth of capital and future income rather than current income. This objective may be changed without shareholder approval.

-  PRINCIPAL INVESTMENT POLICIES

   The series invests, under normal market conditions, at least 80% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of companies which MFS believes offer better than average prospects for long-term growth.

   MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (such as the series) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the series' portfolio manager and MFS' large group of equity research analysts.

   The series may invest in foreign securities through which it may have exposure to foreign currencies.

   The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

-  PRINCIPAL RISKS OF AN INVESTMENT

   The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

   The principal risks of investing in the series are:

   - MARKET RISK: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

   - GROWTH COMPANIES RISK: Prices of growth company securities held by the series may fall to a greater extent than the overall equity markets (E.G., as represented by the Standard and Poor's 500 Composite Stock Index) due to changing economic, political or market conditions or disappointing growth company earnings results.

   - FOREIGN SECURITIES RISK: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

         - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

         - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

         - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

         -  Foreign markets may be less liquid and more volatile than U.S.
            markets.

         - Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters into the contract may fail to perform its obligations to the series.

   - ACTIVE OR FREQUENT TRADING RISK: The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the series' performance.

   - As with any mutual fund, you could lose money on your investment in the series.

   AN INVESTMENT IN THE SERIES IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.


-  BAR CHART AND PERFORMANCE TABLE


   The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.


      The series commenced investment operations with the offering of Initial Class shares on May 3, 1999 and subsequently offered Service Class shares on May 1, 2000. Service Class share performance includes the performance of the series Initial Class shares for any applicable periods prior to the offering of Service Class shares (blended performance). Because operating expenses of Service Class shares are higher than those of the Initial Class shares, this blended Service Class share performance is higher than it would have been had Service Class shares had been offered for the entire period. Past performance is no guarantee of future results. Blended class performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees).


   BAR CHART

   The bar chart shows changes in the annual total returns of the series' Service Class shares, assuming the reinvestment of distributions.

[CHART]

2000    (20.13)%
2001    (24.83)%
2002    (27.71)%
2003     22.60%


      During the period shown in the bar chart, the highest quarterly return was 14.85% (for the calendar quarter ended December 31, 2001) and the lowest quarterly return was (21.53)% (for the calendar quarter ended September 30, 2001).


   PERFORMANCE TABLE

   This table shows how the average annual total returns of the series' shares compares to a broad measure of market performance and one or more other market indicators and assumes the investment of distributions.


   AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2003)



                                                                       1 YEAR               LIFE*
   Investors Growth Stock Series--Service Class Shares                 22.60%              (2.84)%
   Russell 1000 Growth Index**+                                        29.75%              (6.73)%


----------


* Series performance figures are for the period from the commencement of the series' investment operations, May 3, 1999, through December 31, 2003. Index return is from May 1, 1999.
**   Source: Standard & Poor's Micropal, Inc.
+ The Russell 1000 Growth Index measures the performance of large-cap U.S. growth stocks.

   All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown, without these the results would have been less favorable.


-  PORTFOLIO MANAGER


   This series is managed by a team of portfolio managers comprised of Stephen Pesek and S. Irfan Ali, each an MFS Senior Vice President, and Gregory Locraft, an MFS Vice President. These individuals have each been a portfolio manager of the series since: Mr. Pesek - since inception 1999, Mr. Ali and Mr. Locraft - each effective October 31, 2003, and each has been employed in the MFS investment management area since: Mr. Pesek - 1994, Mr. Ali - 1993 and Mr. Locraft - 1998.

   Members of the team may change from time to time, and a current list of team members is available by calling MFS at the telephone number listed in the back of this prospectus.

  7:    INVESTORS TRUST SERIES

-  INVESTMENT OBJECTIVES

   The series' investment objectives are mainly to provide long-term growth of capital and secondarily to provide reasonable current income. These objectives may be changed without shareholder approval. Prior to May 1, 2001 the series' investment objective was to provide reasonable current income and long-term growth of capital and income.

-  PRINCIPAL INVESTMENT POLICIES

   The series invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. These securities may be listed on a securities exchange or traded in the over-the-counter markets. While the series may invest in companies of any size, the series generally focuses on companies with larger market capitalizations that MFS believes have sustainable growth prospects and attractive valuations based on current and expected earnings or cash flow. The series will also seek to generate gross income equal to approximately 90% of the dividend yield on the Standard & Poor's 500 Composite Stock Index.

   MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (such as the series) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the series' portfolio manager and MFS' large group of equity research analysts.

   The series may invest in foreign equity securities through which it may have exposure to foreign currencies.

-  PRINCIPAL RISKS OF AN INVESTMENT

   The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objectives, that are not described here.

   The principal risks of investing in the series are:

   - MARKET RISK: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

   - COMPANY RISK: Prices of securities react to the economic condition of the company that issued the security. The series' investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

   - LARGE CAP COMPANIES RISK: Large cap companies tend to go in and out of favor based on market and economic conditions. Large cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the series' value may not rise as much as the value of series that emphasize smaller cap companies.


   - OVER-THE-COUNTER RISK: OTC transactions involve risks in addition to those incurred by transactions in securities traded on exchanges. OTC listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange listed stocks. The values of these stocks may be more volatile than exchange listed stocks, and the series may experience difficulty in purchasing or selling these securities at a fair price.


   - FOREIGN SECURITIES RISK: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

         - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

         - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

         - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

         -  Foreign markets may be less liquid and more volatile than U.S.
            markets.

         - Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters into the contract may fail to perform its obligations to the series.

   - As with any mutual fund, you could lose money on your investment in the series.

   AN INVESTMENT IN THE SERIES IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.


-  BAR CHART AND PERFORMANCE TABLE


   The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.


      The series commenced investment operations with the offering of Initial Class shares on October 9, 1995 and subsequently offered Service Class shares on May 1, 2000. Service Class share performance includes the performance of the series Initial Class shares for any applicable periods prior to the offering of Service Class shares (blended performance). Because operating expenses of Service Class shares are higher than those of the Initial Class shares, this blended Service Class share performance is higher than it would have been had Service Class shares had been offered for the entire period. Past performance is no guarantee of future results. Blended class performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees).


   BAR CHART

   The bar chart shows changes in the annual total returns of the series' Service Class shares, assuming the reinvestment of distributions.

[CHART]

2000    (0.29)%
2001    (16.10)%
2002    (21.15)%
2003     21.84%


      During the period shown in the bar chart, the highest quarterly return was 13.45% (for the calendar quarter ended June 30, 2003) and the lowest quarterly return was (15.48)% (for the calendar quarter ended September 30, 2002).

   PERFORMANCE TABLE

   This table shows how the average annual total returns of the series' shares compares to a broad measure of market performance and one or more other market indicators and assumes the investment of distributions.


   AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2003)



                                                                       1 YEAR    5 YEAR     LIFE*
   Investors Trust Series--Service Class Shares                        21.84%    (3.03)%    7.45%
   Standard & Poor's 500 Stock Index**+                                28.67%    (0.57)%    9.86%


----------

   * Series performance figures are for the period from the commencement of the series' investment operations on October 9, 1995, through December 31, 2003. Index returns are from October 1, 1995.

   ** The Standard & Poor's 500 Stock Index (the S&P 500) is a commonly used measure of the broad U.S. stock market.
   +  Source: Standard & Poor's Micropal, Inc.


   All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown, without these the results would have been less favorable.


-  PORTFOLIO MANAGERS

   The series is managed by a team of portfolio managers comprised of John D. Laupheimer, Jr., an MFS Senior Vice President, and Brooks Taylor, an MFS Vice President. These individuals have been the series' portfolio managers since:
   Mr. Laupheimer - inception in 1995 and Mr. Taylor - 2001, and they have been employed in the MFS investment management area since: Mr. Laupheimer - 1981 and Mr. Taylor - 1996.

   Members of the team may change from time to time, and a current list of team members is available by calling MFS at the telephone number listed in the back of this prospectus.

   8:   MID CAP GROWTH SERIES

-  INVESTMENT OBJECTIVE

   The series' investment objective is long-term growth of capital. This objective may be changed without shareholder approval.

-  PRINCIPAL INVESTMENT POLICIES

   The series invests, under normal market conditions, at least 80% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of companies with medium market capitalization which the series' investment adviser believes have above-average growth potential.


   Medium market capitalization companies are defined by the series as companies with market capitalizations equaling or exceeding $250 million but not exceeding the top of the Russell Midcap(TM) Growth Index range at the time of the series' investment. This Index is a widely recognized, unmanaged index of mid cap common stock prices. The adviser generally expects that it will invest primarily in medium market capitalization companies with market capitalizations in excess of $1 billion. Companies whose market capitalizations fall below $250 million or exceed the top of the Russell Midcap Growth Index range after purchase continue to be considered medium-capitalization companies for purposes of the series' 80% investment policy. As of December 31, 2003, the top of the Russell Midcap Growth Index range was about $17.0 billion. The series' investments may include securities listed on a securities exchange or traded in the over-the-counter (OTC) markets.


   The series may establish "short" positions in specific securities or indices through short sales. In a short sale, the series borrows a security it does not own and then sells it in anticipation of a fall in the security's price. The series must replace the security it borrowed by purchasing the security at its market value at the time of replacement.

   MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (such as the series) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the series' portfolio manager and MFS' large group of equity research analysts.

   The series may invest in foreign securities (including emerging markets securities) through which it may have exposure to foreign currencies.

   The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

-  PRINCIPAL RISKS OF AN INVESTMENT

   The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

   The principal risks of investing in the series are:

   - MID CAP GROWTH COMPANY RISK: Prices of growth company securities held by the series may decline due to changing economic, political or market conditions, or due to the financial condition of the company which issued the security, and may decline to a greater extent than the overall equity markets (e.g., as represented by the Standard and Poor's 500 Composite Stock Index). Investments in medium capitalization companies can be riskier and more volatile than investments in companies with larger market capitalizations.

   - OVER-THE COUNTER RISK: OTC transactions involve risks in addition to those incurred by transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the fund may experience difficulty in purchasing or selling these securities at a fair price.

   - SHORT SALES RISK: The series will suffer a loss if it sells a security short and the value of the security rises rather than falls. Because the series must purchase the security it borrowed in a short sale at prevailing market rates, the potential loss is unlimited.

   - FOREIGN SECURITIES RISK: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

         - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

         - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

         - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

         -  Foreign markets may be less liquid and more volatile than U.S.
            markets.

   - Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters into the contract may fail to perform its obligations to the series.

   - EMERGING MARKETS RISK: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.

   - ACTIVE OR FREQUENT TRADING RISK: The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the series' performance.

   - As with any mutual fund, you could lose money on your investment in the fund.

   AN INVESTMENT IN THE SERIES IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.


-  BAR CHART AND PERFORMANCE TABLE


   The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.


      The series commenced investment operation with the offering of Initial Class shares on May 1, 1998 and subsequently offered Service Class shares on May 1, 2000. Service class share performance includes the performance of the series Initial Class shares for any applicable periods prior to the offering of Service Class shares (blended performance). Because operating expenses of Service Class shares are higher than those of the Initial Class shares, this blended Service Class share performance is higher than it would have been had Service Class shares had been offered for the entire period. Past performance is no guarantee of future results. Blended class performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees).

   BAR CHART

   The bar chart shows changes in the annual total returns of the series' Service Class shares, assuming the reinvestment of distributions.

[CHART]

2001    (17.63)%
2002    (43.43)%
2003     36.61%

      During the period shown in the bar chart, the highest quarterly return was 28.78% (for the calendar quarter ended December 31, 2001) and the lowest quarterly return was (33.73)% (for the calendar quarter ended September 30, 2001).

   PERFORMANCE TABLE

   This table shows how the average annual total returns the series' shares compares to a broad measure of market performance and one or more other market indicators and assumes the investment of distributions.


   AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2003)



                                                                       1 YEAR               LIFE*
   Mid Cap Growth Series--Service Class Shares                         36.61%              (12.24)%
   Russell Mid Cap Growth Index**+                                     42.71%              (10.44)%


----------

   * Series performance figures are for the period from the commencement of the series' investment operations on April 28, 2000, through December 31, 2003. Index returns are from May 1, 2000.

   ** The Russell Mid Cap Growth Index measures the performance U.S. mid cap growth stocks.
   +  Source: Standard & Poor's Micropal, Inc.


   All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown, without these the results would have been less favorable.


-  PORTFOLIO MANAGER


   The series is managed by a team of portfolio managers comprised of David E. Sette-Ducati, an MFS Senior Vice President, and Eric B. Fischman. Messrs. Sette-Ducati and Fischman have been employed in the MFS investment management area since: Mr. Sette-Ducati - 1995 and Mr. Fischman - 2000. Prior to joining MFS, Mr. Fischman was an equity research analyst for State Street Research.


   Members of the team may change from time to time, and a current list of team members is available by calling MFS at the telephone number listed in the back of this prospectus.

   9:   NEW DISCOVERY SERIES

-  INVESTMENT OBJECTIVE

   The series' investment objective is capital appreciation. This objective may be changed without shareholder approval.

-  PRINCIPAL INVESTMENT POLICIES

   The series invests, under normal market conditions, at least 65% of its net assets in equity securities of emerging growth companies. Equity securities include common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. Emerging growth companies are companies which MFS believes offer superior prospects for growth and are either:

   - early in their life cycle but which have the potential to become major enterprises, or

   - major enterprises whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand, or basic changes in the economic environment.


   While emerging growth companies may be of any size, the series will generally focus on smaller capitalization emerging growth companies that are early in their life cycle. Small cap companies are defined by MFS as those companies with market capitalizations within the range of market capitalizations in the Russell 2000 Stock Index as of December 31, 2003 between $7 million and $2.3 billion. This index is a widely recognized, unmanaged index of small cap common stock prices. MFS would expect these companies to have products, technologies, management, markets and opportunities which will facilitate earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation. The series' investments in emerging growth companies may include securities listed on a securities exchange or traded in the over-the-counter (OTC) markets.


   MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (such as the series) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the series' portfolio manager and MFS' large group of equity research analysts.

   The series may engage in short sales. In a short sale, the series borrows a security it does not own and then sells it in anticipation of a fall in the security's price. The series must replace the security it borrowed by purchasing the security at its market value at the time of replacement.

-  PRINCIPAL RISKS OF AN INVESTMENT

   The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

   The principal risks of investing in the series are:

   - MARKET RISK: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

   - COMPANY RISK: Prices of securities react to the economic condition of the company that issued the security. The series' investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

   - EMERGING GROWTH COMPANIES RISK: Investments in emerging growth companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in other companies. Emerging growth companies often:

         -  have limited product lines, markets and financial resources

         -  are dependent on management by one or a few key individuals

         - have shares which suffer steeper than average price declines after disappointing earnings reports and are more difficult to sell at satisfactory prices

   - SMALL CAPITALIZATION COMPANIES RISK: Investments in small cap companies tend to involve more risk and be more volatile than investments in larger companies. Small capitalization companies may be more susceptible to market declines because of their limited product lines, financial and management resources, markets and distribution channels. Their shares may be more difficult to sell at satisfactory prices during market declines.

   - OVER-THE-COUNTER RISK: OTC transactions involve risks in addition to those incurred by transactions in securities traded on exchanges. OTC listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange listed stocks. The values of these stocks may be more volatile than exchange listed stocks, and the series may experience difficulty in purchasing or selling these securities at a fair price.

   - SHORT SALES RISK: The series will suffer a loss if it sells a security short and the value of the security rises rather than falls. Because the series must purchase the security it borrowed in a short sale at prevailing market rates, the potential loss is unlimited.

   - As with any mutual fund, you could lose money on your investment in the series.

   AN INVESTMENT IN THE SERIES IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.


-  BAR CHART AND PERFORMANCE TABLE


   The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.


      The series commenced investment operations with the offering of Initial Class shares on May 1, 1998 and subsequently offered Service Class shares on May 1, 2000. Service Class share performance includes the performance of the series Initial Class shares for any applicable periods prior to the offering of Service Class shares (blended performance). Because operating expenses of Service Class shares are higher than those of the Initial Class shares, this blended Service Class share performance is higher than it would have been had Service Class shares had been offered for the entire period. Past performance is no guarantee of future results. Blended class performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees).


   BAR CHART

   The bar chart shows changes in the annual total returns of the series' Service Class shares, assuming the reinvestment of distributions.

[CHART]

2000    (19.61)%
2001     (5.25)%
2002    (31.80)%
2003     33.43%


      During the period shown in the bar chart, the highest quarterly return was 25.99% (for the calendar quarter ended December 31, 2001) and the lowest quarterly return was (23.50)% (for the calendar quarter ended September 30, 2001).

   PERFORMANCE TABLE

   This table shows how the average annual total returns of the series' shares compares to a broad measure of market performance and one or more other market indicators and assumes the investment of distributions.


   AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2003)



                                                                       1 YEAR    5 YEAR     LIFE*
   New Discovery Series--Service Class Shares                          33.43%     7.93%     7.37%
   Russell 2000(R) Growth Index**+                                     48.54%     0.86%    (1.11)%


----------

   * Series performance figures are for the period from the commencement of the series' investment operations on May 1, 1998, through December 31, 2003. Index returns are from May 1, 1998.
   ** The Russell 2000 Growth Index measures the performance of U.S. small-cap growth stocks.
   +  Source: Standard & Poor's Micropal, Inc.

   All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown, without these the results would have been less favorable.


-  PORTFOLIO MANAGER


   The fund is managed by a team of portfolio managers comprised of:
   Donald F. Pitcher, Jr. and Robert A. Henderson, each an MFS Senior Vice President. These individuals have each been a portfolio manager of the fund since: Mr. Pitcher - June 2002 and Mr. Henderson - April 2002 and have been employed in the MFS investment management area since: Mr. Pitcher - 1971 and Mr. Henderson - 1996.


   Members of the team may change from time to time, and a current list of team members is available by calling MFS at the telephone number listed in the back of this prospectus.

   10:  RESEARCH SERIES

-  INVESTMENT OBJECTIVE

   The series' investment objective is long-term growth of capital and future income. This objective may be changed without shareholder approval.

-  PRINCIPAL INVESTMENT POLICIES

   The series invests, under normal market conditions, at least 80% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. The series focuses on companies that MFS believes have favorable prospects for long-term growth, attractive valuations based on current and expected earnings or cash flow, dominant or growing market share, and superior management. The series may invest in companies of any size. The series' investments may include securities traded on securities exchanges or in the over-the-counter (OTC) markets.

   A committee of investment research analysts selects portfolio securities for the series. This committee includes investment analysts employed not only by MFS, but also by MFS' foreign investment advisory affiliates. The committee allocates the series' assets among various industries. Individual analysts then select what they view as the securities best suited to achieve the series' investment objective within their assigned industry responsibility. The series may invest in foreign securities (including emerging market securities), through which it may have exposure to foreign currencies.

   The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

-  PRINCIPAL RISKS OF AN INVESTMENT

   The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

   The principal risks of investing in the series are:

   - MARKET RISK: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

   - COMPANY RISK: Prices of securities react to the economic condition of the company that issued the security. The series' investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

   - OVER-THE-COUNTER RISK: OTC transactions involve risks in addition to those incurred by transactions in securities traded on exchanges. OTC listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the series may experience difficulty in purchasing or selling these securities at a fair price.

   - FOREIGN SECURITIES RISK: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

         - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

         - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

         - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

         -  Foreign markets may be less liquid and more volatile than U.S.
            markets.

         - Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters into the contract may fail to perform its obligations to the series.

   - ACTIVE OR FREQUENT TRADING RISK: The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the series' performance.

   - As with any mutual fund, you could lose money on your investment in the series.

   AN INVESTMENT IN THE SERIES IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.


-  BAR CHART AND PERFORMANCE TABLE


   The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.


      The series commenced investment operations with the offering of Initial Class shares on July 26, 1995 and subsequently offered Service Class shares on May 1, 2000. Service Class share performance includes the performance of the series Initial Class shares for any applicable periods prior to the offering of Service Class shares (blended performance). Because operating expenses of Service Class shares are higher than those of the Initial Class shares, this blended Service Class share performance is higher than it would have been had Service Class shares had been offered for the entire period. Past performance is no guarantee of future results. Blended class performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees).


   BAR CHART

   The bar chart shows changes in the annual total returns of the series' Service Class shares, assuming the reinvestment of distributions.

[CHART]

2000     (4.98)%
2001    (21.39)%
2002    (24.72)%
2003     24.37%


      During the period shown in the bar chart, the highest quarterly return was 14.57% (for the calendar quarter ended June 30, 2003) and the lowest quarterly return was (19.44)% (for the calendar quarter ended September 30, 2001).


   PERFORMANCE TABLE

   This table shows how the average annual total returns of the series' shares compares to a broad measure of market performance and one or more other market indicators and assumes the investment of distributions.


   AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2003)^



                                                                       1 YEAR    5 YEAR     LIFE*
   Research Series--Service Class Shares                               24.37%    (2.80)%    6.80%
   Standard & Poor's 500 Stock Index**+                                28.67%    (0.57)%   10.23%


----------


   ^ A portion of the returns shown is attributable to the receipt of a non-recurring payment in settlement of a class action lawsuit (see "Financial Highlights").


   * Series performance figures are for the period from the commencement of the series' investment operations, July 26, 1995, through December 31, 2003. Index returns are from August 1, 1995.
   ** Source: Standard & Poor's Micropal, Inc.
   + The Standard & Poor's 500 Stock Index (the S&P 500) is a commonly used measure of the broad U.S. stock market.

   All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown, without these the results would have been less favorable.


-  PORTFOLIO MANAGER

   The series is managed by a team of equity research analysts.

   Members of the team may change from time to time, and a current list of team members is available by calling MFS at the telephone number listed in the back of this prospectus.

   11:  STRATEGIC INCOME SERIES

-  INVESTMENT OBJECTIVES

   The series' investment objective is to provide high current income by investing in fixed income securities. Its secondary objective is to provide significant capital appreciation. The series' objectives may be changed without shareholder approval. Prior to May 1, 2002, the series' investment objective was to provide income and capital appreciation.

-  PRINCIPAL INVESTMENT POLICIES

   The series invests, under normal market conditions, at least 65% of its net assets in fixed income securities. These securities include:


   - U.S. GOVERNMENT SECURITIES, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed or supported by, the U.S. government or one of its agencies or instrumentalities, Although U.S. Government agencies or instrumentalities are chartered or sponsored by Congress, they may not be funded by Congress and securities issued by certain of these entities are not issued or guaranteed by the U.S. Treasury or supported by the full faith and credit of the U.S. Government.

   - FOREIGN GOVERNMENT SECURITIES, which are bonds or other debt obligations issued by foreign governments; these foreign government securities are either:


         - issued, guaranteed or supported as to payment of principal and interest by foreign governments, foreign government agencies, foreign semi-governmental entities, or supra-national entities, or

         - interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of foreign government securities,


   - MORTGAGE-BACKED AND ASSET-BACKED SECURITIES, which represent interests in a pool of assets such as mortgage loans, car loan receivables, or credit card receivables,

   - CORPORATE BONDS, which are bonds or other debt obligations issued by domestic or foreign corporations or similar entities; the series may invest in:


         - investment grade bonds, which are bonds assigned higher credit ratings by credit rating agencies or which are unrated and considered by the adviser to be comparable to higher rated bonds,

         - lower rated bonds, commonly known as junk bonds, which are bonds assigned lower credit ratings by credit rating agencies or which are unrated and considered by MFS to be comparable to lower rated bonds; the series may invest up to 100% of its net assets in junk bonds, and

         - crossover bonds, which are junk bonds that MFS expects will appreciate in value due to an anticipated upgrade in the issuer's credit-rating (thereby crossing over into investment grade bonds), and


   - EMERGING MARKET SECURITIES, which include the types of securities described above, issued by emerging market governments and corporations. These securities also include Brady Bonds, which are long-term bonds issued as part of a restructuring of defaulted commercial loans to emerging market countries.


   The series allocates its investments across these categories of fixed income securities with a view toward broad diversification across these categories and also within these categories. In selecting fixed income investments for the series, MFS considers the views of its large group of fixed income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed income markets. This three-month "horizon" outlook is used by the portfolio manager(s) of MFS' fixed income oriented funds (including the series) as a tool in making or adjusting a fund's asset allocations to various segments of the fixed income markets. In assessing the credit quality of fixed income securities, MFS does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.

   The series may invest in derivative securities. Derivatives are securities whose value may be based on other securities, currencies, interest rates, or indices. Derivatives include:

   -  futures and forward contracts,

   - options on futures contracts, foreign currencies, securities and bond indices,

   -  structured notes and indexed securities, and

   -  swaps, caps, floors and collars.

   The series is a non-diversified mutual fund. This means that the series may invest a relatively high percentage of its assets in a small number of issuers.

   The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

-  PRINCIPAL RISKS OF AN INVESTMENT

   The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

   The principal risks of investing in the series are:

   - ALLOCATION RISK: The series will allocate its investments among various segments of the fixed income markets based upon judgments made by MFS. The series could miss attractive investment opportunities by underweighting markets where there are significant returns, and could lose value by overweighting markets where there are significant declines.

   - INTEREST RATE RISK: When interest rates rise, the prices of fixed income securities in the series' portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the series' portfolio will generally rise.

   - MATURITY RISK: Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of the series' fixed income investments will affect the volatility of the series' share price.


   - CREDIT RISK: Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk. Investors should note that while securities issued by certain U.S. Government agencies or instrumentalities are guaranteed by the U.S. Government, securities issued by many U.S. Government agencies are not guaranteed by the U.S. Government.


   - LIQUIDITY RISK: The fixed income securities purchased by the series may be traded in the over-the-counter market rather than on an organized exchange and are subject to liquidity risk. This means that they may be harder to purchase or sell at a fair price. The inability to purchase or sell these fixed income securities at a fair price could have a negative impact on the series' performance.

   -  JUNK BOND RISK:

         - HIGHER CREDIT RISK: Junk bonds (including crossover bonds) are subject to a substantially higher degree of credit risk than higher rated bonds. During recessions, a high percentage of issuers of junk bonds may default on payments of principal and interest. The price of a junk bond may therefore fluctuate drastically due to bad news about the issuer or the economy in general.

         - HIGHER LIQUIDITY RISK: During recessions and periods of broad market declines, junk bonds could become less liquid, meaning that they will be harder to value or sell at a fair price.

   -  MORTGAGE-BACKED AND ASSET-BACKED SECURITIES RISK:

         -  Maturity Risk:

            - MORTGAGE-BACKED SECURITIES: A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

            - When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the series' mortgage-backed securities will result in an unforeseen loss of interest income to the series as the series may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the price of mortgage-backed securities does not increase as much as other fixed income securities when interest rates fall.

               - When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.

            - COLLATERALIZED MORTGAGE OBLIGATIONS: The series may invest in mortgage-backed securities called collateralized mortgage obligations (CMOs). CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, the series may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

            - ASSET-BACKED SECURITIES: Asset-backed securities have prepayment risks similar to mortgage-backed securities.


         - CREDIT RISK: As with any fixed income security, mortgage-backed and asset-backed securities are subject to the risk that the issuer will default on principal and interest payments. It may be difficult to enforce rights against the assets underlying mortgage-backed and asset-backed securities in the case of default. Investors should note that while securities issued by certain U.S. Government agencies or instrumentalities are guaranteed by the U.S. Government, securities issued by many U.S. Government agencies are not guaranteed by the U.S. Government. Mortgage-backed securities and asset-backed securities issued by private lending institutions or other financial intermediaries may be supported by insurance or other forms of guarantees.


   -  DERIVATIVES RISK:

         - HEDGING RISK: When a derivative is used as a hedge against an opposite position that the series also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

         - CORRELATION RISK: When the series uses derivatives to hedge, it takes the risk that changes in the value of the derivative will not match those of the asset being hedged. Incomplete correlation can result in unanticipated losses.

         - INVESTMENT RISK: When the series uses derivatives as an investment vehicle to gain market exposure, rather than for hedging purposes, any loss on the derivative investment will not be offset by gains on another hedged investment. The series is therefore directly exposed to the risks of that derivative. Gains or losses from derivative investments may be substantially greater than the derivative's original cost.

         - AVAILABILITY RISK: Derivatives may not be available to the series upon acceptable terms. As a result, the series may be unable to use derivatives for hedging or other purposes.

         - CREDIT RISK: When the series uses certain types of derivatives, it is subject to the risk that the other party to the agreement will not be able to perform.

   - FOREIGN SECURITIES: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

         - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

         - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

         - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

         -  Foreign markets may be less liquid and more volatile than U.S.
            markets.

         - Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters the contract may fail to perform its obligations to the series.

   - EMERGING MARKETS RISK: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.

   - ACTIVE OR FREQUENT TRADING RISK: The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the series' performance.

   - NON-DIVERSIFIED STATUS RISK: Because the series may invest a higher percentage of its assets in a small number of issuers, the series is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified fund.

   - As with any mutual fund, you could lose money on your investment in the series.

   AN INVESTMENT IN THE SERIES IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.


-  BAR CHART AND PERFORMANCE TABLE


   The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.


      The series commenced investment operations with the offering of Initial Class shares on June 14, 1994 and subsequently offered Service Class shares on May 1, 2000. Service Class share performance includes the performance of the series Initial Class shares for any applicable periods prior to the offering of Service Class shares (blended performance). Because operating expenses of Service Class shares are higher than those of the Initial Class shares, this blended Service Class share performance is higher than it would have been had Service Class shares had been offered for the entire period. Past performance is no guarantee of future results. Blended class performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees).


   BAR CHART

   The bar chart shows changes in the annual total returns of the series' Service Class shares, assuming the reinvestment of distributions.

[CHART]

2000     4.48%
2001     4.56%
2002     8.19%
2003    10.10%


      During the period shown in the bar chart, the highest quarterly return was 4.57% (for the calendar quarter ended June 30, 2003) and the lowest quarterly return was (0.91)% (for the calendar quarter ended June 30, 2001).

   PERFORMANCE TABLE

   This table shows how the average annual total returns of the series' shares compares to a broad measure of market performance and one or more other market indicators and assumes the investment of distributions.


   AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2003)



                                                                       1 YEAR    5 YEAR     LIFE*
   Strategic Income Series--Service Class Shares                       10.10%     4.87%      5.20%
   Lehman Brothers High Yield Index#+                                  28.97%     5.23%      7.49%
   Lehman Brothers Government Credit Index#++**                         4.67%     6.66%      7.77%
   Citigroup World Government Bond Index#+++***                        14.91%     5.75%      7.18%
   Citigroup World Government Bond Non-Dollar Hedged Index#@            1.88%     5.44%      8.27%
   Lehman Brothers Aggregate Bond Index#@@                              4.10%     6.62%      7.68%
   JP Morgan Emerging Market Bond Index Global#@@@                     25.66%    15.40%     13.47%


----------

   * Series performance figures are for the period from the commencement of the series' investment operations, June 14, 1994, through December 31, 2003. Index returns are from June 1, 1994. The Lipper return is from May 31, 1994.
   #     Source: Standard & Poor's Micropal, Inc.
   + The Lehman Brothers High Yield Index measures the performance of the high-yield bond market.
   ++ The Lehman Brothers Government Credit Index measures the performance of all debt obligations of the U.S. Treasury and U.S. government agencies, and all investment-grade domestic corporate debt.
   +++ The Citigroup World Government Bond Index measures the government bond markets around the world.
   ** Effective June 9, 2003, we no longer use the Lehman Brothers Government Credit Index as a benchmark because we believe the Lehman Brothers Aggregate Bond Index better reflects the series' investment policies and objectives.
   *** Effective June 9, 2003, we no longer use the Citigroup World Government Bond Index as a benchmark because we believe the Citigroup World Government Bond Non-Dollar Hedged Index better reflects the series' investment policies and objectives.
   @ The Citigroup World Government Non-dollar Hedged Index measures the government bond markets around the world, ex-U.S.
   @@ The Lehman Brothers Aggregate Bond Index is a measure of the U.S. bond market.
   @@@ The J.P. Morgan Emerging Markets Bond Index Global (the EMBI Global) tracks debt instruments in the emerging markets (includes a broader array of countries than the EMBI Plus).

   All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown, without these the results would have been less favorable.

-  PORTFOLIO MANAGER

   Peter C. Vaream is the portfolio manager of the series. Mr. Vaream, a Senior Vice President of the adviser, has been employed in the investment management area of the adviser since 1992 and has been the series' portfolio manager since October 1, 2001.

   12:  TOTAL RETURN SERIES

-  INVESTMENT OBJECTIVES

   The series' main investment objective is to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital. Its secondary objective is to provide reasonable opportunity for growth of capital and income. These objectives may be changed without shareholder approval.

-  PRINCIPAL INVESTMENT POLICIES

   The series is a "balanced fund," and invests in a combination of equity and fixed income securities. Under normal market conditions, the series invests:

   - at least 40%, but not more than 75%, of its net assets in common stocks and related securities (referred to as equity securities), such as preferred stock; bonds, warrants or rights convertible into stock; and depositary receipts for those securities, and

   -  at least 25% of its net assets in non-convertible fixed income securities.

   The series may vary the percentage of its assets invested in any one type of security (within the limits described above) in accordance with MFS's interpretation of economic and money market conditions, fiscal and monetary policy and underlying security values.

   Consistent with the series' principal investment policies the series may invest in foreign securities, and may have exposure to foreign currencies through its investment in these securities.

   EQUITY INVESTMENTS. While the series may invest in all types of equity securities, MFS generally seeks to purchase for the series equity securities, such as common stocks, preferred stocks, convertible securities and depositary receipts, of companies that MFS believes are undervalued in the market relative to their long-term potential. The equity securities of these companies may be undervalued because:

   - they are viewed by MFS as being temporarily out of favor in the market due to

         -  a decline in the market,

         -  poor economic conditions,

         - developments that have affected or may affect the issuer of the securities or the issuer's industry, or

   -  the market has overlooked them.

   Undervalued equity securities generally have low price-to-book, price-to-sales and/or price-to-earnings ratios. The series focuses on undervalued equity securities issued by companies with relatively large market capitalizations (i.e., market capitalizations of $5 billion or more).

   As noted above, the series' investments in equity securities include convertible securities. A convertible security is a security that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security generally provides:

   -  a fixed income stream, and

   - the opportunity, through its conversion feature, to participate in an increase in the market price of the underlying common stock.

   MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (including the equity portion of the series) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the series' portfolio manager and MFS' large group of equity research analysts.

   FIXED INCOME INVESTMENTS. The series invests in securities which pay a fixed interest rate, which include:


   - U.S. GOVERNMENT SECURITIES, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed or supported by, the U.S. government or one of its agencies or instrumentalities, Although U.S. Government agencies or instrumentalities are chartered or sponsored by Congress, they may not be funded by Congress and securities issued by certain of these entities are not issued or guaranteed by the U.S. Treasury or supported by the full faith and credit of the U.S. Government.

   - MORTGAGE-BACKED AND ASSET-BACKED SECURITIES, which represent interests in a pool of assets such as mortgage loans, car loan receivables, or credit card receivables. These investments entitle the series to a share of the principal and interest payments made on the underlying mortgage, car loan, or credit card. For example, if the series invests in a pool that includes your mortgage loan, a share of the principal and interest payments on your mortgage would pass to the series, and

   - CORPORATE BONDS, which are bonds or other debt obligations issued by corporations or other similar entities, including lower rated securities commonly referred to as junk bonds.

   In selecting fixed income investments for the series, MFS considers the views of its large group of fixed income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed income markets. This three-month "horizon" outlook is used by the portfolio manager(s) of MFS' fixed-income oriented series (including the fixed-income portion of the series) as a tool in making or adjusting a series' asset allocations to various segments of the fixed income markets. In assessing the credit quality of fixed-income securities, MFS does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.

-  PRINCIPAL RISKS OF AN INVESTMENT

   The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

   The principal risks of investing in the series are:

   - ALLOCATION RISK: The series will allocate its investments between equity and fixed income securities, and among various segments of the fixed income markets, based upon judgments made by MFS. The series could miss attractive investment opportunities by underweighting markets where there are significant returns, and could lose value by overweighting markets where there are significant declines.

   - FOREIGN SECURITIES RISK: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

         - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

         - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

         - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

         -  Foreign markets may be less liquid and more volatile than U.S.
            markets.

         - Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters into the contract may fail to perform its obligations to the series.

   - MARKET RISK: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

   - UNDERVALUED SECURITIES RISK: Prices of securities react to the economic condition of the company that issued the security. The series' equity investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions. MFS will invest in securities that are undervalued based on its belief that the market value of these securities will rise due to anticipated events and investor perceptions. If these events do not occur or are delayed, or if investor perceptions about the securities do not improve, the market price of these securities may not rise or may fall.

   - INTEREST RATE RISK: When interest rates rise, the prices of fixed income securities in the series' portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the series' portfolio will generally rise.

   - CONVERTIBLE SECURITIES RISK: Convertible securities, like fixed income securities, tend to increase in value when interest rates decline and decrease in value when interest rates rise. The market value of a convertible security also tends to increase as the market value of the underlying stock rises and decrease as the market value of the underlying stock declines.

   - MATURITY RISK: Interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of the series' fixed income investments will affect the volatility of the series' share price.


   - CREDIT RISK: Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk. Investors should note that while securities issued by certain U.S. Government agencies or instrumentalities are guaranteed by the U.S. Government, securities issued by many U.S. Government agencies are not guaranteed by the U.S. Government.


   -  JUNK BOND RISK:

         - HIGHER CREDIT RISK: Junk bonds are subject to a substantially higher degree of credit risk than higher rated bonds. During recessions, a high percentage of issuers of junk bonds may default on payments of principal and interest. The price of a junk bond may therefore fluctuate drastically due to bad news about the issuer or the economy in general.

         - HIGHER LIQUIDITY RISK: During recessions and periods of broad market declines, junk bonds could become less liquid, meaning that they will be harder to value or sell at a fair price.

   - LIQUIDITY RISK: The fixed income securities purchased by the series may be traded in the over-the-counter market rather than on an organized exchange and are subject to liquidity risk. This means that they may be harder to purchase or sell at a fair price. The inability to purchase or sell these fixed income securities at a fair price could have a negative impact on the series' performance.

   -  MORTGAGE-BACKED AND ASSET-BACKED SECURITIES:

         -  MATURITY RISK:

            - MORTGAGE-BACKED SECURITIES: A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

                  - When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the series' mortgage-backed securities will result in an unforeseen loss of interest income to the series as the series may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgage-backed securities does not increase as much as other fixed income securities when interest rates fall.

                  - When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.

            - COLLATERALIZED MORTGAGE OBLIGATIONS: The series may invest in mortgage-backed securities called collateralized mortgage obligations (CMOs). CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, the series may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

            - ASSET-BACKED SECURITIES: Asset-backed securities have prepayment risks similar to mortgage-backed securities.


         - CREDIT RISK: As with any fixed income security, mortgage-backed and asset-backed securities are subject to the risk that the issuer will default on principal and interest payments. It may be difficult to enforce rights against the assets underlying mortgage-backed and asset-backed securities in the case of default. Investors should note that while securities issued by certain U.S. Government agencies or instrumentalities are guaranteed by the U.S. Government, securities issued by many U.S. Government agencies are not guaranteed by the U.S. Government. Mortgage-backed securities and asset-backed securities issued by private lending institutions or other financial intermediaries may be supported by insurance or other forms of guarantees.


   - As with any mutual fund, you could lose money on your investment in the series.

   AN INVESTMENT IN THE SERIES IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

-  BAR CHART AND PERFORMANCE TABLE


   The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.


      The series commenced investment operations with the offering of Initial Class shares on January 3, 1995 and subsequently offered Service Class shares on May 1, 2000. Service Class share performance includes the performance of the series Initial Class shares for any applicable periods prior to the offering of Service Class shares (blended performance). Because operating expenses of Service Class shares are higher than those of the Initial Class shares, this blended Service Class share performance is higher than it would have been had Service Class shares had been offered for the entire period. Past performance is no guarantee of future results. Blended class performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees).



   BAR CHART

   The bar chart shows changes in the annual total returns of the series' Service Class shares, assuming the reinvestment of distributions.

[CHART]

2000    15.84%
2001     0.02%
2002    (5.35)%
2003    16.00%


      During the period shown in the bar chart, the highest quarterly return was 10.27% (for the calendar quarter ended June 30, 2003) and the lowest quarterly return was (7.97)% (for the calendar quarter ended September 30, 2002).


   PERFORMANCE TABLE

   This table shows how the average annual total returns of the series' shares compares to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.


   AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2003)



                                                          1 YEAR     5 YEAR     LIFE*
   Total Return Series--Service Class Shares              16.00%      5.57%     11.22%
   Standard & Poor's 500 Stock Index**+                   28.67%     (0.57)%    12.20%
   Lehman Brothers Aggregate Bond Index**@                 4.10%      6.62%      8.10%


----------

   * Series performance figures are for the period from the commencement of the series' investment operations, January 3, 1995, through December 31, 2003. Index returns are from January 1, 1995.

   **  Source: Standard & Poor's Micropal, Inc.
   + The Standard & Poor's 500 Stock Index (the S&P 500) is a commonly used measure of the broad U.S. stock market.
   @ The Lehman Brothers Aggregate Bond Index is a measure of the U.S. bond market.

   All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown, without these the results would have been less favorable.


-  PORTFOLIO MANAGER


   This series is managed by a team of portfolio managers, headed by David M. Calabro. The team is comprised of Kenneth J. Enright, Steven R. Gorham, Constantinos G. Mokas and Lisa B. Nurme, each an MFS Senior Vice President and a portfolio manager of the series' equity portion, and Brooks Taylor, an MFS Vice President, also a portfolio manager of the series' equity portion, along with Michael W. Roberge, an MFS Senior Vice President, and William J. Adams, an MFS Vice President, and each a portfolio manager of the series' fixed income securities. These individuals have been the series' portfolio managers since: Mr. Calabro - 1995, Mr. Enright - 1999, Mr. Gorham
   - 2002, Mr. Mokas - 1998, Ms. Nurme - 1995, Mr. Roberge - 2002, Mr. Adams and Mr. Taylor - February 2004, and have been employed in the MFS investment management area since: Mr. Calabro - 1992, Mr. Enright - 1986, Mr. Gorham - 1992, Mr. Mokas - 1990, Ms. Nurme - 1987, Mr. Roberge and Mr. Taylor - 1996 and Mr. Adams - 1997.



   Members of the team may change from time to time, and a current list of team members is available by calling MFS at the telephone number listed in the back of this prospectus.

   13:   UTILITIES SERIES

-  INVESTMENT OBJECTIVE

   The series' investment objective is to seek capital growth and current income (income above that available from a portfolio invested entirely in equity securities). This objective may be changed without shareholder approval.

-  PRINCIPAL INVESTMENT POLICIES

   The series invests, under normal market conditions, at least 80% of its net assets in equity and debt securities of domestic and foreign companies (including emerging markets) in the utilities industry. MFS considers a company to be in the utilities industry if, at the time of investment, MFS determines that a substantial portion of the company's assets or revenues are derived from one or more utilities. Securities in which the series invests are not selected based upon what sector of the utilities industry a company is in (i.e., electric, gas, telecommunications) or upon a company's geographic region. Companies in the utilities industry include:

   - companies engaged in the manufacture, production, generation, transmission, sale or distribution of electric, gas or other types of energy, water or other sanitary services; and

   - companies engaged in telecommunications, including telephone, cellular telephone, telegraph, satellite, microwave, cable television and other communications media (but not companies engaged in public broadcasting).

   The series is a non-diversified mutual fund. This means that the series may invest a relatively high percentage of its assets in one or a few issuers.

   The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

   EQUITY INVESTMENTS. MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (including the equity portion of the series) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the series' portfolio manager and MFS' large group of equity research analysts. In performing this analysis and selecting securities for the series, MFS places particular emphasis on each of the following factors:

   -  the current regulatory environment;

   -  the strength of the company's management team; and

   - the company's growth prospects and valuation relative to its long-term potential.

   Equity securities purchased by the series consist of common stocks, preferred stocks, convertible securities and depositary receipts. Equity securities may be listed on a securities exchange or traded in the over-the-counter markets.

   As noted above, the series' investments in equity securities include convertible securities. A convertible security is a security that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security generally provides:

   -  a fixed income stream, and

   - the opportunity, through its conversion feature, to participate in an increase in the market price of the underlying common stock.

   FIXED INCOME INVESTMENTS.   The series invests in securities which pay a
   fixed interest rate. These securities include:


   - CORPORATE BONDS, which are bonds or other debt obligations issued by corporations or similar entities, including lower rated bonds, commonly known as junk bonds, which are bonds assigned low credit ratings by credit rating agencies or which are unrated and considered by MFS to be comparable in quality to lower rated bonds;

   - MORTGAGE-BACKED SECURITIES AND ASSET-BACKED SECURITIES, which are securities that represent interests in a pool of assets such as mortgage loans, car loan receivables, or credit card receivables. These investments entitle the series to a share of the principal and interest payments made on the underlying mortgage, car loan, or credit card. For example, if the series invested in a pool that included your mortgage loan, a share of the principal and interest payments on your mortgage would pass to the series;

   - U.S. GOVERNMENT SECURITIES, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed or supported by, the U.S. government or one of its agencies or instrumentalities; Although U.S. Government agencies or instrumentalities are chartered or sponsored by Congress, they may not be funded by Congress and securities issued by certain of these entitles are not issued or guaranteed by the U.S. Treasury or supported by the full faith and credit of the U.S. Government.


   - JUNK BONDS, which are bonds assigned low credit ratings by credit rating agencies or which are unrated and considered by MFS to be comparable to lower rated bonds.

   In selecting fixed income investments for the series, MFS considers the views of its large group of fixed income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed income markets. This three-month "horizon" outlook is used by the portfolio manager(s) of MFS' fixed-income oriented series (including the fixed-income portion of the series) as a tool in making or adjusting a series' asset allocations to various segments of the fixed income markets. In assessing the credit quality of fixed-income securities, MFS does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.

   FOREIGN SECURITIES.    The series invests in foreign securities (including
   emerging markets securities) such as:

   -  equity securities of foreign companies in the utilities industry,

   - fixed income securities of foreign companies in the utilities industry, and

   -  fixed income securities issued by foreign governments.

   These investments may expose the series to foreign currencies.

-  PRINCIPAL RISKS OF AN INVESTMENT

   The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

   The principal risks of investing in the series are:


   - CONCENTRATION RISK: The series' investment performance will be closely tied to the performance of utility companies. Many utility companies, especially electric and gas and other energy related utility companies, are subject to various uncertainties, including:


         -  risks of increases in fuel and other operating costs;

         - restrictions on operations and increased costs and delays as a result of environmental and nuclear safety regulations;

         -  coping with the general effects of energy conservation;

         - technological innovations which may render existing plants, equipment or products obsolete;

         -  the potential impact of natural or man-made disasters;

         - difficulty obtaining adequate returns on invested capital, even if frequent rate increases are approved by public service commissions;

         -  the high cost of obtaining financing during periods of inflation;

         - difficulties of the capital markets in absorbing utility debt and equity securities; and

         -  increased competition.

   For example, electric utilities in California have experienced financial difficulties recently related to changes in regulations and price volatility in the oil and natural gas markets. Similar difficulties could arise for other types of utilities or in other regions.

   Furthermore, there are uncertainties resulting from certain telecommunications companies' diversification into new domestic and international businesses as well as agreements by many such companies linking future rate increases to inflation or other factors not directly related to the active operating profits of the enterprise. Because utility companies are faced with the same obstacles, issues and regulatory burdens, their securities may react similarly and more in unison to these or other market conditions. These price movements may have a larger impact on the series than on a series with a more broadly diversified portfolio.

   - REGULATION AND DEREGULATION: The value of utility company securities may decline because governmental regulation controlling the utilities industry can change. This regulation may prevent or delay the utility company from passing along cost increases to its customers. Furthermore, regulatory authorities may not grant future rate increases. Any increases granted may not be adequate to permit the payment of dividends on common stocks. Deregulation in some markets has resulted in increased costs and competition for utilities companies and great volatility in those companies' securities prices.

   - MARKET RISK: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

   - COMPANY RISK: Prices of securities react to the economic condition of the company that issued the security. The series' investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

   - INTEREST RATE RISK: When interest rates rise, the prices of fixed income securities in the series' portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the series' portfolio will generally rise.

   - CONVERTIBLE SECURITIES RISK: Convertible securities, like fixed income securities, tend to increase in value when interest rates decline and decrease in value when interest rates rise. The market value of a convertible security also tends to increase as the market value of the underlying stock rises and decrease as the market value of the underlying stock declines.

   - MATURITY RISK: Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of the series' fixed income investments will affect the volatility of the series' share price.


   - CREDIT RISK: Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk. Investors should note that while securities issued by certain U.S. Government agencies or instrumentalities are guaranteed by the U.S. Government, securities issued by many U.S. Government agencies are not guaranteed by the U.S. Government.


   -  JUNK BOND RISK

         - HIGHER CREDIT RISK: Junk bonds are subject to a substantially higher degree of credit risk than higher rated bonds. During recessions, a high percentage of issuers of junk bonds may default on payments of principal and interest. The price of a junk bond may therefore fluctuate drastically due to bad news about the issuer or the economy in general.

         - HIGHER LIQUIDITY RISK: During recessions and periods of broad market declines, junk bonds could become less liquid, meaning that they will be harder to value or sell at a fair price.

   -  MORTGAGE-BACKED AND ASSET-BACKED SECURITIES RISK

         -  MATURITY RISK:

            - MORTGAGE-BACKED SECURITIES: A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

                  - When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the series' mortgage-backed securities will result in an unforeseen loss of interest income to the series as the series may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgage-backed securities do not increase as much as other fixed income securities when interest rates fall.

                  - When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.

            - COLLATERALIZED MORTGAGE OBLIGATIONS: The series may invest in mortgage-backed securities called collateralized mortgage obligations (CMOs). CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, the series may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

            - ASSET-BACKED SECURITIES: Asset-backed securities have prepayment risks similar to mortgage-backed securities.


         - CREDIT RISK: As with any fixed income security, mortgage-backed and asset-backed securities are subject to the risk that the issuer will default on principal and interest payments. It may be difficult to enforce rights against the assets underlying mortgage-backed and asset-backed securities in the case of default. Investors should note that while securities issued by certain U.S. Government agencies or instrumentalities are guaranteed by the U.S. Government, securities issued by many U.S. Government agencies are not guaranteed by the U.S. Government. Mortgage-backed securities and asset-backed securities issued by private lending institutions or other financial intermediaries may be supported by insurance or other forms of guarantees.


   - FOREIGN SECURITIES RISK: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

         - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

         - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

         - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

         -  Foreign markets may be less liquid and more volatile than U.S.
            markets.

         - Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters into the contract may fail to perform its obligations to the series.

   - EMERGING MARKETS RISK: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.

   - NON-DIVERSIFIED STATUS RISK: Because the series may invest a higher percentage of its assets in a small number of issuers, the series is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified fund.

   - ACTIVE OR FREQUENT TRADING RISK: The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the series' performance.

   - As with any mutual fund, you could lose money on your investment in the series.

   AN INVESTMENT IN THE SERIES IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.


-  BAR CHART AND PERFORMANCE TABLE


   The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.


      The series commenced investment operations with the offering of Initial Class shares on January 3, 1995 and subsequently offered Service Class shares on May 1, 2000. Service Class share performance includes the performance of the series Initial Class shares for any applicable periods prior to the offering of Service Class shares (blended performance). Because operating expenses of Service Class shares are higher than those of the Initial Class shares, this blended Service Class share performance is higher than it would have been had Service Class shares had been offered for the entire period. Past performance is no guarantee of future results. Blended class performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees).

   BAR CHART

   The bar chart shows changes in the annual total returns of the series' Service Class shares, assuming the reinvestment of distributions.

[CHART]

2000      7.07%
2001    (24.44)%
2002    (22.90)%
2003     35.57%


      During the period shown in the bar chart, the highest quarterly return was 20.16% (for the calendar quarter ended June 30, 2003) and the lowest quarterly return was (16.41)% (for the calendar quarter ended September 30, 2001).


   PERFORMANCE TABLE

   This table shows how the average annual total returns of the series' shares compares to a broad measure of market performance and one or more other market indicators and assumes the investment of distributions.


   AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2003)



                                                          1 YEAR     5 YEAR     LIFE*
   Utilities Series--Service Class Shares                 35.57%      2.04%     11.82%
   Standard & Poor's Utilities Index**+                   26.26%     (2.57)%     6.50%


----------

   * Series performance figures are for the period from the commencement of the series' investment operations on January 3, 1995, through December 31, 2003. Index returns are from January 1, 1995.
   ** The Standard & Poor's Utilities Index measures the performance of the utility sector.
   +   Source: Standard & Poor's Micropal, Inc.

   All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown, without these the results would have been less favorable.


-  PORTFOLIO MANAGER

   Maura A. Shaughnessy, a Senior Vice President of the adviser, has been employed in the investment management area of the adviser since 1991. Ms. Shaughnessy has been the series' portfolio manager since its inception.

   14:   VALUE SERIES

-  INVESTMENT OBJECTIVE

   The series' investment objective is to seek capital appreciation and reasonable income. This objective may be changed without shareholder approval.

-  PRINCIPAL INVESTMENT POLICIES

   The series invests, under normal market conditions, at least 65% of its net assets in income producing equity securities of companies which the adviser believes are undervalued in the market relative to their long term potential. Equity securities include common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. While the series may invest in companies of any size, the series generally focuses on undervalued companies with large market capitalizations. The equity securities of these companies may be undervalued because:

   -  they are temporarily out of favor in the market due to

         -  a decline in the market

         -  poor economic conditions

         - developments that have affected or may affect the issuer of the securities or the issuer's industry

   -  the market has overlooked them.

   Undervalued equity securities generally have low price-to-book, price-to-sales and/or price-to-earnings ratios. The series seeks to achieve a gross yield that exceeds that of the Standard & Poor's 500 Composite Stock Index. Equity securities may be listed on a securities exchange or traded in the over-the-counter (OTC) markets.

   MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (such as the series) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the series' portfolio manager and MFS' large group of equity research analysts.

   The series may invest in foreign securities through which it may have exposure to foreign currencies.

-  PRINCIPAL RISKS OF AN INVESTMENT

   The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objectives, that are not described here.

   The principal risks of investing in the series are:

   - MARKET RISK: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

   - UNDERVALUED SECURITIES RISK: The series may invest in securities that are undervalued based on its belief that the market value of these securities will rise due to anticipated events and investor perceptions. If these events do not occur or are delayed, or if investor perceptions about the securities do not improve, the market price of these securities may not rise as expected or may fall.

   - LARGE CAP COMPANIES RISK: Large cap companies tend to go in and out of favor based on market and economic conditions. Large cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potential lower risk, the series' value may not rise as much as the value of series that emphasize smaller cap companies.

   - INTEREST RATE RISK: Income producing equity securities may react like fixed income securities to changes in interest rates. Thus, when interest rates rise, the prices of income producing equity securities may fall. Conversely, a decrease in interest rates may cause these securities to increase in value.

   - FOREIGN MARKETS RISK: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

         - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

         - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

         - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

         -  Foreign markets may be less liquid and more volatile than U.S.
            markets.

         - Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters into the contract may fail to perform its obligations to the series.

   - OVER-THE-COUNTER RISK: OTC transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the series may experience difficulty in buying and selling these stocks at prevailing market prices.

   - As with any mutual fund, you could lose money on your investment in the series.

   AN INVESTMENT IN THE SERIES IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.


-  BAR CHART AND PERFORMANCE TABLE

   The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.

   BAR CHART

   The bar chart shows changes in the annual total returns of the series' Service Class shares, assuming the reinvestment of distributions.


[CHART]

2003    24.71%


      During the period shown in the bar chart, the highest quarterly return was 14.96% (for the calendar quarter ended June 30, 2003) and the lowest quarterly return was (6.38)% (for the calendar quarter ended March 31, 2003).

   PERFORMANCE TABLE

   This table shows how the average annual total returns of the series' shares compares to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.

   AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2003)



                                                                  1 YEAR      LIFE*
   Value Series--Service Class Shares                             24.71%      3.69%
   Russell 1000 Value Index**+                                    30.03%      4.81%


----------

   * Series performance figures are for the period from the commencement of the series' investment operations, January 2, 2002, through December 31, 2003. Index returns are from January 1, 2002.
   **  Source: Standard & Poor's Micropal, Inc.
   + The Russell 1000 Value Index measures the performance of Large-Cap U.S. Value Stocks.

   All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown, without these the results would have been less favorable.


-  PORTFOLIO MANAGER

   Lisa B. Nurme and Steven R. Gorham, each a Senior Vice President of the adviser, are the series' portfolio managers. Ms. Nurme has been a portfolio manager of the series since inception and has been employed in the investment management area of the adviser since 1987. Mr. Gorham is a portfolio manager of the series effective January 21, 2002 and has been employed in the investment management area of the adviser since 1992.

 III     CERTAIN INVESTMENT STRATEGIES AND RISKS

-  FURTHER INFORMATION ON INVESTMENT STRATEGIES AND RISKS

   Each series may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the series and therefore are not described in this prospectus. The types of securities and investment techniques and practices in which a series may engage, including the principal investment techniques and practices described above, are identified in Appendix A to this Prospectus, and are discussed, together with their risks, in the trust's Statement of Additional Information (referred to as the SAI), which you may obtain by contacting MFS Service Center, Inc. (see back cover for address and phone number).

-  TEMPORARY DEFENSIVE POLICIES

   Each series may depart from its principal investment strategies by temporarily investing for defensive purposes when adverse market, economic or political conditions exist. While a series invests defensively, it may not be able to pursue its investment objective. A series defensive investment position may not be effective in protecting its value.

-  ACTIVE OR FREQUENT TRADING


   Each series may engage in active or frequent trading to achieve its principal investment strategies. This may result in the realization and distribution to shareholders of higher capital gains as compared to a series with less active trading policies. Frequent trading also increases transaction costs, which could detract from the series' performance.


 IV      MANAGEMENT OF THE SERIES


-  INVESTMENT ADVISER

   Massachusetts Financial Services Company (referred to as MFS or the adviser) is the investment adviser to each series. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $140.3 billion as of December 31, 2003. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.


   MFS provides investment management and related administrative services and facilities to each series, including portfolio management and trade execution. For these services, each series pays MFS an annual management fee as set forth in the Expense Summary.

   MFS or its affiliates generally pay an administrative service fee to insurance companies which use the series as underlying investment vehicles for their variable annuity and variable life insurance contracts based upon the aggregate net assets of the series attributable to these contracts. These fees are not paid by the series, their shareholders, or by the contract holders.

-  ADMINISTRATOR

   MFS provides each series with certain financial, legal, compliance, shareholder communications and other administrative services. MFS is reimbursed by each series for a portion of the costs it incurs in providing these services.

-  DISTRIBUTOR

   MFS Fund Distributors, Inc. (referred to as MFD), a wholly owned subsidiary of MFS, is the distributor of shares of the series.

-  SHAREHOLDER SERVICING AGENT

   MFS Service Center, Inc. (referred to as MFSC), a wholly owned subsidiary of MFS, performs transfer agency and certain other services for each series, for which it receives compensation from each series.

 V       DESCRIPTION OF SHARES

   The trust offers two classes of shares--initial class shares and service class shares (except the Money Market Series only offers initial class shares). Service class shares, which bear a Rule 12b-1 distribution fee, are offered through this prospectus. Over time, these fees will increase the cost of your shares and may cost you more than paying other type of sale charges. Initial class shares are available through a separate prospectus. If you would like to receive a copy of this other prospectus, please call the MFS Service Center at the telephone number referenced at the back of this document. These shares are offered to separate accounts established by insurance companies in order to serve as investment vehicles for variable annuity and variable life insurance contracts. The trust also offers shares of each of its series to qualified pension and retirement plans. All purchases, redemptions and exchanges of shares are made through these insurance company separate accounts and plans, which are the record owner of the shares. Contract holders and plan beneficiaries seeking to purchase, redeem or exchange interests in the trust's shares should consult with the insurance company which issued their contracts or their plan sponsor.

 VI      OTHER INFORMATION

-  PRICING OF SERIES' SHARES


   The price of each class of the series' shares is based on its net asset value. The net asset value of each class of shares is determined once each day during which the New York Stock Exchange is open for trading as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern time) (referred to as the valuation time). The New York Stock Exchange is closed on most national holidays and Good Friday. To determine net asset value, each series, except for the MFS Money Market Series, values its assets at current market prices where current market prices are readily available, or at fair value as determined under the direction of the Board of Trustees when a determination is made that current market prices are not readily available. For example, in valuing securities that trade principally on foreign markets, the series use the most recent closing market prices where available from the markets on which they principally trade, unless the most recent closing market prices, in the series' judgment, do not represent current market values of these securities. Because developments that could affect the values of foreign securities may occur between the close of the foreign market where the security is principally traded and the series' valuation time, such closing prices may not be reflective of current market prices and current market prices may not be readily available when the series determines its net asset value, and therefore the series may adjust closing market prices of foreign securities to reflect what it believes to be the fair value of the securities as of the series' valuation time. The MFS Money Market Series values its assets using the amortized cost method.


   Insurance companies and plan sponsors are the designees of the trust for receipt of purchase, exchange and redemption orders from contractholders and plan beneficiaries. An order submitted to the trust's designee by the valuation time will receive the net asset value next calculated; provided that the trust receives notice of the order generally by 9:30 a.m. eastern time on the next day on which the New York Stock Exchange is open for trading.

   Certain series invest in securities which are primarily listed on foreign exchanges that trade on weekends and other days when the series does not price its shares. Therefore, the value of these series' shares may change on days when you will not be able to purchase or redeem their shares.

-  DISTRIBUTIONS

   Each series intends to pay substantially all of its net income (including any realized net capital and net foreign currency gains) to shareholders as dividends at least annually.

-  TAX CONSIDERATIONS

   The following discussion is very general. You are urged to consult your tax adviser regarding the effect that an investment in a series may have on your tax situation. Each series of the trust is treated as a separate corporation for federal tax purposes. As long as a series qualifies for treatment as a regulated investment company (which each series has done in the past and intends to do in the future), it pays no federal income tax on the net earnings and net realized gains it distributes to shareholders. In addition, each series also intends to continue to diversify its assets to satisfy the federal diversification tax rules applicable to separate accounts that fund variable insurance and annuity contracts.

   Shares of the series are offered to insurance company separate accounts and to qualified retirement and pension plans. You should consult with the insurance company that issued your contract or your plan sponsor to understand the federal tax treatment of your investment.

-  RIGHT TO REJECT OR RESTRICT PURCHASE AND EXCHANGE ORDERS


   Purchases and exchanges should be made for investment purposes only. The series reserve the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by an insurance company or retirement plan sponsor through which the transaction is placed. In the event that the series reject or cancel an exchange request, neither the redemption nor the purchase side of the exchange will be processed. The series reserve the right to delay for up to one business day the processing of exchange requests in the event that, in the series' judgment, such delay would be in the series' best interest, in which case both the redemption and purchase side of the exchange will be processed at the conclusion of the delay period.


-  EXCESSIVE TRADING PRACTICES


   EXCESSIVE TRADING POLICIES. Excessive trading into and out of the series can disrupt portfolio investment strategies and increase series' operating expenses. The series are not designed to accommodate excessive trading practices. The series and their agents reserve the right to restrict, reject or cancel purchase and exchange orders, as described above, which represent excessive trading.

   Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the series or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the series and their agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. In addition, the series receive purchase, exchange and redemption orders from insurance companies and retirement plans which maintain omnibus accounts with the series. Omnibus account arrangements are common forms of holding shares of a series, particularly among insurance companies offering variable insurance products and retirement plans. These arrangements often permit multiple investors (e.g., contract holders and plan participants) to aggregate their respective share ownership positions and purchase, redeem and exchange series' shares where the identity of the particular shareholder(s) is not known to a series. Therefore, the ability of the series to detect excessive trading practices with respect to shares held through omnibus arrangements is limited, and trading patterns representing a significant percentage of shareholders' account activity may not be monitored by the series.

   To the extent that the series or their agents are unable to curtail excessive trading practices in a series, these practices may interfere with the efficient management of the series' portfolio, and may result in the series engaging in certain activities to a greater extent then it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the series' operating costs and decrease the series' investment performance, and maintenance of a higher level of cash balances would likewise result in lower series investment performance during periods of rising markets.

   For series that significantly invest in foreign securities traded on markets which may close prior to when the series determines their net asset value as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) (referred to as the valuation time), excessive trading by certain shareholders may cause dilution in the value of series shares held by other shareholders. Because events may occur after the close of these foreign markets and before the series' valuation time that influence the value of these foreign securities, investors may seek to trade series shares in an effort to benefit from their understanding of the value of these foreign securities as of the series' valuation time (referred to as price arbitrage). The series have procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what they believe to be the fair value of the securities as of the series' valuation time, (referred to as fair valuation procedures), as described under "Other Information - Pricing of Series' Shares" above. To the extent that the series do not accurately value foreign securities as of their valuation time, investors engaging in price arbitrage may cause dilution in the value of series shares held by other shareholders.

   For series that significantly invest in high yield (commonly known as junk bonds) or small cap equity securities, because these securities are often infrequently traded, investors may seek to trade series shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of the series' portfolio to a greater degree than series which invest in highly liquid securities, in part, because the series may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful arbitrage may also cause dilution in the value of series shares held by other shareholders.


-  IN-KIND DISTRIBUTIONS

   The series have reserved the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash). In the event that the series makes an in-kind distribution, you could incur the brokerage and transaction charges when converting the securities to cash, and the securities may increase or decrease in value until you sell them. The series do not expect to make in-kind distributions.

-  UNIQUE NATURE OF SERIES

   MFS may serve as the investment adviser to other funds which have investment goals and principal investment policies and risks similar to those of the series, and which may be managed by the series' portfolio manager(s). While a series may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between a series and these similar products, including differences in sales charges, expense ratios and cash flows.

-  POTENTIAL CONFLICTS

   Shares of the series are offered to the separate accounts of insurance companies that may be affiliated or unaffiliated with MFS and each other ("shared funding") and may serve as the underlying investments for both variable annuity and variable life insurance contracts ("mixed funding"). Due to differences in tax treatment or other considerations, the interests of various contract owners might at some time be in conflict. The trust currently does not foresee any such conflict. Nevertheless, the board of trustees which oversees the series intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response. If such a conflict were to occur, one or more separate accounts of the insurance companies might be required to withdraw its investments in one or more series. This might force a series to sell securities at disadvantageous prices.


 VII     FINANCIAL HIGHLIGHTS

   The financial highlights table is intended to help you understand the series' financial performance for the past five years, or, if a series has not been in operation that long, since the time it commenced investment operations. Certain information reflects financial results for a single series' share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in a series (assuming reinvestment of all distributions). This information has been audited by the trust's independent auditors, whose report, together with the trust's financial statements, are included in the trust's Annual Report to shareholders. The series' Annual Report is available upon request by contacting MFSC (see back cover for address and telephone number). The financial statements contained in the Annual Report are incorporated by reference into the SAI. The trust's independent auditors are Deloitte & Touche LLP.

   1.    BOND SERIES--SERVICE CLASS


                                                                                YEAR ENDED DECEMBER 31,           PERIOD ENDED
                                                                       ---------------------------------------    DECEMBER 31,
   SERVICE CLASS SHARES                                                   2003          2002           2001           2000*
   ---------------------------------------------------------------------------------------------------------------------------
   Per share data (for a share outstanding throughout each period):
   Net asset value -- beginning of period                              $    11.81    $    11.50     $    11.29      $    10.43
                                                                       ----------    ----------     ----------      ----------
   Income from investment operations#~~ --
     Net investment income~                                            $     0.54    $     0.53     $     0.73      $     0.49
     Net realized and unrealized gain on investments and
        foreign currency                                                     0.51          0.43**         0.21            0.37**
                                                                       ----------    ----------     ----------      ----------
            Total from investment operations                           $     1.05    $     0.96     $     0.94      $     0.86
                                                                       ----------    ----------     ----------      ----------
   Less distributions declared to shareholders from net
     investment income                                                 $    (0.70)   $    (0.65)    $    (0.73)     $       --
                                                                       ----------    ----------     ----------      ----------
   Net asset value -- end of period                                    $    12.16    $    11.81     $    11.50      $    11.29
                                                                       ----------    ----------     ----------      ----------
   Total return                                                              9.14%         8.81%          8.68%           8.92%++
   Ratios (to average net assets)/Supplemental data~
     Expenses##                                                              1.01%         1.00%          0.95%           0.95%+
     Net investment income~~                                                 4.53%         5.17%          6.23%           6.83%+
   Portfolio turnover                                                         116%          132%           281%            303%
   Net assets at end of period (000 Omitted)                           $    2,419    $      419     $        0***   $        0***



   ~ MFS has contractually agreed, subject to reimbursement, to bear a portion of the series "Other Expenses", which are defined as the series' operating expenses, exclusive of management, distribution and certain other fees and expenses, such that Other Expenses do not exceed 0.15% annually. This arrangement is effected by MFS bearing all of the series' Other Expenses during the series' fiscal year and the series paying MFS an expense reimbursement fee not greater than 0.15% of average daily net assets for Service Class. To the extent that the expense reimbursement fee exceeds the series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. This agreement will terminate on the earlier of December 31, 2004 or such date as all expenses previously borne by MFS under the agreement have been paid by the series. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:



      Net investment income                                 $ 0.52     $ 0.51     $ 0.68     $ 0.48
      Ratios (to average net assets):
         Expenses##                                           1.19%      1.17%      1.19%      1.10%+
         Net investment income                                4.34%      5.00%      5.99%      6.68%+



   ~~ As required effective January 1, 2001, the series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the period ended December 31, 2001 was to decrease net investment income per share by $0.01, increase net realized and unrealized gains and losses per share by $0.01, and decrease the ratio of net investment income to average net assets by 0.06%. Per share, ratios, and supplemental data for the periods prior to January 1, 2001 have not ben restated to reflect this change in presentation.


----------
   * For the period from the inception of Service Class shares, May 1, 2000, through December 31, 2000.
   ** The per share data is not in accord with the net realized and unrealized gain for the period because of the timing of sales of series shares and the amount of per share realized and unrealized gains and losses at such time.
   *** Service Class net assets were less than $500.
   +   Annualized.
   ++  Not annualized.
   #   Per share data are based on average shares outstanding.

   ##  Ratios do not reflect reductions from fees paid indirectly.

   2.    CAPITAL OPPORTUNITIES SERIES--SERVICE CLASS


                                                                               YEAR ENDED DECEMBER 31,            PERIOD ENDED
                                                                       ---------------------------------------    DECEMBER 31,
   SERVICE CLASS SHARES                                                   2003          2002           2001           2000*
   ---------------------------------------------------------------------------------------------------------------------------
   Per share data (for a share outstanding throughout each period):
   Net asset value -- beginning of period                              $     9.48    $    13.51     $    19.24      $    21.48
                                                                       ----------    ----------     ----------      ----------
   Income from investment operations# --
     Net investment income (loss)~                                     $     0.02    $    (0.00)+++ $    (0.02)     $    (0.02)
     Net realized and unrealized gain (loss) on investments and
        foreign currency                                                     2.55         (4.03)         (4.31)          (2.22)
                                                                       ----------    ----------     ----------      ----------
           Total from investment operations                            $     2.57    $    (4.03)    $    (4.33)     $    (2.24)
                                                                       ----------    ----------     ----------      ----------
   Less distributions declared to shareholders --
     From net realized gain on investments and foreign
        currency transactions                                          $       --    $       --     $    (1.33)     $       --
     In excess of net realized gain on investments and foreign
        currency transactions                                                  --            --          (0.07)             --
                                                                       ----------    ----------     ----------      ----------
           Total distributions declared to shareholders                $       --    $       --     $    (1.40)     $       --
                                                                       ----------    ----------     ----------      ----------
   Net asset value -- end of period                                    $    12.05    $     9.48     $    13.51      $    19.24
                                                                       ----------    ----------     ----------      ----------
   Total return                                                             27.11%       (29.83)%       (23.68)%        (11.86)%++
   Ratios (to average net assets)/Supplemental data~
     Expenses##                                                              1.15%         1.13%          1.11%           1.12%+
     Net investment income (loss)                                            0.20%        (0.01)%        (0.14)%         (0.11)%+
   Portfolio turnover                                                          65%          105%           102%            109%
   Net assets at end of period (000 Omitted)                           $   12,214    $    7,992     $   11,197      $    8,201



   ~ MFS has contractually agreed, subject to reimbursement, to bear a portion of the series' "Other Expenses", which are defined as the series' operating expenses, exclusive of management, distribution and service, and certain other fees and expenses, such that Other Expenses do not exceed 0.15% annually. This arrangement is effected by MFS bearing all of the series' Other Expenses during the series' fiscal year, and the series paying MFS an expense reimbursement fee not greater than 0.15% of average daily net assets for Service Class shares. To the extent that the expense reimbursement fee exceeds the series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. This agreement will terminate on the earlier of December 31, 2004 or such date as all expenses previosuly borne by MFS under the agreement have been paid by the series. To the extent actual expenses were over/under this limitation, the net investment income (loss) per share and the ratios would have been:



      Net investment income (loss)                             $  0.02**     $  (0.00)+++**    $  (0.03)    $  (0.01)
      Ratios (to average net assets):
         Expenses##                                               1.19%          1.16%             1.16%        1.11%+
         Net investment income (loss)                             0.16%         (0.04)%           (0.19)%      (0.10)%+


----------
   * For the period from the inception of the Service Class shares, May 1, 2000, through December 31, 2000.
   +   Annualized.
   ++  Not annualized.
   +++ Per share amount was less than $(0.01).

   **  The waiver impact per share amount was less than $0.01.

   #   Per share data are based on average shares outstanding.

   ##  Ratios do not reflect reductions from fees paid indirectly.

   3.    EMERGING GROWTH SERIES--SERVICE CLASS


                                                                               YEAR ENDED DECEMBER 31,          PERIOD ENDED
                                                                       ---------------------------------------  DECEMBER 31,
   SERVICE CLASS SHARES                                                   2003          2002           2001         2000*
   -------------------------------------------------------------------------------------------------------------------------
   Per share data (for a share outstanding throughout each period):
   Net asset value -- beginning of period                              $    11.86    $    17.93     $    28.83    $    35.70
                                                                       ----------    ----------     ----------    ----------
   Income (loss) from investment operations# --
     Net investment income (loss)                                      $    (0.06)   $    (0.07)    $    (0.08)   $     0.00(++)(~)
     Net realized and unrealized gain (loss) on investments and
        foreign currency                                                     3.61         (6.00)         (9.42)        (6.87)
                                                                       ----------    ----------     ----------    ----------
           Total from investment operations                            $     3.55    $    (6.07)    $    (9.50)   $    (6.87)
                                                                       ----------    ----------     ----------    ----------
   Less distributions declared to shareholders --
     From net investment income                                        $       --    $       --     $    (1.04)   $       --
     In excess of net realized gain on investments and foreign
        currency transactions                                                  --            --          (0.36)           --
                                                                       ----------    ----------     ----------    ----------
           Total distributions declared to shareholders                        --    $       --     $    (1.40)   $       --
                                                                       ----------    ----------     ----------    ----------
   Net asset value -- end of period                                    $    15.41    $    11.86     $    17.93    $    28.83
                                                                       ----------    ----------     ----------    ----------
   Total return                                                             29.93%**     (33.85)%       (33.62)%      (19.66)%++
   Ratios (to average net assets)/Supplemental data:
     Expenses##                                                              1.12%         1.09%          1.07%         1.05%+
     Net investment income (loss)                                           (0.47)%       (0.46)%        (0.40)%        0.01%+
   Portfolio turnover                                                         103%          111%           231%          200%
   Net assets at end of period (000 Omitted)                           $   27,771    $   16,977     $   23,303    $   15,826


----------

   * For the period from the inception of the Service Class shares, May 1, 2000, through December 31, 2000.
   ** The series' total return calculation includes proceeds received on March 26, 2003 from a non-recurring litigation settlement recorded as a realized gain on investment transactions. The proceeds resulted in an increase in net asset value of $0.09 per share based on shares outstanding on the day the proceeds were received. Excluding the effect of this payment from the series' ending net asset value per share, the total return for the year ended December 31, 2003 would have been 29.18%.

   +   Annualized.
   ++  Not annualized.
   #   Per share data are based on average shares outstanding.

   ##  Ratios do not reflect reductions from fees paid indirectly.
   ++  Per share amount was less than $0.01.
   ~ The per share amount is not in accordance with the net realized and unrealized loss for the period because of the timing of sales of series shares and the amount of per share realized and unrealized gains and losses at such time.

   4.    GLOBAL EQUITY SERIES--SERVICE CLASS


                                                                               YEAR ENDED DECEMBER 31,             PERIOD ENDED
                                                                       ----------------------------------------    DECEMBER 31,
   SERVICE CLASS SHARES                                                    2003          2002           2001           2000*
   ----------------------------------------------------------------------------------------------------------------------------
   Per share data (for a share outstanding throughout each period):
   Net asset value -- beginning of period                              $     8.57     $     9.72     $    10.79      $    11.69
                                                                       ----------     ----------     ----------      ----------
   Income from investment operations# --
     Net investment income~                                            $     0.13     $     0.01     $     0.06      $     0.05
     Net realized and unrealized gain (loss) on investments
        and foreign currency                                                 2.29          (1.14)         (1.11)          (0.75)
                                                                       ----------     ----------     ----------      ----------
           Total from investment operations                            $     2.42     $    (1.13)    $    (1.05)     $    (0.70)
                                                                       ----------     ----------     ----------      ----------
   Less distributions declared to shareholders --
     From net investment income                                        $       --     $    (0.02)    $    (0.01)     $    (0.04)
     From net realized gain on investments and foreign
        currency transactions                                                  --             --             --           (0.10)
     In excess of net realized gain on investments and foreign
        currency transactions                                                 --              --          (0.01)          (0.06)
                                                                       ----------     ----------     ----------      ----------
           Total distributions declared to shareholders                $       --     $    (0.02)    $    (0.02)     $    (0.20)
                                                                       ----------     ----------     ----------      ----------
   Net asset value -- end of period                                    $    10.99     $     8.57     $     9.72      $    10.79
                                                                       ----------     ----------     ----------      ----------
   Total return                                                             28.24%        (11.65)%        (9.76)%         (7.53)%++
   Ratios (to average net assets)/Supplemental data~:
     Expenses##                                                              0.65%###       1.40%          1.36%           1.37%+
     Net investment income                                                   1.41%          0.15%          0.59%           0.75%+
   Portfolio turnover                                                          48%           148%            71%            101%
   Net assets at end of period                                         $       22     $      148     $      168      $      187



   ~ MFS has contractually agreed, subject to reimbursement, to bear a portion of the series' "Other Expenses", which are defined as the series' operating expenses, exclusive of management, distribution and certain other fees and expenses, such that Other Expenses do not exceed 0.15% annually. This arrangement is effected by MFS bearing all of the series' Other Expenses during the series' fiscal year and the series paying MFS an expense reimbursement fee not greater than 0.15% of average daily net assets for the Service Class shares. To the extent that the expense reimbursement fee exceeds the series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. On May 1, 2003, the series' expense reimbursement agreement expired and was replaced with a new agreement under the same terms. The new agreement will terminate on the earlier of May 1, 2004 or such date as all expenses previously borne by MFS under the agreement have been paid by the series. To the extent actual expenses were over this limitation, the net investment income (loss) per share and the ratios would have been:



      Net investment income (loss)                        $  0.06        $  (0.07)        $  (0.05)        $  (0.07)
      Ratios (to average net assets):
         Expenses##                                          1.44%           2.35%            2.42%            2.96%+
         Net investment income (loss)                        0.62%          (0.80)%          (0.47)%          (0.84)%+


----------
   * For the period from the inception of the Service Class shares, May 1, 2000, through December 31, 2000.
   +   Annualized.
   ++  Not annualized.
   #   Per share data are based on average shares outstanding.

   ##  Ratios do not reflect expense reductions from fees paid indirectly.
   ### Expense ratio is not in correlation with contractual fee arrangement due to the small size of Service Class assets. MFS is the Service Class' sole shareholder.

   5.    HIGH INCOME SERIES--SERVICE CLASS


                                                                               YEAR ENDED DECEMBER 31,             PERIOD ENDED
                                                                        ---------------------------------------    DECEMBER 31,
   SERVICE CLASS SHARES                                                    2003          2002           2001           2000*
   ----------------------------------------------------------------------------------------------------------------------------
   Per share data (for a share outstanding throughout each period):
   Net asset value -- beginning of period                               $     8.77    $     9.20     $     9.86      $    10.56
                                                                        ----------    ----------     ----------      ----------
   Income from investment operations#~~ --
     Net investment income~                                             $     0.65    $     0.70     $     0.71      $     0.80
     Net realized and unrealized gain (loss) on investments and
        foreign currency                                                      0.88         (0.49)         (0.54)          (1.50)
                                                                        ----------    ----------     ----------      ----------
           Total from investment operations                             $     1.53    $     0.21     $     0.17      $    (0.70)
                                                                        ----------    ----------     ----------      ----------
   Less distributions declared to shareholders from net
     investment income                                                  $    (0.39)   $    (0.64)    $    (0.83)     $       --
                                                                        ----------    ----------     ----------      ----------
   Net asset value -- end of period                                     $     9.91    $     8.77     $     9.20      $     9.86
                                                                        ----------    ----------     ----------      ----------
   Total return                                                              17.70%         2.33%          1.62%          (6.48)%++
                                                                        ----------    ----------     ----------      ----------
   Ratios (to average net assets)/Supplemental data~:
     Expenses##                                                               1.15%         1.15%          1.11%           1.15%+
     Net investment income~~                                                  6.99%         8.16%          8.97%          10.50%+
   Portfolio turnover                                                           82%           68%            64%             70%
   Net assets at end of period (000 Omitted)                            $   40,964    $   17,190     $    3,182      $        0+++



   ~ MFS has contractually agreed, subject to reimbursement, to bear a portion of the series' "Other Expenses", which are defined as the series' operating expenses, exclusive of management and distribution fees, such that Other Expenses do not exceed 0.15% annually. This arrangement is effected by MFS bearing all of the series' "Other Expenses" during the series' fiscal year and the series paying MFS an expense reimbursement fee not greater than 0.15% of average daily net assets for Service Class. To the extent that the expense reimbursement fee exceeds the series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. This agreement will terminate on the earlier of December 31, 2004 or such date as all expenses previously borne by MFS under the agreement have been paid by the series. To the extent actual expenses were over/under this limitation, the net investment income per share and the ratios would have been:



      Net investment income~~                            $  0.65      $  0.70       $  0.70    $  0.82
      Ratios (to average net assets):
         Expenses##                                         1.14%        1.13%         1.21%      1.19%+
         Net investment income~~                            7.00%        8.18%         8.87%      10.46%+


   ~~ As required, effective January 1, 2001, the series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of the change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.04%. Per share, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

----------
   * For the period from the inception of the Service Class shares, May 1, 2000, through December 31, 2000.
   +   Annualized.
   ++  Not annualized.
   +++ Service Class net assets were less than $500.
   #   Per share data are based on average shares outstanding.

   ##  Ratios do not reflect reductions from fees paid indirectly.

   6.    INVESTORS GROWTH STOCK SERIES--SERVICE CLASS


                                                                               YEAR ENDED DECEMBER 31,             PERIOD ENDED
                                                                        ---------------------------------------    DECEMBER 31,
   SERVICE CLASS SHARES                                                    2003          2002           2001           2000*
   ----------------------------------------------------------------------------------------------------------------------------
   Per share data (for a share outstanding throughout each period):
   Net asset value -- beginning of period                               $     6.99    $     9.66     $    12.98      $    14.40
                                                                        ----------    ----------     ----------      ----------
   Income (loss) from investment operations# --
     Net investment income (loss)~                                      $    (0.02)   $    (0.02)    $    (0.01)     $     0.01
     Net realized and unrealized gain (loss) on investments
        and foreign currency                                                  1.60         (2.65)         (3.21)          (1.43)
                                                                        ----------    ----------     ----------      ----------
           Total from investment operations                             $     1.58    $    (2.67)    $    (3.22)     $    (1.42)
                                                                        ----------    ----------     ----------      ----------
   Less distributions declared to shareholders --
     From net investment income                                         $       --    $       --     $    (0.01)     $       --
     In excess of net realized gain on investments and foreign
        currency transactions                                                   --            --          (0.09)             --
                                                                        ----------    ----------     ----------      ----------
           Total distributions declared to shareholders                 $       --    $       --     $    (0.10)     $       --
                                                                        ----------    ----------     ----------      ----------
   Net asset value -- end of period                                     $     8.57    $     6.99     $     9.66      $    12.98
                                                                        ----------    ----------     ----------      ----------
   Total return                                                              22.60%       (27.71)%       (24.83)%         (9.86)%++
   Ratios (to average net assets)/Supplemental data~:
     Expenses##                                                               1.13%         1.11%          1.13%           1.11%+
     Net investment income (loss)                                            (0.21)%       (0.25)%        (0.15)%          0.15%+
   Portfolio turnover                                                          253%          214%           265%            248%
   Net assets at end of period (000 Omitted)                            $  206,458    $  123,043     $  122,857      $   53,492



   ~ Subject to reimbursement by the series, the investment adviser contractually agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management and distribution fees. In consideration, the series paid the investment adviser a reimbursement fee not greater than 0.15% of the average daily net assets. This agreement terminated on June 30, 2001. To the extent actual expenses were over this limitation, the net investment income
      (loss) per share and the ratios would have been:



      Net investment income (loss)                          --          --        $  (0.01)     $  0.01
      Ratios (to average net assets):
         Expenses##                                         --          --            1.12%        1.12%+
         Net investment income (loss)                       --          --           (0.14)%       0.14%+


----------
   * For the period from the inception of Service Class shares, May 1, 2000, through December 31, 2000.
   +   Annualized.
   ++  Not annualized.
   #   Per share data are based on average shares outstanding.

   ##  Ratios do not reflect reductions from fees paid indirectly.

   7.    INVESTORS TRUST SERIES--SERVICE CLASS


                                                                               YEAR ENDED DECEMBER 31,             PERIOD ENDED
                                                                        ---------------------------------------    DECEMBER 31,
   SERVICE CLASS SHARES                                                    2003          2002           2001           2000*
   ----------------------------------------------------------------------------------------------------------------------------
   Per share data (for a share outstanding throughout each period):
   Net asset value -- beginning of period                               $    13.41    $    17.07     $    20.97      $    20.90
                                                                        ----------    ----------     ----------      ----------
   Income from investment operations# --
     Net investment income                                              $     0.08    $     0.06     $     0.05      $     0.05
     Net realized and unrealized gain (loss) on investments and
       foreign currency                                                       2.84         (3.65)         (3.37)           0.02+++
                                                                        ----------    ----------     ----------      ----------
         Total from investment operations                               $     2.92    $    (3.59)    $    (3.32)     $     0.07
                                                                        ----------    ----------     ----------      ----------
   Less distributions declared to shareholders --
     From net investment income                                         $    (0.07)   $    (0.07)    $    (0.09)     $       --
     From net realized gain on investments and foreign
       currency transactions                                                    --            --          (0.35)             --
     In excess of net realized gain on investments and foreign
       currency transactions                                                    --            --          (0.14)             --
                                                                        ----------    ----------     ----------      ----------
         Total distributions declared to shareholders                   $    (0.07)   $    (0.07)    $    (0.58)     $       --
                                                                        ----------    ----------     ----------      ----------
   Net asset value -- end of period                                     $    16.26    $    13.41     $    17.07      $    20.97
                                                                        ----------    ----------     ----------      ----------
   Total return                                                              21.84%       (21.15)%       (16.10)%         (0.62)%++
   Ratios (to average net assets)/Supplemental data:
     Expenses##                                                               1.12%         1.11%          1.10%           1.10%+
     Net investment income                                                    0.53%         0.41%          0.30%           0.36%+
   Portfolio turnover                                                           88%           71%            84%             71%
   Net assets at end of period (000 Omitted)                            $   74,010    $   53,623     $   44,096      $    8,808


----------

   * For the period from the inception of Service Class of shares, May 1, 2000, through December 31, 2000.

   +   Annualized.
   ++  Not annualized.
   +++ The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of series shares and the amount of per share realized and unrealized gains and losses at such time.

   #   Per share data are based on average shares outstanding.
   ##  Ratios do not reflect reductions from fees paid indirectly.

   8.    MID CAP GROWTH SERIES--SERVICE CLASS


                                                                               YEAR ENDED DECEMBER 31,             PERIOD ENDED
                                                                        ---------------------------------------    DECEMBER 31,
   SERVICE CLASS SHARES                                                    2003          2002           2001           2000*
   ----------------------------------------------------------------------------------------------------------------------------
   Per share data (for a share outstanding throughout each period):
   Net asset value -- beginning of period                               $     4.48    $     7.92     $     9.72      $    10.00
                                                                        ----------    ----------     ----------      ----------
   Income (loss) from investment operations# --
     Net investment income (loss)~                                      $    (0.04)   $    (0.03)    $    (0.03)     $     0.02
     Net realized and unrealized gain (loss) on investments and
        foreign currency                                                      1.68         (3.41)         (1.67)          (0.30)
                                                                        ----------    ----------     ----------      ----------
           Total from investment operations                             $     1.64    $    (3.44)    $    (1.70)     $    (0.28)
                                                                        ----------    ----------     ----------      ----------
   Less distributions declared to shareholders --
     From net realized gain on investments and foreign
        currency transactions                                           $       --    $       --     $    (0.05)     $       --
     In excess of net realized gain on investments and foreign
        currency transactions                                                   --            --          (0.05)             --
                                                                        ----------    ----------     ----------      ----------
           Total distributions declared to shareholders                 $       --    $       --     $    (0.10)     $       --
                                                                        ----------    ----------     ----------      ----------
   Net asset value -- end of period                                     $     6.12    $     4.48     $     7.92      $     9.72
                                                                        ----------    ----------     ----------      ----------
   Total return                                                              36.61%       (43.43)%       (17.63)%         (2.80)%++
   Ratios (to average net assets)/Supplemental data~:
     Expenses##                                                               1.14%         1.13%          1.11%           1.11%+
     Net investment income (loss)                                            (0.70)%       (0.58)%        (0.32)%          0.25%+
   Portfolio turnover                                                           86%          144%           105%             84%
   Net assets at end of period (000 Omitted)                            $   46,588    $   14,380     $   13,929      $    7,033



   ~ Subject to reimbursement by the series, the investment adviser contractually agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management and distribution fee. Prior to May 1, 2003, the series paid the investment adviser a reimbursement fee not greater than 0.15% of average daily net assets. Effective May 1, 2003, the series is no longer subject to reimbursement. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:



      Net investment loss                                     $  (0.04)       $  (0.03)      $  (0.03)         $ (0.07)
      Ratios (to average net assets):
         Expenses##                                               1.16%           1.14%          1.16%            2.41%+
         Net investment loss                                     (0.72)%         (0.59)%        (0.37)%          (1.05)%+


----------
   * For the period from the inception of Service Class shares, May 1, 2000, through December 31, 2000.
   +   Annualized.
   ++  Not annualized.
   #   Per share data are based on average shares outstanding.

   ##  Ratios do not reflect reductions from fees paid indirectly.

   9.    NEW DISCOVERY SERIES--SERVICE CLASS


                                                                               YEAR ENDED DECEMBER 31,             PERIOD ENDED
                                                                        ---------------------------------------    DECEMBER 31,
   SERVICE CLASS SHARES                                                    2003          2002           2001           2000*
   ----------------------------------------------------------------------------------------------------------------------------
   Per share data (for a share outstanding throughout each period):
   Net asset value -- beginning of period                               $    10.38    $    15.22     $    16.59      $    17.73
                                                                        ----------    ----------     ----------      ----------
   Income (loss) from investment operations# --
     Net investment loss~                                               $    (0.11)   $    (0.09)    $    (0.12)     $    (0.07)
     Net realized and unrealized gain (loss) on investments and
        foreign currency                                                      3.58         (4.75)         (0.75)          (1.07)
                                                                        ----------    ----------     ----------      ----------
           Total from investment operations                             $     3.47    $    (4.84)    $    (0.87)     $    (1.14)
                                                                        ----------    ----------     ----------      ----------
   Less distributions declared to shareholders --
     From net realized gain on investments and foreign
        currency transactions                                           $       --    $       --     $    (0.34)     $       --
     In excess of net realized gain on investments and foreign
        currency transactions                                                   --            --          (0.16)             --
                                                                        ----------    ----------     ----------      ----------
           Total distributions declared to shareholders                 $       --    $       --     $    (0.50)     $       --
                                                                        ----------    ----------     ----------      ----------
   Net asset value -- end of period                                     $    13.85    $    10.38     $    15.22      $    16.59
                                                                        ----------    ----------     ----------      ----------
   Total return                                                              33.43%       (31.80)%        (5.25)%         (6.43)%++
   Ratios (to average net assets)/Supplemental data~:
     Expenses##                                                               1.29%         1.28%          1.26%           1.26%+
     Net investment loss                                                     (0.88)%       (0.78)%        (0.82)%         (0.67)%+
   Portfolio turnover                                                           88%           90%            63%             65%
   Net assets at end of period (000 Omitted)                            $  349,012    $  176,319     $  124,272      $   42,304



   ~ From May 1, 2000 through April 30, 2003, subject to reimbursement of the series, the investment adviser agreed to maintain expenses of the series, exclusive of management and distribution fees, at not more than 0.15% of the average daily net assets. Effective May 1, 2003, the series is no longer subject to reimbursement. To the extent actual expenses were over/under this limitation, the net investment loss per share and the ratios would have been:



      Net investment loss                                    $  (0.11)*   $  (0.09)*    $  (0.12)    $    (0.08)
      Ratios (to average net assets):
         Expenses##                                              1.29%*       1.28%*        1.29%          1.29%+
         Net investment loss                                    (0.87)%      (0.78)*       (0.85)%        (0.70)%+


----------

   * Reimbursement per share amount and ratios were less than $0.01 and 0.01%, respectively. ** For the period from the inception of the Service Class shares, May 1, 2000, through December 31, 2000.

   +   Annualized.
   ++  Not annualized.
   #   Per share data are based on average shares outstanding.
   ##  Ratios do not reflect reductions from fees paid indirectly.

   10.   RESEARCH SERIES--SERVICE CLASS


                                                                               YEAR ENDED DECEMBER 31,             PERIOD ENDED
                                                                        ---------------------------------------    DECEMBER 31,
   SERVICE CLASS SHARES                                                    2003          2002           2001           2000*
   ----------------------------------------------------------------------------------------------------------------------------
   Per share data (for a share outstanding throughout each period):
   Net asset value -- beginning of period                               $    10.74    $    14.27     $    20.78      $    23.13
                                                                        ----------    ----------     ----------      ----------
   Income (loss) from investment operations# --
     Net investment income (loss)                                       $     0.07    $     0.04     $     0.00**    $    (0.03)###
     Net realized and unrealized gain (loss) on investments and
        foreign currency                                                      2.54         (3.56)         (4.15)          (2.32)
                                                                        ----------    ----------     ----------      ----------
           Total from investment operations                             $     2.61    $    (3.52)    $    (4.15)     $    (2.35)
                                                                        ----------    ----------     ----------      ----------
   Less distributions declared to shareholders --
     From net investment income                                         $    (0.05)   $    (0.01)    $       --      $       --
     From net realized gain on investments and foreign
        currency transactions                                                   --            --          (2.32)             --
     In excess of net realized gain on investments and foreign
        currency transactions                                                   --            --          (0.04)             --
                                                                        ----------    ----------     ----------      ----------
           Total distributions declared to shareholders                 $    (0.05)   $    (0.01)    $    (2.36)     $       --
                                                                        ----------    ----------     ----------      ----------
   Net asset value -- end of period                                     $    13.30    $    10.74     $    14.27      $    20.78
                                                                        ----------    ----------     ----------      ----------
   Total return                                                              24.37%^      (24.72)%       (21.39)%         (4.98)%++
   Ratios (to average net assets)/Supplemental data:
     Expenses##                                                               1.13%         1.10%          1.09%           1.05%+
     Net investment income (loss)                                             0.58%         0.32%          0.00%          (0.15)%+
   Portfolio turnover                                                          124%           98%            99%             93%
   Net assets at end of period (000 Omitted)                            $    6,693    $    6,211     $    7,601      $    3,543


----------
   * For the period from the inception of Service Class shares, May 1, 2000, through December 31, 2000.
   **  Per share amount was less than $0.01.
   +   Annualized.
   ++  Not annualized.
   #   Per share data are based on average shares outstanding.

   ##  Ratios do not reflect reductions from fees paid indirectly.
   ### The per share amount is not in accordance with the net investment income for the period because of the timing of sales of series shares and the amount of per share net investment income at such time.

   ^ The series' total return calculation includes proceeds received on March 26, 2003 from a non-recurring litigation settlement recorded as a realized gain on investment transactions. The proceeds resulted in an increase in the net asset value of $0.02 per share based on shares outstanding on the day the proceeds were received. Excluding the effect of this payment from the series' ending net asset value per share, total return for the year ended December 31, 2003 would have been 24.15%.

   11.   STRATEGIC INCOME SERIES--SERVICE CLASS


                                                                               YEAR ENDED DECEMBER 31,             PERIOD ENDED
                                                                        ---------------------------------------    DECEMBER 31,
   SERVICE CLASS SHARES                                                    2003          2002           2001           2000*
   ----------------------------------------------------------------------------------------------------------------------------
   Per share data (for a share outstanding throughout each period):
   Net asset value -- beginning of period                               $    10.45    $    10.03     $     9.97      $     9.47
                                                                        ----------    ----------     ----------      ----------
   Income from investment operations# --
     Net investment income~~                                            $     0.52    $     0.44     $     0.45      $     0.32
     Net realized and unrealized gain (loss) on investments and
        foreign currency                                                      0.50          0.36          (0.01)           0.18+++
                                                                        ----------    ----------     ----------      ----------
           Total from investment operations                             $     1.02    $     0.80     $     0.44      $     0.50
                                                                        ----------    ----------     ----------      ----------
   Less distributions declared to shareholders
     from net investment income                                         $    (0.56)   $    (0.38)    $    (0.38)     $       --
                                                                        ----------    ----------     ----------      ----------
   Net asset value -- end of period                                     $    10.91    $    10.45     $    10.03      $     9.97
                                                                        ----------    ----------     ----------      ----------
   Total return                                                              10.10%         8.19%          4.56%           5.39%++
   Ratios (to average net assets)/Supplemental data~:
     Expenses##                                                               1.15%         1.15%          1.12%           1.12%+
     Net investment income~~                                                  4.86%         4.50%          4.64%           6.57%+
   Portfolio turnover                                                          146%          249%           171%             93%
   Net assets at end of period (000 Omitted)                            $    9,106    $    3,390     $      339      $       10



   ~ MFS has contractually agreed, subject to reimbursement, to bear a portion of the series "Other Expenses", which are defined as the series' operating expenses, exclusive of management, distribution and certain other fees and expenses, such that Other Expenses do not exceed 0.15% annually. This arrangement is effected by MFS bearing all of the series' Other Expenses during the series' fiscal year and the series paying MFS an expense reimbursement fee not greater than 0.15% of average daily net assets for Service Class. To the extent that the expense reimbursement fee exceeds the series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. This agreement will terminate on the earlier of December 31, 2004 or such date as all expenses previously borne by MFS under the agreement have been paid by the series. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:



      Net investment income~~                                $  0.49       $  0.42    $  0.43    $  0.31
      Ratios (to average net assets):
         Expenses##                                             1.36%         1.35%      1.32%      1.25%+
         Net investment income~~                                4.65%         4.30%      4.44%      6.44%+


----------

   * For the period from the inception of Service Class shares, May 1, 2000, through December 31, 2000.

   +   Annualized.
   ++  Not annualized.

   #   Per share data are based on average shares outstanding.
   ##  Ratios do not reflect reductions from fees paid indirectly.

   +++ The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.

   ~~ As required, effective January 1, 2001 the series adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.02, increase realized and unrealized gains and losses per share by $0.02, and decrease the ratio of net investment income to average net assets by 0.17%. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

   12.   TOTAL RETURN SERIES--SERVICE CLASS


                                                                               YEAR ENDED DECEMBER 31,             PERIOD ENDED
                                                                        ---------------------------------------    DECEMBER 31,
   SERVICE CLASS SHARES                                                    2003          2002           2001           2000*
   ----------------------------------------------------------------------------------------------------------------------------
   Per share data (for a share outstanding throughout each period):
   Net asset value -- beginning of period                               $    17.05    $    18.54     $    19.56      $    17.07
                                                                        ----------    ----------     ----------      ----------
   Income from investment operations#~~ --
     Net investment income                                              $     0.33    $     0.40     $     0.45      $     0.41
     Net realized and unrealized gain (loss) on investments and
        foreign currency                                                      2.36         (1.36)         (0.44)           2.08
                                                                        ----------    ----------     ----------      ----------
           Total from investment operations                             $     2.69    $    (0.96)    $     0.01      $     2.49
                                                                        ----------    ----------     ----------      ----------
   Less distributions declared to shareholders --
     From net investment income                                         $    (0.30)   $    (0.29)    $    (0.41)     $       --
     From net realized gain on investments and foreign
        currency transactions                                                   --         (0.24)         (0.62)             --
                                                                        ----------    ----------     ----------      ----------
           Total distributions declared to shareholders                 $    (0.30)   $    (0.53)    $    (1.03)     $       --
                                                                        ----------    ----------     ----------      ----------
   Net asset value -- end of period                                     $    19.44    $    17.05     $    18.54      $    19.56
                                                                        ----------    ----------     ----------      ----------
   Total return                                                              16.00%        (5.35)%         0.02%          13.92%++
   Ratios (to average net assets)/Supplemental data:
     Expenses##                                                               1.09%         1.10%          1.09%           1.15%+
     Net investment income~~                                                  1.87%         2.37%          2.44%           3.14%+
   Portfolio turnover                                                           53%           73%            98%             76%
   Net assets at end of period (000 Omitted)                            $  394,080    $  175,535     $   40,191      $    3,553


----------
   * For the period from the inception of Service Class shares, May 1, 2000, through December 31, 2000.
   +   Annualized.
   ++  Not annualized.
   #   Per share data are based on average shares outstanding.

   ##  Ratios do not reflect reductions from fees paid indirectly.

   ~~ As required, effective January 1, 2001, the series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001, was to decrease net investment income per share by $0.01, increase net realized and unrealized gains and losses per share by $0.01, and decrease the ratio of net investment income to average net assets by 0.07%. Per share, ratios and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in presentation.

   13.   UTILITIES SERIES--SERVICE CLASS


                                                                               YEAR ENDED DECEMBER 31,             PERIOD ENDED
                                                                        ---------------------------------------    DECEMBER 31,
   SERVICE CLASS SHARES                                                    2003          2002           2001           2000*
   ----------------------------------------------------------------------------------------------------------------------------
   Per share data (for a share outstanding throughout each period):
   Net asset value -- beginning of period                               $    11.98    $    15.90     $    23.57      $    23.19
                                                                        ----------    ----------     ----------      ----------
   Income from investment operations#~~ --
     Net investment income                                              $     0.24    $     0.28     $     0.30      $     0.29
     Net realized and unrealized gain (loss) on investments and
        foreign currency                                                      3.95         (3.87)         (5.49)           0.09
                                                                        ----------    ----------     ----------      ----------
           Total from investment operations                             $     4.19    $    (3.59)    $    (5.19)     $     0.38
                                                                        ----------    ----------     ----------      ----------
   Less distributions declared to shareholders --
     From net investment income                                         $    (0.30)   $    (0.33)    $    (0.68)     $       --
     From net realized gain on investments and foreign
        currency transactions                                                   --            --          (1.76)             --
                                                                        ----------    ----------     ----------      ----------
     In excess of net realized gain on investments and
        foreign currency transactions                                           --            --          (0.04)             --
                                                                        ----------    ----------     ----------      ----------
           Total distributions declared to shareholders                 $    (0.30)   $    (0.33)    $    (2.48)     $       --
                                                                        ----------    ----------     ----------      ----------
   Net asset value -- end of period                                     $    15.87    $    11.98     $    15.90      $    23.57
                                                                        ----------    ----------     ----------      ----------
   Total return                                                              35.57%       (22.90)%       (24.44)%          1.64%++
   Ratios (to average net assets)/Supplemental data:
     Expenses##                                                               1.17%         1.19%          1.13%           1.11%+
     Net investment income~~                                                  1.79%         2.20%          1.73%           1.85%+
   Portfolio turnover                                                          134%          102%           102%            111%
   Net assets at end of period (000 Omitted)                            $   98,100    $   43,101     $   32,211      $    4,127


----------
   * For the period from the inception of Service Class shares, May 1, 2000, through December 31, 2000.
   +   Annualized.
   ++  Not annualized.
   #   Per share data are based on average shares outstanding.

   ##  Ratios do not reflect reductions from fees paid indirectly.

   ~~ As required, effective January 1, 2001, the series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001, was to decrease net investment income per share by $0.01, increase net realized and unrealized gains and losses per share by $0.01, and decrease the ratio of net investment income to average net assets by 0.03%. Per share, ratios and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in presentation.

   14.   VALUE SERIES--SERVICE CLASS


                                                                                         YEAR ENDED
                                                                                        DECEMBER 31,      PERIOD ENDED
   SERVICE CLASS                                                                            2003       DECEMBER 31, 2002*
   ----------------------------------------------------------------------------------------------------------------------
   Per share data (for a share outstanding throughout the period):
   Net asset value -- beginning of period                                               $       8.62     $      10.00
                                                                                        ------------     ------------
   Income from investment operations# --
     Net investment income~                                                             $       0.11     $       0.12
     Net realized and unrealized gain (loss) on investments and foreign currency                2.02            (1.50)
                                                                                        ------------     ------------
           Total from investment operations                                             $       2.13     $      (1.38)
                                                                                        ------------     ------------
   Less distributions declared to shareholders from net investment income               $      (0.02)    $         --
                                                                                        ------------     ------------
   Net asset value -- end of period                                                     $      10.73     $       8.62
                                                                                        ------------     ------------
   Total return                                                                                24.71%          (13.80)%++
   Ratios (to average net assets)/Supplemental data~:
     Expenses##                                                                                 1.15%            1.15%+
     Net investment income                                                                      1.22%            1.44%+
   Portfolio turnover                                                                             48%             102%
   Net assets at end of period (000 Omitted)                                            $     18,137     $      3,735



   ~ MFS has contractually agreed, subject to reimbursement, to bear a portion of the series' "Other Expenses", which are defined as the series' fiscal year and the series paying MFS an expense reimbursement fee not greater than 0.15% of average daily net assets for the Service Class. To the extent that the expense reimbursement fee exceeds the series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. This agreement will terminate on the earlier of December 31, 2004 or such date as all expenses previously borne by MFS under the agreement have been paid by the series. To the extent actual expenses were over this limitation, the net investment income (loss) per share and the ratios would have been:



      Net investment income (loss)                                $  0.09       $  (0.05)
      Ratios (to average net assets):
         Expenses##                                                  1.43%          3.19%+
         Net investment income (loss)                                0.94%         (0.60)%+


----------
   * For the period from the commencement of the series' investment operations, January 2, 2002, through December 31, 2002.
   +   Annualized.
   ++  Not annualized.
   #   Per share data are based on average shares outstanding.

   ##  Ratios do not reflect reductions from fees paid indirectly.

APPENDIX A                                                           BOND SERIES

-  INVESTMENT TECHNIQUES AND PRACTICES

   In pursuing its investment objective and investment policies, the Bond Series may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the series' investment objective. Investment techniques and practices which the series will use or currently anticipates using are denoted by a check /X/ mark. However, the series may not use all of these techniques and practices. Investment techniques and practices which the series does not currently anticipate using but which the series reserves the freedom to use are denoted by a dash (--) mark. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

-  INVESTMENT TECHNIQUES/PRACTICES

   SYMBOLS    /X/ SERIES USES, OR CURRENTLY   -- PERMITTED, BUT SERIES DOES NOT
                  ANTICIPATES USING              CURRENTLY ANTICIPATE USING

   DEBT SECURITIES
    ASSET-BACKED SECURITIES
     Collateralized Mortgage Obligations and Multiclass
       Pass-Through Securities                                /X/
     Corporate Asset-Backed Securities                        /X/
     Mortgage Pass-Through Securities                         /X/
     Stripped Mortgage-Backed Securities                      /X/
    Corporate Securities                                      /X/
    Loans and Other Direct Indebtedness                       /X/
    Lower Rated Bonds                                         /X/
    Municipal Bonds                                           /X/
    U.S. Government Securities                                /X/
    Variable and Floating Rate Obligations                    /X/
    Zero Coupon Bonds, Deferred Interest Bonds and PIK
      Bonds                                                   /X/
   Equity Securities                                          /X/
   FOREIGN SECURITIES EXPOSURE
    Brady Bonds                                               /X/
    Depositary Receipts                                       /X/
    Dollar-Denominated Foreign Debt Securities                /X/
    Emerging Markets                                          /X/
    Foreign Securities                                        /X/
   Forward Contracts                                          /X/
   Futures Contracts                                          /X/
   Indexed Securities/Structured Products                     /X/
   Inverse Floating Rate Obligations                          --

   INVESTMENT IN OTHER INVESTMENT COMPANIES
    Open-End                                                  /X/
    Closed-End                                                /X/
   Lending of Portfolio Securities                            /X/
   LEVERAGING TRANSACTIONS
    Bank Borrowings                                           --
    Mortgage "Dollar-Roll" Transactions                       /X/
    Reverse Repurchase Agreements                             --
   OPTIONS
    Options on Foreign Currencies                             /X/
    Options on Futures Contracts                              /X/
    Options on Securities                                     /X/
    Options on Stock Indices                                  --
    Reset Options                                             --
    "Yield Curve" Options                                     /X/
   Repurchase Agreements                                      /X/
   Short Sales                                                --
   Short Term Instruments                                     /X/
   Swaps and Related Derivative Instruments                   /X/
   Temporary Borrowings                                       /X/
   Temporary Defensive Positions                              /X/
   "When-Issued" Securities                                   /X/

APPENDIX                                            CAPITAL OPPORTUNITIES SERIES

-  INVESTMENT TECHNIQUES AND PRACTICES

   In pursuing its investment objective and investment policies, the Capital Opportunities Series may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the series' investment objective. Investment techniques and practices which the series will use or currently anticipates using are denoted by a check /X/ mark. However, the series may not use all of these techniques and practices. Investment techniques and practices which the series does not currently anticipate using but which the series reserves the freedom to use are denoted by a dash (--) mark. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

-  INVESTMENT TECHNIQUES/PRACTICES

   SYMBOLS    /X/ SERIES USES, OR CURRENTLY   -- PERMITTED, BUT SERIES DOES NOT
                  ANTICIPATES USING              CURRENTLY ANTICIPATE USING

    DEBT SECURITIES
    ASSET-BACKED SECURITIES
     Collateralized Mortgage Obligations and Multiclass
       Pass-Through Securities                                --
     Corporate Asset-Backed Securities                        --
     Mortgage Pass-Through Securities                         --
     Stripped Mortgage-Backed Securities                      --
    Corporate Securities                                      /X/
    Loans and Other Direct Indebtedness                       --
    Lower Rated Bonds                                         /X/
    Municipal Bonds                                           --
    U.S. Government Securities                                /X/
    Variable and Floating Rate Obligations                    /X/
    Zero Coupon Bonds, Deferred Interest Bonds and PIK
      Bonds                                                   /X/
   Equity Securities                                          /X/
   FOREIGN SECURITIES EXPOSURE
    Brady Bonds                                               /X/
    Depositary Receipts                                       /X/
    Dollar-Denominated Foreign Debt Securities                --
    Emerging Markets                                          /X/
    Foreign Securities                                        /X/
   Forward Contracts                                          /X/
   Futures Contracts                                          /X/
   Indexed Securities/Structured Products                     --
   Inverse Floating Rate Obligations                          --

   INVESTMENT IN OTHER INVESTMENT COMPANIES
    Open-End Funds                                            /X/
    Closed-End Funds                                          /X/
   Lending of Portfolio Securities                            /X/
   LEVERAGING TRANSACTIONS
    Bank Borrowings                                           --
    Mortgage "Dollar-Roll" Transactions                       /X/
    Reverse Repurchase Agreements                             --
   OPTIONS
    Options on Foreign Currencies                             /X/
    Options on Futures Contracts                              /X/
    Options on Securities                                     /X/
    Options on Stock Indices                                  /X/
    Reset Options                                             --
    "Yield Curve" Options                                     --
   Repurchase Agreements                                      /X/
   Short Sales                                                /X/
   Short Term Instruments                                     /X/
   Swaps and Related Derivative Instruments                   --
   Temporary Borrowings                                       /X/
   Temporary Defensive Positions                              /X/
   "When-Issued" Securities                                   /X/

APPENDIX A                                                EMERGING GROWTH SERIES

-  INVESTMENT TECHNIQUES AND PRACTICES

   In pursuing its investment objective and investment policies, the Emerging Growth Series may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the series' investment objective. Investment techniques and practices which the series will use or currently anticipates using are denoted by a check /X/ mark. However, the series may not use all of these techniques and practices. Investment techniques and practices which the series does not currently anticipate using but which the series reserves the freedom to use are denoted by a dash (--) mark. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

-  INVESTMENT TECHNIQUES/PRACTICES

   SYMBOLS    /X/ SERIES USES, OR CURRENTLY   -- PERMITTED, BUT SERIES DOES NOT
                  ANTICIPATES USING              CURRENTLY ANTICIPATE USING

   DEBT SECURITIES
    ASSET-BACKED SECURITIES
     Collateralized Mortgage Obligations and Multiclass
       Pass-Through Securities                                --
     Corporate Asset-Backed Securities                        --
     Mortgage Pass-Through Securities                         --
     Stripped Mortgage-Backed Securities                      --
    Corporate Securities                                      /X/
    Loans and Other Direct Indebtedness                       --
    Lower Rated Bonds                                         /X/
    Municipal Bonds                                           --
    U.S. Government Securities                                /X/
    Variable and Floating Rate Obligations                    /X/
    Zero Coupon Bonds, Deferred Interest Bonds and PIK
      Bonds                                                   /X/
   Equity Securities                                          /X/
   FOREIGN SECURITIES EXPOSURE
    Brady Bonds                                               --
    Depositary Receipts                                       /X/
    Dollar-Denominated Foreign Debt Securities                --
    Emerging Markets                                          /X/
    Foreign Securities                                        /X/
   Forward Contracts                                          /X/
   Futures Contracts                                          /X/
   Indexed Securities/Structured Products                     --
   Inverse Floating Rate Obligations                          --

   INVESTMENT IN OTHER INVESTMENT COMPANIES
    Open-End Funds                                            /X/
    Closed-End Funds                                          /X/
   Lending of Portfolio Securities                            /X/
   LEVERAGING TRANSACTIONS
    Bank Borrowings                                           --
    Mortgage "Dollar-Roll" Transactions                       /X/
    Reverse Repurchase Agreements                             --
   OPTIONS
    Options on Foreign Currencies                             /X/
    Options on Futures Contracts                              /X/
    Options on Securities                                     /X/
    Options on Stock Indices                                  /X/
    Reset Options                                             --
    "Yield Curve" Options                                     --
   Repurchase Agreements                                      /X/
   Short Sales                                                /X/
   Short Term Instruments                                     /X/
   Swaps and Related Derivative Instruments                   --
   Temporary Borrowings                                       /X/
   Temporary Defensive Positions                              /X/
   "When-Issued" Securities                                   /X/

APPENDIX A                                                  GLOBAL EQUITY SERIES

-  INVESTMENT TECHNIQUES AND PRACTICES

   In pursuing its investment objective and investment policies, the Global Equity Series may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the series' investment objective. Investment techniques and practices which the series will use or currently anticipates using are denoted by a check /X/ mark. However, the series may not use all of these techniques and practices. Investment techniques and practices which the series does not currently anticipate using but which the series reserves the freedom to use are denoted by a dash (--) mark. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

-  INVESTMENT TECHNIQUES/PRACTICES

   SYMBOLS    /X/ SERIES USES, OR CURRENTLY   -- PERMITTED, BUT SERIES DOES NOT
                  ANTICIPATES USING              CURRENTLY ANTICIPATE USING

   DEBT SECURITIES
    ASSET-BACKED SECURITIES
     Collateralized Mortgage Obligations and Multiclass
       Pass-Through Securities                                --
     Corporate Asset-Backed Securities                        --
     Mortgage Pass-Through Securities                         --
     Stripped Mortgage-Backed Securities                      --
    Corporate Securities                                      --
    Loans and Other Direct Indebtedness                       --
    Lower Rated Bonds                                         --
    Municipal Bonds                                           --
    U.S. Government Securities                                /X/
    Variable and Floating Rate Obligations                    --
    Zero Coupon Bonds, Deferred Interest Bonds and PIK
      Bonds                                                   --
   Equity Securities                                          /X/
   FOREIGN SECURITIES EXPOSURE
    Brady Bonds                                               --
    Depositary Receipts                                       /X/
    Dollar-Denominated Foreign Debt Securities                --
    Emerging Markets                                          /X/
    Foreign Securities                                        /X/
   Forward Contracts                                          /X/
   Futures Contracts                                          /X/
   Indexed Securities/Structured Products                     --
   Inverse Floating Rate Obligations                          --

   INVESTMENT IN OTHER INVESTMENT COMPANIES
    Open-End Funds                                            /X/
    Closed-End Funds                                          /X/
   Lending of Portfolio Securities                            /X/
   LEVERAGING TRANSACTIONS
    Bank Borrowings                                           --
    Mortgage "Dollar-Roll" Transactions                       /X/
    Reverse Repurchase Agreements                             --
   OPTIONS
    Options on Foreign Currencies                             /X/
    Options on Futures Contracts                              /X/
    Options on Securities                                     /X/
    Options on Stock Indices                                  /X/
    Reset Options                                             --
    "Yield Curve" Options                                     --
   Repurchase Agreements                                      /X/
   Short Sales                                                /X/
   Short Term Instruments                                     /X/
   Swaps and Related Derivative Instruments                   --
   Temporary Borrowings                                       /X/
   Temporary Defensive Positions                              /X/
   "When-Issued" Securities                                   /X/

APPENDIX A                                                    HIGH INCOME SERIES

-  INVESTMENT TECHNIQUES AND PRACTICES

   In pursuing its investment objective and investment policies, the High Income Series may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the series' investment objective. Investment techniques and practices which the series will use or currently anticipates using are denoted by a check /X/ mark. However, the series may not use all of these techniques and practices. Investment techniques and practices which the series does not currently anticipate using but which the series reserves the freedom to use are denoted by a dash -- mark. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

-  INVESTMENT TECHNIQUES/PRACTICES

   SYMBOLS    /X/ SERIES USES, OR CURRENTLY    -- PERMITTED, BUT SERIES DOES NOT
                  ANTICIPATES USING               CURRENTLY ANTICIPATE USING

   DEBT SECURITIES
    Asset-Backed Securities
     Collateralized Mortgage Obligations and Multiclass
       Pass-Through Securities                                /X/
       Corporate Asset-Backed Securities                      /X/
     Mortgage Pass-Through Securities                         /X/
     Stripped Mortgage-Backed Securities                      --
    Corporate Securities                                      /X/
    Loans and Other Direct Indebtedness                       /X/
    Lower Rated Bonds                                         /X/
    Municipal Bonds                                           --
    U.S. Government Securities                                /X/
    Variable and Floating Rate Obligations                    /X/
    Zero Coupon Bonds, Deferred Interest Bonds and PIK        /X/
      Bonds                                                   /X/
   Equity Securities                                          /X/
   FOREIGN SECURITIES EXPOSURE
    Brady Bonds                                               /X/
    Depositary Receipts                                       --
    Dollar-Denominated Foreign Debt Securities                /X/
    Emerging Markets                                          /X/
    Foreign Securities                                        /X/
   Forward Contracts                                          /X/
   Futures Contracts                                          /X/
   Indexed Securities/Structured Products                     /X/
   Inverse Floating Rate Obligations                          --

   INVESTMENT IN OTHER INVESTMENT COMPANIES
    Open-End Funds                                            /X/
    Closed-End Funds                                          /X/
   Lending of Portfolio Securities                            /X/
   LEVERAGING TRANSACTIONS
    Bank Borrowings                                           --
    Mortgage "Dollar-Roll" Transactions                       /X/
    Reverse Repurchase Agreements                             --
   OPTIONS
    Options on Foreign Currencies                             --
    Options on Futures Contracts                              --
    Options on Securities                                     /X/
    Options on Stock Indices                                  /X/
    Reset Options                                             --
    "Yield Curve" Options                                     --
   Repurchase Agreements                                      /X/
   Short Sales                                                /X/
   Short Term Instruments                                     /X/
   Swaps and Related Derivative Instruments                   /X/
   Temporary Borrowings                                       /X/
   Temporary Defensive Positions                              /X/
   "When-Issued" Securities                                   /X/

APPENDIX A                                         INVESTORS GROWTH STOCK SERIES


-  INVESTMENT TECHNIQUES AND PRACTICES

   In pursuing its investment objective and investment policies, the Investors Growth Stock Series may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the series' investment objective. Investment techniques and practices which the series will use or currently anticipates using are denoted by a check /X/ mark. However, the series may not use all of these techniques and practices. Investment techniques and practices which the series does not currently anticipate using but which the series reserves the freedom to use are denoted by a dash (--) mark. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

-  INVESTMENT TECHNIQUES/PRACTICES

   SYMBOLS    /X/ SERIES USES, OR CURRENTLY    -- PERMITTED, BUT SERIES DOES NOT
                  ANTICIPATES USING               CURRENTLY ANTICIPATE USING


   DEBT SECURITIES
    ASSET-BACKED SECURITIES
     Collateralized Mortgage Obligations and Multiclass
       Pass-Through Securities                                --
     Corporate Asset-Backed Securities                        --
     Mortgage Pass-Through Securities                         --
     Stripped Mortgage-Backed Securities                      --
    Corporate Securities                                      --
    Loans and Other Direct Indebtedness                       --
    Lower Rated Bonds                                         --
    Municipal Bonds                                           --
    U.S. Government Securities                                /X/
    Variable and Floating Rate Obligations                    /X/
    Zero Coupon Bonds, Deferred Interest Bonds and PIK
      Bonds                                                   --
   Equity Securities                                          /X/
   FOREIGN SECURITIES EXPOSURE
    Brady Bonds                                               --
    Depositary Receipts                                       /X/
    Dollar-Denominated Foreign Debt Securities                --
    Emerging Markets                                          /X/
    Foreign Securities                                        /X/
   Forward Contracts                                          /X/
   Futures Contracts                                          /X/
   Indexed Securities/Structured Products                     --
   Inverse Floating Rate Obligations                          --

   INVESTMENT IN OTHER INVESTMENT COMPANIES
    Open-End Funds                                            /X/
    Closed-End Funds                                          /X/
   Lending of Portfolio Securities                            /X/
   LEVERAGING TRANSACTIONS
    Bank Borrowings                                           --
    Mortgage "Dollar-Roll" Transactions                       /X/
    Reverse Repurchase Agreements                             --
   OPTIONS
    Options on Foreign Currencies                             /X/
    Options on Futures Contracts                              /X/
    Options on Securities                                     /X/
    Options on Stock Indices                                  /X/
    Reset Options                                             --
    "Yield Curve" Options                                     --
   Repurchase Agreements                                      /X/
   Short Sales                                                /X/
   Short Term Instruments                                     /X/
   Swaps and Related Derivative Instruments                   --
   Temporary Borrowing                                        /X/
   Temporary Defensive Positions                              /X/
   "When-Issued" Securities                                   /X/

APPENDIX A                                                INVESTORS TRUST SERIES


-  INVESTMENT TECHNIQUES AND PRACTICES

   In pursuing its investment objective and investment policies, the Investors Trust Series may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the series' investment objective. Investment techniques and practices which the series will use or currently anticipates using are denoted by a check /X/ mark. However, the series may not use all of these techniques and practices. Investment techniques and practices which the series does not currently anticipate using but which the series reserves the freedom to use are denoted by a dash -- mark. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

-  INVESTMENT TECHNIQUES/PRACTICES

   SYMBOLS    /X/ SERIES USES, OR CURRENTLY    -- PERMITTED, BUT SERIES DOES NOT
                  ANTICIPATES USING               CURRENTLY ANTICIPATE USING

   DEBT SECURITIES
    ASSET-BACKED SECURITIES
     Collateralized Mortgage Obligations and Multiclass
       Pass-Through Securities                                --
     Corporate Asset-Backed Securities                        --
     Mortgage Pass-Through Securities                         --
     Stripped Mortgage-Backed Securities                      --
    Corporate Securities                                      /X/
    Loans and Other Direct Indebtedness                       --
    Lower Rated Bonds                                         --
    Municipal Bonds                                           --
    U.S. Government Securities                                /X/
    Variable and Floating Rate Obligations                    /X/
    Zero Coupon Bonds, Deferred Interest Bonds and PIK
      Bonds                                                   /X/
   Equity Securities                                          /X/
   FOREIGN SECURITIES EXPOSURE
    Brady Bonds                                               --
    Depositary Receipts                                       /X/
    Dollar-Denominated Foreign Debt Securities                --
    Emerging Markets                                          /X/
    Foreign Securities                                        /X/
   Forward Contracts                                          /X/
   Futures Contracts                                          /X/
   Indexed Securities/Structured Products                     --
   Inverse Floating Rate Obligations                          --

   INVESTMENT IN OTHER INVESTMENT COMPANIES
    Open-End                                                  /X/
    Closed-End                                                /X/
   Lending of Portfolio Securities                            /X/
   LEVERAGING TRANSACTIONS
    Bank Borrowings                                           --
    Mortgage "Dollar-Roll" Transactions                       /X/
    Reverse Repurchase Agreements                             --
   OPTIONS
    Options on Foreign Currencies                             --
    Options on Futures Contracts                              --
    Options on Securities                                     --
    Options on Stock Indices                                  --
    Reset Options                                             --
    "Yield Curve" Options                                     --
   Repurchase Agreements                                      /X/
   Short Sales                                                /X/
   Short Term Instruments                                     /X/
   Swaps and Related Derivative Instruments                   --
   Temporary Borrowings                                       /X/
   Temporary Defensive Positions                              /X/
   "When-Issued" Securities                                   /X/

APPENDIX A                                                 MID CAP GROWTH SERIES


-  INVESTMENT TECHNIQUES AND PRACTICES

   In pursuing its investment objective and investment policies, the Mid Cap Growth Series may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the series' investment objective. Investment techniques and practices which the series will use or currently anticipates using are denoted by a check /X/ mark. However, the series may not use all of these techniques and practices. Investment techniques and practices which the series does not currently anticipate using but which the series reserves the freedom to use are denoted by a dash -- mark. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

-  INVESTMENT TECHNIQUES/PRACTICES

   SYMBOLS    /X/ SERIES USES, OR CURRENTLY    -- PERMITTED, BUT SERIES DOES NOT
                  ANTICIPATES USING               CURRENTLY ANTICIPATE USING

   DEBT SECURITIES
    ASSET-BACKED SECURITIES
     Collateralized Mortgage Obligations and Multiclass
       Pass-Through Securities                                --
     Corporate Asset-Backed Securities                        --
     Mortgage Pass-Through Securities                         --
     Stripped Mortgage-Backed Securities                      --
    Corporate Securities                                      /X/
    Loans and Other Direct Indebtedness                       --
    Lower Rated Bonds                                         /X/
    Municipal Bonds                                           --
    U.S. Government Securities                                /X/
    Variable and Floating Rate Obligations                    /X/
    Zero Coupon Bonds, Deferred Interest Bonds and PIK
      Bonds                                                   /X/
   Equity Securities                                          /X/
   FOREIGN SECURITIES EXPOSURE
    Brady Bonds                                               --
    Depositary Receipts                                       /X/
    Dollar-Denominated Foreign Debt Securities                --
    Emerging Markets                                          /X/
    Foreign Securities                                        /X/
   Forward Contracts                                          /X/
   Futures Contracts                                          /X/
   Indexed Securities/Structured Products                     --
   Inverse Floating Rate Obligations                          --
   INVESTMENT IN OTHER INVESTMENT COMPANIES
    Open-End                                                  /X/
    Closed-End                                                /X/
   Lending of Portfolio Securities                            /X/
   LEVERAGING TRANSACTIONS
    Bank Borrowings                                           --
    Mortgage "Dollar-Roll" Transactions                       --
    Reverse Repurchase Agreements                             --
   OPTIONS
    Options on Foreign Currencies                             /X/
    Options on Futures Contracts                              /X/
    Options on Securities                                     /X/
    Options on Stock Indices                                  /X/
    Reset Options                                             --
    "Yield Curve" Options                                     --
   Repurchase Agreements                                      /X/
   Short Sales                                                /X/
   Short Term Instruments                                     /X/
   Swaps and Related Derivative Instruments                   --
   Temporary Borrowings                                       /X/
   Temporary Defensive Positions                              /X/
   "When-Issued" Securities                                   /X/

APPENDIX A                                                  NEW DISCOVERY SERIES

-  INVESTMENT TECHNIQUES AND PRACTICES

   In pursuing its investment objective and investment policies, the New Discovery Series may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the series' investment objective. Investment techniques and practices which the series will use or currently anticipates using are denoted by a check /X/ mark. However, the series may not use all of these techniques and practices. Investment techniques and practices which the series does not currently anticipate using but which the series reserves the freedom to use are denoted by a dash -- mark. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

-  INVESTMENT TECHNIQUES/PRACTICES

   SYMBOLS    /X/ SERIES USES, OR CURRENTLY    -- PERMITTED, BUT SERIES DOES NOT
                  ANTICIPATES USING               CURRENTLY ANTICIPATE USING

   DEBT SECURITIES
   ASSET-BACKED SECURITIES
    Collateralized Mortgage Obligations and Multiclass
      Pass-Through Securities                                 --
    Corporate Asset-Backed Securities                         --
    Mortgage Pass-Through Securities                          --
    Stripped Mortgage-Backed Securities                       --
   Corporate Securities                                       /X/
    Loans and Other Direct Indebtedness                       --
    Lower Rated Bonds                                         /X/
    Municipal Bonds                                           --
    U.S. Government Securities                                /X/
    Variable and Floating Rate Obligations                    /X/
    Zero Coupon Bonds, Deferred Interest Bonds and PIK
      Bonds                                                   /X/
   Equity Securities                                          /X/
   FOREIGN SECURITIES EXPOSURE
    Brady Bonds                                               --
    Depositary Receipts                                       /X/
    Dollar-Denominated Foreign Debt Securities                /X/
    Emerging Markets                                          /X/
    Foreign Securities                                        /X/
   Forward Contracts                                          /X/
   Futures Contracts                                          /X/
   Indexed Securities/Structured Products                     /X/
   Inverse Floating Rate Obligations                          --

   INVESTMENT IN OTHER INVESTMENT COMPANIES
    Open-End                                                  /X/
    Closed-End                                                /X/
   Lending of Portfolio Securities                            /X/
   LEVERAGING TRANSACTIONS
    Bank Borrowings                                           --
    Mortgage "Dollar-Roll" Transactions                       /X/
    Reverse Repurchase Agreements                             --
   OPTIONS
    Options on Foreign Currencies                             /X/
    Options on Futures Contracts                              /X/
    Options on Securities                                     /X/
    Options on Stock Indices                                  /X/
    Reset Options                                             /X/
    "Yield Curve" Options                                     /X/
   Repurchase Agreements                                      /X/
   Short Sales                                                /X/
   Short Term Instruments                                     /X/
   Swaps and Related Derivative Instruments                   /X/
   Temporary Borrowings                                       /X/
   Temporary Defensive Positions                              /X/
   "When-Issued" Securities                                   /X/

APPENDIX A                                                       RESEARCH SERIES

-  INVESTMENT TECHNIQUES AND PRACTICES

   In pursuing its investment objective and investment policies, the Research Series may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the series' investment objective. Investment techniques and practices which the series will use or currently anticipates using are denoted by a check /X/ mark. However, the series may not use all of these techniques and practices. Investment techniques and practices which the series does not currently anticipate using but which the series reserves the freedom to use are denoted by a dash -- mark. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

-  INVESTMENT TECHNIQUES/PRACTICES

   SYMBOLS    /X/ SERIES USES, OR CURRENTLY    -- PERMITTED, BUT SERIES DOES NOT
                  ANTICIPATES USING               CURRENTLY ANTICIPATE USING

   DEBT SECURITIES
    ASSET-BACKED SECURITIES
     Collateralized Mortgage Obligations and Multiclass
       Pass-Through Securities                                --
     Corporate Asset-Backed Securities                        --
     Mortgage Pass-Through Securities                         --
     Stripped Mortgage-Backed Securities                      --
    Corporate Securities                                      /X/
    Loans and Other Direct Indebtedness                       --
    Lower Rated Bonds                                         /X/
    Municipal Bonds                                           --
    U.S. Government Securities                                /X/
    Variable and Floating Rate Obligations                    /X/
    Zero Coupon Bonds, Deferred Interest Bonds and PIK
      Bonds                                                   --
   Equity Securities                                          /X/
   FOREIGN SECURITIES EXPOSURE
    Brady Bonds                                               --
    Depositary Receipts                                       /X/
    Dollar-Denominated Foreign Debt Securities                /X/
    Emerging Markets                                          /X/
    Foreign Securities                                        /X/
   Forward Contracts                                          /X/
   Futures Contracts                                          /X/
   Indexed Securities/Structured Products                     /X/
   Inverse Floating Rate Obligations                          --

   INVESTMENT IN OTHER INVESTMENT COMPANIES
    Open-End Funds                                            /X/
    Closed-End Funds                                          /X/
   Lending of Portfolio Securities                            /X/
   LEVERAGING TRANSACTIONS
    Bank Borrowings                                           --
    Mortgage "Dollar-Roll" Transactions                       /X/
    Reverse Repurchase Agreements                             --
   OPTIONS
    Options on Foreign Currencies                             /X/
    Options on Futures Contracts                              /X/
    Options on Securities                                     /X/
    Options on Stock Indices                                  /X/
    Reset Options                                             --
    "Yield Curve" Options                                     --
   Repurchase Agreements                                      /X/
   Short Sales                                                /X/
   Short Term Instruments                                     /X/
   Swaps and Related Derivative Instruments                   --
   Temporary Borrowings                                       /X/
   Temporary Defensive Positions                              /X/
   "When-Issued" Securities                                   /X/

APPENDIX A                                               STRATEGIC INCOME SERIES

-  INVESTMENT TECHNIQUES AND PRACTICES

   In pursuing its investment objective and investment policies, the Strategic Income Series may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the series' investment objective. Investment techniques and practices which the series will use or currently anticipates using are denoted by a check /X/ mark. However, the series may not use all of these techniques and practices. Investment techniques and practices which the series does not currently anticipate using but which the series reserves the freedom to use are denoted by a dash (--) mark. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

-  INVESTMENT TECHNIQUES/PRACTICES

   SYMBOLS    /X/ SERIES USES, OR CURRENTLY    -- PERMITTED, BUT SERIES DOES NOT
                  ANTICIPATES USING               CURRENTLY ANTICIPATE USING

   DEBT SECURITIES
    ASSET-BACKED SECURITIES
     Collateralized Mortgage Obligations and Multiclass
       Pass-Through Securities                                /X/
     Corporate Asset-Backed Securities                        /X/
     Mortgage Pass-Through Securities                         /X/
     Stripped Mortgage-Backed Securities                      /X/
    Corporate Securities                                      /X/
    Loans and Other Direct Indebtedness                       /X/
    Lower Rated Bonds                                         /X/
    Municipal Bonds                                           /X/
    U.S. Government Securities                                /X/
    Variable and Floating Rate Obligations                    /X/
    Zero Coupon Bonds, Deferred Interest Bonds and PIK
      Bonds                                                   /X/
   Equity Securities                                          /X/
   FOREIGN SECURITIES EXPOSURE
    Brady Bonds                                               /X/
    Depositary Receipts                                       /X/
    Dollar-Denominated Foreign Debt Securities                /X/
    Emerging Markets                                          /X/
    Foreign Securities                                        /X/
   Forward Contracts                                          /X/
   Futures Contracts                                          /X/
   Indexed Securities/Structured Products                     /X/
   Inverse Floating Rate Obligations                          /X/

   INVESTMENT IN OTHER INVESTMENT COMPANIES
    Open-End Funds                                            /X/
    Closed-End Funds                                          /X/
   Lending of Portfolio Securities                            /X/
   LEVERAGING TRANSACTIONS
    Bank Borrowings                                           --
    Mortgage "Dollar-Roll" Transactions                       /X/
    Reverse Repurchase Agreements                             --
   OPTIONS
    Options on Foreign Currencies                             /X/
    Options on Futures Contracts                              /X/
    Options on Securities                                     /X/
    Options on Stock Indices                                  /X/
    Reset Options                                             /X/
    "Yield Curve" Options                                     /X/
   Repurchase Agreements                                      /X/
   Short Sales                                                /X/
   Short Term Instruments                                     /X/
   Swaps and Related Derivative Instruments                   /X/
   Temporary Borrowings                                       /X/
   Temporary Defensive Positions                              /X/
   "When-Issued" Securities                                   /X/

APPENDIX A                                                   TOTAL RETURN SERIES

-  INVESTMENT TECHNIQUES AND PRACTICES

   In pursuing its investment objective and investment policies, the Total Return Series may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the series' investment objective. Investment techniques and practices which the series will use or currently anticipates using are denoted by a check /X/ mark. However, the series may not use all of these techniques and practices. Investment techniques and practices which the series does not currently anticipate using but which the series reserves the freedom to use are denoted by a dash (--) mark. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

-  INVESTMENT TECHNIQUES/PRACTICES

   SYMBOLS    /X/ SERIES USES, OR CURRENTLY    -- PERMITTED, BUT SERIES DOES NOT
                  ANTICIPATES USING               CURRENTLY ANTICIPATE USING

   DEBT SECURITIES
    ASSET-BACKED SECURITIES
     Collateralized Mortgage Obligations and Multiclass
       Pass-Through Securities                                /X/
     Corporate Asset-Backed Securities                        /X/
     Mortgage Pass-Through Securities                         /X/
     Stripped Mortgage-Backed Securities                      /X/
    Corporate Securities                                      /X/
    Loans and Other Direct Indebtedness                       /X/
    Lower Rated Bonds                                         /X/
    Municipal Bonds                                           /X/
    U.S. Government Securities                                /X/
    Variable and Floating Rate Obligations                    /X/
    Zero Coupon Bonds, Deferred Interest Bonds and PIK
      Bonds                                                   /X/
   Equity Securities                                          /X/
   FOREIGN SECURITIES EXPOSURE
    Brady Bonds                                               /X/
    Depositary Receipts                                       /X/
    Dollar-Denominated Foreign Debt Securities                /X/
    Emerging Markets                                          /X/
    Foreign Securities                                        /X/
   Forward Contracts                                          /X/
   Futures Contracts                                          /X/
   Indexed Securities/Structured Products                     /X/
   Inverse Floating Rate Obligations                          /X/

   INVESTMENT IN OTHER INVESTMENT COMPANIES
    Open-End Funds                                            /X/
    Closed-End Funds                                          /X/
   Lending of Portfolio Securities                            /X/
   LEVERAGING TRANSACTIONS
    Bank Borrowings                                           --
    Mortgage "Dollar-Roll" Transactions                       /X/
    Reverse Repurchase Agreements                             --
   OPTIONS
    Options on Foreign Currencies                             /X/
    Options on Futures Contracts                              /X/
    Options on Securities                                     /X/
    Options on Stock Indices                                  /X/
    Reset Options                                             /X/
    "Yield Curve" Options                                     /X/
   Repurchase Agreements                                      /X/
   Short Sales                                                /X/
   Short Term Instruments                                     /X/
   Swaps and Related Derivative Instruments                   /X/
   Temporary Borrowings                                       /X/
   Temporary Defensive Positions                              /X/
   "When-Issued" Securities                                   /X/

APPENDIX A                                                      UTILITIES SERIES


-  INVESTMENT TECHNIQUES AND PRACTICES

   In pursuing its investment objective and investment policies, the Utilities Series may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the series' investment objective. Investment techniques and practices which the series will use or currently anticipates using are denoted by a check /X/ mark. However, the series may not use all of these techniques and practices. Investment techniques and practices which the series does not currently anticipate using but which the series reserves the freedom to use are denoted by a dash (--) mark. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

-  INVESTMENT TECHNIQUES/PRACTICES

   SYMBOLS    /X/ SERIES USES, OR CURRENTLY    -- PERMITTED, BUT SERIES DOES NOT
                  ANTICIPATES USING               CURRENTLY ANTICIPATE USING

   DEBT SECURITIES
    ASSET-BACKED SECURITIES                                   /X/
     Collateralized Mortgage Obligations and Multiclass
       Pass-Through Securities                                /X/
     Corporate Asset-Backed Securities                        /X/
     Mortgage Pass-Through Securities                         /X/
     Stripped Mortgage-Backed Securities                      --
    Corporate Securities                                      /X/
    Loans and Other Direct Indebtedness                       /X/
    Lower Rated Bonds                                         /X/
    Municipal Bonds                                           /X/
    U.S. Government Securities                                /X/
    Variable and Floating Rate Obligations                    /X/
    Zero Coupon Bonds, Deferred Interest Bonds and PIK
      Bonds                                                   /X/
   Equity Securities                                          /X/
   FOREIGN SECURITIES EXPOSURE
    Brady Bonds                                               /X/
    Depositary Receipts                                       /X/
    Dollar-Denominated Foreign Debt Securities                /X/
    Emerging Markets                                          /X/
    Foreign Securities                                        /X/
   Forward Contracts                                          /X/
   Futures Contracts                                          /X/
   Indexed Securities/Structured Products                     /X/
   Inverse Floating Rate Obligations                          --

   INVESTMENT IN OTHER INVESTMENT COMPANIES
    Open-End                                                  /X/
    Closed-End                                                /X/
   Lending of Portfolio Securities                            /X/
   LEVERAGING TRANSACTIONS
    Bank Borrowings                                           --
    Mortgage "Dollar-Roll" Transactions                       /X/
    Reverse Repurchase Agreements                             --
   OPTIONS
    Options on Foreign Currencies                             /X/
    Options on Futures Contracts                              /X/
    Options on Securities                                     /X/
    Options on Stock Indices                                  /X/
    Reset Options                                             --
    "Yield Curve" Options                                     --
   Repurchase Agreements                                      /X/
   Short Sales                                                /X/
   Short Term Instruments                                     /X/
   Swaps and Related Derivative Instruments                   --
   Temporary Borrowings                                       /X/
   Temporary Defensive Positions                              /X/
   "When-Issued" Securities                                   /X/

APPENDIX A                                                          VALUE SERIES


-  INVESTMENT TECHNIQUES AND PRACTICES

   In pursuing its investment objective and investment policies, the Value Series may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the series' investment objective. Investment techniques and practices which the series will use or currently anticipates using are denoted by a check /X/ mark. However, the series may not use all of these techniques and practices. Investment techniques and practices which the series does not currently anticipate using but which the series reserves the freedom to use are denoted by a dash (--) mark. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

-  INVESTMENT TECHNIQUES/PRACTICES

   SYMBOLS    /X/ SERIES USES, OR CURRENTLY    -- PERMITTED, BUT SERIES DOES NOT
                  ANTICIPATES USING               CURRENTLY ANTICIPATE USING

   DEBT SECURITIES
    Asset-Backed Securities                                   /X/
     Collateralized Mortgage Obligations and Multiclass
       Pass-Through Securities                                /X/
     Corporate Asset-Backed Securities                        /X/
     Mortgage Pass-Through Securities                         /X/
     Stripped Mortgage-Backed Securities                      /X/
    Corporate Securities                                      /X/
    Loans and Other Direct Indebtedness                       /X/
    Lower Rated Bonds                                         /X/
    Municipal Bonds                                           /X/
    U.S. Government Securities                                /X/
    Variable and Floating Rate Obligations                    /X/
    Zero Coupon Bonds, Deferred Interest Bonds and PIK
      Bonds                                                   /X/
   Equity Securities                                          /X/
   FOREIGN SECURITIES EXPOSURE
    Brady Bonds                                               /X/
    Depositary Receipts                                       /X/
    Dollar-Denominated Foreign Debt Securities                /X/
    Emerging Markets                                          /X/
    Foreign Securities                                        /X/
   Forward Contracts                                          /X/
   Futures Contracts                                          /X/
   Indexed Securities/Structured Products                     /X/
   Inverse Floating Rate Obligations                          --

   INVESTMENT IN OTHER INVESTMENT COMPANIES
    Open-End                                                  /X/
    Closed-End                                                /X/
   Lending of Portfolio Securities                            /X/
   LEVERAGING TRANSACTIONS
    Bank Borrowings                                           --
    Mortgage "Dollar-Roll" Transactions                       /X/
    Reverse Repurchase Agreements                             --
   OPTIONS
    Options on Foreign Currencies                             /X/
    Options on Futures Contracts                              /X/
    Options on Securities                                     /X/
    Options on Stock Indices                                  /X/
    Reset Options                                             /X/
   "Yield Curve" Options                                      /X/
   Repurchase Agreements                                      /X/
   Short Sales                                                /X/
   Short Term Instruments                                     /X/
   Swaps and Related Derivative Instruments                   /X/
   Temporary Borrowings                                       /X/
   Temporary Defensive Positions                              /X/
   "When-Issued" Securities                                   /X/

   MFS(R) VARIABLE INSURANCE TRUST(SM)

   If you want more information about the trust and its series, the following documents are available free upon request:

   ANNUAL/SEMIANNUAL REPORTS. These reports contain information about the series' actual investments. Annual reports discuss the effect of recent market conditions and the series' investment strategy on the series' performance during their last fiscal year.


   STATEMENT OF ADDITIONAL INFORMATION (SAI). The SAI, dated May 1, 2004, provides more detailed information about the trust and its series and is incorporated into this prospectus by reference.


   YOU CAN GET FREE COPIES OF THE ANNUAL/SEMIANNUAL REPORTS, THE SAI AND OTHER INFORMATION ABOUT THE TRUST AND ITS SERIES, AND MAKE INQUIRIES ABOUT THE TRUST AND ITS SERIES, BY CONTACTING:

      MFS Service Center, Inc.
      2 Avenue de Lafayette
      Boston, MA 02111-1738
      Telephone: 1-800-343-2829, EXT. 3500
      Internet: http://www.mfs.com

   Information about the trust and its series (including its prospectus, SAI and shareholder reports) can be reviewed and copied at the:

      Public Reference Room
      Securities and Exchange Commission
      Washington, D.C., 20549-0102

   Information on the operation of the Public Reference Room may be obtained by calling the Commission at 202-942-8090. Reports and other information about the trust and its series are available on the EDGAR Databases on the Commission's Internet website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section at the above address.

      The trust's Investment Company Act file number is 811-8326

                                                   MSG 11/98 224M 90/290/390/890

MFS(R) VARIABLE INSURANCE TRUST(SM)

MAY 1, 2004


[MFS(R) INVESTMENT MANAGEMENT LOGO]


MFS(R) VARIABLE INSURANCE TRUST(SM)
500 BOYLSTON STREET, BOSTON, MA 02116
(617) 954-5000


STATEMENT OF ADDITIONAL INFORMATION



This Statement of Additional Information, as amended or supplemented from time to time (the "SAI"), sets forth information which may be of interest to investors but which is not necessarily included in the Trust's Prospectuses, each dated May 1, 2004, as supplemented from time to time. This SAI should be read in conjunction with the Prospectuses, a copy of which may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number).

This SAI relates to the 15 Series of the Trust identified on pages three and four hereof. Shares of these Series are offered to separate accounts of certain insurance companies ("Participating Insurance Companies") that fund variable annuity and variable life insurance contracts ("Contracts") and to qualified retirement and pension plans ("Plans"). Participating Insurance Companies and sponsors of Plans ("Plan Sponsors") may choose to offer as investment options to their Contract holders less than all of the Trust's Series, in which case the Trust's Prospectuses for those Participating Insurance Companies and Plans will be revised to describe only those Series offered. Therefore, while certain versions of the Trust's Prospectuses will describe only certain of the Trust's Series, this SAI includes information on other Series which are not offered pursuant to such Prospectuses, in which case information concerning these other Series contained herein should be disregarded.

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

STATEMENT OF ADDITIONAL INFORMATION

TABLE OF CONTENTS


                                                                                        PAGE
I     General Information and Definitions                                                3

II    Distribution Plan Payments                                                         3

III   Investment Techniques, Practices and Risks                                         3

IV    Investment Restrictions                                                            4

V     Management of the Trust                                                            5

      Trustees and Officers-- Identification and Background                              5

      Share Ownership                                                                    5

      Trustee Compensation and Committees                                                9

      Investment Adviser                                                                10

      Investment Advisory Agreement                                                     11

      Administrator                                                                     12

      Custodian                                                                         13

      Shareholder Servicing Agent                                                       13

      Distributor                                                                       13

      Code of Ethics                                                                    13

VI    Distribution Plan                                                                 14

VII   Portfolio Transactions and Brokerage Commissions                                  14

VIII  Tax Status                                                                        16

IX    Net Income and Distributions                                                      17

X     Determination of Net Asset Value                                                  17

XI    Description of Shares, Voting Rights and Liabilities                              18

XII   Independent Auditors and Financial Statements                                     19

      Appendix A--Trustees and Officers-- Identification and Background                A-1

      Appendix B--Committees                                                           B-1

      Appendix C--Trustees' Ownership of Series Shares                                 C-1

      Appendix D--Investment Techniques, Practices and Risks                           D-1

      Appendix E--Description of Bond Ratings                                          E-1

      Appendix F--Distribution Plan Payments                                           F-1

      Appendix G--Proxy Voting Policies and Procedures                                 G-1

I     GENERAL INFORMATION AND DEFINITIONS

      MFS Variable Insurance Trust (the "Trust") organized in 1994 is a professionally managed open-end management investment company (a "mutual fund") consisting of 15 separate series (individually or collectively hereinafter referred to as a "Series" or the "Series"):

      MFS Bond Series (the "Bond Series").*

      MFS Capital Opportunities Series (the "Capital Opportunities Series").*

      MFS Emerging Growth Series (the "Emerging Growth Series").*

      MFS Global Equity Series (the "Global Equity Series").*

      MFS High Income Series (the "High Income Series").*

      MFS Investors Growth Stock Series (the "Investors Growth Stock Series").*

      MFS Investors Trust Series (the "Investors Trust Series").*


      MFS Mid Cap Growth Series (the "Mid Cap Growth Series").*


      MFS Money Market Series (the "Money Market Series")*.

      MFS New Discovery Series (the "New Discovery Series").*

      MFS Research Series (the "Research Series").*

      MFS Strategic Income Series (the "Strategic Income Series").

      MFS Total Return Series (the "Total Return Series").*

      MFS Utilities Series (the "Utilities Series").

      MFS Value Series (the "Value Series")*.

----------
      *Diversified Series of the Trust. This means that, with respect to 75% of its total assets, the Series may not (1) purchase more than 10% of the outstanding voting securities of any one issuer, or (2) purchase securities of any issuer if, as a result, more than 5% of the Series' total assets would be invested in that issuer's securities. This limitation does not apply to obligations of the U.S. Government, its agencies or instrumentalities or to investments in other investment companies.

      The Emerging Growth Series was previously known as the "OTC Series" until its name was changed on June 1, 1995. The Capital Opportunities Series was previously known as the "Value Series" until its name was changed on May 1, 1999. That Series was previously known as the "Growth Series" until its name was changed on April 25, 1996. The Investors Trust Series was previously known as the Growth With Income Series until its name was changed on May 1, 2001. The Investors Growth Stock Series was previously known as the Growth Series until its name was changed on May 1, 2001. The Strategic Income Series was previously known as the Global Governments Series until it changed its name on April 30, 2002. The Global Governments Series was previously known as the "World Governments Series" until its name was changed on May 1, 1999.

      Each Series' investment adviser and distributor is, respectively, Massachusetts Financial Services Company ("MFS" or the "Adviser") and MFS Fund Distributors, Inc. ("MFD" or the "Distributor"), each a Delaware corporation.

II    DISTRIBUTION PLAN PAYMENTS


      Payments made by the Series under the Service Class Distribution Plan for its most recent fiscal year end are set forth in APPENDIX F to this SAI.


III   INVESTMENT TECHNIQUES, PRACTICES AND RISKS

      The investment objective and investment policies of each Series are described in the Prospectus. In pursuing its investment objective and principal investment policies, a Series may engage in a number of investment techniques and practices, which involve certain risks.

      These investment techniques and practices, which may be changed without shareholder approval, are identified in APPENDIX A to the Prospectus, and are more fully described, together with their associated risks, in APPENDIX D to this SAI. The following percentage limitations apply at the time of investment to certain of these investment techniques and practices:


               INVESTMENT                        PERCENTAGE LIMITATION
               LIMITATION                        (BASED ON NET ASSETS)
--------------------------------------------------------------------------------
1.    BOND SERIES:
      Dollar and Non-Dollar Denominated
      Foreign Securities:                up to 35% of the Series' net assets

      Non-Dollar Denominated
      Non-Canadian Foreign Securities    10% of the Series' net assets
      Lower Rated Bonds:                 up to (but not including) 20%
                                         of the Series' net assets
      Short Sales:                       5% of the Series' net assets

2.    CAPITAL OPPORTUNITIES SERIES:
      Foreign Securities:                35% of the Series' net assets
      Lower Rated Bonds:                 up to (but not including) 10%
                                         of the Series' net assets
      Short Sales:                       5% of the Series' net assets

3.    EMERGING GROWTH SERIES:
      Foreign Securities (including
      Emerging Market Securities):       up to (but not including) 20%
                                         of the Series' net assets
      Lower Rated Bonds:                 up to (but not including) 10%
                                         of the Series' net assets
      Short Sales:                       5% of the Series' net assets

4.    GLOBAL EQUITY SERIES:
      Foreign Securities:                100% of the Series' net assets
      Short Sales:                       5% of the Series' net assets

5.    HIGH INCOME SERIES:
      Foreign Securities:                25% of the Series' net assets
      Emerging Markets:                  5% of the Series' net assets
      Lower Rated Bonds:                 100% of the Series' net assets
      Short Sales:                       5% of the Series' net assets

6.    INVESTORS GROWTH STOCK SERIES:
      Foreign Securities:                35% of the Series' net assets
      Short Sales:                       5% of the Series' net assets

7.    INVESTORS TRUST SERIES:
      Foreign Securities:                up to (but not including) 20%
                                         of the Series' net assets
      Short Sales:                       5% of the Series' net assets

8.    MID CAP GROWTH SERIES:
      Foreign Securities:                up to (but not including) 20%
                                         of the Series' net assets
      Lower Rated Bonds:                 up to (but not including) 10%
                                         of the Series' net assets
      Short Sales:                       15% of the Series' net assets

               INVESTMENT                        PERCENTAGE LIMITATION
               LIMITATION                        (BASED ON NET ASSETS)
--------------------------------------------------------------------------------
9.    MONEY MARKET SERIES:
      U.S. dollar-denominated securities
      of foreign issuers                 up to 35% of the Series' net assets

      Bank obligations where the
      issuing bank has capital,
      surplus and undivided profits less
      than or equal to $100 million:     10% of the Series' net assets
      Short Sales:                       5% of the Series' net assets

10.   NEW DISCOVERY SERIES:
      Foreign Securities:                up to (but not including) 20%
                                         of the Series' net assets
      Lower Rated Bonds:                 up to (but not including) 10%
                                         of the Series' net assets
      Short Sales:                       15% of the Series' net assets

11.   RESEARCH SERIES:
      Foreign Securities:                up to (but not including) 20%
                                         of the Series' net assets
      Lower Rated Bonds:                 up to (but not including) 10%
                                         of the Series' net assets
      Short Sales:                       5% of the Series' net assets

12.   STRATEGIC INCOME SERIES:
      Foreign Securities:                may not exceed 50% of
                                         the Series' net assets
      Lower Rated Bonds:                 up to 100% of the Series' net assets
      Short Sales:                       5% of the Series' net assets

13.   TOTAL RETURN SERIES:
      Foreign Securities:                up to (but not including) 20%
                                         of the Series' net assets
      Lower Rated Bonds:                 up to (but not including) 20%
                                         of the Series' net assets
      Short Sales:                       5% of the Series' net assets

14.   UTILITIES SERIES:
      Foreign Securities:                35% of the Series' net assets
      Lower Rated Bonds:                 up to (but not including) 20%
                                         of the Series' net assets
      Short Sales:                       5% of the Series' net assets

15.   VALUE SERIES:
      Foreign Securities                 35% of the Series' net assets
      Lower Rated Bonds                  up to (but not including) 10%
                                         of the Series' net assets
      Short Sales:                       5% of the Series' net assets


IV    INVESTMENT RESTRICTIONS

      Each Series has adopted the following restrictions which cannot be changed without the approval of the holders of a majority of the Series' shares which as used in this Statement of Additional Information means the vote of the lesser of (i) 67% or more of the outstanding shares of the Trust or the Series, as applicable, present at a meeting if holders of more than 50% of the outstanding shares of the Trust or the Series, as applicable, are represented in person or by proxy, or (ii) more than 50% of the outstanding shares of the Trust or the Series, as applicable.

      As fundamental policies, each Series may not:

      (1) borrow money except to the extent such borrowing is not prohibited by the Investment Company Act of 1940, as amended (the "1940 Act") and exemptive orders granted under such Act;

      (2) underwrite securities issued by other persons, except that all or any portion of the assets of the Series may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Series may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security;

      (3) issue any senior securities except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act. For purposes of this restriction, collateral arrangements with respect to any type of swap, option, Forward Contracts and Futures Contracts and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security;

      (4) make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act;

      (5) purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, Futures Contracts and Forward Contracts) in the ordinary course of its business. The Series reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, Futures Contracts and Forward Contracts) acquired as a result of the ownership of securities; and

      (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry (provided however, that (i) the High Income Series may invest up to 40% of the value of its assets in each of the electric utility and telephone industries and (ii) the Utilities Series will invest at least 25% of its gross assets in the utilities industry). For the Money Market Series, this restriction shall not apply to securities or obligations issued or guaranteed by banks or bank holding companies, finance companies or utility companies.

      In addition, each Series has adopted the following non-fundamental policy, which may be changed without shareholder approval. Each Series will not:

      (1) invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (E.G., trading in the security is suspended, or, in the case of unlisted securities, where no market exists), if more than 15% of the Series' net assets (taken at market value) (10% of net assets in the case of the Money Market Series) would be invested in such securities. Repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of the Series' limitation on investment in illiquid securities. Securities that are not registered under the Securities Act of 1933, but are determined to be liquid by the

          Trust's Board of Trustees (or its delegee), will not be subject to this 15% (10% in the case of the Money Market Series) limitation.

      Except for investment restriction no. 1 and the Series' non-fundamental policy on investing in illiquid securities, these investment restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy. In the event the investments exceed the percentage specified in the Series' non-fundamental policy on illiquid investments, a Series will reduce the percentage of its assets invested in illiquid investments in due course, taking into account the best interests of shareholders.

V     MANAGEMENT OF THE TRUST

      TRUSTEES/OFFICERS -- BOARD OVERSIGHT

      The Board of Trustees which oversees all of the Series in the Trust provides broad supervision over the affairs of each Series. The Adviser is responsible for the investment management of each Series assets, and the officers of the Trust are responsible for its operations.

      TRUSTEES AND OFFICERS -- IDENTIFICATION AND BACKGROUND

      The identification and background of the Trustees and Officers of the Trust are set forth in APPENDIX A to this SAI.

      SHARE OWNERSHIP


      As of January 31, 2004, all Trustees and officers as a group owned less than 1% of each Series. Information concerning the value of each Trustee's share ownership in each Series overseen and, on an aggregate basis, in all MFS Funds overseen, is set forth in APPENDIX C to this SAI.

      The following table identifies those investors who own 25% or more of a Series' shares (both share classes taken together) as of January 31, 2004 and are therefore presumed to control that series. All holdings are of record unless indicated otherwise.:

      25% OR GREATER OWNERSHIP



                                                                                  APPROXIMATE
                                                                                     % OF
                                                  NAME AND ADDRESS               OUTSTANDING
                SERIES                             OF SHAREHOLDER                SHARES OWNED
      ----------------------------  ------------------------------------------  --------------
      Capital                       Hartford Life & Annuity Insurance                45.34%
      Opportunities                 c/o Separate Account Seven
      Series                        Attn: David Ten Broeck
                                    200 Hopmeadow St.
                                    Simsbury, CT 06089

      Global Equity                 Hartford Life & Annuity Insurance                73.82%
      Series                        c/o Separate Account Seven
                                    Attn: David Ten Broeck
                                    200 Hopmeadow St.
                                    Simsbury, CT 06089

      High Income                   Hartford Life & Annuity Insurance                57.42%
      Series                        c/o Separate Account Seven
                                    Attn: David Ten Broeck
                                    200 Hopmeadow St.
                                    Simsbury, CT 06089

      Investors Growth              IDS Life Insurance Company                       31.80%
      Stock Series                  RAVA-1MG-American Express
                                    222 AXP Financial Center,
                                    Minneapolis, MN 55474-0001

                                    Hartford Life & Annuity Insurance                29.27%
                                    c/o Separate Account Seven
                                    Attn: David Ten Broeck
                                    200 Hopmeadow St.
                                    Simsbury, CT 06089

      Investors                     Hartford Life & Annuity Insurance                26.27%
      Trust Series                  c/o Separate Account Seven
                                    Attn: David Ten Broeck
                                    200 Hopmeadow St.
                                    Simsbury, CT 06089

      Mid Cap                       Hartford Life & Annuity Ins. Co.                 63.59%
      Growth Series                 Separate Account Seven
                                    Attn: Dave Ten Broeck
                                    PO Box 2999
                                    Hartford, CT 06104-2999

      Money Market                  First Citicorp Life Insurance Company            80.26%
      Series                        c/o Travelers Life & Annuity Co.
                                    Attn: Shareholder Accounting
                                    1 Tower Sq. #6MS
                                    Hartford, CT 06183-0001

      Total Return                  Hartford Life & Annuity Insurance                38.33%
       Series                       C/O Separate Account Seven
                                    Attn: David Ten Broeck
                                    200 Hopmeadow Street
                                    Simsbury, CT 06089-9793

      Utilities                     Lincoln Life Account M, LVUL-DB                  31.91%
      Series                        Lincoln Life Mut Fd Admn
                                    Area 6H-02
                                    1300 S Clinton St.
                                    Fort Wayne, IN 46802-3518

      Value Series                  Hartford Life & Annuity Insurance                28.85%
                                    C/O Separate Account Seven
                                    Attn: David Ten Broeck
                                    200 Hopmeadow Street
                                    Simsbury, CT 06089-9793



      5% OR GREATER OWNERSHIP

      The following table identifies those investors who own 5% or more of a Series' shares by class as of January 31, 2004. All holdings are of record unless indicated otherwise.:



                                                                                  APPROXIMATE
                                                                                     % OF
                                                  NAME AND ADDRESS               OUTSTANDING
                SERIES                             OF SHAREHOLDER                SHARES OWNED
      ----------------------------  ------------------------------------------  --------------
      Bond Series                   First Citicorp Life Insurance Company            25.65%
                                    c/o Travelers Life & Annuity Co.            of Initial
                                    Attn: Shareholder Accounting                     Class
                                    1 Tower Sq. #6MS
                                    Hartford, CT 06183-0001

                                    Kansas City Life Insurance Company               19.56%
                                    Variable Annuity                            of Initial
                                    P.O. Box 419139                                  Class
                                    Kansas City, MO 64141-6139

                                    Keyport Life Insurance Company                   12.02%
                                    125 High Street                             of Initial
                                    Boston, MA 02110-2704                               Class

                                    Citicorp Life Insurance Company                   5.79%
                                    c/o Travelers Life & Annuity Co.            of Initial
                                    Attn: Shareholder Accounting                     Class
                                    1 Tower Sq. #6MS
                                    Hartford, CT 06183-0001

                                    Allstate Financial Advisors                       9.04%
                                    Nebraska Service Center                     of Initial
                                    2940 S 84th Street                               Class
                                    Lincoln, NE 68506-4142

                                    Transamerica Life Insurance Co. Select            6.54%
                                    4333 Edgewood Rd. N.E.                      of Initial
                                    PO Box 2281                                      Class
                                    Cedaar Rapids, IA 52499

                                                                                  APPROXIMATE
                                                                                     % OF
                                                  NAME AND ADDRESS               OUTSTANDING
                SERIES                             OF SHAREHOLDER                SHARES OWNED
      ----------------------------  ------------------------------------------  --------------
                                    Guardian Insurance & Annuity Co.                100.00%
                                    Equity Accounting 3-S                       of Service
                                    3900 Burgess Place                               Class
                                    Bethlehem, PA 18071-9097

      Capital Opportunities         Hartford Life & Annuity Insurance                49.16%
      Series                        Separate Account Seven                       of Initial
                                    Attn: David Ten Broeck                           Class
                                    200 Hopmeadow St.
                                    Simsbury, CT 06089

                                    United of Omaha                                  16.69%
                                    Life Insurance Company                      of Initial
                                    Mutual of Omaha Plaza                            Class
                                    Omaha, NE 68175-0001

                                    Hartford Life Insurance Company                  10.78%
                                    c/o Separate Account Seven                  of Initial
                                    Attn David Ten Broeck                            Class
                                    200 Hopmeadow St.
                                    Simsbury, CT 06089

                                    American Franklin                                 7.13%
                                    Life Insurance Company                      of Initial
                                    Equibuilder                                      Class
                                    c/o American General
                                    Life Insurance Company
                                    Attn: Debbie Kerai
                                    P.O. Box 1591
                                    Houston, TX 77251-1591

                                    Integrity Life Ins Co                            32.64%
                                    515 W Market St                             of Service
                                    Louisville, KY 40202-3333                        Class

                                    Lincoln Life Account M, LVUL-DB                  34.91%
                                    Lincoln Life Mut Fd Admn                    of Service
                                    Area 6H-02                                       Class
                                    1300 S Clinton Street
                                    Forte Wayne, IN 46802-3518

                                    Guardian Insurance &                             11.80%
                                    Annuity Co Inc                              of Service
                                    A/C Guardian Sep A/C F                           Class
                                    Attn Paul Iannelli 3-S
                                    3900 Burgess Pl
                                    Bethlehem, PA 18017-9097

                                    National Integrity Life Ins Co                    9.66%
                                    515 W Market St                             of Service
                                    Louisville, KY 40202-3333                        Class

                                    United of Omaha                                   6.89%
                                    Life Insurance Company                      of Service
                                    Attn Product Accounting & Reporting              Class
                                    11th Fl
                                    Mutual of Omaha Plaza
                                    Omaha, NE 68175-0001

      Emerging Growth               Pruco Life of Arizona                            20.08%
      Series                        Flexible Premium Variable                   of Initial
                                    Annuity Account                                  Class
                                    213 Washington Street
                                    Floor 7
                                    Newark, NJ 07102-2917

                                    Merrill Lynch Life Insurance Company             21.31%
                                    4804 Deer Lake Drive East                   of Initial
                                    Building 3, Floor 4                              Class
                                    Jacksonville, FL 32246-6484

                                    CUNA Mutual Life Insurance Company                5.84%
                                    Variable Annuity Account                    of Initial
                                    2000 Heritage Way                                Class
                                    Waverly, IA 50677-9208


                                    Union Central Life Insurance Company              5.75%
                                    Group Annuity Mutual Funds-Station 3        of Initial
                                    1876 Waycross Road                               Class
                                    Cincinnati, OH 45240-2899

                                    Hartford Life & Annuity Insurance                 7.63%
                                    C/O Separate Account Seven                  of Initial
                                    Attn: David Ten Broeck                           Class
                                    200 Hopmeadow Street
                                    Simsbury, CT 06089-9793

                                    Keyport Life Insurance Co                        21.31%
                                    125 High St                                 of Service
                                    Boston, MA 02110-2704                            Class

                                    Lincoln Life Account M,                          22.30%
                                    LVUL-DB Lincoln Life Mut FD                 of Service
                                    Admn Area 6H-02                                  Class
                                    1300 S Clinton St
                                    Fort Wayne, IN 46802-3518

                                    Integrity Life Ins Co                            12.55%
                                    515 W Market St                             of Service
                                    Louisville, KY 40202-3333                        Class

                                    National Integrity Life Ins Co                    5.88%
                                    515 W Market St                             of Service
                                    Louisville, KY 40202-3333                        Class

                                    Nationwide Insurance Co NWPP                      7.74%
                                    c/o IPO Portfolio Accounting                of Service
                                    Attn: Charles Maxwell                            Class
                                    5900 Park One PW-02-04
                                    Dublin, OH 43016)

                                    Guardian Insurance &                              8.14%
                                    Annuity Co Inc                              of Service
                                    A/C Guardian SEP A/C F                           Class
                                    Attn Paul Iannelli 3-S
                                    3900 Burgess Pl
                                    Bethlehem, PA 18017-9097

      Global Equity                 Hartford Life & Annuity Insurance                73.83%
                                    c/o Separate Account Seven                  of Initial
                                    Attn: David Ten Broeck                           Class
                                    200 Hopmeadow St.
                                    Simsbury, CT 06089

                                    Hartford Life Insurance Company                  21.25%
                                    Separate Account Seven                      of Initial
                                    Attn: David Ten Broeck                           Class
                                    200 Hopmeadow St.
                                    Simsbury, CT 06089

                                    MFS Service Center                                 100%
                                    Attn: Corp. Actions 10th Fl                 of Service
                                    500 Boylston St.                                 Class
                                    Boston, MA 02116-3740

      High                          Hartford Life & Annuity Insurance                64.95%
      Income Series                 c/o Separate Account Seven                  of Initial
                                    Attn: David Ten Broeck                           Class
                                    200 Hopmeadow St.
                                    Simsbury, CT 06089

                                    Hartford Life Insurance Company                  17.12%
                                    Separate Account Seven                      of Initial
                                    Attn: David Ten Broeck                           Class
                                    200 Hopmeadow St.
                                    Weatogue, CT 06089

                                    MetLife Investors Insurance Co.                  88.16%
                                    Variable Annuity A/C One                    of Initial
                                    Attn: Terrence Santry                            Class
                                    501 Boylston St
                                    Boston, MA 02116

                                                                                  APPROXIMATE
                                                                                     % OF
                                                  NAME AND ADDRESS               OUTSTANDING
                SERIES                             OF SHAREHOLDER                SHARES OWNED
      ----------------------------  ------------------------------------------  --------------
                                    MetLife Investors                                 7.68%
                                    Variable Annuity Account Five               of Service
                                    Attn: Shar Nevenhoven                            Class
                                    4700 Westown Pkwy Ste 200
                                    W. Des Moines, IA 50266-6718

      Investors Growth              Hartford Life & Annuity Insurance                60.22%
      Stock Series                  c/o Separate Account Seven                  of Initial
                                    Attn: David Ten Broeck                           Class
                                    200 Hopmeadow St.
                                    Simsbury, CT 06089

                                    Hartford Life Insurance Company                  14.50%
                                    Separate Account Seven                      of Initial
                                    Attn: David Ten Broeck                           Class
                                    200 Hopmeadow St.
                                    Simsbury, CT 06089

                                    John Hancock Variable Account H                   9.18%
                                    John Hancock Place                          of Initial
                                    Boston, MA 02117                                 Class

                                    Protective Variable Annuity                       6.55%
                                    PO Box 2606                                 of Initial
                                    Birmingham, AL 35202-2606                        Class

                                    IDS Life Insurance Company                        6.90%
                                    Rava-2MG-American Express                   of Service
                                    222 AXP Financial Center                         Class
                                    Minneapolis, MN 55474-0001

                                    GE Life and Annuity                              12.61%
                                    Assurance Company                           of Service
                                    Attn: Variable Accounting                        Class
                                    6610 W Broad St
                                    Richmond, VA 23230-1702

                                    Keyport LIfe Insurance Co                         7.17%
                                    125 High St                                 of Service
                                    Boston, MA 02110-2704                            Class

      Investors                     Hartford Life & Annuity Insurance                30.31%
      Trust Series                  c/o Separate Account Seven                   of Initial
                                    Attn David Ten Broeck                            Class
                                    200 Hopmeadow St
                                    Simsbury, CT 06089-9793

                                    Protective Variable Annuity                      10.96%
                                    PO Box 2606                                 of Initial
                                    Birmingham, AL 35202-2606                        Class

                                    New York Life Insurance and Annuity               7.27%
                                    Corporation (NYLIAC)                        of Initial
                                    169 Lackawanna Ave                               Class
                                    Parsippany, NJ 07054-1100

                                    Hartford Life Insurance Company                   2.68%
                                    Separate Account Seven                      of Initial
                                    Attn: David Ten Broeck                           Class
                                    200 Hopmeadow St.
                                    Weatogue, CT 06089-9793

                                    Guardian Insurance & Annuity Co., Inc.            6.11%
                                    A/C Guardian SEP A/C E-VA 75                of Initial
                                    c/o Equity Accounting 3S-18                      Class
                                    3900 Burgess Place
                                    Bethlehem, PA 18017-9097

                                    Metlife Investors                                24.30%
                                    Annuity Account One                         of Service
                                    Attn Shar Nevenhoven                             Class
                                    4700 Westown PKWY STE 200
                                    W Des Moines, IA 50266-6718

                                    GE Life and Annuity Assurance                    29.16%
                                    Company                                     of Service
                                    Attn Variable Accounting                         Class
                                    6610 W Broad St
                                    Richmond, VA 23230-1702

                                    Keyport Life Insurance Co                        20.88%
                                    125 High St                                 of Service
                                    Boston, MA 02110-2704                            Class

      Mid Cap                       Hartford Life & Annuity Ins. Co.                 79.01%
      Growth Series                 Separate Account Seven                      of Initial
                                    Attn: Dave Ten Broeck                            Class
                                    PO Box 2999
                                    Hartford, CT 06104-2999

                                    Hartford Life Insurance Company                  18.01%
                                    Separate Account Seven                      of Initial
                                    Attn: Dave Ten Broeck                            Class
                                    PO Box 2999
                                    Hartford, CT 06104-2999

                                    Integrity Life Ins Co                            20.87%
                                    515 W Market St                             of Service
                                    Louisville, KY 40202-3333                        Class

                                    AllAmerica Financial Life Insurance              27.41%
                                    and Annuity Company                         of Service
                                    Attn: Separate Accts S-310                       Class
                                    440 Lincoln Street
                                    Worcester, MA 01653-0002

                                    Nationwide Insurance Co. NWVA7                   16.96%
                                    c/o IPO Portfolio Accounting                of Service
                                    P.O. Box 182029                                  Class
                                    Columbus, Ohio 43218-2029

                                    Nationwide Insurance Co. NWVA9                   10.00%
                                    c/o IPO Portfolio Accounting                of Service
                                    P.O. Box 182029                                  Class
                                    Columbus, Ohio 43218-2029

                                    National Integrity Life Ins Co                    9.70%
                                    515 W Market St                             of Service
                                    Louisville, KY 40202-3333                        Class

                                    Ohio National Financial Services                  8.95%
                                    1 Financial Way                             of Service
                                    Cincinnati, Ohio 45242-5851                      Class

      New Discovery                 Hartford Life & Annuity Insurance                35.98%
      Series                        c/o Separate Account Seven                  of Initial
                                    Attn: David Ten Broeck                           Class
                                    200 Hopmeadow St.
                                    Simsbury, CT 06089

                                    John Hancock Variable Account                     5.80%
                                    John Hancock Place                          of Initial
                                    Boston, MA 02117                                 Class

                                    Hartford Life Insurance Company                   8.31%
                                    Separate Account Seven                      of Initial
                                    Attn: David Ten Broeck                           Class
                                    200 Hopmeadow Street
                                    Weatogue, CT 06089-9793

                                    IDS Life Insurance Company                       41.75%
                                    Rava-2MD-American Express                   of Service
                                    222 AXP Financial Center                         Class
                                    Minneapolis, MN 55474-0001

                                    Metlife Investors                                11.21%
                                    Annuity Account One                         of Service
                                    Attn Shar Nevenhoven                             Class
                                    4700 Westown PKWY STE 200
                                    W Des Moines, IA 50266-5718

                                                                                  APPROXIMATE
                                                                                     % OF
                                                  NAME AND ADDRESS               OUTSTANDING
                SERIES                             OF SHAREHOLDER                SHARES OWNED
      ----------------------------  ------------------------------------------  --------------
                                    GE Life and Annuity Assurance                    14.21%
                                    Company Attn Variable Accounting            of Service
                                    6610 W Broad St                                  Class
                                    Richmond, VA 23230-1702

                                    AUSA Life Insurance Co                            7.92%
                                    Transamerica Landmark VAR Annuity           of Service
                                    4333 Edgewood Road NE                            Class
                                    Attn: FMG Accounting MS 4410
                                    Cedar Rapids, IA 52499-0001

      Research                      Pruco Life of Arizona                            13.18%
      Series                        Flexible Premium Variable                   of Initial
                                    Annuity Account                                  Class
                                    213 Washington Street
                                    Floor 7
                                    Newark, NJ 07102-2917

                                    New York Life Insurance and Annuity              13.00%
                                    Corporation (NYLIAC)                        of Initial
                                    169 Lackawanna Ave                               Class
                                    Parsippany, NJ 07054-1100

                                    Protective Variable Annuity                      10.02%
                                    P.O. Box 2606                               of Initial
                                    Birmingham, AL 35202-2606                        Class

                                    Keyport Life Insurance Co                         6.47%
                                    c/o Sun Life Financial                      of Initial
                                    P.O. Box 8134                                    Class
                                    Wellesley Hls, MA 02481-9134

                                    New York Life Insurance and Annuity              28.39%
                                    Corporation (NYLIAC)                        of Service
                                    Attn Ashesh Upadhyay                             Class
                                    169 Lackawanna Ave
                                    Parsippany, NJ 07054-1007

                                    Nationwide Life and Annuity Co of                 8.59%
                                    America (NLACA) PLACA-VA                    of Service
                                    c/o IPO Portfolio Accounting                     Class
                                    P .O. Box 1717
                                    Valley Forge, PA 19482-1717

                                    Metlife Investors                                19.62%
                                    Annuity Account One                         of Service
                                    Attn Shar Nevenhoven                             Class
                                    4700 Westown PKWY STE 200
                                    W Des Moines, IA 50266-5718

                                    AUSA Life Insurance Co                            9.63%
                                    Retirement Income Builder III               of Service
                                    4333 Edgewood Road NE                            Class
                                    Attn: FMG Accounting MS 4410
                                    Cedar Rapids, IA 52499-0001

                                    Integrity Life Ins Co.                           11.33%
                                    515 W. Market Street                        of Service
                                    Louisville, KY 40202-3333                        Class

                                    Glenbrook Life and Annuity Company                5.82%
                                    300 N Milwaukee Suite AN2S                  of Service
                                    Vernon Hills, IL 60061-1533                      Class

      Strategic                     Ameritas Life Insurance Company                  24.96%
      Income Series                 Separate Account VA-2 (Annuity)             of Initial
                                    Attn: Giang Nguyen                               Class
                                    5900 O Street
                                    Lincoln, NE 68510-2252

                                    United of Omaha                                  20.67%
                                    Life Insurance Company                      of Initial
                                    Attn: Product Accounting                         Class
                                    Reporting 11 Fl
                                    Mutual of Omaha Plaza
                                    Omaha, NE 68175-0001

                                    ING Life Insurance & Annuity Co                   7.11%
                                    Central Valuation TN41                      of Initial
                                    151 Farmington Ave RTAN                          Class
                                    Hartford, CT 06156-001

                                    Ameritas Life Insurance Company                   5.00%
                                    Separate Account V (Life)                   of Initial
                                    Attn: Giang Nguyen                               Class
                                    5900 O Street
                                    Lincoln, NE 68510-2252

                                    Metlife Investors                                63.59%
                                    Annuity Account One                         of Service
                                    Attn Shar Nevenhoven                             Class
                                    4700 Westown PKWY STE. 200
                                    W. Des Moines, IA 50266-5718

                                    Guardian Insurance & Annuity Co. Inc.            13.49%
                                    A/C Guardian Sep A/C F                      of Service
                                    Attn: Paul Iannelli 3-S                          Class
                                    3900 Burgess Pl
                                    Bethlehem, PA 18017-9097

                                    Guardian Insurance & Annuity Co                  12.25%
                                    Attn: Paul Iannelli                         of Service
                                    Equity Accounting 3-S                            Class
                                    3900 Burgess Place
                                    Bethlehem, PA 18017-9907

                                    Metlife Investors                                 7.33%
                                    Variable Annuity Account Five               of Service
                                    Attn: Stacie Gannon                              Class
                                    4700 Westown PKWY Ste 200
                                    W. Des Moines, IA 50266-6718

      Total                         Hartford Life & Annuity Insurance                46.92%
      Return Series                 C/O Separate Account Seven                  of Initial
                                    Attn: David Ten Broeck                           Class
                                    200 Hopmeadow Street
                                    Simsbury, CT 06089-9793

                                    ING Life Insurance & Annuity Co                   9.31%
                                    Central Valuation TN41                      of Initial
                                    151 Farmington Ave RTAN                          Class
                                    Hartford, CT 06156-001

                                    Protective Variable Annuity                       7.20%
                                    P.O. Box 2606                               of Initial
                                    Birmingham, AL 35202-2606                        Class

                                    Hartford Life Insurance Company                   9.48%
                                    Separate Account Seven                         Initial
                                    Attn: David Ten Broek                            Class
                                    200 Hopmeadow Street
                                    Weatogue, CT 06089-9793

                                    Lincoln Life Account M-LVUL DB                   24.13%
                                    Lincoln Life Mut FD                         of Service
                                    ADMN Area 6H-02                                  Class
                                    1300 S Clinton St.
                                    Fort Wayne, IN 46802-3518

                                    Life Insurance Co                                16.18%
                                    Transamerica                                of Service
                                    4333 Edgewood Rd NE                              Class
                                    Attn: FMG Accounting MS 4410
                                    Cedar Rapids, IA 52499-0001

                                    Ohio National                                    13.44%
                                    Financial Services                          of Service
                                    1 Financial Way                                  Class
                                    Cincinnati, OH 45242-5851

                                                                                  APPROXIMATE
                                                                                     % OF
                                                  NAME AND ADDRESS               OUTSTANDING
                SERIES                             OF SHAREHOLDER                SHARES OWNED
      ----------------------------  ------------------------------------------  --------------
                                    Allmerica Financial Life Insurance                7.93%
                                    and Annuity Company                         of Service
                                    Attn: Separate Accts S-310                       Class
                                    440 Lincoln St.
                                    Worcester, MA 01653-0002

                                    American Enterprise Life Insur Corp              14.11%
                                    125 AXP Financial Center                    of Service
                                    Minneapolis, MN 55474-0001                       Class

                                    Integrity Life Ins Co                             5.83%
                                    515 W Market St                             of Service
                                    Louisville, KY 40202-3333                        Class

                                    Life Insurance Co                                 5.33%
                                    Transamerica                                of Service
                                    4333 Edgewood Rd NE                              Class
                                    Attn: FMG Accounting MS 4410
                                    Cedar Rapids, IA 52499-0001

      Utilities Series              Lincoln Life Account M, LVUL-DB                  31.91%
                                    Mutual FD Admin Area 6-H02                  of Initial
                                    1300 S Clinton St.                               Class
                                    Fort Wayne, IN 46802-3506

                                    Ameritas Life Insurance Company                  13.89%
                                    Separate Account VA-2 (Annuity)             of Initial
                                    5900 O Street                                    Class
                                    Lincoln, NE 68510-2252

                                    Jefferson Pilot Financial Ins. Co                 7.99%
                                    Separate Account A                          of Initial
                                    Attn: T. McCarthy                                Class
                                    1 Granite Pl
                                    Concord, NH 03301-3258

                                    Kansas City Life Insurance Company                6.69%
                                    Variable Annuity                            of Initial
                                    P.O. Box 419139                                  Class
                                    Kansas City, MO 64141-6139

                                    Transamerica Life Insurance Co                    5.04%
                                    4333 Edgewood RD NE                         of Initial
                                    Cedar Rapids, IA 52499-0001                      Class

      Value Series                  Hartford Life & Annuity                          42.99%
                                    Separate Account                            of Initial
                                    Attn David Ten Broeck                            Class
                                    200 Hopmeadow St.
                                    Simsbury, CT 06089-9793

                                    Prudential Tol 1 Alabama Power                   28.58%
                                    290 W Mount Pleasant Ave                    of Initial
                                    Livingston, NJ 07039-2747                        Class

                                    Hartford Life Insurance Co                       11.33%
                                    Separate Account                            of Initial
                                    Attn David Ten Broeck                            Class
                                    200 Hopmeadow St.
                                    Simsbury, CT 06089-9793

                                    LPLA Separate Account One                        10.66%
                                    3101 Poplarwood Ct Ste 300                  of Initial
                                    Raleigh, NC 27604-1045                           Class

                                    Nationwide Insurance Co NWVA7                    31.34%
                                    C/O IPO Portfolio Accounting                of Service
                                    PO Box 182029                                    Class
                                    Columbus, OH 43218-2029

                                    Nationwide Insurance Co NWVA9                    25.81%
                                    C/O IPO Portfolio Accounting                of Service
                                    PO Box 182029                                    Class
                                    Columbus, OH 43218-2029

                                    Minnesota Life                                   22.28%
                                    400 Robert Street N# A6-5216                of Service
                                    Saint Paul, MN 55101-2015                        Class

                                    Nationwide Insurance Company                     17.08%
                                    NWVA9                                       of Service
                                    c/o IPO Portfolio Accounting                     Class
                                    P.O. Box 182029
                                    Columbus, OH 43218-2029


      TRUSTEE COMPENSATION AND COMMITTEES

      The Trust pays the compensation of non-interested Trustees and of Trustees who are not officers of the Trust, who currently receive an annual retainer per Series. Further information on the committees of the Series' Board of Trustees is set forth in Appendix B to this SAI.


      The table below provides the total Trustee fees that the members of the new Board received from the MFS Fund complex during that calendar year.


      TRUSTEE COMPENSATION TABLE



                                                              TOTAL TRUSTEE
                                                                FEES FROM
      NAME OF TRUSTEE                                      THE FUND COMPLEX(1)
      ---------------------------------------------------  -------------------
      INTERESTED TRUSTEES
      Robert J. Manning                                         $        0
      Robert C. Pozen                                                    0
      NON-INTERESTED TRUSTEES
      Lawrence H. Cohn, M.D.                                       196,868
      The Hon. Sir J. David Gibbons, KBE(2)                         19,598
      William R. Gutow                                             196,868
      J. Atwood Ives                                               207,969
      Abby M. O'Neill(3)                                           189,682
      Lawrence T. Perera                                           206,858
      William J. Poorvu                                            207,969
      J. Dale Sherratt                                             196,868
      Elaine R. Smith                                              196,868
      Ward Smith                                                   206,324


----------

      (1) Information is provided for calendar year 2003. Each Trustee receiving compensation served as Trustee of 109 Funds within the MFS Fund complex (having aggregate net assets at December 31, 2003 of approximately $89.6 billion).
      (2) Mr. Gibbons retired as Trustee of the Series effective December 31, 2002. During the calendar year 2003, Mr. Gibbons was compensated Trustee fees for a meeting that occurred in 2002.
      (3) Ms. O'Neill retired as Trustee of the Series effective December 31, 2003.

      TRUSTEE FEES FROM EACH SERIES(1)



                                                                   COHN
      Bond Series                                               $      156
      Capital Opportunities Series                                     622
      Emerging Growth Series                                         2,167
      Global Equity Series                                             156
      High Income Series                                               599
      Investors Growth Stock Series                                  1,244
      Investors Trust Series                                         1,319
      Mid Cap Growth Series                                            363
      Money Market Series                                              156
      New Discovery Series                                           1,244
      Research Series                                                1,319
      Strategic Income Series                                          156
      Total Return Series                                            3,019
      Utilities Series                                               1,244
      Value Series                                                     142

                                                 GIBBONS(2)   GUNNING(4)     GUTOW
      Bond Series                                $       14      N/A       $      156
      Capital Opportunities Series                       58      N/A              622
      Emerging Growth Series                            297      N/A            2,167
      Global Equity Series                               14      N/A              156
      High Income Series                                 33      N/A              599
      Investors Growth Stock Series                      80      N/A            1,244
      Investors Trust Series                            191      N/A            1,319
      Mid Cap Growth Series                              33      N/A              363
      Money Market Series                                14      N/A              156
      New Discovery Series                               80      N/A            1,244
      Research Series                                   195      N/A            1,319
      Strategic Income Series                            14      N/A              156
      Total Return Series                               194      N/A            3,019
      Utilities Series                                  115      N/A            1,244
      Value Series                                      N/A      N/A              142

                                                    IVES       LANE(4)      MANNING
      Bond Series                                $      161      N/A          N/A
      Capital Opportunities Series                      636      N/A          N/A
      Emerging Growth Series                          2,289      N/A          N/A
      Global Equity Series                              157      N/A          N/A
      High Income Series                                619      N/A          N/A
      Investors Growth Stock Series                   1,280      N/A          N/A
      Investors Trust Series                          1,383      N/A          N/A
      Mid Cap Growth Series                             374      N/A          N/A
      Money Market Series                               158      N/A          N/A
      New Discovery Series                            1,293      N/A          N/A
      Research Series                                 1,395      N/A          N/A
      Strategic Income Series                           162      N/A          N/A
      Total Return Series                             3,190      N/A          N/A
      Utilities Series                                1,277      N/A          N/A
      Value Series                                      143      N/A          N/A

                                                              O'NEILL(3)     PERERA
      Bond Series                                             $      150   $      160
      Capital Opportunities Series                                   600          634
      Emerging Growth Series                                       2,093        2,271
      Global Equity Series                                           150          157
      High Income Series                                             577          618
      Investors Growth Stock Series                                1,200        1,277
      Investors Trust Series                                       1,274        1,377
      Mid Cap Growth Series                                          350          373
      Money Market Series                                            150          158
      New Discovery Series                                         1,200        1,289
      Research Series                                              1,274        1,385
      Strategic Income Series                                        150          161
      Total Return Series                                          2,907        3,181
      Utilities Series                                             1,200        1,273
      Value Series                                                   136          143

                                                                POORVU       POZEN
      Bond Series                                             $      161      N/A
      Capital Opportunities Series                                   636      N/A
      Emerging Growth Series                                       2,289      N/A
      Global Equity Series                                           157      N/A
      High Income Series                                             619      N/A
      Investors Growth Stock Series                                1,280      N/A
      Investors Trust Series                                       1,383      N/A
      Mid Cap Growth Series                                          374      N/A
      Money Market Series                                            158      N/A
      New Discovery Series                                         1,293      N/A
      Research Series                                              1,395      N/A
      Strategic Income Series                                        162      N/A
      Total Return Series                                          3,190      N/A
      Utilities Series                                             1,277      N/A
      Value Series                                                   143      N/A

                                                  SHERRATT     E. SMITH     W. SMITH
      Bond Series                                $      156   $      156   $      158
      Capital Opportunities Series                      622          622          626
      Emerging Growth Series                          2,167        2,167        2,276
      Global Equity Series                              156          156          152
      High Income Series                                599          599          606
      Investors Growth Stock Series                   1,244        1,244        1,254
      Investors Trust Series                          1,319        1,319        1,371
      Mid Cap Growth Series                             363          363          366
      Money Market Series                               156          156          154
      New Discovery Series                            1,244        1,244        1,273
      Research Series                                 1,319        1,319        1,389
      Strategic Income Series                           156          156          159
      Total Return Series                             3,019        3,019        3,164
      Utilities Series                                1,244        1,244        1,248
      Value Series                                      142          142          138


----------

      (1) For the fiscal year ended December 31, 2003.
      (2) Effective December 31, 2002, Mr. Gibbons retired as a Trustee of the Series. During the calendar year 2003, Mr. Gibbons was compensated Trustee fees for a meeting that occurred in 2002.
      (3) Effective December 31, 2003, Ms. O'Neill retired as a Trustee of the Series.
      (4) Mr. Gunning and Ms. Lane were appointed to serve as Trustees in January 2004.


      The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liabilities of the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or with respect to any matter, unless it is adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined pursuant to the Declaration of Trust, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.


      INVESTMENT ADVISER

      The Trust has retained MFS as the investment adviser for each Series.


      MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Financial Services of Canada, Inc. (a diversified Financial Services Organization).


      In connection with their deliberations with regard to approval of the Series' current investment advisory agreement with MFS, the Trustees considered such information and factors as they believe, in the light of the legal advice furnished to them and their own business judgement, to be relevant to the interests of the shareholders of each Series.


      During the past year, such factors included the following:

      Nature, Quality and Extent of Services. The Trustees considered the nature, quality, cost and extent of the various investment, administrative and shareholder services performed by MFS and its affiliates under the existing investment advisory agreement and under separate agreements covering transfer agency and administrative functions. The Trustees also considered the nature and extent of certain other services MFS performs on each Series' behalf, including the securities lending programs and MFS' interaction with third party service providers, principally custodians and sub-custodians.

      Investment Record and Comparative Performance Data. The Trustees reviewed each Series' investment performance as well as the performance of a peer group of funds.

      Expenses. The Trustees considered each Series' advisory fee and expense ratios and the advisory fee and expense ratios of a peer group of funds.

      Economies of Scale. The Trustees considered whether there have been economies of scale with respect to the management of each Fund and whether each Series has appropriately benefited from any economies of scale.

      Profitability. The Trustees considered the level of MFS' profits with respect to the management of each Series, including a review of MFS' methodology in allocating its costs to the management of each Series. The Trustees considered the profits realized by MFS in connection with the operation of each Series and whether the amount of profit is reasonable and appropriate for purposes of promoting a financially strong adviser capable of providing high quality to each Series.

      Personnel and Industry Conditions. The Trustees considered the necessity of MFS maintaining its ability to continue to retain, attract and motivate capable personnel to serve each Series. The Trustees also considered current and developing conditions in the financial services industry including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies.

      Other Benefits. Taking into account the risks assumed by MFS, the Trustees considered the character and amount of other benefits received by MFS from serving as adviser of each Series and from providing certain administrative services to each Fund, and affiliates of MFS serving as principal underwriter and shareholder servicing agent of each Series. The Trustees also considered benefits to MFS from the use of each Series' portfolio brokerage commissions to pay for research and other similar services.

      The non-interested Trustees were assisted in this process by their own independent legal counsel from whom they received separate legal advice. Based upon their review, the Trustees determined that the investment advisory agreement was reasonable, fair and in the best interest of each Series and its shareholders. The Trustees also concluded that the fees provided in the investment advisory agreement were fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

      INVESTMENT ADVISORY AGREEMENT

      The Adviser manages each Series pursuant to an Investment Advisory Agreement (the "Advisory Agreement") for all of the Series in the Trust. Under the Advisory Agreement, the Adviser provides the Series with overall investment advisory services. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for the Series. For these services and facilities, the Adviser receives an annual investment advisory fee, computed daily and paid monthly, as disclosed in the Prospectus under Expense Summary. For the Trust's fiscal years ended December 31, 2003, 2002 and 2001, respectively, MFS received the following aggregate fees in whole or in part, for the same periods:

      For the fiscal year ended December 31, 2003:



                                                                 AMOUNT
                                               MANAGEMENT FEE    WAIVED
      SERIES                                   PAID TO MFS(1)    BY MFS
      ------------------------------------     --------------   ---------
      Bond Series                              $      217,223   $       0
      Capital Opportunities Series                    979,812           0
      Emerging Growth Series                        6,036,658           0
      Global Equity Series                            119,455           0
      High Income Series                            1,864,317           0
      Investors Growth Stock Series                 2,341,777           0
      Investors Trust Series                        3,544,089           0
      Mid Cap Growth Series                           942,813           0
      Money Market Series                              59,176           0
      New Discovery Series                          4,136,738           0
      Research Series                               3,433,883           0
      Strategic Income Series                         334,845           0
      Total Return Series                          12,333,557           0
      Utilities Series                              1,993,229           0
      Value Series                                    197,572           0


----------

      (1) After any applicable fee reduction.


      For the fiscal year ended December 31, 2002:


                                                                 AMOUNT
                                               MANAGEMENT FEE    WAIVED
      SERIES                                   PAID TO MFS(1)    BY MFS
      ------------------------------------     --------------   ---------
      Bond Series                              $      193,365   $       0
      Capital Opportunities Series                  1,068,017           0
      Emerging Growth Series                        8,183,512           0
      Global Equity Series                             60,438           0
      High Income Series                              787,955           0
      Investors Growth Stock Series                 1,926,223           0
      Investors Trust Series                        3,665,708           0
      Mid Cap Growth Series                           470,635           0
      Money Market Series                              91,557           0
      New Discovery Series                          2,886,387           0
      Research Series                               4,805,846           0
      Strategic Income Series                         349,232           0
      Total Return Series                           7,090,164           0
      Utilities Series                              1,766,087           0
      Value Series2                                    15,443           0


----------
      (1) After any applicable fee reduction.
      (2) For the period from the commencement of investment operations on January 2, 2002 through December 31, 2002.

For the fiscal year ended December 31, 2001:

                                                                 AMOUNT
                                               MANAGEMENT FEE    WAIVED
      SERIES                                   PAID TO MFS(1)    BY MFS
      ------------------------------------     --------------   ---------
      Bond Series                              $      171,767   $       0
      Capital Opportunities Series                  1,187,222           0
      Emerging Growth Series                       12,684,597           0
      Global Equity Series                             51,461           0
      High Income Series                              560,668           0
      Investors Growth Stock Series                 1,538,922           0
      Investors Trust Series                        3,831,029           0
      Mid Cap Growth Series                           263,935           0
      Money Market Series                              92,677           0
      New Discovery Series                          2,080,859           0
      Research Series                               6,935,157           0
      Strategic Income Series                         370,051           0
      Total Return Series                           3,886,066           0
      Utilities Series                              2,313,821           0
      Value Series                                        N/A         N/A

----------
      (1) After any applicable fee reduction.


      The Adviser pays the compensation of the Trust's officers and of any Trustee who is an officer of the Adviser. The Adviser also furnishes at its own expense investment advisory and administrative services, including office space, equipment, clerical personnel, investment advisory facilities, and all executive and supervisory personnel necessary for managing each Series' investments and effecting its portfolio transactions.

      The Trust pays the compensation of the Trustees who are "not affiliated" with the Adviser and all expenses of a Series (other than those assumed by the Adviser) including but not limited to: management fees; Rule 12b-1 fees; administrative services fees; program management services fees; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Series; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of the Series; expenses of repurchasing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing stock certificates, shareholder reports, notices, proxy statements confirmations, periodic investment statements and reports to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of the Series' custodian for all services to the Series, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Series; organizational and start up costs; and such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Series is a party or otherwise may have an exposure, and the legal obligation which the Series may have to indemnify the Trust's Trustees and officers with respect thereto. Expenses relating to the issuance, registration and qualification of shares of the Series and the preparation, printing and mailing of prospectuses for such purposes are borne by the Series except that the Distribution Agreement with MFD requires MFD to pay for prospectuses that are to be used for sales purposes. Expenses of the Trust which are not attributable to a specific series are allocated between the series in a manner believed by management of the Trust to be fair and equitable.


      The Advisory Agreement has an initial two year term and continues in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the applicable Series' shares (as defined in "Investment Restrictions" in this SAI), and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by vote of a majority of the Series' shares (as defined in "Investment Restrictions" in this SAI), or by either party on not more than 60 days' nor less than 30 days' written notice. The Advisory Agreement may be approved, renewed, amended or terminated as to one Series in the Trust, even though the Agreement is not approved, renewed, amended or terminated as to any other Series in the Trust.

      The Advisory Agreement grants to the Trust and each Series a non-exclusive and non-transferable right and sub-license to use the names "Massachusetts Financial Services," "MFS" or any derivatives or logos associated with those names. If MFS for any reason no longer serves as investment adviser to a Series, the Series will promptly cease to use these MFS marks. MFS may permit other clients to use these MFS marks in their names or other material.

      The Advisory Agreement also provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of a Series, except for willful misfeasance, bad faith, gross negligence, or reckless disregard of its or their duties and obligations under the Advisory Agreement.

      The Adviser is free to render investment and/or other services to others, but the Adviser will at all times endeavor to treat all of its clients in a fair and equitable manner. Whenever a Series and one or more other funds or accounts advised by the Adviser have money available for investment, investments or opportunities to sell investments will be allocated in a manner believed by the Adviser to be fair and equitable to each client. The Adviser may cause a Series to pay a broker or dealer a higher commission than another broker or dealer might have charged for effecting that transaction, if the Adviser determines, in good faith, that the higher commission was reasonable in relation to the value of brokerage and research services provided by the broker or dealer. For more information about the Series' investment allocation and brokerage practices, see "Portfolio Transactions and Brokerage Commissions" below.


      ADMINISTRATOR


      MFS provides each Series with certain financial, legal, compliance, shareholder communications and other administrative services pursuant to a Master Administrative Services Amendment dated March 1, 1997, as amended. Under this Agreement, each Series pays MFS an administrative fee up to 0.0175% on the first $2.0 billion; 0.0130% on the next $2.5 billion; 0.0005% on the next $2.5 billion; and 0.0% on amounts in excess of $7.0 billion per annum of the Series' average daily net assets. This fee reimburses MFS for a portion of the costs it incurs to provide such services.

      For the years ended December 31, 2003, 2002, and 2001, MFS received fees under the Administrative Services Agreement, from each Series, as follows:



                                                    ADMINISTRATIVE FEE
                                                        PAID TO MFS
                                            ---------------------------------
                                                 YEAR ENDED DECEMBER 31,
      SERIES                                  2003       2002          2001
      Bond Series                           $  3,489   $  2,947      $  3,061
      Capital Opportunities Series            11,507     15,625        17,856
      Emerging Growth Series                  75,677    121,940       205,559
      Global Equity Series                       927        562           577
      High Income Series                      19,613      9,322         7,939
      Investors Growth Stock Series           26,597     25,768        20,955
      Investors Trust Series                  43,274     50,393        56,444
      Mid Cap Growth Series                    8,964      6,124         3,098
      Money Market Series                      1,508      1,745         1,936
      New Discovery Series                    36,983     31,258        24,111
      Research Series                         46,080     70,074       109,823
      Strategic Income Series                  4,395      4,586         5,514
      Total Return Series                    139,687     81,134        50,165
      Utilities Series                        23,222     24,849        35,530
      Value Series                             1,541         44(1)        N/A


----------

      (1) For the period from the commencement of investment operations on January 2, 2002 through December 31, 2002.


      CUSTODIAN


      State Street Bank and Trust Company and/or JP Morgan Chase Bank (each a "Custodian") is the custodian of the assets of certain Series. The Custodian's responsibilities include safekeeping and controlling each Series' cash and securities, handling the receipt and delivery of securities, determining income and collecting interest and dividends on a Series' investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts serving as the Series' foreign custody manager, providing reports on foreign securities depositaries and with respect to State Street Bank and Trust Company calculating the daily net asset value of shares of the Series. The Custodian does not determine the investment policies of the Series or decide which securities the Series will buy or sell. Each Series may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions. State Street Bank and Trust Company serves as the dividend and distribution disbursing agent of the Series.

      SHAREHOLDER SERVICING AGENT

      MFS Service Center, Inc. (the "Shareholder Servicing Agent" or "MFSC"), a wholly owned subsidiary of MFS and a registered transfer agent, is each Series' shareholder servicing agent, pursuant to a Shareholder Servicing Agent Agreement with the Trust on behalf of the Series, dated as of April 14, 1994 (the "Agency Agreement"). The Shareholder Servicing Agent's responsibilities under the Agency Agreement include administering and performing transfer agent functions and the keeping of records in connection with the issuance, transfer and redemption of shares of the Series. For these services, the Shareholder Servicing Agent will receive a fee calculated as a percentage of the average daily net assets at an effective annual rate of 0.035%. In addition, the Shareholder Servicing Agent will be reimbursed by a Series for certain expenses incurred by the Shareholder Servicing Agent on behalf of the Series. State Street Bank and Trust Company, the dividend and distribution disbursing agent for the Series, has contracted with the Shareholder Servicing Agent to administer and perform certain dividend disbursing agent functions for the Series.



                                                   SHAREHOLDER SERVICING
                                                        AGENT FEES
                                            ---------------------------------
                                                 YEAR ENDED DECEMBER 31,
      SERIES                                 2003(2)     2002          2001
      Bond Series                           $ 12,671   $ 11,279      $ 10,021
      Capital Opportunities Series            45,722     49,891        55,472
      Emerging Growth Series                 281,711    381,897       591,948
      Global Equity Series                     4,175      2,128         1,802
      High Income Series                      87,134     36,890        26,093
      Investors Growth Stock Series          109,283     89,890        71,787
      Investors Trust Series                 165,405    171,340       178,781
      Mid Cap Growth Series                   44,436     22,141        12,138
      Money Market Series                      4,154      6,452         6,460
      New Discovery Series                   161,191    111,985        80,867
      Research Series                        160,248    224,273       323,641
      Strategic Income Series                 15,624     16,298        17,273
      Total Return Series                    575,566    330,874       181,350
      Utilities Series                        93,017     82,417       107,978
      Value Series                             9,167        721(1)        N/A


----------

      (1) For the period from the commencement of investment operations on January 2, 2002 through December 31, 2002.
      (2) In addition to the fees disclosed, each Series paid certain out-of-pocket expenses incurred by MFSC.


      DISTRIBUTOR


      MFS Fund Distributors, Inc. ("MFD" or the "Distributor"), a wholly owned subsidiary of MFS, serves as the distributor for the continuous offering of shares of the Trust pursuant to a Distribution Agreement dated as of April 14, 1994 (the "Distribution Agreement").


      As agent, MFD currently offers shares of each Series on a continuous basis. The Distribution Agreement provides that MFD accepts orders for shares at net asset value as no sales commission or load is charged. MFD has made no firm commitment to acquire shares of any Series.


      The Distribution Agreement has an initial two-year term and continues in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Trust's shares (as defined in "Investment Restrictions") and in either case, by a majority of the Trustees who are not parties to such Distribution Agreement or interested persons of any such party. The Distribution Agreement terminates automatically if it is assigned and may be terminated without penalty by either party on not more than 60 days' nor less than 30 days' notice.

      CODE OF ETHICS

      Each Series' and its Adviser and Distributor have each adopted a code of ethics as required under the Investment Company Act of 1940 ("the 1940 Act"). Subject to certain conditions and restrictions, this code permits personnel subject to the code to invest in securities for their own accounts, including securities that may be purchased, held or sold by the Series. Securities transactions by some of these persons may be subject to prior approval of the Adviser's Compliance Department and securities transactions of certain personnel are subject to quarterly reporting and review requirements. The code is on public file with, and is available from, the Securities and Exchange Commission (the "SEC"). See the back cover of the prospectus for information on obtaining a copy.


VI    DISTRIBUTION PLAN


      The Trustees have adopted a Distribution Plan for the Service Class shares (the "Distribution Plan") pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") after having concluded that there is a reasonable likelihood that the Distribution Plan would benefit the Trust and its shareholders. The Distribution Plan is designed to promote sales, thereby increasing the net assets of the Series with Service Class shares. Such an increase may reduce the expense ratio to the extent the Series' fixed costs are spread over a larger net asset base. Also, an increase in net assets may lessen the adverse effect that could result were the Series required to liquidate portfolio securities to meet redemptions. The Distribution Plan is also designed to assist in the servicing and maintenance of shareholder accounts, and to minimize redemptions and reductions in net assets in order to maintain asset levels. There is, however, no assurance that the net assets of the Series will increase or not be reduced, or that the other benefits referred to above will be realized.


      Fees payable under the Distribution Plan are charged to, and therefore reduce, income allocated to shares of the Service Class.

      The Distribution Plan provides that each Series may pay MFD a distribution fee based on the average daily net assets attributable to the Service Class as partial consideration for distribution services performed and expenses incurred in the performance of MFD's obligations under its Distribution Agreement with the Series Fund. MFD pays commissions to dealers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expense and equipment. While the amount of compensation received by MFD in the form of distribution fees during any year may be more or less than the expenses incurred by MFD under its Distribution Agreement with the Series Fund, the Series Fund is not liable to MFD for any losses MFD may incur in performing services under the Distribution Agreement with the Series Fund.

      The Distribution Plan remains in effect from year to year only if its continuance is specifically approved at least annual by vote of both the Trustees and a majority of the Trustees are not "interested persons" or financially interested parties of such Plan ("Distribution Plan Qualified Trustees"). The Distribution Plan also requires that the Trust shall provide the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under such Plan. The Distribution Plan may be terminated at any time by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the Series' Service Class shares. The Distribution Plan may not be amended to increase materially the amount of permitted distribution expenses without the approval of a majority of the Series, Service Class shares or may not be materially amended in any case without a vote of the Trustees and a majority of the Distribution Plan Qualified Trustees. The selection and nomination of Distribution Plan Qualified Trustees shall be committed to the discretion of the non-interested Trustees then in office. No Trustee who is not an "interested person" has any financial interest in the Distribution Plan or in any related agreement.

VII   PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

      Specific decisions to purchase or sell securities for a Series are made by persons affiliated with the Adviser. Any such person may serve other clients of the Adviser, or any subsidiary of the Adviser in a similar capacity.

      In connection with the selection of broker dealers and the placing of Series portfolio transactions, the Adviser seeks for each Series the best overall price and execution available from responsible brokerage firms, taking account of all factors it deems relevant, including by way of illustration: price; the size of the transaction; the nature of the market for the security; the amount of the commission; the timing and impact of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker or dealer involved; and the quality of services rendered by the broker or dealer in other transactions.

      The Adviser has complete freedom as to the markets in and broker-dealers through which it seeks to execute a Series' portfolio transactions. In the U.S. and in some other countries debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. In other countries both debt and equity securities are traded on exchanges at fixed commission rates. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer's mark-up or mark-down. The Adviser normally seeks to deal directly with the primary market makers or on major exchanges unless, in its opinion, better prices are available elsewhere. Securities may, as authorized by the Advisory Agreement, be bought from or sold to dealers who have furnished statistical, research and other information or services to the Adviser. At present no arrangements for the recapture of commission payments are in effect.

      Consistent with the Advisory Agreement and applicable rules and regulations, the Adviser may consider the sale of variable annuity and/or variable life products, and thus the sale of a Series' shares, and of other funds or accounts of the Adviser as a factor in the selection of broker-dealers to execute a Series' portfolio transactions.

      Under the Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause a Series to pay a broker-dealer which provides brokerage and research services to the Adviser, an amount of commission for effecting a securities transaction for a Series in excess of the amount other broker-dealers would have charged for the transaction, if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or its overall responsibilities to the Series or to its other clients. Not all of such services are useful or of value in advising a Series.

      The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.

      Although commissions paid on every transaction will, in the judgment of the Adviser, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Series and the Adviser's other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.


      Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such brokerage-dealers, on behalf of a Series. The value of securities purchased and the brokerage commissions paid by each Series for Research for its most recent fiscal year are set forth below. The Trustees (together with the Trustees of certain other MFS Funds) have directed MFS to allocate a total of $53,563 of commission business from certain MFS Funds (including the Series) to the Pershing Division of Donaldson, Lufkin & Jenrette as consideration for the annual renewal of certain publications provided by Lipper Analytical Securities Corporation (which provides information useful to the Trustees in reviewing the relationship between each Series and MFS).


      The Adviser's investment management personnel attempt to evaluate the quality of Research provided by brokers. The Adviser sometimes uses evaluations resulting from this effort as a consideration in the selection of brokers to execute portfolio transactions.

      The investment advisory fee of the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research service. To the extent a Series' portfolio transactions are used to obtain brokerage and research services, the brokerage commissions paid by the Series will exceed those that might otherwise be paid for such portfolio transactions, or for such portfolio transactions and research, by an amount which cannot be presently determined. Such services would be useful and of value to the Adviser in serving both a Series and other clients and conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Adviser in carrying out its obligations to the Series. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.

      Each Series has entered into an arrangement with State Street Brokerage Services, Inc. ("SSB"), an affiliate of the Custodian, under which, with respect to any brokerage transactions directed to SSB, the Series receives, on a trade-by-trade basis, a credit for part of the brokerage commission paid, which is applied against other expenses of the Series, including the Series' custodian fee. The Adviser receives no direct or indirect benefit from this arrangement.

      In certain instances there may be securities which are suitable for a Series' portfolio as well as for that of one or more of the other clients of the Adviser or any subsidiary of the Adviser. Investment decisions for a Series and for such other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as a Series is concerned. In other cases, however, each Series believes that its ability to participate in volume transactions will produce better executions for the Series.

      BROKERAGE COMMISSIONS


      The following brokerage commissions were paid by certain Series for the fiscal year ended December 31, 2003:



                                                                                   BROKERAGE
                                                                                  COMMISSIONS
                    FUND                                                        PAID BY SERIES
      ----------------------------------------------------------------------------------------
      Bond Series                                                                          N/A
      Capital Opportunities Series                                              $      300,453
      Emerging Growth Series                                                         2,709,379
      Global Equity Series                                                              25,225
      High Income Series                                                                 1,539
      Investors Growth Stock Series                                                  2,364,059
      Investors Trust Series                                                         1,179,539
      Mid Cap Growth Series                                                            469,666
      Money Market Series                                                                  N/A
      New Discovery Series                                                           2,340,531
      Research Series                                                                1,804,864
      Strategic Income Series                                                              N/A
      Total Return Series                                                            1,995,686
      Utilities Series                                                               1,333,734
      Value Series                                                                      61,817


      SECURITIES ISSUED BY REGULAR BROKER-DEALERS


      During the fiscal year December 31, 2003, certain Series purchased securities issued by the following regular broker-dealer of such Series, which had the following value as of December 31, 2003:



                                                                             VALUE OF SECURITIES
                                                                                   AS OF
                                  FUND/BROKER-DEALER                          DECEMBER 31, 2003
      ------------------------------------------------------------------------------------------
      Bond Series                   Morgan Stanley Dean Witter & Co.            $      844,993
                                    Lehman Brothers Holding, Inc.                      214,474
                                    Credit Suisse Group                                210,125
                                    Wachovia Corp.                                     180,673
                                    Citigroup, Inc.                                    234,483
                                    Bank of America Corp.                               97,345

      Capital Opportunities         Citigroup, Inc.                             $    3,429,448
        Series                      Goldman Sachs Group, Inc.                        1,028,767
                                    Merrill Lynch & Co., Inc.                        8,029,647
                                    J.P. Morgan Chase & Co.                            932,942

                                                                             VALUE OF SECURITIES
                                                                                   AS OF
                                  FUND/BROKER-DEALER                          DECEMBER 31, 2003
      ------------------------------------------------------------------------------------------
      Emerging Growth               Citigroup, Inc.                             $    9,498,550
        Series                      Goldman Sachs Group, Inc.                        9,030,478
                                    Merrill Lynch & Co., Inc.                       20,056,655

      Global Equity Series          Merrill Lynch, Co, Inc.                     $      863,000
                                    Citigroup, Inc.                                    271,824
                                    UBS AG                                             240,621
                                    Credit Suisse Group                                201,875
                                    Bank of America Corp.                              176,946

      High Income Series            Merrill Lynch & Co., Inc.                   $   23,829,000

      Investors Growth              Goldman Sachs Group, Inc.                   $   18,096,108
        Stock Series                Citigroup, Inc.                                  7,076,889
                                    Merrill Lynch & Co., Inc.                        2,991,737
                                    Bank of New York Co., Inc.                       2,828,448
                                    Morgan Stanley Dean Witter & Co.                 2,708,316

      Investors Trust               Goldman Sachs Group, Inc.                   $        1,700
        Series                      Lehman Brothers Holdings, Inc.                       2,139
                                    Merrill Lynch & Co., Inc.                           34,479

      Mid Cap Growth                Merrill Lynch & Co., Inc.                   $    8,268,000
        Series

      Money Market                  Goldman Sachs Group, Inc.                   $      715,817
        Series                      Merrill Lynch & Co., Inc.                          325,000
                                    Morgan Stanley Dean Witter & Co.                   209,874

      New Discovery                 Merrill Lynch & Co., Inc.                   $   23,821,000
        Series                      Citigroup, Inc.                                  4,998,350
                                    General Motors Acceptance Corp.                  2,898,777

      Research Series               Bank of America Corp.                       $    6,834,941
                                    Citigroup, Inc.                                 10,634,532
                                    Lehman Brothers Holdings, Inc.                   3,654,823
                                    Merrill Lynch & Co,. Inc.                       20,474,632

      Strategic Income              Merrill Lynch & Co,. Inc.                   $      146,000
        Series

      Total Return Series           Abbey National PLC                          $    1,991,679
                                    Bank of America Corp.                           18,912,201
                                    Citigroup, Inc.                                 45,292,733
                                    Credit Suisse Group                              5,010,028
                                    Goldman Sachs Group, Inc.                      110,805,904
                                    J.P. Morgan Chase & Co.                          8,638,071
                                    Lehman Brothers Holdings, Inc.                   8,067,788
                                    Merrill Lynch & Co., Inc.                       28,304,640
                                    Morgan Stanley                                  13,945,437
                                    Wachovia Corp.                                   9,509,148

      Utilities Series                                                                     N/A

      Value Series                  Goldman Sachs Group, Inc.                   $    1,162,249
                                    Merrill Lynch & Co., Inc.                          841,921



      RESEARCH

      During the fiscal year ended December 31, 2003, the value of the securities purchased and brokerage commissions paid by each Series are as follows:



                DOLLAR AMOUNT               COMMISSIONS PAID
            OF TRANSACTIONS FOR            ON TRANSACTIONS FOR
              RESEARCH SERVICES             RESEARCH SERVICES
      --------------------------------------------------------
                To Be Updated                To Be Updated


VIII  TAX STATUS

      Shares of the Series are offered only to the separate accounts of the Participating Insurance Companies that fund Contracts and Plans. See the applicable Contract prospectus for a discussion of the special taxation of those companies with respect to those accounts and of the Contract holders.


      Each Series is treated as a separate corporation under the Code. Each Series has elected to be, and intends to qualify each taxable year for treatment as, a "regulated investment company" under Subchapter M of the Code by meeting all applicable requirements of Subchapter M, including requirements as to the nature of its gross income, the amount of its distributions and the composition of its portfolio assets. Because each Series intends to distribute all of its net investment income and realized net capital gains to shareholders in accordance with the timing requirements imposed by the Code, it is not expected that any Series will be required to pay any federal income or excise taxes, although a Series that has foreign-source income may be subject to foreign withholding taxes. If any Series failed to qualify for treatment as a "regulated investment company" in any taxable year, then that Series would incur corporate federal income tax upon its taxable income for that year (with no deduction for distributions to shareholders), its distributions would generally be treated as ordinary dividend income to its shareholders and each insurance company separate account invested therein would fail to satisfy the diversification requirements of section 817(h) (see below), with the result that the Contracts supported by that account would no longer be eligible for tax deferral.

      Each Series intends to continue to diversify its assets to comply with the requirements of section 817(h) of the Code and the regulations thereunder applicable to insurance company separate accounts. These requirements, which are in addition to the diversification requirements of Subchapter M, place certain limitations on the proportion of each Series' assets that may be represented by any single investment and securities from the same issuer. If a Series failed to comply with these requirements, Contracts that invest in the Series through the Participating Insurance companies' separate accounts would not be treated as annuity, endowment or life insurance contracts under the Code.


      Any investment by a Series in zero coupon bonds, deferred interest bonds, PIK bonds (as defined in Appendix A), certain stripped securities and certain securities purchased at a market discount will cause the Series to recognize income prior to the receipt of cash payments with respect to those securities. In order to distribute this income and avoid a tax on the Series, it may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to it.


      A Series' transactions in options, Futures Contracts, Forward Contracts (as defined in Appendix A), short sales "against the box" and swaps and related transactions (collectively, "Derivatives") will be subject to special tax rules that may both affect the amount, timing and character of Series income and distributions to shareholders. For example, certain positions held by a Series on the last business day of a taxable year will be marked to market (I.E., treated as if closed out) on that day, and any resulting gain or loss, in addition to gains and losses from actual dispositions of similar positions, will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by a

      Series that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles" and may be subject to special tax rules that would cause deferral of Series losses, adjustments in the holding periods of Series securities and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. These special rules applicable to Derivatives may cause a Series to recognize income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the Series it may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Series. Each Series will limit its activities in Derivatives to the extent necessary to meet the requirements of Subchapter M.


      Special tax considerations apply with respect to foreign investments of a Series. Foreign exchange gains and losses realized by a Series will generally be treated as ordinary income and losses. Use of foreign currencies for non-hedging purposes and investment by a Series in "passive foreign investment companies" may be limited in order to avoid a tax on the Series. Investment income received by a Series from foreign securities may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle a Series to a reduced rate of tax or exemption from tax on such income; the Series intend to qualify for treaty reduced rates where available. It is impossible, however, to determine a Series' effective rate of foreign tax in advance, since the amount of the Series' assets to be invested within various countries is not known.

IX    NET INCOME AND DISTRIBUTIONS

      MONEY MARKET SERIES

      The net asset value of each series' shares is determined once each day during which the New York Stock Exchange is open for trading as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern time) (referred to as the valuation time). The New York Stock Exchange is closed on most national holidays and Good Friday. This determination is made by deducting the amount of a Series' liabilities from the value of its assets and dividing the difference by the number of shares of the Series outstanding.


      For this purpose, the net income attributable to shares of the Money Market Series (from the time of the immediately preceding determination thereof) shall consist of (i) all interest income accrued on its portfolio assets less (ii) all of its actual and accrued expenses determined in accordance with generally accepted accounting principles, plus or minus
      (iii) net realized gains and losses on its assets, if any. Interest income shall include discount earned (including both original issue and market discount) on discount paper accrued ratably to the date of maturity.

      Since the net income is declared as a dividend each time it is determined, the net asset value per share (I.E., the value of the net assets of the Money Market Series divided by the number of shares outstanding) is expected to remain at $1.00 per share immediately after each such determination and dividend declaration. Any increase in the value of a shareholder's investment, representing the reinvestment of dividend income, is reflected by an increase in the number of shares in its account.


      It is expected that the shares of the Money Market Series will have a positive net income at the time of each determination thereof. If for any reason the net income determined at any time is a negative amount, which could occur, for instance, upon default by an issuer of a portfolio security, the Money Market Series would first offset the negative amount with respect to each shareholder account from the dividends declared during the month with respect to each such account. If and to the extent that such negative amount exceeds such declared dividends at the end of the month (or during the month in the case of an account liquidated in its entirety), the Money Market Series could reduce the number of its outstanding shares by treating each shareholder of the Money Market Series as having contributed to its capital that number of full and fractional shares of the Money Market Series in the account of such shareholder which represents its proportion of such excess. Each shareholder of the Money Market Series will be deemed to have agreed to such contribution in these circumstances by its investment in the Money Market Series. This procedure would permit the net asset value per share of the Money Market Series to be maintained at a constant $1.00 per share.

      ALL OTHER SERIES


      Each Series other than the Money Market Series intends to distribute to its shareholders all or substantially all of its net investment income. Such Series' net investment income consists of non-capital gain income less expenses. Such Series intend to distribute net realized short- and long-term capital gains and net foreign currency gains, if any, at least annually.


X     DETERMINATION OF NET ASSET VALUE;
      PERFORMANCE INFORMATION

      NET ASSET VALUE


      The net asset value of each series' shares is determined once each day during which the New York Stock Exchange is open for trading as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern time) (referred to as the valuation time). The New York Stock Exchange is closed on most national holidays and Good Friday. This determination is made by deducting the amount of a Series' liabilities from the value of its assets and dividing the difference by the number of shares of the Series outstanding.


      MONEY MARKET SERIES

      Portfolio securities of the Money Market Series are valued at amortized cost, which the Trustees have determined in good faith constitutes fair value for the purposes of complying with the 1940 Act. This valuation method will continue to be used until such time as the Trustees determine that it does not constitute fair value for such purposes. The Money Market Series will limit its portfolio to those investments in U.S. dollar-denominated instruments which the Adviser under the supervision of the series' Board of Trustees determines present minimal credit risks, and which are of high quality as determined by any major rating service or, in the case of any instrument that is not so rated, of comparable quality as determined by the Adviser under the supervision of the Series' Board of Trustees. The Money Market Series has also agreed to maintain a dollar-weighted average maturity of 90 days or less and to invest only in securities maturing in 13 months or less. The Board of Trustees has established procedures designed to stabilize the net asset value per share of the Money Market Series, as computed for the purposes of sales and redemptions, at $1.00 per share. If the Trustees determine that a deviation from the $1.00 per share price may exist which may result in a material dilution or other unfair result to investors or existing shareholders, they will take corrective action they regard as necessary and appropriate, which action could include the sale of instruments prior to maturity (to realize capital gains or losses); shortening average portfolio maturity; withholding dividends; or using market quotations for valuation purposes.

      OTHER SERIES

      The following valuation techniques apply to each MFS Fund that is not a money market fund.

      Equity securities in the Series' portfolio for which market quotations are available are valued at the last sale or official closing price on the primary market or exchange on which they are primarily traded or at the last quoted bid price for securities in which there were no sales during the day. If no sales are reported, as may be the case for securities traded over the counter, securities are valued on the basis of quotations obtained from brokers and dealers or on the basis of valuations furnished by a pricing service. Bonds and other fixed income securities (other than short-term obligations) of U.S. issuers in the Series' portfolio are valued at an evaluated bid price on the basis of quotes from brokers and dealers or on the basis of valuations furnished by a pricing service.

      All other securities, futures contracts and options in the Series' portfolio (other than short-term obligations) for which the principal market is one or more securities or commodities exchanges (whether domestic or foreign) will be valued at the last reported sale price or at the settlement price prior to the determination (or if there has been no current sale, at the closing bid price) on the primary exchange on which such securities, futures contracts or options are traded; but if a securities exchange is not the principal market for securities, such securities will, if market quotations are readily available, be valued at current bid prices on the basis of quotes from brokers and dealers or on the basis of valuations furnished by a pricing source. Prices obtained from pricing services may utilize both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data since such valuations are believed to reflect more accurately the fair value of such securities. Use of the pricing services has been approved by the Board of Trustees. Forward Contracts and Currency Options will be valued using a pricing model taking into consideration market data from an external pricing source.

      Short-term obligations in the Series' portfolio are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer supplied valuations.


      The Series value their portfolio securities at current market prices where current market prices are readily available, or at fair value as determined under the direction of the Board of Trustees when a determination is made that current market prices are not readily available. For example, in valuing securities that trade principally on foreign markets, the Series use the most recent closing market prices where available from the markets on which they principally trade, unless the most recent closing market prices, in the Series' judgment, do not represent current market values of these securities. Because developments that could affect the values of foreign securities may occur between the close of the foreign market where the security is principally traded and the Series' valuation time, such closing prices may not be reflective of current market prices and current market prices may not be readily available when the Series determine net asset value, and therefore the Series may adjust closing market prices of foreign securities to reflect what they believe to be the fair value of the securities as of the Series' valuation time.

      All investments and assets are expressed in U.S. dollars based upon current currency exchange rates.


XI    DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

      The Trust's Declaration of Trust permits the Trust's Board of Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (without par value) of each series and to divide or combine the shares of any series into a greater or lesser number of shares of that series without thereby changing the proportionate beneficial interests in that series and to divide such shares into classes. The Trust has reserved the right to create and issue additional series and classes of shares and to classify or reclassify outstanding shares. Each share of each class represents an equal proportionate interest in a Series with each other share of that class. Shares of each series of the Trust participate equally in the earnings, dividends and distribution of net assets of the particular series upon liquidation or dissolution (except for any differences among classes of shares of a series).

      Each shareholder of a Series is entitled to one vote for each dollar of net asset value (number of shares of the Series owned times net asset value per share) of the Series, on each matter on which the shareholder is entitled to vote. Each fractional dollar amount is entitled to a proportionate fractional vote. Except when a larger vote is required by applicable law, a majority of the voting power of the shares voted in person or by proxy on a matter will decide that matter and a plurality of the voting power of the shares voted in person or by proxy will elect a Trustee. Shareholders of all series of the Trust generally will vote together on all matters except when the Trustees determine that only shareholders of particular series or classes are affected by a particular matter or when applicable law requires shareholders to vote separately by series or class. Although Trustees are not elected annually by the shareholders, the Declaration of Trust provides that a Trustee may be removed from office at a meeting of shareholders by a vote of shares representing two-thirds of the voting power of the outstanding shares of the Trust.

      Except in limited circumstances, the Trustees may, without any shareholder vote, amend or otherwise supplement the Trust's Declaration of Trust.

      The Trust or any series or class of the Trust, may merge or consolidate or may sell, lease or exchange all or substantially all of its assets if authorized (either at a meeting or by written consent) by shareholders representing a majority of the voting power of the Trust voting as a single class or of the affected series or class. The Trust or any series or class may reincorporate or reorganize (but not with another operating entity) without any shareholder vote. Any series of the Trust, or any class of any series, may be terminated at any time by a vote of a majority of the outstanding voting power of that series or class, or by the Trustees by written notice to the shareholders of that series or class. The Trust may be terminated at any time by a vote of a majority of the voting power of the Trust or by the Trustees by written notice to the shareholders. If not so terminated, the Trust will continue indefinitely.

      The Trustees may cause a shareholder's shares to be redeemed in order to eliminate small accounts for administrative efficiencies and cost savings, to protect the tax status of a Series if necessary, and to eliminate ownership of shares by a particular shareholder when the Trustees determine, pursuant to adopted policies, that the particular shareholder's ownership is not in the best interests of the other shareholders of the applicable Series (for example, in the case of a market timer). The exercise of the power granted to the Trustees under the Declaration of Trust to involuntarily redeem shares is subject to any applicable provisions under the 1940 Act or the rules adopted thereunder. The staff of the Securities and Exchange Commission takes the position that the 1940 Act prohibits involuntary redemptions; however, the staff has granted enforcement no-action relief for involuntary redemptions in limited circumstances.

      Under the Declaration of Trust, a Series may, in the future, convert to a master/feeder structure or a fund of funds structure without shareholder approval. In a master/feeder structure, a fund invests all of its investable assets in another investment company with similar investment objectives and policies. In a fund of funds structure, a fund invests all or a portion of its assets in multiple investment companies.

      The Trust is an entity of the type commonly know as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Trust also maintains insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust and its shareholders and the Trustees, officers, employees and agents of the Trust covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

      The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

      The Trust's Declaration of Trust provides that shareholders may not bring suit on behalf of a Series without first requesting that the Trustees bring such suit unless there would be irreparable injury to the Series or if a majority of the Trustees have a personal financial interest in the action. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees or as trustees of funds with the same or an affiliated investment adviser or distributor. The Trust's Declaration of Trust provides that by becoming a shareholder of a Series, each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Declaration.

XII   INDEPENDENT AUDITORS AND FINANCIAL STATEMENTS


      The Series' Financial Statements and Financial Highlights for the year ended December 31, 2003 are incorporated by reference into this SAI from the Series Fund's Annual Report to shareholders and have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report, which is incorporated herein by reference, and have been so incorporated in reliance upon the reports of such firm, given upon their authority as experts in accounting and auditing. A copy of the Series Fund's Annual Report accompanies this SAI.

APPENDIX A

             TRUSTEES AND OFFICERS -- IDENTIFICATION AND BACKGROUND


      The Trustees and officers of the Trust are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.



                                   POSITION(S) HELD WITH                                      PRINCIPAL OCCUPATIONS & OTHER
      NAME, DATE OF BIRTH                 SERIES             TRUSTEE/OFFICER SINCE+   DIRECTORSHIPS (2) DURING THE PAST FIVE YEARS
      ------------------------  --------------------------  ------------------------  ----------------------------------------------
      INTERESTED TRUSTEES

      Robert J. Manning*           Trustee and President          February 2004       Massachusetts Financial Services Company,
      (born 10/20/63)                                                                 Chief Executive Officer, President, Chief
                                                                                      Investment Officer and Director

      Robert C. Pozen*                    Trustee                 February 2004       Massachusetts Financial Services Company,
      (born 08/08/46)                                                                 Chairman (since February 2004); Harvard Law
                                                                                      School (education), John Olin Visiting
                                                                                      Professor (since July 2002); Secretary of
                                                                                      Economic Affairs, The Commonwealth of
                                                                                      Massachusetts (January 2002 to December 2002);
                                                                                      Fidelity Investments, Vice Chairman (June 2000
                                                                                      to December 2001); Fidelity Management &
                                                                                      Research Company (investment adviser),
                                                                                      President (March 1997 to July 2001); The Bank
                                                                                      of New York (financial services), Director;
                                                                                      Bell Canada Enterprises (telecommunications),
                                                                                      Director; Telesat (satellite communications),
                                                                                      Director.

      INDEPENDENT TRUSTEES

      J. Atwood Ives                      Co-Chair                February 1992       Private investor; KeySpan Corporation (energy
      (born 05/01/36)                                                                 related services), Director; Eastern
                                                                                      Enterprises (diversified services company),
                                                                                      Chairman, Trustee and Chief Executive Officer
                                                                                      (until November 2000)

      Ward Smith                          Co-Chair                October 1992        Private investor; Sundstrand Corporation
      (born 09/13/30)                                                                 (manufacturer of highly engineered products
                                                                                      for industrial and aerospace applications),
                                                                                      Director (until June 1999)
      Lawrence H. Cohn, M.D.              Trustee                  August 1993        Brigham and Women's Hospital, Chief of Cardiac
      (born 03/11/37)                                                                 Surgery; Harvard Medical School, Professor of
                                                                                      Surgery
      David H. Gunning
      (born 05/30/42)                     Trustee                 January 2004        Cleveland-Cliffs Inc. (mining products and
                                                                                      service provider), Vice Chairman/Director
                                                                                      (since April 2001); Encinitos Ventures
                                                                                      (private investment company), Principal (1997
                                                                                      to April 2001); Lincoln Electric Holdings,
                                                                                      Inc. (welding equipment manufacturer),
                                                                                      Director; Southwest Gas Corporation (natural
                                                                                      gas distribution company), Director
      William R. Gutow                    Trustee                  July 1994          Private investor and real estate consultant;
      (born 09/27/41)                                                                 Capitol Entertainment Management Company
                                                                                      (video franchise), Vice Chairman

      Amy B. Lane
      (born 02/08/53)                     Trustee                 January 2004        Retired; Merrill Lynch & Co., Inc., Managing
                                                                                      Director, Investment Banking Group (1997 to
                                                                                      February 2001); Borders Group, Inc. (book and
                                                                                      music retailer), Director; Federal Realty
                                                                                      Investment Trust (real estate investment
                                                                                      trust), Trustee


----------

      +Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment.
      (2)Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies"). *"Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act) which is the principal federal law governing investment companies like the series/the Series. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

                                   POSITION(S) HELD WITH                                      PRINCIPAL OCCUPATIONS & OTHER
      NAME, DATE OF BIRTH                 SERIES             TRUSTEE/OFFICER SINCE+   DIRECTORSHIPS (2) DURING THE PAST FIVE YEARS
      ------------------------  --------------------------  ------------------------  ----------------------------------------------
      Lawrence T. Perera                   Trustee                  July 1981         Hemenway & Barnes (attorneys), Partner
      (born 06/23/35)
      William J. Poorvu                    Trustee                 August 1982        Harvard University Graduate School of Business
      (born 04/10/35)                                                                 Administration, Adjunct Professor; CBL &
                                                                                      Associates Properties, Inc. (real estate
                                                                                      investment trust), Director; The Baupost
                                                                                      Series (a mutual Series), Vice Chairman and
                                                                                      Trustee

      J. Dale Sherratt                     Trustee                 August 1993        Insight Resources, Inc. (acquisition planning
      (born 09/23/38)                                                                 specialists), President; Wellfleet Investments
                                                                                      (investor in health care companies), Managing
                                                                                      General Partner (since 1993); Paragon Trade
                                                                                      Brands, Inc. (disposable consumer products),
                                                                                      Director; Cambridge Nutraceuticals
                                                                                      (professional nutritional products), Chief
                                                                                      Executive Officer (until May 2001)

      Elaine R. Smith                    Trustee                  February 1992       Independent health care industry consultant
      (born 04/25/46)

      OFFICERS

      Robert J. Manning*          President and Trustee           February 2004       Massachusetts Financial Services Company,
      (born 10/20/63)                                                                 Chief Executive Officer, President, Chief
                                                                                      Investment Officer and Director

      James R. Bordewick, Jr. *  Assistant Secretary and         September 1990       Massachusetts Financial Services Company,
      (born 03/06/59)                                                                 Assistant Clerk Senior Vice President and
                                                                                      Associate General Counsel

      Stephen E. Cavan*            Secretary and Clerk           December 1989        Massachusetts Financial Services Company,
      (born 11/06/53)                                                                 Senior Vice President, General Counsel and
                                                                                      Secretary

      Stephanie A. DeSisto*
      (born 10/01/53)              Assistant Treasurer              May 2003          Massachusetts Financial Services Company, Vice
                                                                                      President (since April 2003); Brown Brothers
                                                                                      Harriman & Co., Senior Vice President
                                                                                      (November 2002 to April 2003); ING Groep
                                                                                      N.V./Aeltus Investment Management, Senior Vice
                                                                                      President (prior to November 2002)

      Robert R. Flaherty*          Assistant Treasurer             August 2000        Massachusetts Financial Services Company, Vice
      (born 09/18/63)                                                                 President (since August 2000); UAM Series
                                                                                      Services, Senior Vice President (prior to
                                                                                      August 2000)

      Richard M. Hisey*                   Treasurer                 July 2002         Massachusetts Financial Services Company,
      (born 08/29/58)                                                                 Senior Vice President (since July 2002); The
                                                                                      Bank of New York, Senior Vice President
                                                                                      (September 2000 to July 2002); Lexington
                                                                                      Global Asset Managers, Inc., Executive Vice
                                                                                      President and General Manager (prior to
                                                                                      September 2000)

      Ellen Moynihan*              Assistant Treasurer             April 1997         Massachusetts Financial Services Company, Vice
      (born 11/13/57)                                                                 President

      James O. Yost*               Assistant Treasurer           September 1990       Massachusetts Financial Services Company,
      (born 06/12/60)                                                                 Senior Vice President


----------

      +Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment.
      (2)Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies"). *"Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act) which is the principal federal law governing investment companies like the series/the Series. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.


      The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.


      Each of the Trust's Trustees and officers holds comparable positions with certain other Series of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 109 Funds within the MFS Family of Funds.

APPENDIX B

                                   COMMITTEES

      The Board has established the following Committees:


                                  NUMBER OF MEETINGS
      NAME OF COMMITTEE           IN LAST FISCAL YEAR               FUNCTIONS                                MEMBERS(1)
      -----------------           -------------------               ---------                                ----------
      AUDIT COMMITTEE                      6             Provides oversight with respect to   Ives*, Lane*, Poorvu*, Sherratt* and
                                                         the accounting and auditing          W. Smith*
                                                         procedures of each Series and,
                                                         among other things, considers the
                                                         selection of the independent
                                                         accountants for each Series and
                                                         the scope of the audit, and
                                                         considers the effect on the
                                                         independence of those accountants
                                                         of any non-audit services such
                                                         accountants provide to each Series
                                                         and any audit or non-audit
                                                         services such accountants provide
                                                         to other MFS Funds, MFS and/or
                                                         certain affiliates.

      NOMINATION AND                       5             Recommends qualified candidates to   All non-interested Trustees of the
      COMPENSATION COMMITTEE                             the Board in the event that a        Board (Cohn, Gunning, Gutow, Ives,
                                                         position is vacated or created.      Lane, Perera, Poorvu, Sherratt, W.
                                                         The Committee would consider         Smith)
                                                         recommendations E. Smith and by
                                                         shareholders if a vacancy were to
                                                         exist. Shareholders wishing to
                                                         recommend Trustee candidates for
                                                         consideration by the Committee may
                                                         do so by writing the Series'
                                                         Secretary. Such suggestions must
                                                         be accompanied by complete
                                                         biographical and occupational data
                                                         on the prospective nominee, along
                                                         with a written consent of the
                                                         prospective nominee to
                                                         consideration of his or her name
                                                         by the Committee. Administers and
                                                         approves all elements of
                                                         compensation for the Trustees who
                                                         are not "interested persons" of
                                                         the Series as defined in the 1940
                                                         Act or affiliated with the Series'
                                                         investment adviser.

      CONTRACTS REVIEW                     3             Requests, reviews and considers      All non-interested Trustees of the
      COMMITTEE                                          the information deemed reasonably    Board (Cohn, Gunning, Gutow, Ives,
                                                         necessary to evaluate the terms of   Lane, Perera, Poorvu, Sherratt,
                                                         the investment advisory and          E. Smith and W. Smith)
                                                         principal underwriting agreements
                                                         and the Plan of Distribution under
                                                         Rule 12b-1 that each Series
                                                         proposes to renew or continue, and
                                                         to make its recommendations to the
                                                         full Board of Trustees on these
                                                         matters.


----------

      (1) The Trustees' Identification and Background are set forth in Appendix A.


      *   Non-interested or independent Trustees.

APPENDIX B


                                  NUMBER OF MEETINGS
      NAME OF COMMITTEE           IN LAST FISCAL YEAR               FUNCTIONS                                MEMBERS(1)
      -----------------           -------------------               ---------                                ----------

      COMPLIANCE AND                                     Responsible for oversight
      GOVERNANCE                           1             of the development and                       Lane*, and Cohn*, Gunning*,
                                                         implementation of the Funds'                 Gutow*, Sherratt*
      COMMITTEE                                          compliance policies,
                                                         procedures and practices under the
                                                         1940 Act and other applicable laws
                                                         as well as oversight of
                                                         compliance policies of the
                                                         Funds' investment adviser and
                                                         certain other service
                                                         providers as they relate to
                                                         Fund activities. When the
                                                         Funds have appointed a chief
                                                         compliance officer, such
                                                         person will report directly to
                                                         the Committee and assist the
                                                         Committee in carrying our its
                                                         responsibilities. The
                                                         Committee also reviews and
                                                         articulates the governance
                                                         structure of the Board of
                                                         Trustees and advises and makes
                                                         recommendations to the Board
                                                         on matters concerning Board
                                                         practices and recommendations
                                                         concerning the functions and
                                                         duties of the committees of
                                                         the Board.

      PORTFOLIO TRADING AND
      MARKETING REVIEW
      COMMITTEE                            6             Reviews MFS' process and             Cohn*, Gunning*, Gutow*,
                                                         procedures, internal controls        Perera*, and E. Smith*
                                                         and compliance monitoring
                                                         relating to (i)portfolio
                                                         trading, best execution and
                                                         brokerage costs and trade
                                                         allocations, (ii)MFD's role as
                                                         the Series' principal
                                                         underwriter in distributing
                                                         and marketing Series' shares
                                                         and the production and use of
                                                         sales and marketing materials
                                                         in various forms of media and
                                                         (iii)each Series investment
                                                         policies and practices.

      PRICING COMMITTEE
                                           1             Reviews procedures for the           Ives*, E. Smith* and W. Smith*
                                                         valuation of securities              Manning, Poorvu*,
                                                         including money market
                                                         securities, and periodically
                                                         reviews information from MFS
                                                         regarding fair value and
                                                         liquidity determinations made
                                                         pursuant to the board-approved
                                                         procedures, and makes related
                                                         recommendations to the full
                                                         Board and, if requested by
                                                         MFS, assists MFS's internal
                                                         valuation committee and/or the
                                                         full Board in resolving
                                                         particular valuation matters.


----------

      (1) The Trustees' Identification and Background are set forth in Appendix A.


      *   Non-interested or independent Trustees.

APPENDIX C

      TRUSTEES' OWNERSHIP OF FUND SHARES


      The following table shows the dollar range of equity securities beneficially owned by each Trustee in each Series and, on an aggregate basis, in all MFS Funds overseen by each Trustee, at December 31, 2003. The following dollar ranges apply:


      N   None
      A   $1-$10,000
      B   $10,001-$50,000
      C   $50,001-$100,000
      D   over $100,000


                                                                          TRUSTEES
                              ----------------------------------------------------------------------------------------------------
FUND NAME                       MANNING(1) POZEN(1) COHN GUNNING(2) GUTOW IVES LANE(2) PERERA  POORVU SHERRATT  E. SMITH  W. SMITH
----------------------------------------------------------------------------------------------------------------------------------
MFS VARIABLE INSURANCE TRUST

MFS Bond Series                    N          N      N      N         N     N    N       N       N      N         N         N

MFS Capital
  Opportunities Series             N          N      N      N         N     N    N       N       N      N         N         N

MFS Emerging Growth
  Series                           N          N      N      N         N     N    N       N       N      N         N         N

MFS Global Equity
  Series                           N          N      N      N         N     N    N       N       N      N         N         N

MFS High Income
  Series                           N          N      N      N         N     N    N       N       N      N         N         N

MFS Investors Growth
  Stock Series                     N          N      N      N         N     N    N       N       N      N         N         N

MFS Investors Trust
  Series                           N          N      N      N         N     N    N       N       N      N         N         N

MFS Mid Cap Growth
  Series                           N          N      N      N         N     N    N       N       N      N         N         N

MFS Money Market
  Series                           N          N      N      N         N     N    N       N       N      N         N         N

MFS New Discovery
  Series                           N          N      N      N         N     N    N       N       N      N         N         N

MFS Research Series                N          N      N      N         N     N    N       N       N      N         N         N

MFS Strategic Income
  Series                           N          N      N      N         N     N    N       N       N      N         N         N

MFS Total Return Series            N          N      N      N         N     N    N       N       N      N         N         N

MFS Utilities Series               N          N      N      N         N     N    N       N       N      N         N         N

MFS Value Series                   N          N      N      N         N     N    N       N       N      N         N         N

DOLLAR RANGE ON
  AGGREGATE BASIS
  OF EQUITY SECURITIES
  IN ALL MFS FUNDS
  OVERSEEN BY
  TRUSTEE                          D          N      D      C         D     D    N       D       D      D         D         D


----------

      (1) Interested Trustees

      (2) Mr. Gunning and Ms. Lane became Trustees of the Series on January 27, 2004.

   APPENDIX D

      INVESTMENT TECHNIQUES, PRACTICES AND RISKS

      Set forth below is a description of investment techniques and practices which the Series may generally use in pursuing their investment objectives and investment policies, and the associated risks associated with these investment techniques and practices.

      INVESTMENT TECHNIQUES AND PRACTICES

      DEBT SECURITIES

      To the extent the Series invests in the following types of debt securities, its net asset value may change as the general levels of interest rates fluctuate. When interest rates decline, the value of debt securities can be expected to rise. Conversely, when interest rates rise, the value of debt securities can be expected to decline. The Series' investments in debt securities with longer terms to maturity are subject to greater volatility than the Series' shorter-term obligations. Debt securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

      ASSET-BACKED SECURITIES: The Series may purchase the following types of asset-backed securities:

      COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH
      SECURITIES: The Series may invest a portion of its assets in collateralized mortgage obligations or "CMOs," which are debt obligations collateralized by mortgage loans or mortgage pass-through securities (such collateral referred to collectively as "Mortgage Assets"). Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities.

      Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO in innumerable ways. In a common structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. Certain CMOs may be stripped (securities which provide only the principal or interest factor of the underlying security). See "Stripped Mortgage-Backed Securities" below for a discussion of the risks of investing in these stripped securities and of investing in classes consisting of interest payments or principal payments.

      The Series may also invest in parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.

      CORPORATE ASSET-BACKED SECURITIES: The Series may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties. These securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (E.G., loans) are also subject to prepayments which shorten the securities weighted average life and may lower their return.

      Corporate asset-backed securities are backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The Series will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

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      MORTGAGE PASS-THROUGH SECURITIES: The Series may invest in mortgage pass-through securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are passed through to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. The average lives of mortgage pass-throughs are variable when issued because their average lives depend on prepayment rates. The average life of these securities is likely to be substantially shorter than their stated final maturity as a result of unscheduled principal prepayment. Prepayments on underlying mortgages result in a loss of anticipated interest, and all or part of a premium if any has been paid, and the actual yield (or total return) to the Series may be different than the quoted yield on the securities. Mortgage premiums generally increase with falling interest rates and decrease with rising interest rates. Like other fixed income securities, when interest rates rise the value of mortgage pass-through security generally will decline; however, when interest rates are declining, the value of mortgage pass-through securities with prepayment features may not increase as much as that of other fixed-income securities. In the event of an increase in interest rates which results in a decline in mortgage prepayments, the anticipated maturity of mortgage pass-through securities held by the Series may increase, effectively changing a security which was considered short or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.


      Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association ("GNMA")); or guaranteed by agencies or instrumentalities of the U.S. Government but not the full faith and credit of the U.S. Government (such as the Federal National Mortgage Association "FNMA") or the Federal Home Loan Mortgage Corporation, ("FHLMC") which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations) (See "U.S. Government securities" below). Mortgage pass-through securities may also be issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers). Some of these mortgage pass-through securities may be supported by various forms of insurance or guarantees.


      Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs which may be incurred. Some mortgage pass-through securities (such as securities issued by the GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interests and principal payments owed on the mortgages in the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

      The principal governmental guarantor of mortgage pass-through securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration ("FHA")-insured or Veterans Administration ("VA")-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage pass-through securities. GNMA securities are often purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

      Government-related guarantors (I.E., whose guarantees are not backed by the full faith and credit of the U.S. Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional residential mortgages (I.E., mortgages not insured or guaranteed by any governmental agency) from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment by FNMA of principal and interest.

      FHLMC is also a government-sponsored corporation owned by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages (I.E., not federally insured or guaranteed) for FHLMC's national portfolio. FHLMC guarantees timely payment of interest and ultimate collection of principal regardless of the status of the underlying mortgage loans.

      Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass through pools of mortgage loans. Such issuers may also be the originators and/or servicers of the underlying mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect

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      government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Series may also buy mortgage-related securities without insurance or guarantees.

      STRIPPED MORTGAGE-BACKED SECURITIES: The Series may invest a portion of its assets in stripped mortgage-backed securities ("SMBS") which are derivative multiclass mortgage securities issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan institutions, mortgage banks, commercial banks and investment banks.

      SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "I0" class) while the other class will receive all of the principal (the principal-only or "P0" class). The yield to maturity on an I0 is extremely sensitive to the rate of principal payments, including prepayments on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Series may fail to fully recoup its initial investment in these securities. The market value of the class consisting primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates. Because SMBS were only recently introduced, established trading markets for these securities have not yet developed, although the securities are traded among institutional investors and investment banking firms.

      CORPORATE SECURITIES: The Series may invest in debt securities, such as convertible and non-convertible bonds, preferred stock, notes and debentures, issued by corporations, limited partnerships and other similar entities. Investments in securities that are convertible into equity securities and preferred stock have characteristics of equity as well as debt securities, and their value may be dependent in part on the value of the issuer's equity securities. The Series may also invest in debt securities that are accompanied by warrants which are convertible into the issuer's equity securities, which have similar characteristics. See "Equity Securities" below for a fuller description of convertible securities.

      The Series may invest in debt and convertible securities rated at least Baa by Moody's or BBB by S&P or Fitch IBCA, Duff & Phelps and comparable unrated securities. See Appendix D for a description of bond ratings. Securities rated Baa by Moody's or BBB by S&P or Fitch IBCA, Duff & Phelps and comparable unrated securities, while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade securities. The Series may also invest in lower rated bonds, as described under "Lower Rated Bonds" below.

      LOANS AND OTHER DIRECT INDEBTEDNESS: The Series may purchase loans and other direct indebtedness. In purchasing a loan, the Series acquires some or all of the interest of a bank or other lending institution in a loan to a corporate, governmental or other borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer the Series more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

      These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans are typically made by a syndicate of lending institutions, represented by an agent lending institution which has negotiated and structured the loan and is responsible for collecting interest, principal and other amounts due on its own behalf and on behalf of the others in the syndicate, and for enforcing its and their other rights against the borrower. Alternatively, such loans may be structured as a novation, pursuant to which the Series would assume all of the rights of the lending institution in a loan or as an assignment, pursuant to which the Series would purchase an assignment of a portion of a lender's interest in a loan either directly from the lender or through an intermediary. The Series may also purchase trade or other claims against companies, which generally represent money owned by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default.

      Certain of the loans and the other direct indebtedness acquired by the Series may involve revolving credit facilities or other standby financing commitments which obligate the Series to pay additional cash on a certain date or on demand. These commitments may have the effect of requiring the Series to increase its investment in a company at a time when the Series might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Series is committed to advance additional funds, it will at all times hold and maintain in a segregated account cash or other high grade debt obligations in an amount sufficient to meet such commitments.

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      The Series' ability to receive payment of principal, interest and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower. In selecting the loans and other direct indebtedness which the Series will purchase, the Adviser will rely upon its own (and not the original lending institution's) credit analysis of the borrower. As the Series may be required to rely upon another lending institution to collect and pass onto the Series amounts payable with respect to the loan and to enforce the Series' rights under the loan and other direct indebtedness, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the Series from receiving such amounts. In such cases, the Series will evaluate as well the creditworthiness of the lending institution and will treat both the borrower and the lending institution as an "issuer" of the loan for purposes of compliance with applicable law pertaining to the diversification of the Series' portfolio investments. The highly leveraged nature of many such loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Series.

      LOWER RATED BONDS: The Series may invest in fixed income securities rated Ba or lower by Moody's or BB or lower by S&P or Fitch IBCA, Duff & Phelps and comparable unrated securities (commonly known as "junk bonds"). See Appendix B for a description of bond ratings. No minimum rating standard is required by the Series, and the Series may rely on the rating of any recognized rating agency in the case of securities that receive different ratings from different agencies. These securities are considered speculative and, while generally providing greater income than investments in higher rated securities, will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than securities in the higher rating categories and because yields vary over time, no specific level of income can ever be assured. These lower rated high yielding fixed income securities generally tend to reflect economic changes (and the outlook for economic growth), short-term corporate and industry developments and the market's perception of their credit quality (especially during times of adverse publicity) to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates (although these lower rated fixed income securities are also affected by changes in interest rates). In the past, economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. The prices for these securities may be affected by legislative and regulatory developments. The market for these lower rated fixed income securities may be less liquid than the market for investment grade fixed income securities. Furthermore, the liquidity of these lower rated securities may be affected by the market's perception of their credit quality. Therefore, the Adviser's judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed income securities, and it also may be more difficult during times of certain adverse market conditions to sell these lower rated securities to meet redemption requests or to respond to changes in the market.

      While the Adviser may refer to ratings issued by established credit rating agencies, it is not the Series' policy to rely exclusively on ratings issued by these rating agencies, but rather to supplement such ratings with the Adviser's own independent and ongoing review of credit quality. Where a Series focuses on lower rated securities, it will not be required to dispose of a lower rated security that subsequently receives a higher rating from a credit agency. To the extent a Series invests in these lower rated securities, the achievement of its investment objectives may be a more dependent on the Adviser's own credit analysis than in the case of a fund investing in higher quality fixed income securities. These lower rated securities may also include zero coupon bonds, deferred interest bonds and PIK bonds.

      MUNICIPAL BONDS: The Series may invest in debt securities issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income tax ("Municipal Bonds"). Municipal Bonds include debt securities which pay interest income that is subject to the alternative minimum tax. The Series may invest in Municipal Bonds whose issuers pay interest on the Bonds from revenues from projects such as multifamily housing, nursing homes, electric utility systems, hospitals or life care facilities.

      If a revenue bond is secured by payments generated from a project, and the revenue bond is also secured by a lien on the real estate comprising the project, foreclosure by the indenture trustee on the lien for the benefit of the bondholders creates additional risks associated with owning real estate, including environmental risks.

      Housing revenue bonds typically are issued by a state, county or local housing authority and are secured only by the revenues of mortgages originated by the authority using the proceeds of the bond issue. Because of the impossibility of precisely predicting demand for mortgages from the proceeds of such an issue, there is a risk that the proceeds of the issue will be in excess of demand, which would result in early retirement of the bonds by the issuer. Moreover, such housing revenue bonds depend for their repayment upon the cash flow from the underlying mortgages, which cannot be precisely predicted when the bonds are issued. Any difference in the actual cash flow from such mortgages from the assumed cash flow could have an adverse impact upon the ability of the issuer to make scheduled payments of principal and interest on the bonds, or could result in early retirement of the bonds. Additionally, such bonds depend in part for scheduled payments of principal and interest upon reserve funds established from the proceeds of the bonds, assuming certain rates of return on investment of such reserve funds. If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be inadequate. The financing of multi-family housing projects is affected by a variety of factors, including satisfactory completion of construction within cost constraints, the achievement and maintenance of a sufficient level of occupancy, sound management of the developments, timely and adequate increases in rents to cover increases in operating expenses, including taxes, utility rates and maintenance costs, changes in applicable laws and governmental regulations and social and economic trends.

      Electric utilities face problems in financing large construction programs in inflationary periods, cost increases and delay occasioned by environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices, the cost of competing fuel sources, difficulty in obtaining sufficient rate increases and other regulatory problems, the effect of energy conservation and difficulty of the capital market to absorb utility debt.

      Health care facilities include life care facilities, nursing homes and hospitals. Life care facilities are alternative forms of long-term housing for the elderly which offer residents the independence of condominium life style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities. Since the bonds are secured only by the revenues of each facility and not by state or local government tax payments, they are subject to a wide variety of risks. Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues adequate to maintain debt service payments. Moreover, in the case of life care facilities, since a portion of housing, medical care and other services may be financed by an initial deposit, there may be risk if the facility does not maintain adequate financial reserves to secure estimated actuarial liabilities. The ability of management to accurately forecast inflationary cost pressures weighs importantly in this process. The facilities may also be affected by regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies. They may also face competition from alternative health care or conventional housing facilities in the private or public sector. Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels. A hospital's gross receipts and net income available to service its debt are influenced by demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding, and possible federal legislation limiting the rates of increase of hospital charges.

      The Series may invest in municipal lease securities. These are undivided interests in a portion of an obligation in the form of a lease or installment purchase which is issued by state and local governments to acquire equipment and facilities. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Although the obligations will be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might, in some cases, prove difficult. There are, of course, variations in the security of municipal lease securities, both within a particular classification and between classifications, depending on numerous factors.

      The Series may also invest in bonds for industrial and other projects, such as sewage or solid waste disposal or hazardous waste treatment facilities. Financing for such projects will be subject to inflation and other general economic factors as well as construction risks including labor problems, difficulties with construction sites and the ability of contractors to meet specifications in a timely manner. Because some of the materials, processes and wastes involved in these projects may include hazardous components, there are risks associated with their production, handling and disposal.


      U.S. GOVERNMENT SECURITIES: The Series may invest in U.S. Government Securities including (i) U.S. Treasury obligations, all of which are backed by the full faith and credit of the U.S. Government and (ii) U.S. Government Securities, some of which are backed by the full faith and credit of the U.S. Treasury, E.G., direct pass-through certificates of the Government National Mortgage Association ("GNMA"); some of which are supported by the right of the issuer to borrow from the U.S. Government, E.G., obligations of Federal Home Loan Banks; some of which are backed only by the credit of the issuer itself, E.G., obligations of the Student Loan Marketing Association; and some of which are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations,

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      E.G., obligations of the Federal National Mortgage Association ("FNMA")
      and Federal Home Loan Mortgage Corporation.


      U.S. Government Securities also include interest in trust or other entities representing interests in obligations that are issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities.

      VARIABLE AND FLOATING RATE OBLIGATIONS: The Series may invest in floating or variable rate securities. Investments in floating or variable rate securities normally will involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on behalf of the Series on short notice at par plus accrued interest, which amount may be more or less than the amount the bondholder paid for them. The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before the Series is entitled to receive payment of the obligation upon demand or (ii) the period remaining until the obligation's next interest rate adjustment. If not redeemed by the Series through the demand feature, the obligations mature on a specified date which may range up to thirty years from the date of issuance.

      ZERO COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS: The Series may invest in zero coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind ("PIK bonds"). Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK bonds are debt obligations which provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which make regular payments of interest. The Series will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Series' distribution obligations.

      EQUITY SECURITIES
      The Series may invest in all types of equity securities, including the following: common stocks, preferred stocks and preference stocks; securities such as bonds, warrants or rights that are convertible into stocks; and depositary receipts for those securities. These securities may be listed on securities exchanges, traded in various over-the-counter markets or have no organized market.

      A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises and to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest rate and market movements, a convertible security is not as sensitive to interest rates as a similar fixed income security, nor is it as sensitive to changes in share price as its underlying stock.

      FOREIGN SECURITIES EXPOSURE
      The Series may invest in various types of foreign securities, or securities which provide the Series with exposure to foreign securities or foreign currencies, as discussed below:

      BRADY BONDS: The Series may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in a number of countries including Argentina, Brazil, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Jordan, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Slovenia, Uruguay and Venezuela. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

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      DEPOSITARY RECEIPTS: The Series may invest in American Depositary Receipts
      ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts. ADRs are certificates by a U.S. depositary (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a U.S. company. Generally, ADRs are in registered form and are designed for use in U.S. securities markets and GDRs are in bearer form and are designed for use in foreign securities markets. For the purposes of the Series' policy, if any, to invest a certain percentage of its assets in foreign securities, the investments of the Series in ADRs, GDRs and other types of depositary receipts are deemed to be investments in the underlying securities.

      ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depositary which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositaries. Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The depositary of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. The Series may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depositary receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. The Series may purchase securities in local markets and direct delivery of these ordinary shares to the local depositary of an ADR agent bank in foreign country. Simultaneously, the ADR agents create a certificate which settles at the Series' custodian in five days. The Series may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer.

      Accordingly, information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. ADRs may also be subject to exchange rate risks if the underlying foreign securities are denominated in a foreign currency.

      DOLLAR-DENOMINATED FOREIGN DEBT SECURITIES: The Series may invest in dollar-denominated foreign debt securities. Investing in dollar-denominated foreign debt represents a greater degree of risk than investing in domestic securities, due to less publicly available information, less securities regulation, war or expropriation. Special considerations may include higher brokerage costs and thinner trading markets. Investments in foreign countries could be affected by other factors including extended settlement periods.

      EMERGING MARKETS: The Series may invest in securities of government, government-related, supranational and corporate issuers located in emerging markets. Emerging markets include any country determined by the Adviser to have an emerging market economy, taking into account a number of factors, including whether the country has a low- to middle-income economy according to the International Bank for Reconstruction and Development, the country's foreign currency debt rating, its political and economic stability and the development of its financial and capital markets. The Adviser determines whether an issuer's principal activities are located in an emerging market country by considering such factors as its country of organization, the principal trading market for its securities, the source of its revenues and location of its assets. Such investments entail significant risks as described below.

      - Company Debt -- Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in the Series' portfolio. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect the Series' assets should these conditions recur.

      - Default; Legal Recourse -- The Series may have limited legal recourse in the event of a default with respect to certain debt obligations it may hold. If the issuer of a fixed income security owned by the Series defaults, the Series may incur additional expenses to seek recovery. Debt obligations issued by emerging market governments differ from debt obligations of private entities; remedies from defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. The Series' ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. The political context, expressed as an emerging market governmental issuer's willingness to meet the terms of the debt obligation, for

                                       D-7
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          example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements.

      - Foreign Currencies -- The securities in which the Series invests may be denominated in foreign currencies and international currency units and the Series may invest a portion of its assets directly in foreign currencies. Accordingly, the weakening of these currencies and units against the U.S. dollar may result in a decline in the Series' asset value.

          Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, there is risk that certain emerging market countries may restrict the free conversion of their currencies into other currencies. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steep devaluation relative to the U.S. dollar. Any devaluations in the currencies in which a Series' portfolio securities are denominated may have a detrimental impact on the Series' net asset value.

      - Inflation -- Many emerging markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

      - Liquidity; Trading Volume; Regulatory Oversight -- The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the U.S. Disclosure and regulatory standards are in many respects less stringent than U.S. standards. Furthermore, there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets.

          The limited size of many emerging market securities markets and limited trading volume in the securities of emerging market issuers compared to volume of trading in the securities of U.S. issuers could cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities' issuers. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

          The risk also exists that an emergency situation may arise in one or more emerging markets, as a result of which trading of securities may cease or may be substantially curtailed and prices for the Series' securities in such markets may not be readily available. The Series may suspend redemption of its shares for any period during which an emergency exists, as determined by the Securities and Exchange Commission (the "SEC"). Accordingly, if the Series believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from the Series' identification of such condition until the date of the SEC action, the Series' securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board of Trustees.

      - Sovereign Debt -- Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Series and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Series) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There are no bankruptcy proceedings by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

          Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

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          The ability of emerging market governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market's trading partners could also adversely affect the country's exports and tarnish its trade account surplus, if any. To the extent that emerging markets receive payment for their exports in currencies other than dollars or non-emerging market currencies, the emerging market issuer's ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

          To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

          Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

      - Withholding -- Income from securities held by the Series could be reduced by a withholding tax on the source or other taxes imposed by the emerging market countries in which the Series makes its investments. The Series' net asset value may also be affected by changes in the rates or methods of taxation applicable to the Series or to entities in which the Series has invested. The Adviser will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

      FOREIGN SECURITIES: The Series may invest in dollar-denominated and non dollar-denominated foreign securities. The issuer's principal activities generally are deemed to be located in a particular country if: (a) the security is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; or (e) the issuer has 50% or more of its assets in that country.

      Investing in securities of foreign issuers generally involves risks not ordinarily associated with investing in securities of domestic issuers. These include changes in currency rates, exchange control regulations, securities settlement practices, governmental administration or economic or monetary policy (in the United States or abroad) or circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies. Special considerations may also include more limited information about foreign issuers, higher brokerage costs, different accounting standards and thinner trading markets. Foreign securities markets may also be less liquid, more volatile and less subject to government supervision than in the United States. Investments in foreign countries could be affected by other factors including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods. As a result of its investments in foreign securities, the Series may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. Under certain circumstances, such as where the Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Series may hold such currencies for an indefinite period of time. While the holding of currencies will permit the Series to take advantage of favorable movements in the applicable exchange rate, such strategy also exposes the Series to risk of loss if exchange rates move in a direction adverse to the Series' position. Such losses could reduce any profits or increase any losses sustained by the Series from the sale or redemption of securities and could reduce the dollar value of interest or dividend payments received. The Fund's investments in foreign securities may also include "privatizations." Privatizations are situations where the government in a given country, including emerging market countries, sells part or all of its stakes in government owned or controlled enterprises. In certain countries, the ability of foreign entities to participate in privatizations may be limited by local law and the terms on which the foreign entities may be permitted to participate may be less advantageous than those afforded local investors.

      FORWARD CONTRACTS
      The Series may enter into contracts for the purchase or sale of a specific currency at a future date at a price set at the time the contract is entered into (a "Forward Contract"), for hedging purposes (E.G., to protect its current or intended investments from fluctuations in currency exchange rates) as well as for non-hedging purposes.

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      A Forward Contract to sell a currency may be entered into where the Series seeks to protect against an anticipated increase in the exchange rate for a specific currency which could reduce the dollar value of portfolio securities denominated in such currency. Conversely, the Series may enter into a Forward Contract to purchase a given currency to protect against a projected increase in the dollar value of securities denominated in such currency which the Series intends to acquire.

      If a hedging transaction in Forward Contracts is successful, the decline in the dollar value of portfolio securities or the increase in the dollar cost of securities to be acquired may be offset, at least in part, by profits on the Forward Contract. Nevertheless, by entering into such Forward Contracts, the Series may be required to forego all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. The Series does not presently intend to hold Forward Contracts entered into until maturity, at which time it would be required to deliver or accept delivery of the underlying currency, but will seek in most instances to close out positions in such Contracts by entering into offsetting transactions, which will serve to fix the Series' profit or loss based upon the value of the Contracts at the time the offsetting transaction is executed.

      The Series will also enter into transactions in Forward Contracts for other than hedging purposes, which presents greater profit potential but also involves increased risk. For example, the Series may purchase a given foreign currency through a Forward Contract if, in the judgment of the Adviser, the value of such currency is expected to rise relative to the U.S. dollar. Conversely, the Series may sell the currency through a Forward Contract if the Adviser believes that its value will decline relative to the dollar.

      The Series will profit if the anticipated movements in foreign currency exchange rates occur, which will increase its gross income. Where exchange rates do not move in the direction or to the extent anticipated, however, the Series may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative and could involve significant risk of loss.

      The use by the Series of Forward Contracts also involves the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

      FUTURES CONTRACTS
      The Series may purchase and sell futures contracts ("Futures Contracts") on stock indices, foreign currencies, interest rates or interest-rate related instruments, indices of foreign currencies or commodities. The Series may also purchase and sell Futures Contracts on foreign or domestic fixed income securities or indices of such securities including municipal bond indices and any other indices of foreign or domestic fixed income securities that may become available for trading. Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

      A Futures Contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument, foreign currency or commodity, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a Futures Contract provides for a specified settlement month in which, in the case of the majority of commodities, interest rate and foreign currency futures contracts, the underlying commodities, fixed income securities or currency are delivered by the seller and paid for by the purchaser, or on which, in the case of index futures contracts and certain interest rate and foreign currency futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures Contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures Contracts call for settlement only on the expiration date and cannot be "exercised" at any other time during their term.

      The purchase or sale of a Futures Contract differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the Futures Contract fluctuates, making positions in the Futures Contract more or less valuable -- a process known as "mark-to-market."

      Purchases or sales of stock index futures contracts are used to attempt to protect the Series' current or intended stock investments from broad fluctuations in stock prices. For example, the Series may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Series' securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Series is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Series intends to purchase. As such purchases are made, the corresponding positions in stock index futures contracts will be closed out. In a substantial majority of these transactions, the Series will purchase such securities upon termination of the futures position, but under unusual market conditions, a long futures position may be terminated without a related purchase of securities.

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      Interest rate Futures Contracts may be purchased or sold to attempt to protect against the effects of interest rate changes on the Series' current or intended investments in fixed income securities. For example, if the Series owned long-term bonds and interest rates were expected to increase, the Series might enter into interest rate futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling some of the long-term bonds in the Series' portfolio. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the Series' interest rate futures contracts would increase at approximately the same rate, subject to the correlation risks described below, thereby keeping the net asset value of the Series from declining as much as it otherwise would have.

      Similarly, if interest rates were expected to decline, interest rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds, the Series could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and the Series' cash reserves could then be used to buy long-term bonds on the cash market. The Series could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market in certain cases or at certain times, the use of interest rate futures contracts as a hedging technique may allow the Series to hedge its interest rate risk without having to sell its portfolio securities.

      The Series may purchase and sell foreign currency futures contracts for hedging purposes, to attempt to protect its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the dollar cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. The Series may sell futures contracts on a foreign currency, for example, where it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts.

      Conversely, the Series could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. Where the Series purchases futures contracts under such circumstances, however, and the prices of securities to be acquired instead decline, the Series will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

      The use by the Series of Futures Contracts also involves the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

      INDEXED SECURITIES
      The Series may purchase securities with principal and/or interest payments whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The Series may also purchase indexed deposits with similar characteristics. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other. Certain indexed securities may expose the Series to the risk of loss of all or a portion of the principal amount of its investment and/or the interest that might otherwise have been earned on the amount invested.

      The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government-sponsored entities.

      INVERSE FLOATING RATE OBLIGATIONS
      The Series may invest in so-called "inverse floating rate obligations" or "residual interest bonds" or other obligations or certificates relating thereto structured to have similar features.

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      In creating such an obligation, a municipality issues a certain amount of debt and pays a fixed interest rate. Half of the debt is issued as variable rate short term obligations, the interest rate of which is reset at short intervals, typically 35 days. The other half of the debt is issued as inverse floating rate obligations, the interest rate of which is calculated based on the difference between a multiple of (approximately two times) the interest paid by the issuer and the interest paid on the short-term obligation. Under usual circumstances, the holder of the inverse floating rate obligation can generally purchase an equal principal amount of the short term obligation and link the two obligations in order to create long-term fixed rate bonds. Because the interest rate on the inverse floating rate obligation is determined by subtracting the short-term rate from a fixed amount, the interest rate will decrease as the short-term rate increases and will increase as the short-term rate decreases. The magnitude of increases and decreases in the market value of inverse floating rate obligations may be approximately twice as large as the comparable change in the market value of an equal principal amount of long-term bonds which bear interest at the rate paid by the issuer and have similar credit quality, redemption and maturity provisions.

      INVESTMENT IN OTHER INVESTMENT COMPANIES
      The Series may invest in other investment companies. The total return on such investment will be reduced by the operating expenses and fees of such other investment companies, including advisory fees.

      OPEN-END FUNDS. The Series may invest in open-end investment companies.

      CLOSED-END FUNDS. The Series may invest in closed-end investment companies. Such investment may involve the payment of substantial premiums above the value of such investment companies' portfolio securities.

      LENDING OF PORTFOLIO SECURITIES
      The Series may seek to increase its income by lending portfolio securities. Such loans will usually be made only to member firms of the New York Stock Exchange (the "Exchange") (and subsidiaries thereof) and member banks of the Federal Reserve System, and would be required to be secured continuously by collateral in cash, an irrevocable letter of credit or United States ("U.S.") Treasury securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Series would have the right to call a loan and obtain the securities loaned at any time on customary industry settlement notice (which will not usually exceed five business days). For the duration of a loan, the Series would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned. The Series would also receive a fee from the borrower or compensation from the investment of the collateral, less a fee paid to the borrower (if the collateral is in the form of cash). The Series would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Series would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk.

      LEVERAGING TRANSACTIONS
      The Series may engage in the types of transactions described below, which involve "leverage" because in each case the Series receives cash which it can invest in portfolio securities and has a future obligation to make a payment. The use of these transactions by the Series will generally cause its net asset value to increase or decrease at a greater rate than would otherwise be the case. Any investment income or gains earned from the portfolio securities purchased with the proceeds from these transactions which is in excess of the expenses associated from these transactions can be expected to cause the value of the Series' shares and distributions on the Series' shares to rise more quickly than would otherwise be the case. Conversely, if the investment income or gains earned from the portfolio securities purchased with proceeds from these transactions fail to cover the expenses associated with these transactions, the value of the Series' shares is likely to decrease more quickly than otherwise would be the case and distributions thereon will be reduced or eliminated. Hence, these transactions are speculative, involve leverage and increase the risk of owning or investing in the shares of the Series. These transactions also increase the Series' expenses because of interest and similar payments and administrative expenses associated with them. Unless the appreciation and income on assets purchased with proceeds from these transactions exceed the costs associated with them, the use of these transactions by a Series would diminish the investment performance of the Series compared with what it would have been without using these transactions.

      BANK BORROWINGS: The Series may borrow money for investment purposes from banks and invest the proceeds in accordance with its investment objectives and policies.

      MORTGAGE "DOLLAR ROLL" TRANSACTIONS: The Series may enter into mortgage "dollar roll" transactions pursuant to which it sells mortgage-backed securities for delivery in the future and simultaneously contracts to repurchase substantially similar securities on a specified future date. During the roll period, the Series foregoes principal and interest paid on the mortgage-backed securities. The Series is compensated for the lost interest by the difference between the current sales price and the lower price for the future purchase (often referred to as the "drop") as well as by the interest earned on, and gains from, the investment of the cash proceeds of the initial sale. The Series may also be compensated by receipt of a commitment fee.

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      If the income and capital gains from the Series' investment of the cash from the initial sale do not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Series compared with what the performance would have been without the use of the dollar rolls. Dollar roll transactions involve the risk that the market value of the securities the Series is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the Series sells securities becomes insolvent, the Series' right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the Adviser's ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

      REVERSE REPURCHASE AGREEMENTS: The Series may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Series will sell securities and receive cash proceeds, subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest. There is a risk that the counter party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Series. The Series will invest the proceeds received under a reverse repurchase agreement in accordance with its investment objective and policies.

      OPTIONS
      The Series may invest in the following types of options, which involves the risks described under the caption "Special Risk Factors -- Option, Futures, Forwards, Swaps and Other Derivative Transactions" in this
      Appendix:

      OPTIONS ON FOREIGN CURRENCIES: The Series may purchase and write options on foreign currencies for hedging and non-hedging purposes in a manner similar to that in which Futures Contracts on foreign currencies, or Forward Contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Series may purchase put options on the foreign currency. If the value of the currency does decline, the Series will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

      Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Series may purchase call options thereon. The purchase of such options could offset, at least partially, the effect of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Series deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Series could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates. The Series may write options on foreign currencies for the same types of hedging purposes. For example, where the Series anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received less related transaction costs. As in the case of other types of options, therefore, the writing of Options on Foreign Currencies will constitute only a partial hedge.

      Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Series could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Series to hedge such increased cost up to the amount of the premium. Foreign currency options written by the Series will generally be covered in a manner similar to the covering of other types of options. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Series would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Series also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates. The use of foreign currency options for non-hedging purposes, like the use of other types of derivatives for such purposes, presents greater profit potential but also significant risk of loss and could be considered speculative.

      OPTIONS ON FUTURES CONTRACTS: The Series also may purchase and write options to buy or sell those Futures Contracts in which it may invest ("Options on Futures Contracts") as described above under "Futures Contracts." Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

      An Option on a Futures Contract provides the holder with the right to enter into a "long" position in the underlying Futures Contract, in the case of a call option, or a "short" position in the underlying Futures Contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of Futures Contracts, such as payment of initial and variation margin deposits. In addition, the writer of an Option on a Futures Contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

      A position in an Option on a Futures Contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same type (I.E., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the Series' profit or loss on the transaction.

      Options on Futures Contracts that are written or purchased by the Series on U.S. exchanges are traded on the same contract market as the underlying Futures Contract, and, like Futures Contracts, are subject to regulation by the Commodity Futures Trading Commission (the "CFTC") and the performance guarantee of the exchange clearinghouse. In addition, Options on Futures Contracts may be traded on foreign exchanges. The Series may cover the writing of call Options on Futures Contracts (a) through purchases of the underlying Futures Contract, (b) through ownership of the instrument, or instruments included in the index, underlying the Futures Contract, or (c) through the holding of a call on the same Futures Contract and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the Series owns liquid and unencumbered assets equal to the difference. The Series may cover the writing of put Options on Futures Contracts (a) through sales of the underlying Futures Contract,
      (b) through the ownership of liquid and unencumbered assets equal to the value of the security or index underlying the Futures Contract, or (c) through the holding of a put on the same Futures Contract and in the same principal amount as the put written where the exercise price of the put held (i) is equal to or greater than the exercise price of the put written or where the exercise price of the put held (ii) is less than the exercise price of the put written if the Series owns liquid and unencumbered assets equal to the difference. Put and call Options on Futures Contracts may also be covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Upon the exercise of a call Option on a Futures Contract written by the Series, the Series will be required to sell the underlying Futures Contract which, if the Series has covered its obligation through the purchase of such Contract, will serve to liquidate its futures position. Similarly, where a put Option on a Futures Contract written by the Series is exercised, the Series will be required to purchase the underlying Futures Contract which, if the Series has covered its obligation through the sale of such Contract, will close out its futures position.

      The writing of a call option on a Futures Contract for hedging purposes constitutes a partial hedge against declining prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is below the exercise price, the Series will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any decline that may have occurred in the Series' portfolio holdings. The writing of a put option on a Futures Contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is higher than the exercise price, the Series will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Series intends to purchase. If a put or call option the Series has written is exercised, the Series will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and the changes in the value of its futures positions, the Series' losses from existing Options on Futures Contracts may to some extent be reduced or increased by changes in the value of portfolio securities.

      The Series may purchase Options on Futures Contracts for hedging purposes instead of purchasing or selling the underlying Futures Contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, the Series could, in lieu of selling Futures Contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or in part, by a profit on the option. Conversely, where it is projected that the value of securities to be acquired by the Series will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, the Series could purchase call Options on Futures Contracts than purchasing the underlying Futures Contracts.

      OPTIONS ON SECURITIES: The Series may write (sell) covered put and call options, and purchase put and call options, on securities. Call and put options written by the Series may be covered in the manner set forth below.

      A call option written by the Series is "covered" if the Series owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if the Series owns liquid and unencumbered assets equal to the amount of cash consideration) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Series holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the Series owns liquid and unencumbered assets equal to the difference. A put option written by the Series is "covered" if the Series owns liquid and unencumbered assets with a value equal to the exercise price, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the Series owns liquid and unencumbered assets equal to the difference. Put and call options written by the Series may also be covered in such other manner as may be in accordance with the requirements of the exchange on which, or the counterparty with which, the option is traded, and applicable laws and regulations. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

      Effecting a closing transaction in the case of a written call option will permit the Series to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Series to write another put option to the extent that the Series owns liquid and unencumbered assets. Such transactions permit the Series to generate additional premium income, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Series, provided that another option on such security is not written. If the Series desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction in connection with the option prior to or concurrent with the sale of the security.

      The Series will realize a profit from a closing transaction if the premium paid in connection with the closing of an option written by the Series is less than the premium received from writing the option, or if the premium received in connection with the closing of an option purchased by the Series is more than the premium paid for the original purchase. Conversely, the Series will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establishing the option position. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option previously written by the Series is likely to be offset in whole or in part by appreciation of the underlying security owned by the Series.

      The Series may write options in connection with buy-and-write transactions; that is, the Series may purchase a security and then write a call option against that security. The exercise price of the call option the Series determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Series' maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Series' purchase price of the security and the exercise price, less related transaction costs. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

      The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Series' gain will be limited to the premium received, less related transaction costs. If the market price of the underlying security declines or otherwise is below the exercise price, the Series may elect to close the position or retain the option until it is exercised, at which time the Series will be required to take delivery of the security at the exercise price; the Series' return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss. Out-of-the-money, at-the-money and in-the-money put options may be used by the Series in the same market environments that call options are used in equivalent buy-and-write transactions.

      The Series may also write combinations of put and call options on the same security, known as "straddles" with the same exercise price and expiration date. By writing a straddle, the Series undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Series will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

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      By writing a call option, the Series limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Series assumes the risk that it may be required to purchase the underlying security for an exercise price above its then-current market value, resulting in a capital loss unless the security subsequently appreciates in value. The writing of options on securities will not be undertaken by the Series solely for hedging purposes, and could involve certain risks which are not present in the case of hedging transactions. Moreover, even where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

      The Series may also purchase options for hedging purposes or to increase its return. Put options may be purchased to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Series to sell the securities at the exercise price, or to close out the options at a profit. By using put options in this way, the Series will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

      The Series may also purchase call options to hedge against an increase in the price of securities that the Series anticipates purchasing in the future. If such increase occurs, the call option will permit the Series to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Series upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Series.

      OPTIONS ON STOCK INDICES: The Series may write (sell) covered call and put options and purchase call and put options on stock indices. In contrast to an option on a security, an option on a stock index provides the holder with the right but not the obligation to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is generally equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." The Series may cover written call options on stock indices by owning securities whose price changes, in the opinion of the Adviser, are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration if the Series owns liquid and unencumbered assets equal to the amount of cash consideration) upon conversion or exchange of other securities in its portfolio. Where the Series covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index and, in that event, the Series will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The Series may also cover call options on stock indices by holding a call on the same index and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the Series owns liquid and unencumbered assets equal to the difference. The Series may cover put options on stock indices by owning liquid and unencumbered assets with a value equal to the exercise price, or by holding a put on the same stock index and in the same principal amount as the put written where the exercise price of the put held (a) is equal to or greater than the exercise price of the put written or (b) is less than the exercise price of the put written if the Series owns liquid and unencumbered assets equal to the difference. Put and call options on stock indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

      The Series will receive a premium from writing a put or call option, which increases the Series' gross income in the event the option expires unexercised or is closed out at a profit. If the value of an index on which the Series has written a call option falls or remains the same, the Series will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, the Series will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Series' stock investments. By writing a put option, the Series assumes the risk of a decline in the index. To the extent that the price changes of securities owned by the Series correlate with changes in the value of the index, writing covered put options on indices will increase the Series' losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

      The Series may also purchase put options on stock indices to hedge its investments against a decline in value. By purchasing a put option on a stock index, the Series will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Series' investments does not decline as anticipated, or if the value of the option does not increase, the Series' loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Series' security holdings.

      The purchase of call options on stock indices may be used by the Series to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Series holds uninvested cash or short-term debt securities awaiting investment. When

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      purchasing call options for this purpose, the Series will also bear the risk of losing all or a portion of the premium paid it the value of the index does not rise. The purchase of call options on stock indices when the Series is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Series owns.

      The index underlying a stock index option may be a "broad-based" index, such as the Standard & Poor's 500 Index or the New York Stock Exchange Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based on narrower market indices, such as the Standard & Poor's 100 Index, or on indices of securities of particular industry groups, such as those of oil and gas or technology companies. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks so included. The composition of the index is changed periodically.

      RESET OPTIONS: In certain instances, the Series may purchase or write options on U.S. Treasury securities which provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option. Like other types of options, these transactions, which may be referred to as "reset" options or "adjustable strike" options grant the purchaser the right to purchase (in the case of a call) or sell (in the case of a put), a specified type of U.S. Treasury security at any time up to a stated expiration date (or, in certain instances, on such date). In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a "reset" option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a "reset" option, at the time of exercise, may be less advantageous than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option. If the premium for a reset option written by the Series is paid at termination, the Series assumes the risk that (i) the premium may be less than the premium which would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying Treasury security over the term of the option and adjustments made to the strike price of the option, and (ii) the option purchaser may default on its obligation to pay the premium at the termination of the option. Conversely, where the Series purchases a reset option, it could be required to pay a higher premium than would have been the case at the initiation of the option.

      "YIELD CURVE" OPTIONS: The Series may also enter into options on the "spread," or yield differential, between two fixed income securities, in transactions referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

      Yield curve options may be used for the same purposes as other options on securities. Specifically, the Series may purchase or write such options for hedging purposes. For example, the Series may purchase a call option on the yield spread between two securities, if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. The Series may also purchase or write yield curve options for other than hedging purposes (I.E., in an effort to increase its current income) if, in the judgment of the Adviser, the Series will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated. Yield curve options written by the Series will be "covered". A call (or put) option is covered if the Series holds another call (or put) option on the spread between the same two securities and owns liquid and unencumbered assets sufficient to cover the Series' net liability under the two options. Therefore, the Series' liability for such a covered option is generally limited to the difference between the amount of the Series' liability under the option written by the Series less the value of the option held by the Series. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter and because they have been only recently introduced, established trading markets for these securities have not yet developed.

      REPURCHASE AGREEMENTS
      The Series may enter into repurchase agreements with sellers who are member firms (or a subsidiary thereof) of the New York Stock Exchange or members of the Federal Reserve System, recognized primary U.S. Government securities dealers or institutions which the Adviser has determined to be of comparable creditworthiness. The securities that the Series purchases and holds through its agent are U.S. Government securities, the values of which are equal to or greater than the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to the Series, or the purchase and repurchase prices may be the same, with interest at a standard rate due to the Series together with the repurchase price on repurchase. In either case, the income to the Series is unrelated to the interest rate on the Government securities.

      The repurchase agreement provides that in the event the seller fails to pay the amount agreed upon on the agreed upon delivery date or upon demand, as the case may be, the Series will have the right to liquidate the securities. If at the time the Series is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Series' exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Series. The Series has adopted and follows procedures which are intended to minimize the risks of repurchase agreements. For example, the Series only enters into repurchase agreements after the Adviser has determined that the seller is creditworthy, and the Adviser monitors that seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the Series has the right to make margin calls at any time if the value of the securities falls below the agreed upon collateral.

      SHORT SALES
      The Series may seek to hedge investments or realize additional gains through short sales. The Series may make short sales, which are transactions in which the Series sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Series must borrow the security to make delivery to the buyer. The Series then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Series. Until the security is replaced, the Series is required to repay the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Series also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. The Series also will incur transaction costs in effecting short sales.

      The Series will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Series replaces the borrowed security. The Series will realize a gain if the price of the security declines between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest the Series may be required to pay in connection with a short sale.

      Whenever the Series engages in short sales, it identifies liquid and unencumbered assets in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short.

      The Series may also make short sales "against the box," I.E., when a security identical to one owned by the Series is borrowed and sold short. If the Series enters into a short sale against the box, it is required to segregate securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and is required to hold such securities while the short sale is outstanding. The Series will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

      SHORT TERM INSTRUMENTS
      The Series may hold cash and invest in cash equivalents, such as short-term U.S. Government Securities, commercial paper and bank instruments.

      SWAPS AND RELATED DERIVATIVE INSTRUMENTS
      The Series may enter into interest rate swaps, currency swaps and other types of available swap agreements, including swaps on securities, commodities and indices, and related types of derivatives, such as caps, collars and floors. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security or commodity prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices. Under a typical swap, one party may agree to pay a fixed rate or a floating rate determined by reference to a specified instrument, rate or index, multiplied in each case by a specified amount (the "notional amount"), while the other party agrees to pay an amount equal to a different floating rate multiplied by the same notional amount. On each payment date, the obligations of parties are netted, with only the net amount paid by one party to the other. All swap agreements entered into by the Series with the same counterparty are generally governed by a single master agreement, which provides for the netting of all amounts owed by the parties under the agreement upon the occurrence of an event of default, thereby reducing the credit risk to which such party is exposed.

      Swap agreements are typically individually negotiated and structured to provide exposure to a variety of different types of investments or market factors. Swap agreements may be entered into for hedging or non-hedging purposes and therefore may increase or decrease the Series' exposure to the underlying instrument, rate, asset or index. Swap agreements can take many different forms and are known by a variety of names. The Series is not limited to any particular form or variety of swap agreement if the Adviser determines it is consistent with the Series' investment objective and policies.

      For example, the Series may enter into an interest rate swap in order to protect against declines in the value of fixed income

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      securities held by the Series. In such an instance, the Series would agree with a counterparty to pay a fixed rate (multiplied by a notional amount) and the counterparty would agree to pay a floating rate multiplied by the same notional amount. If interest rates rise, resulting in a diminution in the value of the Series' portfolio, the Series would receive payments under the swap that would offset, in whole or part, such diminution in value. The Series may also enter into swaps to modify its exposure to particular markets or instruments, such as a currency swap between the dollar and another currency which would have the effect of increasing or decreasing the Series' exposure to each such currency. The Series might also enter into a swap on a particular security, or a basket or index of securities, in order to gain exposure to the underlying security or securities, as an alternative to purchasing such securities. Such transactions could be more efficient or less costly in certain instances than an actual purchase or sale of the securities.

      The Series may enter into other related types of over-the-counter derivatives, such as "caps", "floors", "collars" and options on swaps, or "swaptions", for the same types of hedging or non-hedging purposes. Caps and floors are similar to swaps, except that one party pays a fee at the time the transaction is entered into and has no further payment obligations, while the other party is obligated to pay an amount equal to the amount by which a specified fixed or floating rate exceeds or is below another rate (multiplied by a notional amount). Caps and floors, therefore, are also similar to options. A collar is in effect a combination of a cap and a floor, with payments made only within or outside a specified range of prices or rates. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into the underlying swap on the agreed-upon terms.

      The Series will maintain liquid and unencumbered assets to cover its current obligations under swap and other over-the-counter derivative transactions. If the Series enters into a swap agreement on a net basis (I.E., the two payment streams are netted out, with the Series receiving or paying, as the case may be, only the net amount of the two payments), the Series will maintain liquid and unencumbered assets with a daily value at least equal to the excess, if any, of the Series' accrued obligations under the swap agreement over the accrued amount the Series is entitled to receive under the agreement. If the Series enters into a swap agreement on other than a net basis, it will maintain liquid and unencumbered assets with a value equal to the full amount of the Series' accrued obligations under the agreement.

      The most significant factor in the performance of swaps, caps, floors and collars is the change in the underlying price, rate or index level that determines the amount of payments to be made under the arrangement. If the Adviser is incorrect in its forecasts of such factors, the investment performance of the Series would be less than what it would have been if these investment techniques had not been used. If a swap agreement calls for payments by the Series, the Series must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness would decline, the value of the swap agreement would be likely to decline, potentially resulting in losses.

      If the counterparty defaults, the Series' risk of loss consists of the net amount of payments that the Series is contractually entitled to receive. The Series anticipates that it will be able to eliminate or reduce its exposure under these arrangements by assignment or other disposition or by entering into an offsetting agreement with the same or another counterparty, but there can be no assurance that it will be able to do so.

      The use by the Series of Swaps and related derivative instruments also involves the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

      TEMPORARY BORROWINGS
      The Series may borrow money for temporary purposes (E.G., to meet redemption requests or settle outstanding purchases of portfolio securities).

      TEMPORARY DEFENSIVE POSITIONS
      During periods of unusual market conditions when the Adviser believes that investing for temporary defensive purposes is appropriate, or in order to meet anticipated redemption requests, a large portion or all of the assets of the Series may be invested in cash (including foreign currency) or cash equivalents, including, but not limited to, obligations of banks (including certificates of deposit, bankers' acceptances, time deposits and repurchase agreements), commercial paper, short-term notes, U.S. Government Securities and related repurchase agreements.

      "WHEN-ISSUED" SECURITIES
      The Series may purchase securities on a "when-issued" or on a "forward delivery" basis which means that the securities will be delivered to the Series at a future date usually beyond customary settlement time. The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security. In general, the Series does not pay for such securities until received, and does not start earning interest on the securities until the contractual settlement date. While awaiting delivery of securities purchased on such bases, a Series will identify liquid and unencumbered assets equal to its forward delivery commitment.

      SPECIAL RISK FACTORS -- OPTIONS, FUTURES, FORWARDS, SWAPS AND OTHER DERIVATIVE TRANSACTIONS
      RISK OF IMPERFECT CORRELATION OF HEDGING INSTRUMENTS WITH THE SERIES'S
      PORTFOLIO: The Series' ability effectively to hedge all or a portion of its portfolio through transactions in derivatives, including options, Futures Contracts, Options on

      Futures Contracts, Forward Contracts, swaps and other types of derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant portion of the Series' portfolio. In the case of derivative instruments based on an index, the portfolio will not duplicate the components of the index, and in the case of derivative instruments on fixed income securities, the portfolio securities which are being hedged may not be the same type of obligation underlying such derivatives. The use of derivatives for "cross hedging" purposes (such as a transaction in a Forward Contract on one currency to hedge exposure to a different currency) may involve greater correlation risks. Consequently, the Series bears the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation.

      If the Series purchases a put option on an index and the index decreases less than the value of the hedged securities, the Series would experience a loss which is not completely offset by the put option. It is also possible that there may be a negative correlation between the index or obligation underlying an option or Futures Contract in which the Series has a position and the portfolio securities the Series is attempting to hedge, which could result in a loss on both the portfolio and the hedging instrument. It should be noted that stock index futures contracts or options based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or futures based on a broad market index. This is due to the fact that a narrower index is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities. Nevertheless, where the Series enters into transactions in options or futures on narrowly-based indices for hedging purposes, movements in the value of the index should, if the hedge is successful, correlate closely with the portion of the Series' portfolio or the intended acquisitions being hedged.

      The trading of derivatives for hedging purposes entails the additional risk of imperfect correlation between movements in the price of the derivative and the price of the underlying index or obligation. The anticipated spread between the prices may be distorted due to the differences in the nature of the markets such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the derivatives markets. In this regard, trading by speculators in derivatives has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of such instruments.

      The trading of Options on Futures Contracts also entails the risk that changes in the value of the underlying Futures Contracts will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the Futures Contract or expiration date of the option approaches.

      Further, with respect to options on securities, options on stock indices, options on currencies and Options on Futures Contracts, the Series is subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by the Series in connection with such transactions.

      In writing a covered call option on a security, index or futures contract, the Series also incurs the risk that changes in the value of the instruments used to cover the position will not correlate closely with changes in the value of the option or underlying index or instrument. For example, where the Series covers a call option written on a stock index through segregation of securities, such securities may not match the composition of the index, and the Series may not be fully covered. As a result, the Series could be subject to risk of loss in the event of adverse market movements.

      The writing of options on securities, options on stock indices or Options on Futures Contracts constitutes only a partial hedge against fluctuations in the value of the Series' portfolio. When the Series writes an option, it will receive premium income in return for the holder's purchase of the right to acquire or dispose of the underlying obligation. In the event that the price of such obligation does not rise sufficiently above the exercise price of the option, in the case of a call, or fall below the exercise price, in the case of a put, the option will not be exercised and the Series will retain the amount of the premium, less related transaction costs, which will constitute a partial hedge against any decline that may have occurred in the Series' portfolio holdings or any increase in the cost of the instruments to be acquired.

      Where the price of the underlying obligation moves sufficiently in favor of the holder to warrant exercise of the option, however, and the option is exercised, the Series will incur a loss which may only be partially offset by the amount of the premium it received. Moreover, by writing an option, the Series may be required to forego the benefits which might otherwise have been obtained from an increase in the value of portfolio securities or other assets or a decline in the value of securities or assets to be acquired. In the event of the occurrence of any of the foregoing adverse market events, the Series' overall return may be lower than if it had not engaged in the hedging transactions. Furthermore, the cost of using these techniques may make it economically infeasible for the Series to engage in such transactions.

      RISKS OF NON-HEDGING TRANSACTIONS: The Series may enter transactions in derivatives for non-hedging purposes as well as hedging purposes. Non-hedging transactions in such instru- ments involve greater risks and may result in losses which may not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. The Series will only write covered options, such that liquid and unencumbered assets necessary to satisfy an option exercise will be identified, unless the option is covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations. Nevertheless, the method of covering an option employed by the Series may not fully protect it against risk of loss and, in any event, the Series could suffer losses on the option position which might not be offset by corresponding portfolio gains. The Series may also enter into futures, Forward Contracts or swaps for non-hedging purposes. For example, the Series may enter into such a transaction as an alternative to purchasing or selling the underlying instrument or to obtain desired exposure to an index or market. In such instances, the Series will be exposed to the same economic risks incurred in purchasing or selling the underlying instrument or instruments. However, transactions in futures, Forward Contracts or swaps may be leveraged, which could expose the Series to greater risk of loss than such purchases or sales. Entering into transactions in derivatives for other than hedging purposes, therefore, could expose the Series to significant risk of loss if the prices, rates or values of the underlying instruments or indices do not move in the direction or to the extent anticipated.

      With respect to the writing of straddles on securities, the Series incurs the risk that the price of the underlying security will not remain stable, that one of the options written will be exercised and that the resulting loss will not be offset by the amount of the premiums received. Such transactions, therefore, create an opportunity for increased return by providing the Series with two simultaneous premiums on the same security, but involve additional risk, since the Series may have an option exercised against it regardless of whether the price of the security increases or decreases.

      RISK OF A POTENTIAL LACK OF A LIQUID SECONDARY MARKET: Prior to exercise or expiration, a futures or option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. While the Series will enter into options or futures positions only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular contract at any specific time. In that event, it may not be possible to close out a position held by the Series, and the Series could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. Under such circumstances, if the Series has insufficient cash available to meet margin requirements, it will be necessary to liquidate portfolio securities or other assets at a time when it is disadvantageous to do so. The inability to close out options and futures positions, therefore, could have an adverse impact on the Series' ability effectively to hedge its portfolio, and could result in trading losses.

      The liquidity of a secondary market in a Futures Contract or option thereon may be adversely affected by "daily price fluctuation limits," established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures or option positions and requiring traders to make additional margin deposits. Prices have in the past moved to the daily limit on a number of consecutive trading days.

      The trading of Futures Contracts and options is also subject to the risk of trading halts, suspensions, exchange or clearinghouse equipment failures, government intervention, insolvency of a brokerage firm or clearinghouse or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

      MARGIN: Because of low initial margin deposits made upon the establishment of a Futures, Forward or swap position (certain of which may require no initial margin deposits) and the writing of an option, such transactions involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses. Where the Series enters into such transactions for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities or other assets held by the Series or decreases in the prices of securities or other assets the Series intends to acquire. Where the Series enters into such transactions for other than hedging purposes, the leverage entailed in the relatively low margin requirements associated with such transactions could expose the Series to greater risk.

      POTENTIAL BANKRUPTCY OF A CLEARINGHOUSE OR BROKER: When the Series enters into transactions in exchange-traded futures or options, it is exposed to the risk of the potential bankruptcy of the relevant exchange clearinghouse or the broker through which the Series has effected the transaction. In that event, the Series might not be able to recover amounts deposited as margin, or amounts owed to the Series in connection with its transactions, for an indefinite period of time, and could sustain losses of a portion or all of such amounts, Moreover, the performance guarantee of an exchange clearinghouse generally extends only to its members and the Series could sustain losses, notwithstanding such guarantee, in the event of the bankruptcy of its broker.

      POSITION LIMITS: The CFTC and the various contract markets have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in a particular futures or option contract. These limitations govern the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). Further, the CFTC and the various contract markets have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in a

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      particular futures or option contract. Further, an exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Adviser does not believe that these position limits will have any adverse impact on the strategies for hedging the portfolios of the Series.

      RISKS OF OPTIONS ON FUTURES CONTRACTS: The amount of risk the Series assumes when it purchases an Option on a Futures Contract is the premium paid for the option, plus related transaction costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying Futures Contract, subject to the risks of the availability of a liquid offset market described herein. The writer of an Option on a Futures Contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying security, index, currency or Futures Contract.

      RISKS OF TRANSACTIONS IN FOREIGN CURRENCIES AND OVER-THE-COUNTER DERIVATIVES AND OTHER TRANSACTIONS NOT CONDUCTED ON U.S. EXCHANGES:
      Transactions in Forward Contracts on foreign currencies, as well as futures and options on foreign currencies and transactions executed on foreign exchanges, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by the Series. Further, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

      Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading systems will be based may not be as complete as the comparable data on which the Series makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, 24-hour market, events could occur in that market which will not be reflected in the forward, futures or options market until the following day, thereby making it more difficult for the Series to respond to such events in a timely manner.

      Settlements of exercises of over-the-counter Forward Contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships, fees, taxes or other charges.

      Unlike transactions entered into by the Series in Futures Contracts and exchange-traded options, certain options on foreign currencies, Forward Contracts, over-the-counter options on securities, swaps and other over-the-counter derivatives are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain futures exchanges subject to CFTC regulation and on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of Forward Contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

      In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of the Series' position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Series. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and the Series could be required to retain options purchased or written, or Forward Contracts or swaps entered into, until exercise, expiration or maturity. This in turn could limit the Series' ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

      Further, over-the-counter transactions are not subject to the guarantee of an exchange clearinghouse, and the Series will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. One or more of such institutions also may decide to discontinue their role as market-makers in a particular currency or security, thereby restricting the Series' ability to enter into desired hedging transactions. The Series will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

      Options on securities, options on stock indices, Futures Contracts, Options on Futures Contracts and options on foreign currencies may be traded on exchanges located in foreign countries. Such transactions may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. As a result, many of the risks of over-the-counter trading may be present in connection with such transactions.

      Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (the "OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Series to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

      The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

      POLICIES ON THE USE OF FUTURES AND OPTIONS ON FUTURES CONTRACTS:
      Pursuant to a claim of exemption filed with the CFTC on behalf of the Series, the Series is not deemed to be a "commodity pool" or "commodity pool operator" under the Commodity Exchange Act and is not subject to registration or regulation as such under the Commodity Exchange Act.

APPENDIX E

                           DESCRIPTION OF BOND RATINGS

      The ratings of Moody's, Standard & Poor's, Fitch and Duff & Phelp's represent their opinions as to the quality of various debt instruments. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

                         MOODY'S INVESTORS SERVICE, INC.


      Aaa: Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa: Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

      A: Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

      Baa: Bonds and preferred stock which are rated Baa are considered as medium-grade obligations, (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba: Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B: Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Caa: Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Ca: Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      C: Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


                       STANDARD & POOR'S RATINGS SERVICES

      AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

      AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

      A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

      BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

      BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

      B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

      CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

      CC: An obligation rated CC is currently highly vulnerable to nonpayment.

      C: Subordinated debt or preferred stock obligation rated C is currently highly vulnerable to non-payment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued. A 'C' rating will also be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

      D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

      PLUS (+) OR MINUS (-) The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

      R: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk -- such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

      N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

                            FITCH IBCA, DUFF & PHELPS

      AAA: Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

      AA: Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

      A: High credit quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

      BBB: Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

      SPECULATIVE GRADE

      BB: Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

      B: Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

      CCC, CC, C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

      DDD, DD, D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. DDD obligations have the highest potential for recovery around 90% -- 100% of outstanding amounts and accrued interest. For U.S. corporates, for example, DD indicates expected recoveries of 50% -- 90%, and D the lowest recovery potential, i.e. below 50%.

                                      NOTES

      "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' long-term rating category, or to categorize below 'CCC'.

      'NR': indicates that Fitch does not rate the issuer or issue in question.

      'WITHDRAWN': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

APPENDIX F [TO BE UPDATED]


      DISTRIBUTION PLAN PAYMENTS TO INSURANCE COMPANIES


                                                                    AMOUNT PAID BY
                                                                  SERIES FOR SERVICE
                                                                     CLASS SHARES
      Bond Series                                                   $     3,292
      Capital Opportunities Series                                       22,847
      Emerging Growth Series                                             53,768
      Global Equity Series                                                   --
      High Income Series                                                 71,982
      Investors Growth Stock Series                                     390,540
      Investors Trust Series                                            151,005
      Mid Cap Growth                                                     63,395
      Money Market Series                                                   N/A
      New Discovery Series                                              623,340
      Research Series                                                    13,511
      Strategic Income Series                                            16,355
      Total Return Series                                               685,719
      Utilities Series                                                  163,500
      Value Series                                                       22,481

APPENDIX G

             MFS FUNDS GENERAL DESCRIPTION OF PROXY VOTING POLICIES

      The Board of Trustees and the Board of Managers of the investment companies (the "MFS Funds") advised by MFS Investment Management ("MFS") have delegated to MFS the right and obligation to vote proxies for shares that are owned by the MFS Funds, in accordance with MFS' proxy voting policies and procedures (the "MFS Proxy Policies"). The Trustees and the Managers remain ultimately responsible for overseeing the voting of proxies on behalf of the MFS Funds.

      The MFS Proxy Policies have been designed to ensure that proxies are voted in what MFS believes to be the best long-term economic interests of the MFS Funds. MFS shall carry out its duties under the MFS Proxy Policies in a manner consistent with MFS' fiduciary obligations to the MFS Funds. The MFS Proxy Policies have been designed to address any potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of the MFS Funds. MFS shall be mindful of any and all potential material conflicts of interest that could arise in the voting of these proxies, shall identify, analyze, document and report on any such potential conflicts, and shall ultimately vote these proxies in what MFS believes to be in the best long-term economic interests of the MFS Funds.

      MFS has carefully reviewed matters that in recent years have been presented for shareholder vote, by either management or shareholders of public companies. Based on the guiding principle that all votes made by MFS on behalf of the MFS Funds must be in what MFS believes to be in the best long-term economic interests of the MFS Funds, MFS has adopted detailed proxy voting guidelines (the "Guidelines") that govern how MFS generally plans to vote on specific matters presented for shareholder vote.

      MFS reserves the right to override the Guidelines with respect to a particular shareholder vote when such an override is, in MFS' best judgment, consistent with the guiding principle of voting proxies in the best long-term economic interests of the MFS Funds. In addition, there may be situations involving matters presented for shareholder vote that are not clearly governed by the Guidelines, such as proposed mergers and acquisitions. The MFS Proxy Policies set forth specific procedures that are designed to ensure that voting decisions in these situations are made in what MFS believes to be in the best long-term economic interests of the MFS Funds, and not in the interests of any other party or in MFS' corporate interests, such as the distribution of MFS Fund shares, administration of 401(k) plans, and institutional relationships.

      Periodically, MFS will report the results of its voting to the Board of Trustees and Board of Managers of the MFS Funds. These reports will include: (i) a listing of how votes were cast; (ii) a review of situations where MFS did not vote in accordance with the Guidelines and the rationale therefor; (iii) a review of the procedures used by MFS to identify material conflicts of interest; and (iv) a review of the MFS Proxy Policies and the Guidelines and, as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees and Managers of the MFS Funds will consider possible modifications to the MFS Proxy Policies to the extent necessary or advisable.

          MFS' policies include:

          A.  Voting Guidelines;

          B.  Administrative Procedures; and

          C.  Records Retention and Reports.

      A. VOTING GUIDELINES
      The Guidelines have been established by MFS for recurring issues that appear on proxies. The Guidelines are simply that - guidelines. Each proxy item is considered on a case-by-case basis, in light of all relevant facts and circumstances, and there may be instances in which MFS may vote proxies in a manner different from the Guidelines. The following is a summary of the significant Guidelines.

      NON-SALARY COMPENSATION PROGRAMS
      MFS votes against option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give "free rides" on the stock price, or that permit grants of restricted stock at deep discounts to fair market value. MFS generally votes against stock option plans which involve stock appreciation rights or the use of unexercised options to "buy" stock.

      MFS opposes plans that provide unduly generous compensation for officers, directors or employees, or could result in excessive dilution to other shareholders. As a general guideline, MFS votes against stock option plans if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. Stock option plans that include options for consultants and other third parties not involved in the management of the company generally are opposed by MFS.

      "GOLDEN PARACHUTES"
      From time to time, shareholders of companies have submitted proxy proposals that would require shareholder approval of any severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain percentage of such officer's annual compensation.

      ANTI-TAKEOVER MEASURES
      In general, MFS votes against any measure that inhibits capital appreciation in a stock, including a possible takeover and any proposal that protects management from action by shareholders. These types of proposals take many forms, ranging from "poison pills" and "shark repellents" to board classification and super-majority requirements.

      REINCORPORATION AND REORGANIZATION PROPOSALS
      When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. While MFS generally votes in favor of management proposals that it believes are in the best long-term economic interests of its clients, MFS may oppose such a measure if, for example, the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers.

      DILUTION
      There are many reasons for issuance of stock and most are legitimate. As noted above under "Non-Salary Compensation Programs", when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity, MFS generally votes against the plan. In addition, MFS votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a "blank check") because the unexplained authorization could work as a potential anti-takeover device.

      CONFIDENTIAL VOTING
      MFS votes in favor of proposals to ensure that shareholder voting results are kept confidential. For example, MFS supports proposals that would prevent management from having access to shareholder voting information that is compiled by an independent proxy tabulation firm.

      INDEPENDENCE OF BOARDS OF DIRECTORS AND COMMITTEES THEREOF
      While MFS acknowledges the potential benefits of a company's inclusion of directors who are "independent" from management, MFS generally opposes shareholder proposals that would require that a majority (or a "super-majority") of a company's board be comprised of "independent" directors. Such proposals could inappropriately reduce a company's ability to engage in certain types of transactions, could result in the exclusion of talented directors who are not deemed "independent", or could result in the unnecessary addition of additional "independent" directors to a company's board. However, in view of the special role and responsibilities of various committees of a board of directors, MFS supports proposals that would require that the Audit, Nominating and Compensation Committees be comprised entirely of directors who are deemed "independent" of the company.

      BEST PRACTICES STANDARDS
      Best practices standards have rapidly evolved in the corporate governance areas as a result of recent corporate failures, the Sarbanes-Oxley Act of 2002 and revised listing standards on major stock exchanges. MFS generally supports these changes. However, many issues are not publicly registered, are not subject to these enhanced listing standards or are not operating in an environment that is comparable to that in the United States. In reviewing proxy proposals under these circumstances, MFS votes for proposals that enhance standards of corporate governance so long as it believes that within the circumstances of the environment within which the issuers operate - the proposal is consistent with the best long-term economic interests of the MFS Funds.

      FOREIGN ISSUERS -- SHARE BLOCKING
      In accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Due to these restrictions, MFS must balance the benefits to the MFS Funds of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with potentially long block periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS generally will not vote those proxies in the absence of an unusual, significant vote. Conversely, for companies domiciled in countries with very short block periods, MFS generally will continue to cast votes in accordance with the MFS Proxy Policies.

      SOCIAL ISSUES
      There are many groups advocating social change, and many have chosen the publicly-held corporation as a vehicle for their agenda. Common among these are resolutions requiring the corporation to refrain from investing or conducting business in certain countries, to adhere to some list of goals or principles (e.g., environmental standards) or to report on various activities. MFS votes against such proposals unless their shareholder-oriented benefits will outweigh any costs or disruptions to the business, including those that use corporate resources to further a particular social objective outside the business of the company or when no discernible shareholder economic advantage is evident.

      The laws of various states may regulate how the interests of certain clients subject to those laws are voted.

B. ADMINISTRATIVE PROCEDURES
      1.  MFS PROXY REVIEW GROUP
          The administration of the MFS Proxy Policies is overseen by the MFS Proxy Review Group, which includes senior MFS Legal Department officers and MFS' Proxy Consultant. The MFS Proxy Review Group:

          a. Reviews the MFS Proxy Policies and the Guidelines at least annually and recommends any amendments considered to be necessary or advisable;

          b. Determines whether any material conflicts of interest exist with respect to instances in which (i) MFS seeks to override the Guidelines and (ii) votes not clearly governed by the Guidelines; and

          c. Considers special proxy issues as they may arise from time to time.

      2.  POTENTIAL CONFLICTS OF INTEREST
          The MFS Proxy Review Group is responsible for monitoring potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of the MFS Funds. Any attempt to influence MFS' voting on a particular proxy matter should be reported to the MFS Proxy Review Group. The MFS Proxy Consultant will assist the MFS Proxy Review Group in carrying out these responsibilities.

          In cases where proxies are voted in accordance with the MFS Proxy Policies and the Guidelines, no conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding such Policies and Guidelines, or (ii) matters presented for vote are not clearly governed by such Policies and Guidelines, the MFS Proxy Review Group and the MFS Proxy Consultant will follow these procedures:

          a. Compare the name of the issuer of such proxy against a list of significant current and potential (i) distributors of MFS Fund shares, (ii) retirement plans administered by MFS, and (iii) MFS institutional clients (the "MFS Significant Client List");

          b. If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Review Group;

          c. If the name of the issuer appears on the MFS Significant Client List, then the MFS Proxy Review Group will carefully evaluate the proposed votes in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests; and

          d. For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Review Group will document: the name of the issuer, the issuer's relationship to MFS, the analysis of the matters submitted for proxy vote, and the basis for the determination that the votes ultimately were cast in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests.

      3.  GATHERING PROXIES

          MFS, on behalf of itself and the MFS Funds, has entered into an agreement with an independent proxy administration firm (the "Proxy Administrator") pursuant to which the Proxy Administrator performs various proxy vote processing and recordkeeping functions for the MFS Funds. The Proxy Administrator does not make recommendations to MFS as to how to vote any particular item. The Proxy Administrator receives proxy statements and proxy cards directly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund portfolio holdings, which are input into the Proxy Administrator's system by an MFS holdings datafeed.

      4.  ANALYZING PROXIES

          After input into the Proxy Administrator system, proxies which are deemed to be completely routine (e.g., those involving only uncontested elections of directors, appointments of auditors, and/or employee stock purchase plans)1 are automatically voted in accordance with the Guidelines by the Proxy Administrator without being sent to either the MFS Proxy Consultant or the MFS Proxy Review Group for further review. Proxies that pertain only to merger and acquisition proposals are forwarded initially to an appropriate MFS portfolio manager or research analyst for his or her recommendation. All proxies that are reviewed by either the MFS Proxy Consultant or a portfolio manager or analyst are then forwarded with the corresponding recommendation to the MFS Proxy Review Group.

          Recommendations with respect to voting on non-routine issues are generally made by the MFS Proxy Consultant in accordance with the Guidelines and all other relevant materials. His or her recommendation as to how each proxy proposal should be voted is indicated on copies of proxy cards, including his or her rationale on significant items. These cards are then forwarded to the MFS Proxy Review Group.

          As noted above, MFS reserves the right to override the Guidelines when such an override is, in MFS' best judgment, consistent with the guiding principle of voting proxies in the best long-term economic interests of the MFS Funds. Any such override of the Guidelines shall be examined, explained and reported in accordance with the procedures set forth in the MFS Proxy Policies.

      5.  VOTING PROXIES
          After the proxy card copies are reviewed, they are voted electronically through the Proxy Administrator's system. In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Consultant and the MFS Proxy Review Group, and makes available on-line various other types of information so that the MFS Proxy Review Group and the MFS Proxy Consultant may monitor the votes cast by the Proxy Administrator on behalf of the MFS Funds.

      6.  MONITORING SYSTEM
          It is the responsibility of the Proxy Administrator and MFS' Proxy Consultant to monitor the proxy voting process. As noted above, when proxy materials for the MFS Funds are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator's system. Additionally, through an interface with the portfolio holdings database of the MFS Funds, the Proxy Administrator matches a list of all MFS Funds which hold shares of a company's stock and the number of shares held on the record date with the Proxy Administrator's listing of any upcoming shareholder's meeting of that company.

C. RECORDS RETENTION AND REPORTS
      MFS will retain copies of the MFS Proxy Policies in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees and Board of Managers of the MFS Funds for a period of six years. Proxy solicitation materials, including electronic versions of the proxy cards completed by the MFS Proxy Consultant and the MFS Proxy Review Group, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Consultant and the MFS Proxy Review Group. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator's system as to proxies processed, the dates when proxies were received and returned, and the votes on each company's proxy issues, are retained for six years. As noted above in the introductory paragraphs, periodically MFS will report the results of its voting to the Board of Trustees and Board of Managers of the MFS Funds.

----------
(1) Proxies for foreign companies often contain significantly more voting items than those of U.S. companies. Many of these items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, there is an expanded list of items that are deemed routine (and therefore automatically voted in favor for foreign issuers, including the following: (i) receiving financial statements or other reports from the board;
(ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) the discharge of management and supervisory boards; and (v) approval of share repurchase programs.

                         MFS(R) VARIABLE INSURANCE TRUST
                          MFS(R) EMERGING GROWTH SERIES
                       MFS(R) CAPITAL OPPORTUNITIES SERIES
                             MFS(R) RESEARCH SERIES
                          MFS(R) INVESTORS TRUST SERIES
                           MFS(R) TOTAL RETURN SERIES
                             MFS(R) UTILITIES SERIES
                            MFS(R) HIGH INCOME SERIES
                         MFS(R) STRATEGIC INCOME SERIES
                               MFS(R) BOND SERIES
                           MFS(R) MONEY MARKET SERIES
                           MFS(R) NEW DISCOVERY SERIES
                      MFS(R) INVESTORS GROWTH STOCK SERIES
                           MFS(R) GLOBAL EQUITY SERIES
                          MFS(R) MID CAP GROWTH SERIES
                               MFS(R) VALUE SERIES

                                     PART C

ITEM 23.  EXHIBITS


                   1 Amended and Restated Declaration of Trust, dated August 12, 2003; filed herewith.

                   2 Amended and Restated By-Laws, dated January 1, 2002 as revised January 15, 2004. (14)


                   3       Not Applicable.

                   4 Investment Advisory Agreement for the Trust, dated January 2, 2002. (11)

                   5  (a)  Master Distribution Agreement between Registrant
                           and Massachusetts Investors Services, Inc., dated April 14, 1 994. (2)

                      (b) Dealer Agreement between MFS Fund Distributors, Inc. and a dealer, and the Mutual Fund Agreement between MFS Fund Distributors, Inc. and a bank, effective April 6, 2001. (4)

                   6       Not Applicable.

                   7  (a)  Master Custodian Agreement between Registrant and
                           State Street Bank & Trust Company, dated July 2, 2001. (5)

                      (b) Global Custodian Contract between Registrant and Chase Manhattan Bank dated July 2, 2001. (5)

                      (c) Exhibit A, revised July 16, 2003, to the Master Custodian Agreement and the Global Custody Agreement.
                           (8)

                      (d) Amendment No. 2, dated May 2, 2003, to the Master Custodian Agreement with State Street Bank and Trust Company. (8)


                   8  (a)  Shareholder Servicing Agent Agreement between
                           Registrant and MFS Service Center, dated April 14, 1994. (2)


                      (b) Exhibit A, as revised January 1, 1995, to the Shareholder Servicing Agent Agreement between Registrant and MFS Service Center. (3)


                      (c) Dividend Disbursing Agency Agreement between Registrant and State Street Bank and Trust, dated April 14, 1994. (2)

                      (d) Master Administrative Services Agreement, dated March 1, 1997, as amended and restated April 1, 1999. (1)


                      (e) Exhibit A, as revised September 18, 2002, to the Amended and Restated Master Administration Services Agreement. (13)


                   9  (a)  Opinion and Consent of Counsel, dated October 11,
                           2001. (10)


                      (b) Legal Opinion Consent, dated February 23, 2004; filed herewith.


                  10       Consent of Deloitte & Touche, LLP; filed herewith.

                  11       Not Applicable.

                  12       Investment Representation Letter. (2)


                  13 Master Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, effective January 1, 1997, Amended and Restated April 1, 2004. (16)


                  14       Not Applicable.


                  15 Plan Pursuant to Rule 18f-3 effective April 26, 2000 as amended and restated August 15, 2003. (9)

                  16 Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act of 1940. (6)

                  Power of Attorney, dated January 1, 2002. (11)


                  Power of Attorney, dated August 1, 2002. (13)
                  Power of Attorney, dated January 27, 2004. (15)
                  Power of Attorney, dated February 12, 2004. (16)
                  Power of Attorney, dated February 24, 2004 (Manning). (16) Power of Attorney, dated February 24, 2004 (Pozen). (16)


----------
(1) Incorporated by reference to MFS Series Trust III (File Nos. 2-60491 and 811-2794) Post-Effective Amendment No. 28 filed with the SEC via EDGAR on March 31, 1999.
(2) Incorporated by reference to Registrant's Post-Effective Amendment No. 4 filed with the SEC via EDGAR on October 26, 1995.

(3) Incorporated by reference to Registrant's Post-Effective Amendment No. 18 filed with the SEC via EDGAR on April 30, 2003.

(4) Incorporated by reference to MFS Growth Opportunities Fund (File Nos. 2-36431 and 811-2032) Post-Effective Amendment No. 41 filed with the SEC via EDGAR on April 30, 2001.
(5) Incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492) Post-Effective Amendment No. 34 filed with the SEC via EDGAR on July 30, 2001.
(6) Incorporated by reference to MFS Series Trust IX (File Nos. 2-50409 and 811-2464) Post-Effective Amendment No. 40 filed with the SEC via EDGAR on August 28, 2000.
(7) Incorporated by reference to Registrant's Post-Effective Amendment No. 15 filed with the SEC via EDGAR on February 23, 2001.

(8) Incorporated by reference to MFS Series Trust I (File Nos. 33-7638 and 811-4777) Post-Effective Amendment No. 42 filed with the SEC via EDGAR on October 30, 2003.
(9) Incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492) Post-Effective Amendment No. 46 filed with the SEC via EDGAR on September 26, 2003.

(10) Incorporated by reference to Registrant's Post-Effective Amendment No. 16 filed with the SEC via EDGAR on October 12, 2001.
(11) Incorporated by reference to Registrant's Post-Effective Amendment No. 17 filed with the SEC via EDGAR on April 25, 2002.

(12) Incorporated by reference to MFS Series Trust IX (File Nos. 2-50409 and 811-2464) Post-Effective Amendment No. 44 filed with the SEC via EDGAR on August 1, 2002.
(13) Incorporated by reference to MFS Series Trust VI (File Nos. 33-34502 and 811-6102) Post-Effective Amendment No. 18 filed with the SEC via EDGAR on December 23, 2002.
(14) Incorporated by reference to MFS Series Trust V (File Nos. 2-38613 and 811-2031) Post-Effective Amendment No. 56 filed with the SEC via EDGAR on January 28, 2004.
(15) Incorporated by reference to MFS Series Trust XI (File Nos. 33-68310 and 811-7992) Post-Effective Amendment No. 21 filed with the SEC via EDGAR on January 28, 2004.
(16) Incorporated by reference to MFS Series Trust VIII (File Nos. 33-37972 and 811-5262) Post-Effective Amendment No. 23 filed with the SEC via EDGAR on February 27, 2004.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

         Not applicable.

ITEM 25. INDEMNIFICATION

         Reference is hereby made to (a) Section 5.3 of the Registrant's Declaration of Trust; and (b) Section 9 of the Shareholder Servicing Agent Agreement between the Registrant and MFS Service Center, Inc.

         The Trustees and officers of the Registrant and the personnel of the Registrant's investment adviser and distributor will be insured as of the effective date of this Registration Statement under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940, as amended.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER


         MFS serves as investment adviser to the following open-end Funds comprising the MFS Family of Funds (except the Vertex Funds mentioned below):
MASSACHUSETTS INVESTORS TRUST; MASSACHUSETTS INVESTORS GROWTH STOCK FUND; MFS GROWTH OPPORTUNITIES FUND; MFS GOVERNMENT SECURITIES FUND; MFS GOVERNMENT LIMITED MATURITY FUND; MFS SERIES TRUST I (which has 10 series: MFS Managed Sectors Fund, MFS Cash Reserve Fund, Strategic Growth Fund, MFS Research Growth and Income Fund, MFS Core Growth Fund, MFS Value Fund, MFS New Discovery Fund, MFS Technology Fund, MFS Research International Fund and MFS Japan Equity Fund); MFS SERIES TRUST II (which has two series: MFS Emerging Growth Fund and MFS Large Cap Growth Fund); MFS SERIES TRUST III (which has three series: MFS High Income Fund, MFS Municipal High Income Fund and MFS High Yield Opportunities
Fund); MFS SERIES TRUST IV (which has four series: MFS Money Market Fund, MFS Government Money Market Fund, MFS Municipal Bond Fund and MFS Mid Cap Growth
Fund); MFS SERIES TRUST V (which has five series: MFS Total Return Fund, MFS Research Fund, MFS International New Discovery Fund, MFS International Strategic Growth Fund and MFS International Strategic Value Fund); MFS SERIES TRUST VI (which has three series: MFS Global Total Return Fund, MFS Utilities Fund and MFS Global Equity Fund); MFS SERIES TRUST VII (which has one series: MFS Capital Opportunities Fund); MFS SERIES TRUST VIII (which has three series: MFS Strategic Income Fund, MFS Global Growth Fund and MFS Tax Managed Equity Fund); MFS SERIES TRUST IX (which has eight series: MFS Bond Fund, MFS Limited Maturity Fund, MFS Municipal Limited Maturity Fund, MFS Research Bond Fund, MFS Research Bond Fund J, MFS Intermediate Investment Grade Bond Fund, MFS Emerging Opportunities Fund and MFS Inflation-Adjusted Bond Fund; MFS SERIES TRUST X (which has 16 series: MFS Government Mortgage Fund, MFS Emerging Markets Equity Fund, MFS International Growth Fund, MFS International Value Fund,

MFS Strategic Value Fund, MFS Emerging Markets Debt Fund, MFS European Equity Fund, MFS New Endeavor Fund, MFS Fundamental Growth Fund, MFS Gemini U.K. Fund, MFS Global Value Fund, MFS International Core Equity Fund, MFS Conservative Allocation Fund, MFS Moderate Allocation Fund, MFS Growth Allocation Fund and MFS Aggressive Growth Allocation Fund); MFS SERIES TRUST XI (which has two series: MFS Union Standard Equity Fund and MFS Mid Cap Value Fund); and MFS MUNICIPAL SERIES TRUST (which has 16 series: MFS Alabama Municipal Bond Fund, MFS Arkansas Municipal Bond Fund, MFS California Municipal Bond Fund, MFS Florida Municipal Bond Fund, MFS Georgia Municipal Bond Fund, MFS Maryland Municipal Bond Fund, MFS Massachusetts Municipal Bond Fund, MFS Mississippi Municipal Bond Fund, MFS New York Municipal Bond Fund, MFS North Carolina Municipal Bond Fund, MFS Pennsylvania Municipal Bond Fund, MFS South Carolina Municipal Bond Fund, MFS Tennessee Municipal Bond Fund, MFS Virginia Municipal Bond Fund, MFS West Virginia Municipal Bond Fund and MFS Municipal Income Fund (the "MFS Funds"). The principal business address of each of the MFS Funds is 500 Boylston Street, Boston, Massachusetts, 02116.

         MFS also serves as investment adviser of the following open-end Funds:
MFS Institutional Trust ("MFSIT") (which has 9 series) and MFS Variable Insurance Trust ("MVI") (which has 15 series). The principal business address of each of the aforementioned funds is 500 Boylston Street, Boston, Massachusetts, 02116.

         In addition, MFS serves as investment adviser to the following closed-end funds: MFS Municipal Income Trust, MFS Multimarket Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Charter Income Trust and MFS Special Value Trust (the "MFS Closed-End Funds"). The principal business address of each of the MFS Closed-End Funds is 500 Boylston Street, Boston, Massachusetts, 02116.

         Lastly, MFS serves as investment adviser to MFS/Sun Life Series Trust ("MFS/SL") (which has 29 series), Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, Global Governments Variable Account, Total Return Variable Account and Managed Sectors Variable Account (collectively, the "Accounts"). The principal business address of MFS/SL is 500 Boylston Street, Boston, Massachusetts, 02116. The principal business address of each of the aforementioned Accounts is One Sun Life Executive Park, Wellesley Hills, Massachusetts, 02181.

         The Directors of MFS are Robert J. Manning, William W. Scott, Martin E. Beaulieu, , Richard D. Schmalensee, Donald A. Stewart, C. James Prieur, William
W. Stinson and James C. Baillie. Robert C. Pozen is the Chairman, Mr. Manning is Chief Executive Officer, Chief Investment Officer and President, Mr. Scott is Vice Chairman, Mr. Beaulieu is Executive Vice President and the Director of Global Distribution,

Stephen E. Cavan is a Senior Vice President, General Counsel and Secretary of MFS, Robert T. Burns is a Senior Vice President, Associate General Counsel and an Assistant Secretary of MFS, Robin A. Stelmach is a Senior Vice President and Chief Operating Officer; Michael W. Roberge is a Senior Vice President, Chief Fixed Income Officer and Director of Fixed Income Research, Robert J. Whelan is a Senior Vice President and Chief Financial Officer, Thomas B. Hastings is a Senior Vice President and Treasurer of MFS and Joseph Lynch is the Assistant Treasurer of MFS.

         MASSACHUSETTS INVESTORS TRUST
         MASSACHUSETTS INVESTORS GROWTH STOCK FUND
         MFS GROWTH OPPORTUNITIES FUND
         MFS GOVERNMENT SECURITIES FUND
         MFS GOVERNMENT LIMITED MATURITY FUND
         MFS SERIES TRUST I
         MFS SERIES TRUST II
         MFS SERIES TRUST III
         MFS SERIES TRUST IV
         MFS SERIES TRUST V
         MFS SERIES TRUST VI
         MFS SERIES TRUST VII
         MFS SERIES TRUST VIII
         MFS SERIES TRUST IX
         MFS SERIES TRUST X
         MFS SERIES TRUST XI
         MFS MUNICIPAL SERIES TRUST
         MFS VARIABLE INSURANCE TRUST
         MFS INSTITUTIONAL TRUST
         MFS MUNICIPAL INCOME TRUST
         MFS MULTIMARKET INCOME TRUST
         MFS GOVERNMENT MARKETS INCOME TRUST
         MFS INTERMEDIATE INCOME TRUST
         MFS CHARTER INCOME TRUST
         MFS SPECIAL VALUE TRUST

         J. Atwood Ives and Ward Smith are Co-Chairmen, Robert J. Manning is President, Stephen E. Cavan is the Secretary and Clerk, Richard M. Hisey, a Senior Vice President of MFS, is Treasurer, James O. Yost, Ellen M. Moynihan, Stephanie A. DeSisto and Robert R. Flaherty, Vice Presidents of MFS, are the Assistant Treasurers, James R. Bordewick, Jr., Senior Vice President and Associate General Counsel of MFS, is the Assistant Secretary and Assistant Clerk.

         MFS/SUN LIFE SERIES TRUST

         J. Kermit Birchfield is Chairman, Robert J. Manning is President, Stephen E. Cavan is the Secretary and Clerk, Richard M. Hisey is the Treasurer, James O. Yost, Ellen M. Moynihan, Stephanie A. DeSisto and Robert R. Flaherty are the Assistant Treasurers, James R. Bordewick, Jr., is the Assistant Secretary and Assistant Clerk.

         MONEY MARKET VARIABLE ACCOUNT
         HIGH YIELD VARIABLE ACCOUNT
         CAPITAL APPRECIATION VARIABLE ACCOUNT
         GOVERNMENT SECURITIES VARIABLE ACCOUNT
         TOTAL RETURN VARIABLE ACCOUNT
         GLOBAL GOVERNMENTS VARIABLE ACCOUNT
         MANAGED SECTORS VARIABLE ACCOUNT

         J. Kermit Birchfield is Chairman, Robert J. Manning is President and a Director, Stephen E. Cavan is the Secretary, Richard M. Hisey is Treasurer, Jim Yost, Ellen M. Moynihan, Stephanie A. DeSisto and Robert R. Flaherty are the Assistant Treasurers and James R. Bordewick, Jr., is the Assistant Secretary.

         MIL FUNDS
         MFS MERIDIAN FUNDS

         Jeffrey L. Shames is Chairman, Robert J. Manning is President and a Director, J. Kermit Birchfield is a Director, Stephen E. Cavan is the Secretary, Richard M. Hisey is Treasurer, James O. Yost, Ellen M. Moynihan, Stephanie A. DeSisto and Robert R. Flaherty are the Assistant Treasurers, and James R. Bordewick, Jr. is the Assistant Secretary.

         VERTEX INVESTMENT MANAGEMENT, INC., a Delaware corporation and a wholly owned subsidiary of MFS, whose principal business address is 500 Boylston Street, Boston, Massachusetts 02116 ("Vertex"), serves as investment adviser to Vertex Contrarian Fund and Vertex International Fund, each a terminated series of MFS Series Trust XI. The principal business address of the aforementioned Funds is 500 Boylston Street, Boston, Massachusetts, 02116.

         Robert J. Manning is Director and President, John D. Laupheimer is a Senior Vice President, Robert J. Whelan is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Stephen E. Cavan is the Secretary and Robert T. Burns is the Assistant Secretary.

         MFS INTERNATIONAL LTD. ("MIL BERMUDA"), a limited liability company organized under the laws of Bermuda and a subsidiary of MFS, whose principal business address is Canon's Court, 22 Victoria Street, Hamilton HM 12 Bermuda, serves as investment adviser to and distributor for MFS American Funds, known as the MFS Funds, SICAV after January 1999 (which has 14 portfolios): Emerging Markets Debt Fund, European Bond Fund, European Equity Fund, European Growth Fund, European High Yield Bond Fund, European Smaller Companies Fund, European Value Fund, Global Equity Fund, U.S. Dollar Reserve Fund, U.S. Emerging Growth Fund, U.S. High Yield Bond Fund, U.S. Research Fund, U.S. Strategic Growth Fund and Value Fund (the "MIL Funds"). The MIL Funds are organized in Luxembourg and qualify as an undertaking for collective investments in transferable securities (UCITS). The principal business address of the MIL Funds is 47, Boulevard Royal, L-2449 Luxembourg. MIL also serves as investment adviser to and distributor for MFS Meridian Asian Dynasty Fund, MFS Meridian Emerging Markets Debt Fund, MFS Meridian European Equity Fund, MFS Meridian Global Balanced Fund, MFS Meridian Global Equity Fund, MFS Meridian Global Growth Fund, MFS Meridian Limited Maturity Fund, MFS Meridian Money Market Fund, MFS Meridian Research Bond Fund, MFS Meridian Research International Fund, MFS Meridian Strategic Growth Fund, MFS Meridian Strategic Income Fund, MFS Meridian Technology Fund, MFS Meridian U.S. Emerging Growth Fund, MFS Meridian U.S. Equity Fund, MFS Meridian U.S. Government Bond Fund, MFS Meridian U.S. High Yield Fund, MFS Meridian U.S. Research Fund and MFS Meridian Value Fund (collectively the "MFS Meridian Funds"). Each of the MFS Meridian Funds is organized as an exempt company under the laws of the Cayman Islands. The principal business address of each of the MFS Meridian Funds is P.O. Box 309, Grand Cayman, Cayman Islands, British West Indies.

         Robert J. Manning is a Director, Peter Laird is a Director and President, Stephen E. Cavan is a Director, Senior Vice President and Secretary, Peter Bubenzner is a Director, Judith Collis is a Director, Robert Whelan is the Treasurer, Robert T. Burns is the Assistant Secretary and Thomas B. Hastings is the Assistant Treasurer. Mark C. Rogers is Senior Vice President and Managing Director - Retail and Ira S. Krolick is Senior Vice President.

         MFS INTERNATIONAL (U.K.) LTD. ("MIL-UK"), a private limited company registered with the Registrar of Companies for England and Wales whose current address is Eversheds, Senator House, 85 Queen Victoria Street, London, England EC4V 4JL, is involved primarily in marketing and investment research activities with respect to private clients and the MIL Funds and the MFS Meridian Funds.

         Robert J. Manning, Peter D. Laird and Stephen E. Cavan are the Directors. Mr. Laird is the President, Mr. Cavan is the Secretary, Robert Whelan is the Treasurer, Thomas B. Hastings is the Assistant Treasurer and Robert T. Burns is the Assistant Secretary. Robert R. Flaherty, Ellen M. Moynihan, Steven J. Wildes and James O. Yost are Vice Presidents.

         MFS INTERNATIONAL S.C. LTDA ("MIL BRAZIL"), a private commercial limited liability quota company organized under the laws of Brazil whose current address is Al Campinas, 1070, 7 andar, Sala 15, Sao Paulo, Sao Paulo, Brazil, is primarily involved in providing market development services to increment the use of MFS products and services in Brazil as well as being a distributor of the MFS Meridian Funds.

         Robert J. Manning, Stephen E. Cavan and Peter D. Laird are Advisory Board Members. Mr. Manning is also the President. Jose Noguerol is General Manager and Regional Vice President, Robert J. Whelan is Treasurer and Thomas B. Hastings is Assistant Treasurer.

         MFS INSTITUTIONAL ADVISORS (AUSTRALIA) LTD. ("MFSI-AUSTRALIA"), a private limited company organized under the Corporations Law of New South Wales, Australia whose current address is Level 27, Australia Square, 264 George Street, Sydney, NSW2000, Australia, is involved primarily in investment management and distribution of Australian superannuation unit trusts and acts as an investment adviser to institutional accounts.

         Graham E. Lenzner is the Chairman, Loretta Lenzner, Robert J. Manning and Sheldon Rivers are Directors, Stephen E. Cavan is the Secretary, Robert Whelan is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, and Robert T. Burns is the Assistant Secretary.

         MFS FUND DISTRIBUTORS, INC. ("MFD"), a wholly owned subsidiary of MFS, serves as distributor for the MFS Funds, MVI and MFSIT.

         Robert J. Manning is the Chairman, James V. Fitzgerald is the President, Martin E. Beaulieu is a Director, Stephen E. Cavan is the Secretary, Robert T. Burns is the Assistant Secretary, Michael J. Londergan is the Treasurer and Thomas B. Hastings is the Assistant Treasurer, James Jessee is Senior Vice President - Dealer Relations, Sharon A. Brovelli is Senior Vice President and Director of Administration/Operations, Paul F. Fichera is Senior Vice President and Director of Product Development, William H. Finnegan is Senior Vice President and Director of Market Development, Michael D. Fitzgerald is Senior Vice President - Bank Marketing Group, Joseph A. Kosciuszek is Senior Vice President - Support Services MFSI/International, Larry I. Milder is Senior Vice President - FIAD Sales, Thomas A. Jessee is Senior Vice President - Broker/Dealer Sales, Bill C. Taylor is Senior Vice President and Director of PPS, Susan G. Fowler is Senior Vice President - Fulfillment/PPS and Brendan K. Nolan is Senior Vice President.

         MFS SERVICE CENTER, INC. ("MFSC"), a wholly owned subsidiary of MFS, serves as shareholder servicing agent to the MFS Funds, the MFS Closed-End Funds, MFSIT and MVI.

         Robert J. Manning is the Chairman. Janet A. Clifford is a Director. Ms. Clifford is also the President, Robert Whelan is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Stephen E. Cavan is the Secretary, and Robert T. Burns is the Assistant Secretary, Robert W. Green is Senior Vice President - Dealer Services, Gloria E. Schmid is Senior Vice President - Operations and Robert A. Steeves is Senior Vice President - Communications Teleservices, Peter W. Noll is Senior Vice President & Chief Information Officer, Anne M. Petruff and David G. Rainville are Senior Vice Presidents.

         MFS INSTITUTIONAL ADVISORS, INC. ("MFSI"), a wholly owned subsidiary of MFS, provides investment advice to substantial private clients.

         Robert J. Manning is Chairman and Chief Investment Officer, Martin E. Beaulieu is a Director, Lisa M. Jones is Head of Institutional and Executive Vice President, Robert Whelan is the Treasurer, Thomas B. Hastings is the Assistant Treasurer and Robert T. Burns is the Secretary, Ray P. Dutcher is Senior Vice President - Global Client Services, Fletcher B. Coleman III is Senior Vice President and Managing Director of Insurance Services Group, Robert
W. Gandre is Senior Vice President and Director of Middle East, Asia & Latin America and Karen C. Jordan and Terence M. Welch are Senior Vice Presidents.

         MFS RETIREMENT SERVICES, INC. ("RSI"), a wholly owned subsidiary of MFS, markets MFS products to retirement plans and provides administrative and record keeping services for retirement plans.

         Robert J. Manning is the Chairman, Martin E. Beaulieu is the Director, Carol W. Geremia is the President, Robert Whelan is the Treasurer, Eric G. Burns is Director of ERISA Compliance, Thomas B. Hastings is the Assistant Treasurer, Stephen E. Cavan is the Secretary, Robert T. Burns is the Assistant Secretary, Katharine Burridge is Senior Vice President - Qualified Plans, Director of Qualified Plans, Matthew D. Gannon is Senior Vice President - Retail Marketing, Director of RSI Marketing, William F. Shaw is Senior Vice President - Marketing and George C. Sutherland is Senior Vice President - Sales.

         MFS INVESTMENT MANAGEMENT K.K. ("MIMKK"), a wholly owned subsidiary of MFS, is a corporation incorporated in Japan. MIMKK, whose address is Kamiyacho-Mori Building, 3-20, Tranomon 4-chome, Minato-ku, Tokyo, Japan, is involved in investment management activities.

         Robert J. Manning, Peter D. Laird and Lisa M. Jones are Directors, Ira
S. Krolick is a Director and Chief Operating Officer, Peter Laird is a Director and Takafumi Ishii is a Director and Representative Director. Robert J. Whelan and Thomas B. Hastings are Statutory Auditors.

         MFS HERITAGE TRUST COMPANY ("MFS TRUST"), a New Hampshire-chartered limited-purpose trust company whose current address is 650 Elm Street, Suite 404, Manchester, NH 03101, provides directed trustee services to retirement plans.

         Stephen E. Cavan, Paul F. Fichera, Janet A. Clifford, Martin E. Beaulieu, Carol W. Geremia and Joseph A. Kosciuszek are Directors. Mr. Cavan is the President, Robert Whelan is the Treasurer, Thomas B. Hastings is Assistant Treasurer and Robert T. Burns is the Clerk. Mark Kaplan is Trust Officer.

         MFS ORIGINAL RESEARCH PARTNERS, LLC, a Delaware limited liability company and a wholly owned subsidiary of MFS whose address is 500 Boylston Street, Boston, Massachusetts 02116, is an adviser to domestic pooled private investment vehicles.

         Robert J. Manning is Director, Robert Whelan is the Treasurer, Stephen
E. Cavan is the Secretary, Thomas B. Hastings is the Assistant Treasurer and Robert T. Burns is the Assistant Secretary.

         MFS ORIGINAL RESEARCH ADVISORS, LLC, a Delaware limited liability company and a wholly owned subsidiary of MFS whose address is 500 Boylston Street, Boston, Massachusetts 02116, is an adviser to offshore pooled private investment vehicles.

         Robert J. Manning is Director, Robert Whelan is the Treasurer, Stephen
E. Cavan is the Secretary, Thomas B. Hastings is the Assistant Treasurer and Robert T. Burns is the Assistant Secretary.

         MFS JAPAN HOLDINGS, LLC, a private limited liability company organized under the laws of Delaware whose address is 500 Boylston Street, Boston, MA 02116, is primarily a holding company and is 50% owned by Massachusetts Financial Services Company and 50% owned by Sun Life Financial (Japan), Inc.

         Robert J. Manning, Douglas C. Henck, Peter D. Laird and Donald A. Stewart are Directors, Robert J. Whelan is Treasurer and Thomas B. Hastings is Assistant Treasurer.

         SUN LIFE OF CANADA (U.S.) FINANCIAL SERVICES HOLDINGS, INC., a company incorporated under the laws of Delaware whose address is 500 Boylston Street, Boston, Massachusetts 02116, is the direct parent company of Massachusetts Financial Services Company.

         Robert J. Manning is Chairman, Eric G. Burns, Donald A. Stewart and C. James Prieur are Directors, Robert Whelan is the Treasurer, Joseph Lynch is the Assistant Treasurer, Robert T. Burns is Secretary and Mitchell C. Freestone is the Assistant Secretary.

         MFS INVESTMENT MANAGEMENT (LUX) S.A., a joint stock company organized under the laws of Luxembourg whose registered office is 49, Avenue J.F. Kennedy, L-1855, Kirchberg, Luxembourg, is the management company of the MFS Investment Funds, which has 2 portfolios: MFS Funds-Global Equity Ex-Japan Fund and MFS Funds-Bond Fund.

         Robert J. Manning, Martin E. Beaulieu and Stephen E. Cavan are Directors, Robert J. Whelan is Treasurer and Thomas B. Hastings is Assistant Treasurer.

         MFS/SUN LIFE FINANCIAL DISTRIBUTORS, INC., a Delaware broker dealer jointly owned by MFS and Sun Life of Canada (U.S.) Financial Services Holdings, Inc., whose address is 125 High Street, Boston, Massachusetts 02110, is a distributor of variable annuity products.

         Martin E. Beaulieu and James A. McNulty, III are the Directors, Thomas Seitz is President, Julia H. Holloway is Vice President and Chief Administrative Officer, Norton A. Goss, II is Vice President and Chief Compliance Officer, Davey S. Scoon is Vice President and Treasurer, Imants Saksons is Vice President, Jane F. Jette is Financial/Operations Principal, Nancy Atherton is Tax Officer, George E. Madden is Secretary and William T. Evers is Assistant Secretary.

         In addition, the following persons, Directors or officers of MFS, have the affiliations indicated:



         Donald A. Stewart           Chief Executive Officer, Sun
                                       Life Assurance Company of
                                       Canada, Sun Life Centre, 150
                                       King Street West, Toronto,
                                       Ontario, Canada (Mr. Stewart
                                       is also an officer and/or
                                       Director of various
                                       subsidiaries and affiliates of
                                       Sun Life)

         C. James Prieur             President and a Director, Sun
                                       Life Assurance Company of
                                       Canada, Sun Life Centre, 150
                                       King Street West, Toronto,
                                       Ontario, Canada (Mr. Prieur is
                                       also an officer and/or
                                       Director of various
                                       subsidiaries and affiliates of
                                       Sun Life)

         William W. Stinson          Non-Executive Chairman, Sun Life
                                       Financial and Sun Life
                                       Assurance Company of Canada,
                                       Sun Life Centre, 150 King
                                       Street West, Toronto, Ontario,
                                       Canada; Chairman, Westshore
                                       Terminals Income Fund,
                                       Vancouver, British Columbia;
                                       Director, Grant Forest
                                       Products Inc., Ontario, Canada
                                       and Trustee, Fording Canadian
                                       Coal Trust, Calgary, Alberta

         James C. Baillie            Counsel, Torys, Ontario, Canada;
                                       Chair, Independent Electricity
                                       Market Operator, Ontario,
                                       Canada; Chair, Corel
                                       Corporation, Ontario, Canada;
                                       Director, Sun Life Financial,
                                       Ontario Canada; Director, FPI
                                       Ltd., Newfoundland, Canada


ITEM 27. DISTRIBUTORS

         (a)      Reference is hereby made to Item 26 above.

         (b) Reference is hereby made to Item 26 above; the principal business address of each of these persons is 500 Boylston Street, Boston, Massachusetts 02116.

         (c)      Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

         The accounts and records of the Registrant are located, in whole or in part, at the office of the Registrant and the following locations:

                   NAME                           ADDRESS
                   ----                           -------
     Massachusetts Financial Services       500 Boylston Street
      Company (investment adviser)          Boston, MA 02116

     MFS Fund Distributors, Inc.            500 Boylston Street
      (distributor)                         Boston, MA 02116

     State Street Bank & Trust              225 Franklin Street
      Company (custodian)                   Boston, MA 02110

     MFS Service Center, Inc.               2 Avenue de LaFayette
      (transfer agent)                      Boston, MA 02111-1738

ITEM 29. MANAGEMENT SERVICES

         Not applicable.

ITEM 30. UNDERTAKINGS

         Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and The Commonwealth of Massachusetts on the 23rd day of February, 2004.

                                          MFS VARIABLE INSURANCE TRUST

                                          By:    ROBERT J. MANNING*
                                                 -----------------------------
                                          Name:  Robert J. Manning
                                          Title: President

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities indicated on February 23, 2004.

         SIGNATURE                             TITLE
         ---------                             -----
ROBERT J. MANNING*         President (Principal Executive Officer) and Trustee
------------------------
Robert J. Manning


RICHARD M. HISEY*          Principal Financial Officer and Accounting Officer
------------------------
Richard M. Hisey


LAWRENCE H. COHN*          Trustee
------------------------
Lawrence H. Cohn


DAVID H. GUNNING*          Trustee
------------------------
David H. Gunning


WILLIAM R. GUTOW*          Trustee
------------------------
William R. Gutow

J. ATWOOD IVES*            Trustee
------------------------
J. Atwood Ives


AMY B. LANE*               Trustee
------------------------
Amy B. Lane


LAWRENCE T. PERERA*        Trustee
------------------------
Lawrence T. Perera

WILLIAM J. POORVU*         Trustee
------------------------
William J. Poorvu


ROBERT C. POZEN*           Trustee
------------------------
Robert C. Pozen


J. DALE SHERRATT*          Trustee
------------------------
J. Dale Sherratt


ELAINE R. SMITH*           Trustee
------------------------
Elaine R. Smith


WARD SMITH*                Trustee
------------------------
Ward Smith

                                   *By:   JAMES R. BORDEWICK, JR.
                                          -------------------------------
                                   Name:  James R. Bordewick, Jr.
                                          as Attorney-in-fact

                                   Executed by James R. Bordewick, Jr. on behalf of those indicated pursuant to a Power of Attorney dated January 1, 2002 included in the Registrant's Post-Effective Amendment No. 17 filed with the SEC via EDGAR on April 25, 2002, a Power of Attorney dated August 1, 2002, incorporated by reference to MFS Series Trust IX (File Nos. 2-50409 and 811-2464)
                                   Post-Effective Amendment No. 44 filed with the Securities and Exchange Commission via EDGAR on August 1, 2002, a Power of Attorney dated January 27, 2004, incorporated by reference to MFS Series Trust XI (File Nos. 33-68310 and 811-7992) Post-Effective
                                   Amendment No. 21 filed with the SEC via EDGAR on January 28, 2004, a Power of Attorney dated February 12, 2004, and a Power of Attorney dated February 24, 2004, incorporated by reference to MFS Series Trust VIII (File Nos.3 3-37972 and 811-5262)
                                   Post-Effective Amendment No. 23 filed with the SEC via EDGAR on February 27, 2003.

                                INDEX TO EXHIBITS

EXHIBIT NO.                   DESCRIPTION OF EXHIBIT                  PAGE NO.
-----------                   ----------------------                  --------
1              Amended and Restated Declaration of Trust,
                dated August 12, 2003.

9       (b)    Legal Opinion Consent, dated February 23, 2004.

10             Consent of Deloitte & Touche, LLP.